As filed with the Securities and Exchange Commission On February 1, 2006

Registration No. 333-74295; 811-09253

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 89	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 90	☒

WELLS FARGO FUNDS TRUST

(Exact Name of Registrant as specified in Charter)

525 Market Street

San Francisco, CA 94105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 643-9691

C. David Messman

Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Ave., N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to Rule 485(b), or

☐	60 days after filing pursuant to Rule 485(a)(1), or

☐	on _________ pursuant to Rule 485(a)(1)

☐	75 days after filing pursuant to Rule 485(a)(2), or

☐	on ___________ pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 89 to the Registration Statement of Wells Fargo Funds Trust (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended September 30, 2005 for the Aggressive Allocation Fund, Asset Allocation Fund, Balanced Fund, Conservative Allocation Fund, Growth Balanced Fund, Moderate Balanced Fund, C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, Index Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund, Asia Pacific Fund, Emerging Markets Focus Fund, Institutional Emerging Markets Fund, International Core Fund, International Equity Fund, International Value Fund, Overseas Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Opportunities Fund, Specialized Financial Services Fund, Specialized Health Sciences Fund and Specialized Technology Fund and to add the audited financial statements and certain related financial information for the fiscal year ended October 31, 2005, for the C&B Mid Cap Value Fund, Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Mid Cap Growth Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Growth Fund, Small Cap Opportunities Fund, Small Cap Value Fund, Small/Mid Cap Value Fund, Specialized Financial Services Fund, Specialized Health Sciences Fund and Specialized Technology Fund, and to make certain other non-material changes to the Trust’s Registration Statement.

WELLS FARGO FUNDS TRUST

Cross Reference Sheet

Form N-1A Item Number

Part A	Prospectus Captions
1	Front and Back Cover Pages
2	Objectives
Principal Strategies
Summary of Important Risks
Performance History
3	Summary of Expenses
4	Objectives
Principal Strategies
Summary of Important Risks
See Individual Fund Summaries
Additional Strategies and General Investment Risks
Other Information
5	Organization and Management of the Funds
6	Your Account
How to Buy Shares
How to Sell Shares
Exchanges
Income and Gain Distributions
Taxes
7	A Choice of Share Classes
Reductions and Waivers of Sales Charges
8	See Individual Fund Summaries

Part B	Statement of Additional Information Captions
9	Cover Page and Table of Contents
10	Historical Fund Information
11	Investment Policies
Additional Permitted Investment Activities and Associated Risks
Policies and Procedures for Disclosure of Fund Portfolio Holdings
12	Management
Proxy Voting Policies and Procedures
13	Capital Stock
14	Management
Additional Purchase and Redemption Information
15	Management
16	Management
Portfolio Transactions
17	Capital Stock
18	Determination of Net Asset Value
Additional Purchase and Redemption Information
19	Federal Income Taxes
20	Management
21	Not Applicable
22	Financial Information

Part C	Other Information
23-30	Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE ALLOCATION FUNDS – CLASS A, CLASS B, CLASS C

Wells Fargo Advantage Moderate Balanced Fund Wells Fargo Advantage Asset Allocation Fund Wells Fargo Advantage Growth Balanced Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Allocation Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Allocation Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Moderate Balanced Fund (Class A: WFMAX) (Class B: WMOBX) (Class C: WFBCX)	Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Asset Allocation Fund (Class A: SFAAX) (Class B: SASBX) (Class C: WFALX)	Seeks long-term total return, consistent with reasonable risk.

Growth Balanced Fund (Class A: WFGBX) (Class B: NVGRX) (Class C: WFGWX)	Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

4	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund invests in equity and fixed income securities, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

Allocation Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 19;

•	the “Additional Strategies and General Investment Risks” section beginning on page 37; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Growth Balanced Fund and Moderate Balanced Fund make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6	Allocation Funds Prospectus

FUND	SPECIFIC RISKS

Moderate Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Asset Allocation Fund	The Fund is subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Growth Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Allocation Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index and a composite index created to mirror each Fund’s current neutral portfolio allocations.

Please remember that past performance before and after taxes is no guarantee of future results.

Moderate Balanced Fund Class A Calendar Year Returns*1

Best Qtr.:	Q4 ’98 • 10.12%	Worst Qtr.:	Q3 ’02 • (9.12)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

8	Allocation Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns[5]
for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 01/30/04)[1]	(2.32)%	1.90%	6.71%
Class A Returns After Taxes on Distributions	(3.98)%	0.35%	4.63%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.69)%[7]	0.84%	4.68%
Class B Returns Before Taxes (Incept. 01/30/04)[1]	(2.13)%	1.98%	6.55%
Class C Returns Before Taxes (Incept. 01/30/04)[1]	1.84%	2.34%	6.55%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2,4]	4.91%	0.54%	9.07%
LB Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[3]	2.43%	5.87%	6.16%
Moderate Balanced Composite Index (reflects no deductions for fees, expenses or taxes)[6]	4.29%	4.27%	7.24%
[1]	Performance shown for periods prior to inception of this Class reflects performance of the Fund’s Administrator Class shares, adjusted to reflect the fees and expenses of this Class. The Fund’s Administrator Class shares incepted on November 11, 1994.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[5]	Returns reflect applicable sales charges.
[6]	The index is weighted 45% in the Lehman Brothers US Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month US Treasury Bond Index, 10% in the Russell 1000 Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 Growth Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000 Index.
[7]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Allocation Funds Prospectus	9

Performance History

Asset Allocation Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ’98 • 16.09%	Worst Qtr.:	Q3 ’02 • (12.39)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

10	Allocation Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1]
for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 11/13/86)	(1.22)%	1.27%	7.26%
Class A Returns After Taxes on Distributions	(2.26)%	0.03%	5.03%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.81)%[7]	0.40%	5.17%
Class B Returns Before Taxes (Incept. 1/1/95)	(0.96)%	1.32%	7.15%
Class C Returns Before Taxes (Incept. 4/1/98)[2]	3.09%	1.72%	7.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3,5]	4.91%	0.54%	9.07%
LB 20+ Treasury Index (reflects no deduction for fees, expenses or taxes)[4]	8.57%	7.87%	7.63%
Asset Allocation Composite Index (reflects no deduction for fees, expenses or taxes)[6]	6.40%	3.60%	9.04%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Fund’s Class B shares, adjusted to reflect this Class’s fees and expenses.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.
[4]	Lehman Brothers 20+ Treasury Index.
[5]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[6]	The index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ Year US Treasury Bond Index.
[7]	Returns after taxes on distitbutions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Allocation Funds Prospectus	11

Performance History

Growth Balanced Fund Class A Shares Calendar Year Returns*2

Best Qtr.:	Q4 ’98 • 16.79%	Worst Qtr.:	Q3 ’02 • (15.64)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

12	Allocation Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1]
for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 10/14/98)[2]	1.48%	1.28%	8.06%
Class A Returns After Taxes on Distributions	(2.91)%	0.38%	6.54%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	0.16%	0.66%	6.24%
Class B Returns Before Taxes (Incept. 10/1/98)[2]	(1.23)%	1.34%	7.90%
Class C Returns Before Taxes (Incept. 10/1/98)[2]	2.74%	1.71%	7.91%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)[3,5]	4.91%	0.54%	9.07%
LB Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)[4]	2.43%	5.87%	6.16%
Growth Balanced Composite Index (reflects no deductions for fees, expenses or taxes)[6]	5.38%	3.78%	8.16%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception of this Class reflects performance of the Fund’s Administrator Class shares, adjusted to reflect the fees and expenses of this Class.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.
[4]	Lehman Brothers Aggregate Bond Index.
[5]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[6]	The index is weighted 35% in the Lehman Brothers US Aggregate Bond Index, 16.25% in the Russell 1000 Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 Growth Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000 Index.

Allocation Funds Prospectus	13

Allocation Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Moderate Balanced Fund[5]
	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.73%	0.73%	0.73%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses[3]	0.57%	0.57%	0.57%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.30%	2.05%	2.05%
Fee Waivers	0.15%	0.15%	0.15%

NET EXPENSES[4]	1.15%	1.90%	1.90%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information. All other Class A shares will not have a CDSC.
[2]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the Asset Allocation Fund and the master portfolios in which the Moderate Balanced Fund and Growth Balanced Fund invest. The management fees charged to the Funds/master portfolios will decline as a Fund’s/master portfolio’s assets grow and will continue to be based on a percentage of the Fund’s/master portfolio’s average daily net assets. Each Fund, except for the Asset Allocation Fund, invests substantially all of its assets in two or more master portfolios. The Asset Allocation Fund invests directly in a portfolio of securities in which the investment adviser has assigned a breakpoint schedule as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $4.99 billion and higher. Management fees for the Growth Balanced Fund and the Moderate Balanced Fund are based on a blended rate of advisory fees charged to the master portfolios in which the Funds invest, plus an additional 0.25% asset allocation fee.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through January 31, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[5]	Expenses for the Growth Balanced Fund and Moderate Balanced Fund include expenses allocated from the master portfolios in which each such Fund invests.

14	Allocation Funds Prospectus

Summary of Expenses

Asset Allocation Fund			Growth Balanced Fund[5]
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.62%	0.62%	0.62%	0.76%	0.76%	0.76%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.61%	0.61%	0.61%	0.57%	0.57%	0.57%

1.23%	1.98%	1.98%	1.33%	2.08%	2.08%
0.08%	0.08%	0.08%	0.13%	0.13%	0.13%

1.15%	1.90%	1.90%	1.20%	1.95%	1.95%

Allocation Funds Prospectus	15

Allocation Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Moderate Balanced Fund
	CLASS A	CLASS B	CLASS C
1 YEAR	$685	$693	$293
3 YEARS	$949	$928	$628
5 YEARS	$1,233	$1,290	$1,090
10 YEARS	$2,040	$2,308	$2,367

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Moderate Balanced Fund
	CLASS A	CLASS B	CLASS C
1 YEAR	$685	$193	$193
3 YEARS	$949	$628	$628
5 YEARS	$1,233	$1,090	$1,090
10 YEARS	$2,040	$2,308	$2,367

16	Allocation Funds Prospectus

Summary of Expenses

Asset Allocation Fund			Growth Balanced Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$685	$693	$293	$690	$698	$298
$935	$914	$614	$960	$939	$639
$1,205	$1,260	$1,060	$1,250	$1,307	$1,107
$1,971	$2,308	$2,300	$2,074	$2,409	$2,400

Asset Allocation Fund			Growth Balanced Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$685	$193	$193	$690	$198	$198
$935	$614	$614	$960	$639	$639
$1,205	$1,060	$1,060	$1,250	$1,107	$1,107
$1,971	$2,308	$2,300	$2,074	$2,409	$2,400

Allocation Funds Prospectus	17

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Growth Balanced Fund and the Moderate Balanced Fund are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined terms. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

18	Allocation Funds Prospectus

Moderate Balanced Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Galen G. Blomster, CFA; Christian L. Chan, CFA;

Gregory T. Genung, CFA; Jeffrey P. Mellas; Andrew Owen, CFA

Investment Objective

The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 19 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	40%	30–50%
Fixed Income Styles	60%	50–70%

Allocation Funds Prospectus	19

Moderate Balanced Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	60%
Managed Fixed Income Portfolio			31.50%
Stable Income Portfolio			15.00%
Total Return Bond Portfolio			9.00%
Inflation-Protected Bond Portfolio			4.50%
Diversified Equity Style	40%
Large Cap Blend Style		10%
Index Portfolio			10.00%
Large Cap Value Style		10%
Equity Income Portfolio			3.34%
C&B Large Cap Value Portfolio			3.33%
Equity Value Portfolio			3.33%
Large Cap Growth Style		10%
Disciplined Growth Portfolio			2.00%
Large Cap Appreciation Portfolio			1.00%
Large Company Growth Portfolio			7.00%
Small Cap Style		4%
Small Cap Index Portfolio			1.33%
Small Company Growth Portfolio			1.33%
Small Company Value Portfolio[1]			1.34%
International Style		6%
International Value Portfolio			1.50%
International Core Portfolio			1.50%
International Index Portfolio			1.50%
International Growth Portfolio			1.50%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

20	Allocation Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 68 for the objective and principal strategies of these portfolios.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
Inflation-Protected Bond	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Managed Fixed Income	Galliard
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Stable Income	Galliard
Strategic Small Cap Value	Wells Capital Management
Total Return Bond	Wells Capital Management

Allocation Funds Prospectus	21

Moderate Balanced Fund

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 37. These considerations are all important to your investment choice.

22	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES COMMENCED ON JANUARY 30, 2004		CLASS B SHARES COMMENCED ON JANUARY 30, 2004		CLASS C SHARES COMMENCED ON JANUARY 30, 2004

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2005	Sept. 30, 2004
Net asset value, beginning of period	$21.72	$21.79	$21.62	$21.79	$21.62	$21.79
Income from investment operations:
Net investment income (loss)	0.43	0.13	0.31	0.06	0.31	0.08
Net realized and unrealized gain (loss) on investments	1.13	(0.20)	1.08	(0.23)	1.08	(0.25)
Total from investment operations	1.56	(0.07)	1.39	(0.17)	1.39	(0.17)
Less distributions:
Distributions from net investment income	(0.40)	0.00	(0.32)	0.00	(0.31)	0.00
Distributions from net realized gain	(0.65)	0.00	(0.65)	0.00	(0.65)	0.00
Total distributions	(1.05)	0.00	(0.97)	0.00	(0.96)	0.00
Net asset value, end of period	$22.23	$21.72	$22.04	$21.62	$22.05	$21.62
Total return[1]	7.32%	(0.32)%	6.50%	(0.78)%	6.50%	(0.78)%
Ratios/supplemental data:
Net assets, end of period (000s)	$4,745	$2,576	$3,121	$2,304	$1,223	$693
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.15%	1.15%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets	2.11%	1.14%	1.35%	0.65%	1.35%	0.65%
Portfolio turnover rate[4]	91%	62%	91%	62%	91%	62%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.30%	1.27%	2.05%	2.02%	2.05%	2.01%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Allocation Funds Prospectus	23

Asset Allocation Fund

Portfolio Managers:    Galen G. Blomster, CFA; Gregory T. Genung, CFA; Jeffrey P. Mellas

Investment Objective

The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

Investment Strategies

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The asset classes we invest in are:

•	Stock Investments—We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

•	Bond Investments—We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations.

Target Allocations

	Neutral Target Allocations	Target Allocation Ranges
Equity Styles	60%	35–85%
Fixed Income Styles	40%	15–65%

24	Allocation Funds Prospectus

Important Risk Factors

The Fund is subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 37. These considerations are all important to your investment choice.

Allocation Funds Prospectus	25

Asset Allocation Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON NOVEMBER 13, 1986

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$18.80	$17.50	$14.97	$18.72	$24.36
Income from investment operations:
Net investment income (loss)	0.40	0.36[3]	0.30	0.32	0.36
Net realized and unrealized gain (loss) on investments	1.64	1.57	2.53	(2.52)	(3.87)
Total from investment operations	2.04	1.93	2.83	(2.20)	(3.51)
Less distributions:
Distributions from net investment income	(0.41)	(0.36)	(0.30)	(0.32)	(0.36)
Distributions from net realized gain	(0.44)	(0.27)	0.00	(1.23)	(1.77)
Total distributions	(0.85)	(0.63)	(0.30)	(1.55)	(2.13)
Net asset value, end of period	$19.99	$18.80	$17.50	$14.97	$18.72
Total return[1]	11.03%	11.12%	19.04%	(13.20)%	(15.52)%
Ratios/supplemental data:
Net assets, end of period (000s)	$934,783	$864,857	$838,683	$763,925	$989,513
Ratios to average net assets:
Ratio of expenses to average net assets	1.15%	1.15%	1.15%	1.09%	0.99%
Ratio of net investment income (loss) to average net assets	2.06%	1.90%	1.80%	1.76%	1.71%
Portfolio turnover rate	6%	4%	15%	23%	54%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.23%	1.34%	1.45%	1.34%	1.20%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Calculated based upon average shares outstanding.

26	Allocation Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON JANUARY 1, 1995

Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$11.42	$10.63	$9.09	$11.36	$14.78

0.15	0.13[3]	0.10	0.11	0.13
1.00	0.95	1.54	(1.53)	(2.35)
1.15	1.08	1.64	(1.42)	(2.22)

(0.15)	(0.13)	(0.10)	(0.11)	(0.13)
(0.27)	(0.16)	0.00	(0.74)	(1.07)
(0.42)	(0.29)	(0.10)	(0.85)	(1.20)
$12.15	$11.42	$10.63	$ 9.09	$11.36
10.19%	10.24%	18.10%	(13.83)%	(16.18)%

$146,644	$208,029	$280,220	$325,790	$479,035

1.90%	1.90%	1.90%	1.84%	1.74%
1.33%	1.15%	1.05%	1.00%	0.96%
6%	4%	15%	23%	54%

1.98%	2.09%	2.27%	2.15%	1.93%

Allocation Funds Prospectus	27

Asset Allocation Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON APRIL 1, 1998

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$11.44	$10.65	$9.11	$11.39	$14.82
Income from investment operations:
Net investment income (loss)	0.17	0.13[3]	0.11	0.11	0.13
Net realized and unrealized gain (loss) on investments	0.98	0.95	1.54	(1.53)	(2.35)
Total from investment operations	1.15	1.08	1.65	(1.42)	(2.22)
Less distributions:
Distributions from net investment income	(0.16)	(0.13)	(0.11)	(0.11)	(0.13)
Distributions from net realized gain	(0.27)	(0.16)	0.00	(0.75)	(1.08)
Total distributions	(0.43)	(0.29)	(0.11)	(0.86)	(1.21)
Net asset value, end of period	$12.16	$11.44	$10.65	$9.11	$11.39
Total return[1]	10.15%	10.25%	18.14%	(13.86)%	(16.16)%
Ratios/supplemental data:
Net assets, end of period (000s)	$40,795	$25,268	$27,345	$23,466	$31,536
Ratios to average net assets:
Ratio of expenses to average net assets	1.90%	1.90%	1.90%	1.84%	1.74%
Ratio of net investment income (loss) to average net assets	1.26%	1.15%	1.05%	1.01%	0.96%
Portfolio turnover rate	6%	4%	15%	23%	54%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.98%	2.09%	2.23%	2.11%	1.89%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Calculated based upon average shares outstanding.

28	Allocation Funds Prospectus

Growth Balanced Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Galen G. Blomster, CFA; Christian L. Chan, CFA;

Gregory T. Genung, CFA; Jeffrey P. Mellas; Andrew Owen, CFA

Investment Objective

The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments.

The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. When market conditions are not “normal,” as determined by the model, the Fund’s target allocation may be as low as 20% in fixed income securities, and these conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocations	Target Allocation Ranges
Equity Styles	65%	50-80%
Fixed Income Styles	35%	20-50%

Allocation Funds Prospectus	29

Growth Balanced Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	65%
Large Cap Blend Style		16.25%
Index Portfolio			16.25%
Large Cap Value Style		16.25%
Equity Income Portfolio			5.42%
C&B Large Cap Value Portfolio			5.42%
Equity Value Portfolio			5.41%
Large Cap Growth Style		16.25%
Disciplined Growth Portfolio			3.25%
Large Cap Appreciation Portfolio			1.625%
Large Company Growth Portfolio			11.375%
Small Cap Style		6.5%
Small Cap Index Portfolio			2.17%
Small Company Growth Portfolio			2.165%
Small Company Value Portfolio[1]			2.165%
International Style		9.75%
International Value Portfolio			2.44%
International Core Portfolio			2.44%
International Index Portfolio			2.44%
International Growth Portfolio			2.43%
Diversified Bond Style	35%
Managed Fixed Income Portfolio			24.50%
Total Return Bond Portfolio			7.00%
Inflation-Protected Bond Portfolio			3.50%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

30	Allocation Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 68 for the objective and principal strategies of each portfolio.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Inflation-Protected Bond	Wells Capital Management
Index	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Managed Fixed Income	Galliard
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management
Total Return Bond	Wells Capital Management

Allocation Funds Prospectus	31

Growth Balanced Fund

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 37. These considerations are all important to your investment choice.

32	Allocation Funds Prospectus

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Growth Balanced Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 14, 1998

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$30.51	$28.27	$24.27	$29.18	$34.96
Income from investment operations:
Net investment income (loss)	0.52	0.41[5]	0.34	0.38	0.59
Net realized and unrealized gain (loss) on investments	2.68	2.41	4.05	(3.88)	(3.72)
Total from investment operations	3.20	2.82	4.39	(3.50)	(3.13)
Less distributions:
Distributions from net investment income	(0.41)	(0.58)	(0.39)	(0.23)	(0.62)
Distributions from net realized gain	(0.21)	0.00	0.00	(1.18)	(2.03)
Total distributions	(0.62)	(0.58)	(0.39)	(1.41)	(2.65)
Net asset value, end of period	$33.09	$30.51	$28.27	$24.27	$29.18
Total return[1]	10.58%	10.02%	18.25%	(12.99)%	(9.78)%
Ratios/supplemental data:
Net assets, end of period (000s)	$58,091	$56,566	$43,509	$32,370	$25,049
Ratios to average net assets:
Ratio of expenses to average net assets[2]	1.20%	1.20%	1.20%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	1.59%	1.33%	1.43%	1.60%	1.93%
Portfolio turnover rate[3]	80%	51%	53%	48%	60%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.33%	1.28%	1.48%	1.18%	1.30%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated based upon average shares outstanding.

34	Allocation Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON OCTOBER 1, 1998

Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$27.83	$25.89	$22.22	$26.92	$32.50

0.23	0.16[5]	0.16	0.19	0.39
2.47	2.22	3.68	(3.59)	(3.50)
2.70	2.38	3.84	(3.40)	(3.11)

(0.20)	(0.44)	(0.17)	(0.12)	(0.44)
(0.21)	0.00	0.00	(1.18)	(2.03)
(0.41)	(0.44)	(0.17)	(1.30)	(2.47)
$30.12	$27.83	$25.89	$22.22	$26.92
9.76%	9.17%	17.40%	(13.68)%	(10.45)%

$85,327	$89,783	$81,511	$66,337	$48,487

1.95%	1.95%	1.95%	1.90%	1.90%
0.84%	0.58%	0.69%	0.85%	1.16%
80%	51%	53%	48%	60%
2.08%	2.02%	2.57%	2.13%	2.16%

Allocation Funds Prospectus	35

Growth Balanced Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$27.81	$25.88	$22.22	$26.91	$32.50
Income from investment operations:
Net investment income (loss)	0.21	0.16[5]	0.15	0.17	0.39
Net realized and unrealized gain (loss) on investments	2.50	2.21	3.69	(3.57)	(3.50)
Total from investment operations	2.71	2.37	3.84	(3.40)	(3.11)
Less distributions:
Distributions from net investment income	(0.12)	(0.44)	(0.18)	(0.11)	(0.45)
Distributions from net realized gain	(0.21)	0.00	0.00	(1.18)	(2.03)
Total distributions	(0.33)	(0.44)	(0.18)	(1.29)	(2.48)
Net asset value, end of period	$30.19	$27.81	$25.88	$22.22	$26.91
Total return[1]	9.79%	9.18%	17.35%	(13.67)%	(10.46)%
Ratios/supplemental data:
Net assets, end of period (000s)	$18,262	$20,799	$24,958	$18,484	$11,265
Ratios to average net assets:
Ratio of expenses to average net assets[2]	1.95%	1.95%	1.95%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets	0.84%	0.58%	0.69%	0.85%	1.18%
Portfolio turnover rate[3]	80%	51%	53%	48%	60%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	2.08%	2.02%	2.57%	2.17%	2.06%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated based on average shares outstanding.

36	Allocation Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Growth Balanced Fund and Moderate Balanced Fund are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in the Funds’ NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Growth Balanced Fund and Moderate Balanced Fund invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets which are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•

The Growth Balanced Fund and Moderate Balanced Fund may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on

Allocation Funds Prospectus	37

Additional Strategies and General Investment Risks

the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Funds themselves.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

38	Allocation Funds Prospectus

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Allocation Funds Prospectus	39

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		MODERATE BALANCED	ASSET ALLOCATION	GROWTH BALANCED

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●

Emerging Markets

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk	●		●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●		●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk	●		●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●		●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●

40	Allocation Funds Prospectus

		MODERATE BALANCED	ASSET ALLOCATION	GROWTH BALANCED

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●

Mortgage- and Asset-Backed Securities

Securities consisting of undivided fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.

	Interest Rate, Credit and Prepayment/Extension Risk	●		●

Options

The right to buy or sell a security at an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Credit, Leverage and Liquidity Risk	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk.			●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk			●

Allocation Funds Prospectus	41

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHARE HOLDERS

42	Allocation Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus As noted in this table, the fees shown for the Growth Balanced Fund and Moderate Balanced Fund include fees allocated from the master portfolios in which each Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements for each Fund is available in the Funds’ annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

The Growth Balanced Fund and Moderate Balanced Fund are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Growth Balanced Fund and Moderate Balanced Fund, Funds Management acts as investment adviser for each Fund’s assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Growth Balanced Fund and Moderate Balanced Fund have a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each such Fund invests. Under this arrangement, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for each of the Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management also is the sub-adviser for the Equity Income, Index, Inflation-Protected Bond, Small Cap Index, Strategic Small Cap Value and Total Return Bond Portfolios in which the gateway funds invest a portion of their assets and, in this capacity, is responsible for the day-to-day investment management of these portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

Allocation Funds Prospectus	43

Organization and Management of the Funds

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of September 30, 2005, Artisan managed over $43.2 billion in assets.

Cadence Capital Management, LLC (“Cadence”), located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors. September 30, 2005, Cadence managed approximately $6.7 billion in assets.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. As of September 30, 2005, Cooke & Bieler managed approximately $7.5 billion in assets.

Galliard Capital Management, Inc. (“Galliard”), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Managed Fixed Income, and Stable Income Portfolios in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2005, Galliard managed approximately $21.4 billion in assets.

LSV Asset Management (“LSV”), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the International Value Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, LSV managed over $46.7 billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of September 30, 2005, New Star managed over $12.3 billion in assets.

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2005, Peregrine managed approximately $12.1 billion in assets.

44	Allocation Funds Prospectus

Smith Asset Management Group, L.P. (“Smith Group”), located at 100 Crescent Court, Suite 1150, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2005, Smith Group managed over $2.3 billion in assets.

SSgA Funds Management (“SSgA”), located at One Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which the gateway funds invest a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company. As of September 30, 2005, SSgA managed over $101.3 million in assets.

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Equity Value Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, Systematic managed over $6.7 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund class. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Allocation Funds Prospectus	45

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. Information regarding the Funds’ sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

46	Allocation Funds Prospectus

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

Allocation Funds Prospectus	47

A Choice of Share Classes

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

48	Allocation Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge, proceeds of a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee or a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).

•	By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

Allocation Funds Prospectus	49

Reductions and Waivers of Sales Charges

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent. You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.

The following types of accounts (registered in the name of or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility under a rights of accumulation discount:

•	individual accounts;

•	joint accounts;

•	IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a Wells Fargo Advantage Funds prototype agreement;

•	403(b) accounts; and

•	accounts over which the shareholder, his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account or a solely owned business account).

Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

•	Section 529 Plan accounts;

•	accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held directly in a Wells Fargo Advantage Funds account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (ie. 401(k) Plans) and SIMPLE IRAs established using the Wells Fargo Advantage Funds prototype agreement (but not including employer sponsored IRAs) (collectively, “Employer Sponsored Retirement Plans”).

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

50	Allocation Funds Prospectus

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	the Funds’ transfer agent;

•	broker-dealers who act as selling agents;

•	immediate family members (spouse, sibling, parent or child) of any of the above; and

•	each Fund’s sub-adviser, but only for the Fund(s) in which such sub-adviser provides investment advisory services

•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Section 529 Plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM ).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

Allocation Funds Prospectus	51

Reductions and Waivers of Sales Charges

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

•	We waive the Class C CDSC where a Fund did not pay a sales commission at the time of purchase.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
Moderate Balanced	0.75%	0.75%
Asset Allocation	0.75%	0.75%
Growth Balanced	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

52	Allocation Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of any Wells Fargo Advantage money market fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two

Allocation Funds Prospectus	53

Exchanges

exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

54	Allocation Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Allocation Funds Prospectus	55

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

•	Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

56	Allocation Funds Prospectus

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Allocation Funds Prospectus	57

Your Account	How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

58	Allocation Funds Prospectus

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage Asset Allocation Fund, Class C.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $1,000 (or $250 for retirement accounts) from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Allocation Funds Prospectus	59

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, visit our Web site at www.wellsfargo.com/advantagefunds, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing and wire instructions on page 58. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 58. Be sure to have the wiring bank include your current account number and the name your account is registered in. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

60	Allocation Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or 1-800-368-7550 to use the automated phone system to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

Allocation Funds Prospectus	61

Your Account	How to Sell Shares

•	The minimum redemption amount is $100 or the balance of your account.

•	Your redemption proceeds are net of any applicable CDSC fees.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

62	Allocation Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Asset Allocation Fund makes distributions of any net investment income at least quarterly and any realized net capital gains at least annually. The Growth Balanced and Moderate Balanced Funds make such distributions annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Allocation Funds Prospectus	63

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

64	Allocation Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by Institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we

Allocation Funds Prospectus	65

Additional Services and Other Information

reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

66	Allocation Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

C&B Large Cap Value Portfolio	The Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal.

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Equity Value Portfolio	The Portfolio seeks long-term capital appreciation.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

Inflation-Protected Bond Portfolio	The Portfolio seeks total return while providing protection against inflation.

International Core Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation over the long-term, by investing primarily in equity securities of non-U.S. companies.

International Growth Portfolio	The Portfolio seeks long-term capital appreciation, by investing primarily in equity securities.

International Index Portfolio	The Portfolio seeks to match as closely as practicable the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI EAFE Index”).

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation by investing in the stocks of larger companies.
Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, domestic companies that the adviser believes have superior growth potential.

Managed Fixed Income Portfolio	The Portfolio seeks consistent fixed-income returns.

68	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in income-producing equity securities and in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests principally in equity securities. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests principally in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 5 and 20 years.

The Portfolio invests principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

Under normal circumstances, the Portfolio invests principally in non-U.S. securities, including emerging market securities.

Under normal circumstances, the Portfolio invests principally in securities comprising the MSCI EAFE Index.

The Portfolio invests in the common stocks of large U.S. companies selected on the basis of superior growth characteristics combined with reasonable valuation. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in a diversified Portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.

Allocation Funds Prospectus	69

Description of Master Portfolios

FUND	OBJECTIVE

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

Stable Income Portfolio	The Portfolio seeks to maintain stability of principal while providing lower volatility total return.

Strategic Small Cap Value Portfolio	The Portfolio seeks long-term capital appreciation.
Total Return Bond Portfolio	The Portfolio seeks total return consisting of income and capital appreciation.

70	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P Small Cap 600 Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio invests in short-term investment-grade securities which include mortgage-backed securities and U.S. Government Obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and other entities.

The Portfolio principally invests in securities of small-capitalization companies, which we define as companies whose market capitalizations are equal to or lower than the company with the largest capitalization in the Russell 2500 Index. In making investment decisions for the Portfolio, we employ multiple investment strategies to identify securities that are undervalued in the marketplace.

The Portfolio invests in a broad-range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Allocation Funds Prospectus	71

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Thomas C. Biwer, CFA

Growth Balanced Fund since 2005

Moderate Balanced Fund since 2005

Mr. Biwer has served as investment manager and portfolio strategist for the Wells Fargo (formerly Strong) Advisor service since 1999. Mr. Biwer has served as a Portfolio Manager and member of Funds Management’s asset allocation team since 2005. Mr. Biwer participates in determining the asset allocations of each Fund’s investments in various master portfolios. Mr. Biwer has more than 23 years of investment industry experience. He earned his B.S. and M.B.A. degrees from the University of Illinois.

Galen G. Blomster, CFA

Asset Allocation Fund since 2002

Growth Balanced Fund since 1989

Moderate Balanced Fund since 1989

Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund. Mr. Blomster is responsible for implementing target allocation changes for the Funds as recommended by the asset allocation model. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his B.S. degree in Dairy and Food Sciences from the University of Minnesota and his M.S. and Ph.D. degrees in Applied Economics from Purdue University.

Christian L. Chan, CFA

Growth Balanced Fund since 2005

Moderate Balanced Fund since 2005

Mr. Chan has served as a Portfolio Manager for Funds Management since 2005, and as a member of the firm’s asset allocation team and investment team since 2002. Mr. Chan participates in determining the asset allocations of each Fund’s investments in various master portfolios. Mr. Chan has more than 8 years of investment experience. Mr. Chan earned his B.A. degree in American Studies from University of California at Los Angeles.

Gregory T. Genung, CFA

Asset Allocation Fund since 2006

Moderate Balanced Fund since 2006

Growth Balanced Fund since 2006

Mr. Genung joined Wells Capital Management in 2001 as a manager of certain of the Wells Fargo Advantage index mutual funds, private accounts and collective trust funds. Before 2001, he was a securities trader with Norwest Investment Services, Inc. from 1994. Mr. Genung earned his B.A. degrees in Finance and Economics from the University of Minnesota, Duluth.

72	Allocation Funds Prospectus

Jeffrey P. Mellas

Asset Allocation Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist, where he advised investors on his views of global economies, markets, and specific investment strategies. Mr. Mellas earned his B.A. degree in Economics from the University of Minnesota and his M.B.A. degree in Finance and International Business from New York University. He also completed the International Management Program at Hâute Etudes Commerçiales, Paris, France and attended Université de Valery, Montpellier, France.

Andrew Owen, CFA

Growth Balanced Fund since 2005

Moderate Balanced Fund since 2005

Mr. Owen has served as a Portfolio Manager for Funds Management since 2005, and has been a member of the asset allocation team and head of investments for Wells Fargo Funds Management since 1996. Mr. Owen participates in determining the asset allocations of each Fund’s investments in various master portfolios. He has more than 17 years of finance and investment-related experience. Mr. Owen earned his M.B.A. degree from the University of Michigan.

Allocation Funds Prospectus	73

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or return of capital made by a Fund on its shares.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

74	Allocation Funds Prospectus

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging Market Securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Allocation Funds Prospectus	75

Glossary

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a “small cap” index.

76	Allocation Funds Prospectus

Russell 2500™ Index

Measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

S&P Small Cap 600 Index

A market capitalization-weighted index that tracks the daily stock total return performance of an investable universe of domestic small-capitalization stocks listed on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Allocation Funds Prospectus	77

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

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Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

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Write to:

Wells Fargo Advantage Funds

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NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

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© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54604 02-06

026AFR/P501 (02/06)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE ALLOCATION FUNDS – ADMINISTRATOR CLASS

Wells Fargo Advantage Conservative Allocation Fund

Wells Fargo Advantage Moderate Balanced Fund

Wells Fargo Advantage Asset Allocation Fund

Wells Fargo Advantage Growth Balanced Fund

Wells Fargo Advantage Aggressive Allocation Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Allocation Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Allocation Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Conservative Allocation Fund (NVCBX)	Seeks a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments and stocks.

Moderate Balanced Fund (NVMBX)	Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Asset Allocation Fund (WFIX)	Seeks long-term total return, consistent with reasonable risk.

Growth Balanced Fund (NVGBX)	Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Aggressive Allocation Fund (NWBEX)	Seeks capital appreciation with a secondary emphasis on current income.

4	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral” target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

Allocation Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 18;

•	the “Additional Strategies and General Investment Risks” section beginning on page 36; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6	Allocation Funds Prospectus

COMMON RISKS FOR THE FUNDS

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

FUND	SPECIFIC RISKS

Conservative Allocation Fund	The Fund is primarily subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

Moderate Balanced Fund	The Fund is primarily subject to the “Debt Securities,” “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Asset Allocation Fund	The Fund is subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track performance of an index do so whether the index rises or falls.

Growth Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Aggressive Allocation Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Allocation Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index and a composite index created to mirror each Fund’s current neutral portfolio allocations.

Please remember that past performance before and after taxes is no guarantee of future results.

The Administrator Class Shares, prior to April 11, 2005, were named the Institutional Class Shares.

Conservative Allocation Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q2 ’97 • 6.21%	Worst Qtr.:	Q3 ’02 • (3.36)%

8	Allocation Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”)

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	3.08%	3.63%	6.58%
Administrator Class Returns After Taxes on Distributions	1.57%	2.15%	4.58%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	2.35%	2.27%	4.51%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,3]	4.91%	0.54%	9.07%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	2.43%	5.87%	6.16%
Conservative Allocation Composite Index (reflects no deductions for expenses or taxes)[4]	3.39%	4.60%	6.44%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Lehman Brothers Aggregate Bond Index.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[4]	The index is weighted 55% in the Lehman Brothers US Aggregate Bond Index, 25% in the Lehman Brothers 9-12 Month US Treasury Bond Index, 5% in the Russell 1000 Value Index, 5% in the S&P 500 Index, 5% in the Russell 1000 Growth Index, 3% in the MSCI EAFE Index, and 2% in the Russell 2000 Index.

Allocation Funds Prospectus	9

Performance History

Moderate Balanced Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 10.19%	Worst Qtr.:	Q3 ’02 • (9.06)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	3.83%	3.36%	7.60%
Administrator Class Returns After Taxes on Distributions	2.01%	1.77%	5.50%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	3.36%	2.08%	5.46%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,3]	4.91%	0.54%	9.07%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	2.43%	5.87%	6.16%
Moderate Balanced Composite Index (reflects no deductions for expenses or taxes)[4]	4.29%	4.27%	7.24%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Lehman Brothers Aggregate Bond Index.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[4]	The index is weighted 45% in the Lehman Brothers US Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month US Treasury Bond Index, 10% in the Russell 1000 Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 Growth Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000 Index.

10	Allocation Funds Prospectus

Asset Allocation Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 16.09%	Worst Qtr.:	Q3 ’02 • (12.38)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	5.07%	2.67%	7.99%
Administrator Class Returns After Taxes on Distributions	3.87%	1.35%	5.72%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	3.28%	1.54%	5.81%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	4.91%	0.54%	9.07%
LB 20+ Treasury Index (reflects no deduction for expenses or taxes)[3]	8.57%	7.87%	7.63%
Asset Allocation Composite Index (reflects no deduction for expenses or taxes)[5]	6.40%	3.60%	9.04%
[1]	Performance shown for periods prior to the inception of this Administrator Class reflects the performance of the Fund’s Class A shares and includes fees and expenses that are not applicable to and are higher than those of this class. The Fund’s Class A shares incepted on November 13, 1986.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers 20+ Treasury Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[5]	The index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ Year US Treasury Bond Index.

Allocation Funds Prospectus	11

Performance History

Growth Balanced Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 16.86%	Worst Qtr.:	Q3 ’02 • (15.61)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	4.79%	2.73%	8.88%
Administrator Class Returns After Taxes on Distributions	3.05%	1.65%	7.21%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	4.03%	1.80%	6.91%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1,3]	4.91%	0.54%	9.07%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	2.43%	5.87%	6.16%
Growth Balanced Composite Index (reflects no deductions for expenses or taxes)[4]	5.38%	3.78%	8.16%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Lehman Brothers Aggregate Bond Index.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[4]	The index is weighted 35% in the Lehman Brothers US Aggregate Bond Index, 16.25% in the Russell 1000 Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 Growth Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000 Index.

12	Allocation Funds Prospectus

Aggressive Allocation Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 20.01%	Worst Qtr.:	Q3 ’02 • (18.70)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 12/2/97)	5.27%	2.07%	6.58%
Administrator Class Returns After Taxes on Distributions	4.31%	1.50%	5.94%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	3.84%	1.46%	5.38%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1,3]	4.91%	0.54%	4.96%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	2.43%	5.87%	6.12%
Aggressive Allocation Composite Index (reflects no deductions for expenses or taxes)[4]	6.01%	3.13%	5.95%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Lehman Brothers Aggregate Bond Index.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[4]	The index is weighted 20% in the Lehman Brothers US Aggregate Bond Index, 20% in the Russell 1000 Value Index, 20% in the S&P 500 Index, 20% in the Russell 1000 Growth Index, 12% in the MSCI EAFE Index, and 8% in the Russell 2000 Index.

Allocation Funds Prospectus	13

Allocation Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[1]
	Conservative Allocation Fund	Moderate Balanced Fund	Asset Allocation Fund	Growth Balanced Fund
Management Fees[2]	0.71%	0.73%	0.62%	0.76%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.30%	0.31%	0.38%	0.31%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.01%	1.04%	1.00%	1.07%
Fee Waivers	0.16%	0.14%	0.10%	0.12%
NET EXPENSES[3]	0.85%	0.90%	0.90%	0.95%

Aggressive Allocation Fund
Management Fees	0.78%
Distribution (12b-1) Fees	0.00%
Other Expenses[4]	0.34%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.12%
Fee Waivers	0.12%
NET EXPENSES[3]	1.00%
[1]	Expenses for gateway funds include expenses allocated from the master portfolios in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the Asset Allocation Fund and the master portfolios in which the other Funds invest. The management fees charged to the Fund/master portfolio will decline as a Fund’s/master portfolio’s assets grow and will continue to be based on a percentage of the Fund’s/master portfolio’s average daily net assets. Each Fund, except for the Asset Allocation Fund, invests substantially all of its assets in two or more master portfolios. The Asset Allocation Fund invests directly in a portfolio of securities in which the investment adviser has assigned a breakpoint schedule as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $4.99 billion and higher. Management fees for each Fund, except the Asset Allocation Fund, are based on a blended rate of the advisory fees charged to the master portfolios in which the Funds invest, plus an additional 0.25% asset allocation fee.
[3]	Other expenses have been adjusted as necessary from amounts incurred during the Funds’ most recent fiscal year to reflect current fees and expenses, and may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through January 31, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

14	Allocation Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Conservative Allocation Fund	Moderate Balanced Fund	Asset Allocation Fund	Growth Balanced Fund
1 YEAR	$87	$92	$92	$97
3 YEARS	$306	$317	$308	$328
5 YEARS	$542	$560	$543	$578
10 YEARS	$1,222	$1,258	$1,216	$1,295

Aggressive Allocation Fund
1 YEAR	$102
3 YEARS	$344
5 YEARS	$605
10 YEARS	$1,352

Allocation Funds Prospectus	15

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

16	Allocation Funds Prospectus

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Conservative Allocation Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Galen G. Blomster, CFA; Christian L. Chan, CFA;

Gregory T. Genung, CFA; Jeffrey P. Mellas; Andrew Owen, CFA

Investment Objective

The Conservative Allocation Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments, and stocks.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral” target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 19 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments. The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Under normal circumstances, we invest at least 80% of the Fund’s assets in income producing securities.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	20%	15–25%
Fixed Income Styles	80%	75–85%

18	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	80%
Managed Fixed Income Portfolio			38.50%
Stable Income Portfolio			25.0%
Total Return Bond Portfolio			11.00%
Inflation-Protected Bond Portfolio			5.50%
Diversified Equity Style	20%
Large Cap Blend Style		5%
Index Portfolio			5%
Large Cap Value Style		5%
Equity Income Portfolio			1.67%
C&B Large Cap Value Portfolio			1.67%
Equity Value Portfolio			1.66%
Large Cap Growth Style		5%
Disciplined Growth Portfolio			1.00%
Large Cap Appreciation Portfolio			0.50%
Large Company Growth Portfolio			3.50%
Small Cap Style		2%
Small Cap Index Portfolio			0.67%
Small Company Growth Portfolio			0.67%
Small Company Value Portfolio[1]			0.66%
International Style		3%
International Value Portfolio			0.75%
International Core Portfolio			0.75%
International Index Portfolio			0.75%
International Growth Portfolio			0.75%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

Allocation Funds Prospectus	19

Conservative Allocation Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 54 for the objective and principal strategies for each Fund.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
Inflation-Protected Bond	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Managed Fixed Income	Galliard
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Stable Income	Galliard
Strategic Small Cap Value	Wells Capital Management
Total Return Bond	Wells Capital Management

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” beginning on page 36. These considerations are all important to your investment choice.

20	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$19.48	$19.23	$18.42	$19.92	$20.44
Income form investment operations:
Net investment income (loss)	0.54	0.44	0.46	0.61	0.84
Net realized and unrealized gain (loss) on investments	0.40	0.46	1.00	(0.75)	(0.06)
Total from investment operations	0.94	0.90	1.46	(0.14)	0.78
Less distributions:
Distributions from net investment income	(0.41)	(0.51)	(0.60)	(0.78)	(0.93)
Distributions from net realized gain	(0.23)	(0.14)	(0.05)	(0.58)	(0.37)
Total distributions	(0.64)	(0.65)	(0.65)	(1.36)	(1.30)
Net asset value, end of period	$19.78	$19.48	$19.23	$18.42	$19.92
Total return[1]	4.91%	4.74%	8.17%	(0.89)%	3.89%
Ratios/supplemental data:
Net assets, end of period (000s)	$442,285	$412,341	$381,254	$288,610	$301,041
Ratios to average net assets:
Ratio of expenses to average net assets[2]	0.85%	0.85%	0.82%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.78%	2.32%	2.78%	3.23%	4.34%
Portfolio turnover rate[3]	102%	72%	73%	71%	77%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.01%	0.90%	0.97%	1.00%	0.90%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Formerly named the Institutional Class.

Allocation Funds Prospectus	21

Moderate Balanced Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Galen G. Blomster, CFA; Christian L. Chan, CFA;

Gregory T. Genung, CFA; Jeffrey P. Mellas; Andrew Owen, CFA

Investment Objective

The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 19 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	40%	30–50%
Fixed Income Styles	60%	50–70%

22	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	60%
Managed Fixed Income Portfolio			31.50%
Stable Income Portfolio			15.00%
Total Return Bond Portfolio			9.00%
Inflation-Protected Bond Portfolio			4.50%
Diversified Equity Style	40%
Large Cap Blend Style		10%
Index Portfolio			10.00%
Large Cap Value Style		10%
Equity Income Portfolio			3.34%
C&B Large Cap Value Portfolio			3.33%
Equity Value Portfolio			3.33%
Large Cap Growth Style		10%
Disciplined Growth Portfolio			2.00%
Large Cap Appreciation Portfolio			1.00%
Large Company Growth Portfolio			7.00%
Small Cap Style		4%
Small Cap Index Portfolio			1.33%
Small Company Growth Portfolio			1.33%
Small Company Value Portfolio[1]			1.34%
International Style		6%
International Value Portfolio			1.50%
International Core Portfolio			1.50%
International Index Portfolio			1.50%
International Growth Portfolio			1.50%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

Allocation Funds Prospectus	23

Moderate Balanced Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 54 for the objective and principal strategies of these portfolios.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
Inflation-Protected Bond	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Managed Fixed Income	Galliard
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Stable Income	Galliard
Strategic Small Cap Value	Wells Capital Management
Total Return Bond	Wells Capital Management

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

24	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$21.76	$21.09	$19.47	$22.29	$24.83
Income from investment operations:
Net investment income (loss)	0.52	0.42	0.44	0.56	0.76
Net realized and unrealized gain (loss) on investments	1.10	1.10	2.02	(1.80)	(1.17)
Total from investment operations	1.62	1.52	2.46	(1.24)	(0.41)
Less distributions:
Distributions from net investment income	(0.41)	(0.64)	(0.64)	(0.54)	(0.87)
Distributions from net realized gain	(0.65)	(0.21)	(0.20)	(1.04)	(1.26)
Total distributions	(1.06)	(0.85)	(0.84)	(1.58)	(2.13)
Net asset value, end of period	$22.32	$21.76	$21.09	$19.47	$22.29
Total return[1]	7.57%	7.28%	12.99%	(6.35)%	(1.98)%
Ratios/supplemental data:
Net assets, end of period (000s)	$557,564	$544,698	$512,460	$459,248	$519,931
Ratios to average net assets:
Ratio of expenses to average net assets[2]	0.90%	0.90%	0.89%	0.88%	0.88%
Ratio of net investment income (loss) to average net asset	2.34%	1.97%	2.25%	2.55%	3.37%
Portfolio turnover rate[3]	91%	62%	64%	61%	69%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses [2,4]	1.04%	0.92%	1.03%	1.02%	0.93%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Formerly named the Institutional Class.

Allocation Funds Prospectus	25

Asset Allocation Fund

Portfolio Managers:    Galen G. Blomster, CFA; Gregory T. Genung, CFA; Jeffrey P. Mellas

Investment Objective

The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

Investment Strategies

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The asset classes we invest in are:

•	Stock Investments—We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

•	Bond Investments—We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations.

Target Allocations

	Neutral Target Allocations	Target Allocation Ranges
Equity Styles	60%	35–85%
Fixed Income Styles	40%	15–65%

Important Risk Factors

The Fund is subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

26	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[4] SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$18.82	$17.53	$14.99	$18.72	$24.37
Income from investment operations:
Net investment income (loss)	0.47	0.40[3]	0.33	0.32	0.46
Net realized and unrealized gain (loss) on investments	1.63	1.57	2.56	(2.50)	(3.98)
Total from investment operations	2.10	1.97	2.89	(2.18)	(3.52)
Less distributions:
Distributions from net investment income	(0.46)	(0.41)	(0.35)	(0.32)	(0.36)
Distributions from net realized gain	(0.44)	(0.27)	0.00	(1.23)	(1.77)
Total distributions	(0.90)	(0.68)	(0.35)	(1.55)	(2.13)
Net asset value, end of period	$20.02	$18.82	$17.53	$14.99	$18.72
Total return[1]	11.35%	11.33%	19.38%	(13.09)%	(15.57)%
Ratios/supplemental data:
Net assets, end of period (000s)	$36,815	$37,794	$18,214	$14,529	$17,515
Ratios to average net assets:
Ratio of expenses to average net assets	0.90%	0.90%	0.91%	0.97%	1.00%
Ratio of net investment income (loss) to average net assets	2.31%	2.16%	2.04%	1.89%	1.70%
Portfolio turnover rate	6%	4%	15%	23%	54%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.00%	1.10%	1.22%	1.15%	1.12%
[1]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Calculated based upon average shares outstanding.
[4]	Formerly named the Institutional Class.

Allocation Funds Prospectus	27

Growth Balanced Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Galen G. Blomster, CFA; Christian L. Chan, CFA;

Gregory T. Genung, CFA; Jeffrey P. Mellas; Andrew Owen, CFA

Investment Objective

The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments.

The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. When market conditions are not “normal”, as determined by the model, the Fund’s target allocation may be as low as 20% in fixed income securities, and these conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	65%	50–80%
Fixed Income Styles	35%	20–50%

28	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	65%
Large Cap Blend Style		16.25%
Index Portfolio			16.25%
Large Cap Value Style		16.25%
Equity Income Portfolio			5.42%
C&B Large Cap Value Portfolio			5.42%
Equity Value Portfolio			5.41%
Large Cap Growth Style		16.25%
Disciplined Growth Portfolio			3.250%
Large Cap Appreciation Portfolio			1.625%
Large Company Growth Portfolio			11.375%
Small Cap Style		6.5%
Small Cap Index Portfolio			2.170%
Small Company Growth Portfolio			2.165%
Small Company Value Portfolio[1]			2.165%
International Style		9.75%
International Value Portfolio			2.44%
International Core Portfolio			2.44%
International Index Portfolio			2.44%
International Growth Portfolio			2.43%
Diversified Bond Style	35%
Managed Fixed Income Portfolio			24.50%
Total Return Bond Portfolio			7.00%
Inflation-Protected Bond Portfolio			3.50%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

Allocation Funds Prospectus	29

Growth Balanced Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 54 for the objective and principal strategies of each portfolio.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
Inflation-Protected Bond	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Managed Fixed Income	Galliard
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management
Total Return Bond	Wells Capital Management

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

30	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[6] SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$28.41	$26.34	$22.65	$27.33	$32.91
Income from investment operations:
Net investment income (loss)	0.56	0.45[5]	0.35	0.44	0.57
Net realized and unrealized gain (loss) on investments	2.50	2.25	3.80	(3.65)	(3.43)
Total from investment operations	3.06	2.70	4.15	(3.21)	(2.86)
Less distributions:
Distributions from net investment income	(0.50)	(0.63)	(0.46)	(0.29)	(0.69)
Distributions from net realized gain	(0.21)	0.00	0.00	(1.18)	(2.03)
Total distributions	(0.71)	(0.63)	(0.46)	(1.47)	(2.72)
Net asset value, end of period	$30.76	$28.41	$26.34	$22.65	$27.33
Total return[1]	10.87%	10.31%	18.53%	(12.85)%	(9.59)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,848,078	$1,738,782	$1,415,216	$1,075,256	$1,164,850
Ratios to average net assets:
Ratio of expenses to average net assets[2]	0.95%	0.94%	0.94%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	1.84%	1.59%	1.69%	1.80%	2.16%
Portfolio turnover rate[3]	80%	51%	53%	48%	60%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.07%	0.95%	1.05%	1.05%	0.97%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated based on average shares outstanding.
[6]	Formerly named the Institutional Class.

Allocation Funds Prospectus	31

Aggressive Allocation Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Galen G. Blomster, CFA; Christian L. Chan, CFA;

Gregory T. Genung, CFA; Jeffrey P. Mellas; Andrew Owen, CFA

Investment Objective

The Aggressive Allocation Fund seeks to provide capital appreciation with a secondary emphasis on current income.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	80%	65–95%
Fixed Income Styles	20%	5–35%

32	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	80%
Large Cap Blend Style		20%
Index Portfolio			20.00%
Large Cap Value Style		20%
Equity Income Portfolio			6.67%
C&B Large Cap Value Portfolio			6.67%
Equity Value Portfolio			6.66%
Large Cap Growth Style		20%
Disciplined Growth Portfolio			4.00%
Large Cap Appreciation Portfolio			2.00%
Large Company Growth Portfolio			14.00%
Small Cap Style		8%
Small Cap Index Portfolio			2.67%
Small Company Growth Portfolio			2.67%
Small Company Value Portfolio[1]			2.66%
International Style		12%
International Value Portfolio			3.00%
International Core Portfolio			3.00%
International Index Portfolio			3.00%
International Growth Portfolio			3.00%
Diversified Bond Style	20%
Managed Fixed-Income Portfolio			14.00%
Total Return Bond Portfolio			4.00%
Inflation-Protected Bond Portfolio			2.00%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

Allocation Funds Prospectus	33

Aggressive Allocation Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 54 for the objective and principal strategies for each portfolio.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
Inflation-Protected Bond	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA Funds Management
International Value	LSV
Large Cap Appreciation	Cadence Capital Management LLC
Large Company Growth	Peregrine
Managed Fixed-Income	Galliard
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management
Total Return Bond	Wells Capital Management

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

34	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON DECEMBER 2, 1997

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$13.09	$11.85	$9.91	$12.02	$14.78
Income from investment operations:
Net investment income (loss)	0.19	0.14	0.10	0.13	0.17
Net realized and unrealized gain (loss) on investments	1.45	1.26	2.00	(2.03)	(2.29)
Total from investment operations	1.64	1.40	2.10	(1.90)	(2.12)
Less distributions:
Distributions from net investment income	(0.16)	(0.16)	(0.16)	(0.11)	(0.17)
Distributions from net realized gain	0.00	0.00	0.00	(0.10)	(0.47)
Total distributions	(0.16)	(0.16)	(0.16)	(0.21)	(0.64)
Net asset value, end of period	$14.57	$13.09	$11.85	$9.91	$12.02
Total return[1]	12.61%	11.82%	21.36%	(16.22)%	(14.97)%
Ratios/supplemental data:
Net assets, end of period (000s)	$196,484	$170,383	$131,760	$78,673	$82,908
Ratios to average net assets:
Ratio of expenses to average net assets[2]	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	1.42%	1.14%	1.20%	1.20%	1.37%
Portfolio turnover rate[3]	64%	42%	43%	40%	49%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.12%	1.02%	1.13%	1.08%	1.03%
[1]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Formerly named the Institutional Class.

Allocation Funds Prospectus	35

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in a Fund’s NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The Funds, except the Asset Allocation Fund, may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Funds themselves.

36	Allocation Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Allocation Funds Prospectus	37

Additional Strategies and General Investment Risks

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely effect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

38	Allocation Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		CONSERVATIVE ALLOCATION	MODERATE BALANCED	ASSET ALLOCATION	GROWTH BALANCED	AGGRESSIVE ALLOCATION

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (eg. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●

Emerging Markets

Securities of companies based in countries considered

developing or to have “emerging” stock markets. Generally,

these securities have the same type of risks as foreign

securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk		●		●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●		●	●
Foreign Obligations Debt Securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk		●		●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●		●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●

Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank.

Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems.

	Credit Risk	●

Allocation Funds Prospectus	39

Additional Strategies and General Investment Risks

		CONSERVATIVE ALLOCATION	MODERATE BALANCED	ASSET ALLOCATION	GROWTH BALANCED	AGGRESSIVE ALLOCATION

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase return on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●

Mortgage- and Asset-Backed Securities

Securities consisting of undivided fractional interests in

pools of consumer loans, such as mortgage loans, car

loans, credit card debt or receivables held in trust.

	Interest Rate, Credit and Prepayment/ Extension Risk	●	●		●	●

Options

The right to buy or sell a security at an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Credit, Leverage and Liquidity Risk	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk				●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●			●

40	Allocation Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how their service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Allocation Funds Prospectus	41

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in this table, the fees shown for each gateway fund include fees allocated from the master portfolio(s) in which each Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

The Aggressive Allocation, Conservative Allocation, Growth Balanced, Moderate Balanced Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% on an annual basis of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, the master portfolios. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all the Funds, and in this capacity is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management also is the sub-adviser for the Equity Income, Index, Inflation-Protected Bond, Small Cap Index, Strategic Small Cap Value and Total Return Bond Portfolios in which the gateway funds invest a portion of their assets and, in this capacity, is responsible for the day-to-day investment management of these portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

42	Allocation Funds Prospectus

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, a Milwaukee-based registered investment adviser, sub-advises the International Growth Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of September 30, 2005, Artisan managed over $43.2 billion in assets.

Cadence Capital Management, LLC (“Cadence”), located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2005, Cadence managed approximately $6.7 billion in assets.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. As of September 30, 2005, Cooke & Bieler managed approximately $7.5 billion in assets.

Galliard Capital Management, Inc. (“Galliard”), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Managed Fixed Income and Stable Income Portfolios in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to- day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2005, Galliard managed approximately $21.4 billion in assets.

LSV Asset Management (“LSV”), located at One Walker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the International Value Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, LSV managed over $46.7 billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, a London-based U.S.-registered investment adviser, sub-advises the International Core Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of September 30, 2005, New Star managed over $12.3 billion in assets.

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and

Allocation Funds Prospectus	43

Organization and Management of the Funds

endowments. As of September 30, 2005, Peregrine managed approximately $12.1 billion in assets.

Smith Asset Management Group, L.P. (“Smith Group”), located at 100 Crescent Court, Suite 1150, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of this portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2005, the Smith Group managed over $2.3 billion in assets.

SSgA Funds Management (“SSgA”), located at One Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which the gateway funds invest a portion of their assets. In this capacity, SSgA is responsible for the day-to-day investment management activities of the portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company. As of September 30, 2005, SSgA managed over $101.3 million in assets.

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Equity Value Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, Systematic managed over $6.7 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

44	Allocation Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Allocation Funds Prospectus	45

Your Account

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least $10 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee.

•	Section 529 Plans;

•	Fund of Funds managed by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $1 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options

46	Allocation Funds Prospectus

How to Buy Shares

to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Allocation Funds Prospectus	47

Your Account	How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

48	Allocation Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Allocation Funds Prospectus	49

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

50	Allocation Funds Prospectus

Other Information

Income and Gain Distributions

The Asset Allocation Fund makes distributions of any net investment income at least quarterly and any realized net capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Allocation Funds Prospectus	51

Other Information

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

52	Allocation Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

C&B Large Cap Value Portfolio	The Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal.

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Equity Value Portfolio	The Portfolio seeks long-term capital appreciation.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

Inflation-Protected Bond Portfolio	The Portfolio seeks total return while providing protection against inflation.

International Core Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation, over the long-term by investing in equity securities of non-U.S. companies.

International Growth Portfolio	The Portfolio seeks long-term capital appreciation, by investing primarily in equity securities.

International Index Portfolio

The Portfolio seeks to match as closely as practicable the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI EAFE Index”).

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation by investing in the stocks of larger companies.

Large Company Growth Portfolio	The Portfolio seeks long-term capitaI appreciation by investing primarily in large, domestic companies that the adviser believes have superior growth potential.

54	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in income-producing equity securities and in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests principally in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 5 and 20 years.

The Portfolio invests principally in non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for earnings surprise. We may invest in emerging markets.

Under normal circumstances, the Portfolio invests principally in non-U.S. securities, including emerging market securities.
Under normal circumstances, the Portfolio invests principally in securities comprising the MSCI EAFE Index.

The Portfolio invests principally in non-U.S. Securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

The Portfolio invests in the common stocks of large U.S. companies selected on the basis of superior growth characteristics combined with reasonable valuation. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Allocation Funds Prospectus	55

Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Managed Fixed Income Portfolio	The Portfolio seeks consistent fixed-income returns.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value	The Portfolio seeks long-term capital appreciation.

Stable Income Portfolio	The Portfolio seeks to maintain stability of principal while providing lower volatility total return.

Strategic Small Cap Value Portfolio	The Portfolio seeks long-term capital appreciation.

Total Return Bond Portfolio	The Portfolio seeks total return consisting of income and capital appreciation.

56	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P Small Cap 600 Index.

The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio invests in short-term, investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and other entities.

The Portfolio principally invests in securities of small-capitalization companies, which we define as companies whose market capitalizations are equal to or lower than the company with the largest capitalization in the Russell 2500 Index. In making investment decisions for the Portfolio, we employ multiple investment strategies to identify securities that are undervalued in the marketplace.

The Portfolio invests in a broad-range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Allocation Funds Prospectus	57

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Thomas C. Biwer, CFA

Aggressive Allocation Fund since 2005

Conservative Allocation Fund since 2005

Growth Balanced Fund since 2005

Moderate Balanced Fund since 2005

Mr. Biwer has served as investment manager and portfolio strategist for the Wells Fargo (formerly Strong) Advisor service since 1999. Mr. Biwer has served as a Portfolio Manager and a member of Funds Management‘s asset allocation team since 2005. Mr. Biwer participates in determining the asset allocations of each Fund’s investments in various master portfolios. Mr. Biwer has more than 23 years of investment industry experience. He earned his B.S. and M.B.A. degrees from the University of Illinois.

Galen G. Blomster, CFA

Aggressive Allocation Fund since 1997

Asset Allocation Fund since 2002

Conservative Allocation Fund since 1989

Growth Balanced Fund since 1989

Moderate Balanced Fund since 1989

Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as a Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund. Mr. Blomster is responsible for implementing target allocation changes for the Funds as recommended by the asset allocation model. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his B.S. degree in Dairy and Food Sciences from the University of Minnesota and his M.S. and Ph.D. degrees in Applied Economics from Purdue University.

Gregory T. Genung, CFA

Aggressive Allocation Fund since 2006

Asset Allocation Fund since 2006

Conservative Allocation Fund since 2006

Moderate Balanced Fund since 2006

Growth Balanced Fund since 2006

Mr. Genung He joined Wells Capital Management in 2001 as a manager of certain of the Wells Fargo Advantage index mutual funds, private accounts and collective trust funds. Before 2001, he was a securities trader with Norwest Investment Services, Inc. from 1994. Mr. Genung earned his B.A. degrees in Finance and Economics from the University of Minnesota, Duluth.

Christian L. Chan, CFA

Aggressive Allocation Fund since 2005

Conservative Allocation Fund since 2005

Growth Balanced Fund since 2005

Moderate Balanced Fund since 2005

Mr. Chan has served as a Portfolio Manager for Funds Management since 2005, and as a member of the firm’s asset allocation team and investment team since 2002. Mr. Chan participates in

58	Allocation Funds Prospectus

determining the asset allocations of each Fund’s investments in various master portfolios. Mr. Chan has more than 8 years of investment experience. Mr. Chan earned his B.A. degree in American Studies from University of California at Los Angeles.

Jeffrey P. Mellas

Aggressive Allocation Fund since 2003

Asset Allocation Fund since 2003

Conservative Allocation Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist, where he advised investors on his views of global economies, markets, and specific investment strategies. Mr. Mellas earned his B.A. degree in Economics from the University of Minnesota and his M.B.A. degree in Finance and International Business from New York University. He also completed the International Management Program at Hâute Etudes Commerçiales, Paris, France and attended Université de Valery, Montpellier, France.

Andrew Owen, CFA

Aggressive Allocation Fund since 2005

Conservative Allocation Fund since 2005

Growth Balanced Fund since 2005

Moderate Balanced Fund since 2005

Mr. Owen has served as a Portfolio Manager for Funds Management since 2005, and has been a member of the asset allocation team and head of investments for Wells Fargo Funds Management since 1996. Mr. Owen participates in determining the asset allocations of each Fund’s investments in various master portfolios. He has more than 17 years of finance and investment-related experience. Mr. Owen earned his M.B.A. degree from the University of Michigan.

Allocation Funds Prospectus	59

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk”.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or return of capital made by a Fund on its shares.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

60	Allocation Funds Prospectus

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Allocation Funds Prospectus	61

Glossary

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a “small cap” index.

Russell 2500™ Index

Measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

62	Allocation Funds Prospectus

S&P Small Cap 600 Index

A market capitalization-weighted index that tracks the daily stock total return performance of an investable universe of domestic small-capitalization stocks listed on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

Selling Agent

A person who has an agreement with the funds’ distributors allowing the agent to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Allocation Funds Prospectus	63

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54605 02-06 026AFAM/P503 (02/06) ICA Reg. No. 811-09253

WELLS ADVANTAGE

FARGO FUNDS

February 1, 2006

Prospectus

WELLS FARGO ADVANTAGE ALLOCATION FUNDS – INVESTOR CLASS

Wells Fargo Advantage Balanced Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Allocation Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Balanced Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Balanced Fund (STAAX)	Seeks a combination of capital appreciation and current income.

4	Balanced Fund Prospectus

PRINCIPAL STRATEGIES

We invest 60% of the total assets in stocks and 40% of the total assets in bonds. We may invest up to 10% of the total assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the total assets in foreign securities through ADRs and similar investments.

Balanced Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund description beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 15; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Debt Securities

The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Fund makes foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6	Balanced Fund Prospectus

Performance H istory

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five-, and ten-year periods are compared to the performance of an appropriate broad-based index and a composite index created to mirror the Fund’s current neutral portfolio allocations.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Balanced Fund was organized as the successor fund to the Strong Balanced Fund. The predecessor Strong Fund was reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Balanced Fund for periods prior to April 11, 2005 reflects the historical information for its predecessor fund.

Balanced Fund Prospectus	7

Performance History

Balanced Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q4 ‘98 • 15.93%	Worst Qtr.:	Q3 ‘01 • (9.36)%

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. And after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Investor Class Returns Before Taxes (Incept. 12/30/81)[1]	2.91%	0.06%	5.43%
Investor Class Returns After Taxes on Distributions	2.26%	(0.63)%	3.53%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	1.89%	(0.36)%	3.54%
S&P 500 Index[2] (reflects no deduction for expenses or taxes)	4.91%	0.54%	9.07%
LB Aggregate Bond Index[3] (reflects no deduction for expenses or taxes)	2.43%	5.87%	6.16%
Balanced Composite Index[4]	4.00%	2.99%	8.25%
[1]	Performance shown for periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the predecessor Strong Balanced Fund.
[2]	S&P 500 is an registered trademark of Standard and Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	The index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers U.S. Aggregated Bond Index.

8	Balanced Fund Prospectus

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Balanced Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
Balanced Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Balanced Fund
Management Fees[1]	0.65%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.86%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.51%
Fee Waivers	0.26%

NET EXPENSES[3]	1.25%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $4.99 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Balanced Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

Balanced Fund
1 YEAR	$127
3 YEARS	$452
5 YEARS	$799
10 YEARS	$1,779

Balanced Fund Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Balanced Fund Prospectus

Balanced Fund

Portfolio Managers:    Gary J. Dunn, CFA; W. Frank Koster; David L. Roberts, CFA; Robert M. Thornburg

Investment Objective

The Balanced Fund seeks a combination of capital appreciation and current income.

Investment Strategies

We seek to achieve the Fund’s investment objective by investing in both equity and fixed income securities. We primarily invest the equity portion of the Fund’s portfolio in securities, including common and preferred stocks and convertible securities, of large-capitalization, dividend-paying, U.S. companies that offer the potential for capital growth, and attempt to balance an investment’s prospects for growth and income with its potential risks. We primarily invest the fixed income portion of the Fund’s portfolio in investment-grade bonds of intermediate duration, including U.S. Government obligations, corporate securities and mortgage-backed securities.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

Permitted Investments

Under normal circumstances, we invest:

•	60% of total assets in stocks;

•	40% of total assets in bonds;

•	up to 10% of total assets in below investment-grade debt securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

The percentage of Fund assets invested in stocks or bonds may temporarily deviate from the percentages indicated above due to the changes in market values. We rebalance the Fund when the Fund’s assets deviate by a significant percentage from these percentages.

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 15. These considerations are all important to your investment choice.

Balanced Fund Prospectus	13

Balanced Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended September 30, 2005. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR SHARE CLASS—COMMENCED ON DECEMBER 30, 1981

For the period ended:	Sept. 30, 2005[4]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000[1]	Oct. 31, 2000
Net asset value, beginning of period	$19.63	$18.62	$16.06	$18.84	$21.83	$24.77	$24.92
Income from investment operations:
Net investment income (loss)	0.24	0.25	0.19	0.40	0.58	0.12	0.82
Net realized and unrealized gain (loss) on investments	0.15	1.02	2.58	(2.77)	(2.99)	(1.53)	0.61
Total from investment operations	0.39	1.27	2.77	(2.37)	(2.41)	(1.41)	1.43
Less distributions:
Distributions from net investment income	(0.24)	(0.26)	(0.21)	(0.41)	(0.58)	(0.20)	(0.83)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.33)	(0.75)
Total distributions	(0.24)	(0.26)	(0.21)	(0.41)	(0.58)	(1.53)	(1.58)
Net asset value, end of period	$19.78	$19.63	$18.62	$16.06	$18.84	$21.83	$24.77
Total return[2]	2.00%	6.86%	17.36%	(12.65)%	(11.03)%	(5.60)%	5.66%
Ratios/supplemental data:
Net assets, end of period (000s)	$142,491	$154,974	$208,955	$218,015	$300,022	$346,693	$371,535
Ratios to average net assets:[3]
Ratio of expenses to average net assets	1.28%	1.27%	1.26%	1.29%	1.19%	1.07%	1.06%
Ratio of net investment income (loss) to average net assets	1.58%	1.25%	1.09%	2.31%	2.88%	3.31%	3.21%
Portfolio turnover rate	87%	148%	205%	226%	234%	45%	151%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	1.45%	1.31%	1.31%	1.30%	1.19%	1.07%	1.06%
[1]	In 2000, the Fund changed its fiscal year-end from October to December.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	The Fund changed its fiscal year-end from December 31, 2004 to September 30, 2005.
[5]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

14	Balanced Fund Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Balanced Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund is subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in the Fund’s NAV. This risk may occur when the Fund makes investments in derivatives, such as options or futures contracts.

•	The Fund invests in foreign companies (including investments made through ADRs and similar investments) which are subject to additional risks, including less liquidity and greater price volatility. The Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Fund may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The Fund may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Fund itself.

Balanced Fund Prospectus	15

Additional Strategies and General Investment Risks

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely effect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

16	Balanced Fund Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g., to meet shareholder redemptions).	Leverage Risk
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk

High Yield Securities

Debt Securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as

“junk bonds,” tend to be more sensitive to economic conditions,

more volatile, and less liquid, and are subject to greater

risk of default.

Interest Rate and Credit Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase return on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

Credit, Counter-Party and Leverage Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk

Balanced Fund Prospectus	17

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how their service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

18	Balanced Fund Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services,

Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board of Trustees approving the investment advisory and sub-advisory agreements of the Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Fund.

Balanced Fund Prospectus	19

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

20	Balanced Fund Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	No minimum for current and retired employees, directors/trustees and officers of (i) Wells Fargo Advantage Funds (including any predecessor funds); (ii) Wells Fargo & Company and its affiliates; and (iii) family members of any of the above, if they sign up for the $50 monthly automatic investment purchase plan; or

•	$100 for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Fund for distribution and shareholder servicing, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives and providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund’s Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets

Balanced Fund Prospectus	21

Your Account

under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

22	Balanced Fund Prospectus

Your Account How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	The Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Balanced Fund Prospectus	23

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Balanced Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of the Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222, for an Investor Services Representative to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative, or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

24	Balanced Fund Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargo.com/advantagefunds. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of the Fund by wire. Complete a Wells Fargo Advantage Funds Application or open an account by Internet access as described above and follow the wire instructions on page 24. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 24. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

Balanced Fund Prospectus	25

Your Account	How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

26	Balanced Fund Prospectus

How to Sell Shares

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders who maintain certain minimum account balances. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Balanced Fund Prospectus	27

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the

28	Balanced Fund Prospectus

Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund’s policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed. Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Balanced Fund Prospectus	29

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

•

Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and

30	Balanced Fund Prospectus

account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares and by the Fund for its investment in stocks producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Balanced Fund Prospectus	31

Additional Services and Other Information

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information and the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

32	Balanced Fund Prospectus

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Balanced Fund Prospectus	33

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Gary J. Dunn, CFA

Balanced Fund since 2005

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his B.A. degree in Economics from Carroll College.

W. Frank Koster

Balanced Fund and its predecessor since 2004

Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management, Inc. (“SCM”) since March 1999, first as a Senior Vice President of SCM’s Institutional Business Group, Inc. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his bachelor’s degree in Economics from the College of Wooster in 1979.

David L. Roberts, CFA

Balanced Fund and its predecessor since 2005

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President and Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his B.A. degree in Mathematics from Carroll College.

Robert M. Thornburg

Balanced Fund since 2006

Mr. Thornburg joined Wells Capital Management in 2000. In his current role he is an analyst and portfolio manager for the Premier Value team at Wells Capital Management, providing investment management services for institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Prior to joining Wells Capital Management, Mr. Thornburg’s financial industry tenure includes experience at D.A. Davidson, and the State of Montana Board of Investment, as a senior equities analyst. Mr. Thornburg earned his B.A. degree in Finance at the University of Montana.

34	Balanced Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk”.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or return of capital made by a Fund on its shares.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Balanced Fund Prospectus	35

Glossary

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods

36	Balanced Fund Prospectus

produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification number of a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Balanced Fund Prospectus	37

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS ADVANTAGE

FARGO FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

Email: wfaf@wellsfargo.com Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54606 02-06 026AFIV/P506 (02/06) ICA Reg. No. 811-09253

WELLS FARGO ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS – CLASS A, CLASS B, CLASS C

Wells Fargo Advantage C&B Large Cap Value Fund Wells Fargo Advantage Diversified Equity Fund Wells Fargo Advantage Equity Income Fund Wells Fargo Advantage Equity Value Fund Wells Fargo Advantage Growth Equity Fund

Wells Fargo Advantage Large Cap Appreciation Fund Wells Fargo Advantage Large Company Growth Fund Wells Fargo Advantage Small Company Growth Fund Wells Fargo Advantage Small Company Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Equity Gateway Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Equity Gateway Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

C&B Large Cap Value Fund (Class A: CBEAX) (Class B: CBEBX) (Class C: CBECX)	Seeks maximum long-term total return, consistent with minimizing risk to principal.

Diversified Equity Fund (Class A: NVDAX) (Class B: NVDBX) (Class C: WFDEX)	Seeks long-term capital appreciation with moderate annual return volatility.

Equity Income Fund (Class A: NVAEX) (Class B: NVBEX) (Class C: WFEEX)	Seeks long-term capital appreciation and above-average dividend income.

Equity Value Fund (Class A: WLVAX) (Class B: WLVBX) (Class C: WLVCX)	Seeks long-term capital appreciation.

Growth Equity Fund (Class A: NVEAX) (Class B: NVEBX) (Class C: WFGGX)	Seeks long-term capital appreciation with moderate annual return volatility.

Large Cap Appreciation Fund (Class A: WFAPX) (Class B: WFABX) (Class C: WFACX)	Seeks long-term capital appreciation.

Large Company Growth Fund (Class A: NVLAX) (Class B: NVLOX) (Class C: WFLCX)	Seeks long-term capital appreciation.

Small Company Growth Fund (Class A: WFSAX) (Class B: WFSBX) (Class C: WSMCX)	Seeks long-term capital appreciation.

Small Company Value Fund (Class A: SCVAX) (Class B: SCVBX) (Class C: SCVFX)	Seeks long-term capital appreciation.

4	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Fund is a gateway fund that invests in five different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 14 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in three different equity investment styles—large cap growth, small cap, and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 9 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected on the basis of superior growth characteristics combined with reasonable valuation. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of small companies that are either growing rapidly or completing a period of dramatic change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index. As of September 30, 2005, the range of the Russell 2000 Index was $2 million to $3.685 billion and is expected to change frequently.

Equity Gateway Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 25;

•	the “Additional Strategies and General Investment Risks” section beginning on page 58; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Equity Gateway Funds Prospectus

FUND	SPECIFIC RISKS

C&B Large Cap Value Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

Diversified Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Equity Income Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

Equity Value Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Growth Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Large Cap Appreciation Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Small Company Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Company Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

Equity Gateway Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio effective at the close of business on July 23, 2004. The historical performance and financial highlight information shown for the successor fund for periods prior to the Fund’s reorganization date reflects the historical information for its predecessor fund.

C&B Large Cap Value Fund Class A Calendar Year Returns*1

Best Qtr.:	Q2 ’03 • 20.94%	Worst Qtr.:	Q3 ’02 • (17.54)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

8	Equity Gateway Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[2] for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 7/26/2004)[1]	(5.42)%	6.15%	10.58%
Class A Returns After Taxes on Distributions	(6.15)%	5.13%	6.78%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(3.42)%[3]	4.79%	7.23%
Class B Returns Before Taxes (Incept. 7/26/2004)[1]	(5.42)%	6.35%	10.45%
Class C Returns Before Taxes (Incept. 7/26/2004)[1]	(1.42)%	6.66%	10.45%
Russell 1000® Value Index[4] (reflects no deduction for fees, expenses or taxes)	7.05%	5.28%	10.94%
S&P 500 Index[5] (reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	9.07%
[1]	Performance shown for periods prior to inception of this class reflects the performance of the Fund’s Class D shares, adjusted to reflect the fees and expenses of this Class. The Fund’s Class D shares incepted May 15, 1990.
[2]	Returns reflect applicable sales charges.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[4]	The Fund has selected the Russell 1000® Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[5]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	9

Performance History

Diversified Equity Fund Class A Calendar Year Returns*1

Best Qtr.:	Q4 ‘98 • 19.88%	Worst Qtr.:	Q3 ‘02 • (19.40)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[2] for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[1]	0.14%	(0.58)%	7.83%
Class A Returns After Taxes on Distributions	(2.01)%	(1.48)%	6.59%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(2.08)%	(0.73)%	6.41%
Class B Returns Before Taxes (Incept. 5/6/96)[1]	0.46%	(0.56)%	7.66%
Class C Returns Before Taxes (Incept. 10/1/98)[1]	4.46%	(0.16)%	7.69%
S&P 500 Index[3,4] (reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	9.07%
Diversified Equity Composite Index[5] (reflects no deduction for fees, expenses or taxes)	6.84%	2.16%	8.76%
[1]	Performance shown for periods prior to inception reflects performance of the Fund’s Administrator Class shares, adjusted to reflect the fees and expenses of this Class. The Fund’s Administrator Class shares incepted on November 11, 1994.
[2]	Returns reflect applicable sales charges.
[3]	S&P 500 is a registered trademark of Standard and Poor’s.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[5]	The Index is weighted 25% in the Russell 1000® Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000® Growth Index, 15% in the MSCI EAFE® Index, and 10% in the Russell 2000® Index.

10	Equity Gateway Funds Prospectus

Equity Income Fund Class A Calendar Year Returns*1

Best Qtr.:	Q2 ‘03 • 16.67%	Worst Qtr.:	Q3 ‘02 • (20.85)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[2] for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[1]	(0.88)%	0.96%	7.67%
Class A Returns After Taxes on Distributions	(4.19)%	(0.83)%	6.18%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	3.25%[3]	0.32%	6.18%
Class B Returns Before Taxes (Incept. 5/2/96)[1]	(0.59)%	1.01%	7.50%
Class C Returns Before Taxes (Incept. 10/1/98)[1]	3.41%	1.41%	7.49%
Russell 1000® Value Index[4] (reflects no deduction for fees, expenses or taxes)	7.05%	5.28%	10.94%
S&P 500 Index[5] (reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	9.07%
[1]	Performance shown for periods prior to inception reflects performance of the Fund’s Administrator Class shares, adjusted to reflect the fees and expenses of this Class. The Fund’s Administrator Class shares incepted on November 11, 1994.
[2]	Returns reflect applicable sales charges.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[4]	The Fund has selected the Russell 1000® Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[5]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	11

Performance History

Equity Value Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘04 • 10.82%	Worst Qtr.:	Q3 ‘04 • 0.00%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/05	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 8/29/03)	3.75%	12.61%
Class A Returns After Taxes on Distributions	3.49%	12.40%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	2.46%	10.72%
Class B Returns Before Taxes (Incept. 8/29/03)	4.19%	13.57%
Class C Returns Before Taxes (Incept. 8/29/03)	8.19%	14.69%
Russell 1000® Value Index[2] (reflects no deduction for fees, expenses or taxes)	7.05%	15.87%
S&P 500 Index[3] (reflects no deduction for fees, expenses or taxes)	4.91%	11.56%
[1]	Returns reflect applicable sales charges.
[2]	The Fund has selected the Russell 1000® Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.

12	Equity Gateway Funds Prospectus

Growth Equity Fund Class A Calendar Year Returns*1

Best Qtr.:	Q4 ‘99 • 19.99%	Worst Qtr.:	Q3 ‘02 • (20.25)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[2] for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[1]	1.58%	0.30%	7.77%
Class A Returns After Taxes on Distributions	(1.18)%	(0.54)%	5.88%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	3.45%[3]	0.09%	6.01%
Class B Returns Before Taxes (Incept. 5/6/96)[1]	1.98%	0.33%	7.59%
Class C Returns Before Taxes (Incept. 10/1/98)[1]	6.01%	0.73%	7.68%
S&P 500 Index[4] (reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	9.07%
Growth Equity Composite Index[5] (reflects no deduction for fees, expenses or taxes)	7.59%	3.12%	7.69%
[1]	Performance shown for periods prior to inception reflects performance of the Fund’s Administrator Class shares, adjusted to reflect the fees and expenses of this Class. The Fund’s Administrator Class shares incepted on November 11, 1994.
[2]	Returns reflect applicable sales charges.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[4]	S&P 500 is a registered trademark of Standard and Poor’s.
[5]	The Index is weighted 35% in the Russell 1000® Growth Index, 35% in the Russell 2000® Index, and 30% in the MSCI EAFE® Index.

Equity Gateway Funds Prospectus	13

Performance History

Large Cap Appreciation Fund Class A Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 12.50%	Worst Qtr.:	Q3 ‘02 • (16.05)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/05	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 8/31/01)	2.60%	2.70%
Class A Returns After Taxes on Distributions	1.79%	2.45%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	2.79%[2]	2.29%
Class B Returns Before Taxes (Incept. 8/31/01)	3.11%	2.92%
Class C Returns Before Taxes (Incept. 8/31/01)	7.11%	3.35%
Russell 1000® Growth Index[3] (reflects no deduction for fees, expenses or taxes)	5.26%	1.90%
S&P 500 Index[4] (reflects no deduction for fees, expenses or taxes)	4.91%	4.02%
[1]	Returns reflect applicable sales charges.
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	The Fund has selected the Russell 1000® Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[4]	S&P 500 is a registered trademark of Standard & Poor’s.

14	Equity Gateway Funds Prospectus

Large Company Growth Fund Class A Calendar Year Returns*1

Best Qtr.:	Q4 ‘98 • 31.61%	Worst Qtr.:	Q1 ‘01 • (22.88)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[2] for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 10/1/98)[1]	(0.60)%	(6.18)%	8.66%
Class A Returns After Taxes on Distributions	(0.64)%	(6.19)%	8.35%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.39)%[3]	(5.15)%[3]	7.58%
Class B Returns Before Taxes (Incept. 10/1/98)[1]	(0.32)%	(6.21)%	8.59%
Class C Returns Before Taxes (Incept. 11/8/99)[4]	3.70%	5.68%	8.60%
Russell 1000® Growth Index[5] (reflects no deduction for fees, expenses or taxes)	5.26%	(3.58)%	6.73%
S&P 500 Index[6] (reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	9.07%
[1]	Performance shown for periods prior to inception of this Class reflects performance of the Fund’s Administrator Class shares, adjusted to reflect the fees and expenses of this Class. The Fund’s Administrator Class shares incepted on November 11, 1994.
[2]	Returns reflect applicable sales charges.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[4]	Performance shown for periods prior to inception of this Class reflects the performance of the Class B shares, adjusted to reflect this Class’s fees and expenses.
[5]	The Fund has selected the Russell 1000® Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[6]	S&P 500 is a registered trademark of Standard and Poor’s.

Equity Gateway Funds Prospectus	15

Performance History

Small Company Growth Fund Class A Calendar Year Returns*1

Best Qtr.:	Q2 ‘03 • 21.58%	Worst Qtr.:	Q3 ‘98 • (24.68)%

*	Returns do no reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 1/30/04)[2]	(2.10)%	3.19%	6.48%
Class A Returns After Taxes on Distributions	(3.19)%	2.94%	4.64%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.03)%[3]	2.72%	4.64%
Class B Returns Before Taxes (Incept. 1/30/04)[2]	(1.89)%	3.30%	6.32%
Class C Returns Before Taxes (Incept. 1/30/04)[2]	2.13%	3.78%	6.39%
Russell 2000® Growth Index[4] (reflects no deduction for fees, expenses or taxes)	4.15%	2.28%	4.69%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	4.55%	8.22%	9.26%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception of this Class reflects the performance of the Fund’s Administrator Class shares, adjusted to reflect the fees and expenses of this Class. The Fund’s Administrator Class shares incepted on November 11, 1994.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[4]	The Fund has selected the Russell 2000® Growth Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell 2000® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

16	Equity Gateway Funds Prospectus

Small Company Value Fund Class A Calendar Year Returns*1

Best Qtr.:	Q2 ‘03 • 22.94%	Worst Qtr.:	Q3 ‘02 • (24.93)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[2] for the period ended 12/31/05	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 1/31/02)[1]	3.16%	13.99%	12.59%
Class A Returns After Taxes on Distributions	1.26%	13.06%	12.06%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	3.11%	11.91%	11.05%
Class B Returns Before Taxes (Incept. 1/31/02)[1]	3.66%	14.24%	12.52%
Class C Returns Before Taxes (Incept. 8/30/02)[1]	7.67%	14.47%	12.52%
Russell 2000® Value Index[3] (reflects no deduction for fees, expenses or taxes)	4.71%	13.55%	11.66%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	4.55%	8.22%	8.22%
[1]	Performance shown for periods prior to inception of this Class reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests, adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially similar investment objective and investment strategy as the Fund.
[2]	Returns reflect applicable sales charges.
[3]	The Fund has selected the Russell 2000® Value Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell 2000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Equity Gateway Funds Prospectus	17

Equity Gateway Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[2]
	C&B Large Cap Value Fund			Diversified Equity Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	0.75%	0.75%	0.75%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	0.66%	0.66%	0.66%	0.61%	0.61%	0.61%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.41%	2.16%	2.16%	1.41%	2.16%	2.16%
Fee Waivers	0.21%	0.21%	0.21%	0.16%	0.16%	0.16%

NET EXPENSES[5]	1.20%	1.95%	1.95%	1.25%	2.00%	2.00%

	Large Cap Appreciation Fund			Large Company Growth Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	0.70%	0.70%	0.70%	0.68%	0.68%	0.68%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	0.72%	0.72%	0.72%	0.59%	0.59%	0.59%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.42%	2.17%	2.17%	1.27%	2.02%	2.02%
Fee Waivers	0.17%	0.17%	0.17%	0.07%	0.07%	0.07%

NET EXPENSES[5]	1.25%	2.00%	2.00%	1.20%	1.95%	1.95%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information. All other Class A shares will not have a CDSC.
[2]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[3]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the master portfolios in which the Funds invest. The management fees charged to the master portfolios will decline as a master portfolio’s assets grow and will continue to be based on a percentage of the master portfolio’s average daily net assets. Each Fund, except for the Diversified Equity Fund and Growth Equity Fund, invests substantially all of its assets in one master portfolio. The breakpoint schedule for the C&B Large Cap Value, Equity Income, Equity Value, and Large Company Growth Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Large Cap Appreciation Fund is as follows: 0.70% for assets from $0 to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. Management fees for the Diversified Equity and Growth Equity Funds are based on a blended rate of the advisory fees charged to the master portfolios in which the Funds invest, plus an additional 0.25% asset allocation fee.

18	Equity Gateway Funds Prospectus

Summary of Expenses

Equity Income Fund			Equity Value Fund			Growth Equity Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.72%	0.72%	0.72%	0.75%	0.75%	0.75%	0.96%	0.96%	0.96%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.50%	0.50%	0.50%	1.73%	1.75%	1.76%	0.64%	0.64%	0.64%

1.22%	1.97%	1.97%	2.48%	3.25%	3.26%	1.60%	2.35%	2.35%
0.12%	0.12%	0.12%	1.23%	1.25%	1.26%	0.10%	0.10%	0.10%

1.10%	1.85%	1.85%	1.25%	2.00%	2.00%	1.50%	2.25%	2.25%

[4]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[5]	For the Diversified Equity Fund, Equity Value Fund, Growth Equity Fund and Large Cap Appreciation Fund, the adviser has committed through January 31, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. The adviser has committed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown for the Large Company Growth Fund and the Equity Income Fund. The adviser has committed through February 28, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown for the C&B Large Cap Value Fund.

Equity Gateway Funds Prospectus	19

Equity Gateway Funds	Summary of Expenses

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)[1]

	Small Company Growth Fund			Small Company Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.54%	2.29%	2.29%	1.54%	2.29%	2.29%
Fee Waivers	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%

NET EXPENSES[4]	1.45%	2.20%	2.20%	1.45%	2.20%	2.20%
[1]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the management fees of the master portfolios in which the Funds invest. The management fees charged to the master portfolios will decline as a master portfolio’s assets grow and will continue to be based on a percentage of the master portfolio’s average daily net assets. The breakpoint schedule for the Small Company Growth and Small Company Value Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through January 31, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

20	Equity Gateway Funds Prospectus

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Equity Gateway Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	C&B Large Cap Value Fund			Diversified Equity Fund			Equity Income Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$690	$698	$298	$695	$703	$303	$681	$688	$288
3 YEARS	$976	$956	$656	$981	$961	$661	$929	$907	$607
5 YEARS	$1,283	$1,340	$1,140	$1,287	$1,345	$1,145	$1,196	$1,251	$1,051
10 YEARS	$2,152	$2,486	$2,476	$2,156	$2,490	$2,480	$1,957	$2,295	$2,286

	Large Company Growth Fund			Small Company Growth Fund			Small Company Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$690	$698	$298	$714	$723	$323	$714	$723	$323
3 YEARS	$948	$927	$627	$1,025	$1,007	$707	$1,025	$1,007	$707
5 YEARS	$1,226	$1,282	$1,082	$1,358	$1,417	$1,217	$1,358	$1,417	$1,217
10 YEARS	$2,015	$2,351	$2,342	$2,297	$2,628	$2,619	$2,297	$2,629	$2,619

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	C&B Large Cap Value Fund			Diversified Equity Fund			Equity Income Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$690	$198	$198	$695	$203	$203	$681	$188	$188
3 YEARS	$976	$656	$656	$981	$661	$661	$929	$607	$607
5 YEARS	$1,283	$1,140	$1,140	$1,287	$1,145	$1,145	$1,196	$1,051	$1,051
10 YEARS	$2,152	$2,486	$2,476	$2,156	$2,490	$2,480	$1,957	$2,295	$2,286

	Large Company Growth Fund			Small Company Growth Fund			Small Company Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$690	$198	$198	$714	$223	$223	$714	$223	$223
3 YEARS	$948	$627	$627	$1,025	$707	$707	$1,025	$707	$707
5 YEARS	$1,226	$1,082	$1,082	$1,358	$1,217	$1,217	$1,358	$1,217	$1,217
10 YEARS	$2,015	$2,351	$2,342	$2,297	$2,628	$2,619	$2,297	$2,629	$2,619

22	Equity Gateway Funds Prospectus

Summary of Expenses

Equity Value Fund			Growth Equity Fund			Large Cap Appreciation Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$695	$703	$303	$719	$728	$328	$695	$703	$303
$1,192	$1,184	$886	$1,042	$1,024	$724	$983	$963	$663
$1,715	$1,790	$1,594	$1,387	$1,446	$1,246	$1,291	$1,349	$1,149
$3,141	$3,477	$3,472	$2,358	$2,688	$2,678	$2,165	$2,499	$2,490

Equity Value Fund			Growth Equity Fund			Large Cap Appreciation Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$695	$203	$203	$719	$228	$228	$695	$203	$203
$1,192	$884	$886	$1,042	$724	$724	$983	$663	$663
$1,715	$1,590	$1,594	$1,387	$1,246	$1,246	$1,291	$1,149	$1,149
$3,141	$3,477	$3,472	$2,358	$2,688	$2,678	$2,165	$2,499	$2,490

Equity Gateway Funds Prospectus	23

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. ”You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

Provides a summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

24	Equity Gateway Funds Prospectus

C&B Large Cap Value Fund

Portfolio Managers:    Kermit S. Eck, CFA; Daren C. Heitman, CFA; Michael M. Meyer, CFA;

James R. Norris; Edward W. O’Connor, CFA; R. James O’Neil, CFA and Mehul Trivedi, CFA

Investment Objective

The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We invest principally in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We may invest in additional master portfolios, and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 63.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	25

C&B Large Cap Value Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON JULY 26, 2004		CLASS B SHARES— COMMENCED ON JULY 26, 2004		CLASS C SHARES— COMMENCED ON JULY 26, 2004

For the period ended:	Sept. 30, 2005[1]	Oct. 31, 2004	Sept. 30, 2005[1]	Oct. 31, 2004	Sept. 30, 2005[1]	Oct. 31, 2004
Net asset value, beginning of period	$8.27	$8.01	$8.26	$8.01	$8.26	$8.01
Income from investment operations:
Net investment income (loss)	0.05[2]	0.00	(0.01)[2]	(0.01)	(0.01)[2]	(0.01)
Net realized and unrealized gain (loss) on investments	0.40	0.26	0.40	0.26	0.40	0.26
Total from investment operations	0.45	0.26	0.39	0.25	0.39	0.25
Less distributions:
Distributions from net investment income	(0.03)	0.00	(0.02)	0.00	(0.02)	0.00
Distributions from net realized gain	(0.07)	0.00	(0.07)	0.00	(0.07)	0.00
Total from distributions	(0.10)	0.00	(0.09)	0.00	(0.09)	0.00
Net asset value, end of period	$8.62	$8.27	$8.56	$8.26	$8.56	$8.26
Total return[3]	5.45%	3.25%	4.70%	3.12%	4.71%	3.12%
Ratios/supplemental data:
Net assets, end of period (000s)	$51,719	$11,408	$24,296	$5,790	$13,075	$2,732
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.20%[5]	1.20%	1.95%[5]	1.95%	1.95%[5]	1.95%
Ratio of net investment income (loss) to average net assets	0.63%	0.18%	(0.11)%	(0.60)%	(0.12)%	(0.58)%
Portfolio turnover rate	25%[6]	30%	25%[6]	30%	25%[6]	30%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,7]	1.35%[5]	1.60%	2.10%[5]	2.35%	2.10%[5]	2.35%
[1]	In 2005, the Fund changed its fiscal year-end from October 31 to September 30.
[2]	Calculated based upon average shares outstanding.
[3]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[6]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[7]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

26	Equity Gateway Funds Prospectus

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Diversified Equity Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Christian L. Chan, CFA; Andrew Owen, CFA

Investment Objective

The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. ”Style” means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 14 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, using a combination of 5 different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—for the Fund’s investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios*, the assets allocated to large cap value to 3 Portfolios and the assets allocated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Value Style	25%
Equity Income Portfolio		8.33%
Equity Value Portfolio		8.34%
C&B Large Cap Value Portfolio		8.33%
Large Cap Blend Style	25%
Index Portfolio		25%
Large Cap Growth Style	25%
Disciplined Growth Portfolio		5.0%
Large Cap Appreciation Portfolio		2.5%
Large Company Growth Portfolio		17.5%
Small Cap Style	10%
Small Cap Index Portfolio		3.34%
Small Company Growth Portfolio		3.33%
Small Company Value Portfolio*		3.33%
International Style	15%
International Core Portfolio		3.75%
International Growth Portfolio		3.75%
International Index Portfolio		3.75%
International Value Portfolio		3.75%
TOTAL FUND ASSETS	100%
*	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

28	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 88 for the objective and principal strategies of each portfolio.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for this Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	29

Diversified Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$39.91	$35.61	$29.00	$36.33	$52.73
Income from investment operations:
Net investment income (loss)	0.28[1]	0.15	0.13	0.09[1]	0.09
Net realized and unrealized gain (loss) on investments	5.22	4.41	6.59	(6.85)	(11.70)
Total from investment operations	5.50	4.56	6.72	(6.76)	(11.61)
Less distributions:
Distributions from net investment income	(0.32)	(0.26)	(0.11)	(0.15)	(0.17)
Distributions from net realized gain	(3.19)	0.00	0.00	(0.42)	(4.62)
Total distributions	(3.51)	(0.26)	(0.11)	(0.57)	(4.79)
Net asset value, end of period	$41.90	$39.91	$35.61	$29.00	$36.33
Total return[2]	14.27%	12.82%	23.21%	(19.04)%	(24.07)%
Ratios/supplemental data:
Net assets, end of period (000s)	$118,140	$101,649	$76,292	$57,876	$74,038
Ratios to average net assets:
Ratio of expenses to average net assets[3]	1.25%	1.25%	1.25%	1.25%	1.15%
Ratio of net investment income (loss) to average net assets	0.69%	0.37%	0.42%	0.22%	0.23%
Portfolio turnover rate[4]	42%	32%	32%	30%	34%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	1.41%	1.37%	1.54%	1.58%	1.61%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30	Equity Gateway Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MAY 6, 1996

Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$38.55	$34.43	$28.15	$35.41	$51.70

(0.01)[1]	(0.40)	(0.19)	(0.20)[1]	(0.17)
5.03	4.52	6.47	(6.64)	(11.50)
5.02	4.12	6.28	(6.84)	(11.67)

0.00	0.00	0.00	0.00	0.00
(3.19)	0.00	0.00	(0.42)	(4.62)
(3.19)	0.00	0.00	(0.42)	(4.62)
$40.38	$38.55	$34.43	$28.15	$35.41
13.44%	11.97%	22.31%	(19.64)%	(24.65)%

$65,245	$81,966	$92,300	$85,035	$111,956

2.00%	2.00%	2.00%	2.00%	1.90%
(0.03)%	(0.40)%	(0.33)%	(0.53)%	(0.52)%
42%	32%	32%	30%	34%
2.16%	2.12%	2.31%	2.39%	2.41%

Equity Gateway Funds Prospectus	31

Diversified Equity Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$39.04	$34.90	$28.56	$35.91	$52.36
Income from investment operations:
Net investment income (loss)	(0.02)[1]	(0.37)	(0.05)	(0.20)[1]	(0.16)
Net realized and unrealized gain (loss) on investments	5.11	4.54	6.39	(6.73)	(11.67)
Total from investment operations	5.09	4.17	6.34	(6.93)	(11.83)
Less distributions:
Distributions from net investment income	0.00	(0.03)	0.00	0.00	0.00
Distributions from net realized gain	(3.19)	0.00	0.00	(0.42)	(4.62)
Total distributions	(3.19)	(0.03)	0.00	(0.42)	(4.62)
Net asset value, end of period	$40.94	$39.04	$34.90	$28.56	$35.91
Total return[2]	13.45%	11.92%	22.23%	(19.62)%	(24.64)%
Ratios/supplemental data:
Net assets, end of period (000s)	$7,170	$7,798	$9,463	$6,730	$7,693
Ratios to average net assets:
Ratio of expenses to average net assets[3]	2.00%	2.00%	2.00%	2.00%	1.90%
Ratio of net investment income (loss) to average net assets	(0.04)%	(0.38)%	(0.33)%	(0.52)%	(0.52)%
Portfolio turnover rate[4]	42%	32%	32%	30%	34%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	2.16%	2.12%	2.28%	2.13%	2.01%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32	Equity Gateway Funds Prospectus

Equity Income Fund

Portfolio Managers:    Gary J. Dunn, CFA; David L. Roberts, CFA; Robert M. Thornburg

Investment Objective

The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We invest primarily in common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing equity securities; and

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	33

Equity Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$34.49	$31.32	$28.74	$37.23	$41.28
Income from investment operations:
Net investment income (loss)	0.52	0.45	0.46	0.44	0.36
Net realized and unrealized gain (loss) on investments	3.74	4.59	5.04	(7.51)	(4.05)
Total from investment operations	4.26	5.04	5.50	(7.07)	(3.69)
Less distributions:
Distributions from net investment income	(0.52)	(0.47)	(0.46)	(0.43)	(0.36)
Distributions from net realized gain	(2.02)	(1.40)	(2.46)	(0.99)	0.00
Total distributions	(2.54)	(1.87)	(2.92)	(1.42)	(0.36)
Net asset value, end of period	$36.21	$34.49	$31.32	$28.74	$37.23
Total return[1]	12.74%	16.43%	20.12%	(19.84)%	(8.97)%
Ratios/supplemental data:
Net assets, end of period (000s)	$185,533	$186,501	$161,962	$124,015	$165,304
Ratios to average net assets:
Ratio of expenses to average net assets[2]	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	1.49%	1.32%	1.57%	1.19%	0.86%
Portfolio turnover rate[3]	20%	11%	9%	12%	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.22%	1.18%	1.33%	1.36%	1.51%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

34	Equity Gateway Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MAY 2, 1996

Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$34.49	$31.31	$28.72	$37.18	$41.22

0.25	0.21	0.25	0.16	0.05
3.74	4.57	5.02	(7.49)	(4.03)
3.99	4.78	5.27	(7.33)	(3.98)

(0.23)	(0.20)	(0.22)	(0.14)	(0.06)
(2.02)	(1.40)	(2.46)	(0.99)	0.00
(2.25)	(1.60)	(2.68)	(1.13)	(0.06)
$36.23	$34.49	$31.31	$28.72	$37.18
11.91%	15.56%	19.22%	(20.43)%	(9.67)%

$59,606	$80,298	$98,690	$91,889	$134,403

1.85%	1.85%	1.85%	1.85%	1.85%
0.76%	0.57%	0.82%	0.43%	0.12%
20%	11%	9%	12%	3%
1.97%	1.93%	2.13%	2.18%	2.20%

Equity Gateway Funds Prospectus	35

Equity Income Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$35.61	$32.26	$29.52	$38.18	$42.32
Income from investment operations:
Net investment income (loss)	0.27	0.22	0.25	0.18	0.05
Net realized and unrealized gain (loss) on investments	3.86	4.70	5.19	(7.70)	(4.14)
Total from investment operations	4.13	4.92	5.44	(7.52)	(4.09)
Less distributions:
Distributions from net investment income	(0.23)	(0.17)	(0.24)	(0.15)	(0.05)
Distributions from net realized gain	(2.02)	(1.40)	(2.46)	(0.99)	0.00
Total distributions	(2.25)	(1.57)	(2.70)	(1.14)	(0.05)
Net asset value, end of period	$37.49	$35.61	$32.26	$29.52	$38.18
Total return[1]	11.90%	15.54%	19.27%	(20.41)%	(9.66)%
Ratios/supplemental data:
Net assets, end of period (000s)	$6,937	$9,083	$10,689	$7,415	$7,508
Ratios to average net assets:
Ratio of expenses to average net assets[2]	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income (loss) to average net assets	0.77%	0.58%	0.82%	0.46%	0.14%
Portfolio turnover rate[3]	20%	11%	9%	12%	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.97%	1.93%	2.07%	2.12%	2.02%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

36	Equity Gateway Funds Prospectus

Equity Value Fund

Portfolio Managers:    D. Kevin McCreesh, CFA; Ronald M. Mushock, CFA

Investment Objective

The Equity Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on domestic large-capitalization stocks.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price-to-earnings, price-to-book, and price-to-sales ratios, and cash flow. We also evaluate the companies’ sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security.

We also apply a rigorous screening process to manage the portfolio’s overall risk profile. We generally consider selling stocks when they have achieved their valuation targets, when the issuer’s business fundamentals have deteriorated, or if the potential for positive change is no longer evident.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities.

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 63.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	37

Equity Value Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON AUGUST 29, 2003			CLASS B SHARES—COMMENCED ON AUGUST 29, 2003

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$11.48	$9.82	$10.00	$11.40	$9.81	$10.00
Income from investment operations:
Net investment income (loss)	0.10[1]	0.05	0.00	0.01[1]	0.00	(0.01)
Net realized and unrealized gain (loss) on investments	2.31	1.62	(0.18)	2.28	1.59	(0.18)
Total from investment operations	2.41	1.67	(0.18)	2.29	1.59	(0.19)
Less distributions:
Distributions from net investment income	(0.07)	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.07)	(0.01)	0.00	0.00	0.00	0.00
Net asset value, end of period	$13.82	$11.48	$9.82	$13.69	$11.40	$9.81
Total return[2]	21.06%	16.96%	(1.80)%	20.09%	16.21%	(1.90)%
Ratios/supplemental data:
Net assets, end of period (000s)	$3,796	$1,645	$76	$2,245	$1,142	$37
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.25%	1.25%	1.25%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	0.80%	0.54%	(0.26)%	0.07%	(0.19)%	(1.08)%
Portfolio turnover rate[5]	145%	122%	3%	145%	122%	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	2.48%	10.90%	196.38%	3.25%	11.20%	189.72%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[6]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38	Equity Gateway Funds Prospectus

Financial Highlights

CLASS C SHARES—COMMENCED ON AUGUST 29, 2003

Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
$11.40	$9.81	$10.00

0.01[1]	0.00	(0.01)
2.29	1.59	(0.18)
2.30	1.59	(0.19)

(0.01)	0.00	0.00
0.00	0.00	0.00
(0.01)	0.00	0.00
$13.69	$11.40	$9.81
20.20%	16.21%	(1.90)%

$430	$295	$12

2.00%	2.00%	2.00%
0.06%	(0.19)%	(0.64)%
145%	122%	3%
3.26%	11.11%	209.42%

Equity Gateway Funds Prospectus	39

Growth Equity Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Christian L. Chan, CFA; Andrew Owen, CFA

Investment Objective

The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to reduce the volatility and risk of investing in a single equity style. “Style” means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 9 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, selected across a combination of 3 different equity investment styles—large cap growth, small cap, and international. We currently allocate the assets dedicated to small cap investments to 3 Portfolios*, the assets dedicated to large cap growth investments to 2 Portfolios and the assets dedicated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Growth Style	35%
Large Company Growth Portfolio	30%
Disciplined Growth Portfolio	5%
Small Cap Style	35%
Small Cap Index Portfolio	11.67%
Small Company Growth Portfolio	11.67%
Small Company Value Portfolio*	11.66%
International Style	30%
International Core Portfolio	7.5%
International Growth Portfolio	7.5%
International Index Portfolio	7.5%
International Value Portfolio	7.5%
TOTAL FUND ASSETS	100%
*	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

40	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 88 for the objective and principal strategies of each portfolio.

Master Portfolio	Sub-Adviser
Disciplined Growth	Smith Group
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Company Growth	Peregrine
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management

Important Risk Factors

This Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	41

Growth Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$27.70	$24.64	$19.50	$23.87	$39.89
Income from investment operations:
Net investment income (loss)	0.04[1]	(0.08)[1]	(0.08)[1]	(0.10)	(0.07)
Net realized and unrealized gain on investments	4.63	3.14	5.22	(3.34)	(9.86)
Total from investment operations	4.67	3.06	5.14	(3.44)	(9.93)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized gain	(1.57)	0.00	0.00	(0.92)	(6.09)
Total distributions	(1.57)	0.00	0.00	(0.93)	(6.09)
Net asset value, end of period	$30.80	$27.70	$24.64	$19.50	$23.87
Total return[2]	17.27%	12.38%	26.36%	(15.46)%	(28.93)%
Ratios/supplemental data:
Net assets, end of period (000s)	$22,769	$18,742	$15,576	$11,210	$12,473
Ratios to average net assets:
Ratio of expenses to average net assets[3]	1.50%	1.50%	1.50%	1.47%	1.50%
Ratio of net investment income (loss) to average net assets	0.15%	(0.28)%	(0.38)%	(0.43)%	(0.31)%
Portfolio turnover rate[4]	50%	44%	58%	40%	75%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	1.60%	1.60%	1.82%	1.88%	1.93%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

42	Equity Gateway Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MAY 6, 1996

Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$25.69	$23.02	$18.37	$22.69	$38.48

(0.16)[1]	(0.28)[1]	(0.23)[1]	(0.31)	(0.19)
4.27	2.95	4.88[5]	(3.09)	(9.51)
4.11	2.67	4.65	(3.40)	(9.70)

0.00	0.00	0.00	(0.00)	0.00
(1.57)	0.00	0.00	(0.92)	(6.09)
(1.57)	0.00	0.00	(0.92)	(6.09)
$28.23	$25.69	$23.02	$18.37	$22.69
16.40%	11.60%	25.31%	(16.09)%	(29.46)%

$8,811	$11,700	$14,379	$13,670	$17,319

2.25%	2.25%	2.25%	2.22%	2.25%
(0.60)%	(1.08)%	(1.13)%	(1.18)%	(1.06)%
50%	44%	58%	40%	75%
2.35%	2.34%	2.59%	2.63%	2.65%

Equity Gateway Funds Prospectus	43

Growth Equity Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$26.61	$23.87	$19.04	$23.49	$39.61
Income from investment operations:
Net investment income (loss)	(0.17)[1]	(0.28)[1]	(0.25)[1]	(0.25)	(0.22)
Net realized and unrealized gain on investments	4.45	3.02	5.08[5]	(3.28)	(9.81)
Total from investment operations	4.28	2.74	4.83	(3.53)	(10.03)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(1.57)	0.00	0.00	(0.92)	(6.09)
Total distributions	(1.57)	0.00	0.00	(0.92)	(6.09)
Net asset value, end of period	$29.32	$26.61	$23.87	$19.04	$23.49
Total return[2]	16.47%	11.52%	25.37%	(16.10)%	(29.46)%
Ratios/supplemental data:
Net assets, end of period (000s)	$844	$1,097	$2,980	$1,721	$1,799
Ratios to average net assets:
Ratio of expenses to average net assets[3]	2.25%	2.25%	2.25%	2.22%	2.25%
Ratio of net investment income (loss) to average net assets	(0.62)%	(1.05)%	(1.11)%	(1.17)%	(1.06)%
Portfolio turnover rate[4]	50%	44%	58%	40%	75%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	2.35%	2.34%	2.68%	2.74%	2.32%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

44	Equity Gateway Funds Prospectus

Large Cap Appreciation Fund

Portfolio Managers:    William B. Bannick, CFA; Robert L. Fitzpatrick, CFA

Investment Objective

The Large Cap Appreciation Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on large-capitalization stocks.

In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain valuation criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company’s current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	45

Large Cap Appreciation Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON AUGUST 31, 2001

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$9.80	$8.92	$7.53	$9.53	$10.00
Income from investment operations:
Net investment income (loss)	0.03[1]	0.00[1]	(0.01)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	1.87	0.88	1.40	(1.99)	(0.47)
Total from investment operations	1.90	0.88	1.39	(2.00)	(0.47)
Less distributions:
Distributions from net investment income	(0.04)	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.12)	0.00	0.00	0.00	0.00
Total distributions	(0.16)	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.54	$9.80	$8.92	$7.53	$9.53
Total return[2]	19.52%	9.87%	18.46%	(20.99)%	(4.70)%
Ratios/supplemental data:
Net assets, end of period (000s)	$32,048	$20,393	$1,033	$898	$41
Ratios to average net assets:
Ratio of expenses to average net assets[3]	1.25%	1.25%	1.21%	1.20%	0.95%
Ratio of net investment income (loss) to average net assets	0.27%	(0.11)%	(0.19)%	(0.15)%	1.17%
Portfolio turnover rate[4]	133%	149%	153%	123%	10%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	1.42%	1.42%	2.45%	6.48%	1.24%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

46	Equity Gateway Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON AUGUST 31, 2001					CLASS C SHARES—COMMENCED ON AUGUST 31, 2001

Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$9.57	$8.78	$7.47	$9.52	$10.00	$9.58	$8.79	$7.47	$9.53	$10.00

(0.05)[1]	(0.21)[1]	(0.06)	(0.07)	0.00	(0.05)[1]	(0.15)[1]	(0.03)	(0.05)	0.00
1.82	1.00	1.37	(1.98)	(0.48)	1.82	0.94	1.35	(2.01)	(0.47)
1.77	0.79	1.31	(2.05)	(0.48)	1.77	0.79	1.32	(2.06)	(0.47)

0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
(0.12)	0.00	0.00	0.00	0.00	(0.12)	0.00	0.00	0.00	0.00
(0.12)	0.00	0.00	0.00	0.00	(0.12)	0.00	0.00	0.00	0.00
$11.22	$9.57	$8.78	$7.47	$9.52	$11.23	$9.58	$8.79	$7.47	$9.53
18.60%	9.00%	17.54%	(21.53)%	(4.80)%	18.58%	8.99%	17.67%	(21.62)%	(4.70)%

$2,732	$1,509	$1,449	$1,041	$91	$771	$699	$499	$200	$26

2.00%	2.00%	1.95%	1.95%	1.78%	2.00%	2.00%	1.95%	1.95%	1.83%
(0.51)%	(0.88)%	(0.95)%	(0.90)%	(0.24)%	(0.44)%	(0.88)%	(0.94)%	(0.93)%	0.00%
133%	149%	153%	123%	10%	133%	149%	153%	123%	10%
2.17%	2.16%	3.11%	8.45%	1.78%	2.17%	2.16%	3.96%	8.37%	1.83%

Equity Growth Funds Prospectus	47

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Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

In selecting securities for the Fund, we seek companies whose stock we believe is attractively valued and also exhibit strong fundamental characteristics, such as higher earnings and revenue growth, higher return on equity, and lower debt to capitalization. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	49

Large Company Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$44.97	$43.96	$34.52	$44.57	$75.03
Income from investment operations:
Net investment income (loss)	0.06[1]	(0.28)[1]	(0.46)	(0.34)	(0.37)
Net realized and unrealized gain (loss) on investments	4.64	1.29	9.90	(9.71)	(29.21)
Total from investment operations	4.70	1.01	9.44	(10.05)	(29.58)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.84)
Distributions in excess of realized gains	0.00	0.00	0.00	0.00	(0.04)
Total distributions	0.00	0.00	0.00	0.00	(0.88)
Net asset value, end of period	$49.67	$44.97	$43.96	$34.52	$44.57
Total return[2]	10.45%	2.28%	27.35%	(22.55)%	(39.85)%
Ratios/supplemental data:
Net assets, end of period (000s)	$524,323	$454,499	$364,406	$141,774	$202,514
Ratios to average net assets:
Ratio of expenses to average net assets[3]	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	0.12%	(0.61)%	(0.69)%	(0.76)%	(0.71)%
Portfolio turnover rate[4]	18%	14%	13%	18%	13%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	1.27%	1.28%	1.41%	1.45%	1.36%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	Includes net expenses allocated from the Portfolio in which the Fund invests.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

50	Equity Gateway Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON OCTOBER 1, 1998

Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$40.72	$40.11	$31.72	$41.18	$69.77

(0.23)[1]	(0.58)[1]	(0.68)	(0.69)	(0.62)
4.15	1.19	9.07	(8.77)	(27.09)
3.92	0.61	8.39	(9.46)	(27.71)

0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	(0.84)
0.00	0.00	0.00	0.00	(0.04)
0.00	0.00	0.00	0.00	(0.88)
$44.64	$40.72	$40.11	$31.72	$41.18
9.63%	1.52%	26.45%	(22.97)%	(40.18)%

$187,895	$220,657	$246,894	$218,625	$307,706

1.95%	1.95%	1.88%	1.75%	1.75%
(0.53)%	(1.36)%	(1.35)%	(1.31)%	(1.26)%
18%	14%	13%	18%	13%
2.02%	2.03%	2.33%	2.46%	2.19%

Equity Gateway Funds Prospectus	51

Large Company Growth Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$40.80	$40.18	$31.76	$41.22	$69.85
Income from investment operations:
Net investment income (loss)	(0.20)[1]	(0.58)[1]	(0.62)	(0.89)	(0.43)
Net realized and unrealized gain (loss) on investments	4.12	1.20	9.04	(8.57)	(27.32)
Total from investment operations	3.92	0.62	8.42	(9.46)	(27.75)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.84)
Distributions in excess of realized gains	0.00	0.00	0.00	0.00	(0.04)
Total distributions	0.00	0.00	0.00	0.00	(0.88)
Net asset value, end of period	$44.72	$40.80	$40.18	$31.76	$41.22
Total return[2]	9.61%	1.54%	26.51%	(22.95)%	(40.19)%
Ratios/supplemental data:
Net assets, end of period (000s)	$21,211	$31,937	$40,436	$27,092	$27,189
Ratios to average net assets:
Ratio of expenses to average net assets[3]	1.95%	1.95%	1.86%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(0.46)%	(1.36)%	(1.34)%	(1.31)%	(1.26)%
Portfolio turnover rate[4]	18%	14%	13%	18%	13%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	2.02%	2.03%	2.16%	2.28%	2.15%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	Includes net expenses allocated from the Portfolio in which the Fund invests.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

52	Equity Gateway Funds Prospectus

Small Company Growth Fund

Portfolio Managers:    William A. Grierson; Daniel J. Hagen, CFA; Robert B. Mersky, CFA;

James P. Ross, CFA; Paul E. von Kuster, CFA

Investment Objective

The Small Company Growth Fund seeks to provide long-term capital appreciation by investing in smaller domestic companies.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value. We focus the Fund’s investment strategy on small-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less;

•	up to 20% of the Fund’s assets in securities of companies considered to be mid-capitalization; and

•	up to 10% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	53

Small Company Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON JANUARY 30, 2004		CLASS B SHARES— COMMENCED ON JANUARY 30, 2004		CLASS C SHARES— COMMENCED ON JANUARY 30, 2004

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2005	Sept. 30, 2004
Net asset value, beginning of period	$26.78	$28.42	$26.66	$28.42	$26.82	$28.42
Income from investment operations:
Net investment income (loss)	(0.29)[1]	(0.21)[1]	(0.50)[1]	(0.34)[1]	(0.50)[1]	(0.34)[1]
Net realized and unrealized gain (loss) on investments	4.55	(1.43)	4.52	(1.42)	4.54	(1.26)
Total from investment operations	4.26	(1.64)	4.02	(1.76)	4.04	(1.60)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.17)	0.00	(0.17)	0.00	(0.17)	0.00
Total from distributions	(0.17)	0.00	(0.17)	0.00	(0.17)	0.00
Net asset value, end of period	$30.87	$26.78	$30.51	$26.66	$30.69	$26.82
Total return[2]	15.95%	(5.77)%	15.12%	(6.19)%	15.10%	(5.59)%
Ratios/supplemental data:
Net assets, end of period (000s)	$2,317	$832	$554	$144	$77	$28
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.45%	1.45%	2.20%	2.20%	2.20%	2.20%
Ratio of net investment income (loss) to average net assets	(1.00)%	(0.80)%	(1.75)%	(1.29)%	(1.73)%	(1.29)%
Portfolio turnover rate[5]	142%	145%	142%	145%	142%	145%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	1.54%	1.55%	2.29%	2.29%	2.29%	2.27%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[6]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[7]	Amount is less than $500,000.

54	Equity Gateway Funds Prospectus

Small Company Value Fund

(The Fund’s Class A, Class B, and Class C shares are closed to new investors.)

Portfolio Managers:    Jason R. Ballsrud, CFA; Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA

Investment Objective

The Small Company Value Fund seeks to provide long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus the Fund’s investment strategy on small-capitalization stocks.

In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company’s fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range as of September 30, 2005, was $2 million to $3.685 billion and is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 58. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	55

Small Company Value Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JANUARY 31, 2002

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$13.66	$11.56	$8.43	$10.00
Income from investment operations:
Net investment income (loss)	0.00	(0.01)	0.00	0.00
Net realized and unrealized gain (loss) on investments	3.17	1.63	3.13	(1.57)
Total from investment operations	3.17	1.62	3.13	(1.57)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.88)	0.48	0.00	0.00
Total distributions	(0.88)	0.48	0.00	0.00
Net asset value, end of period	$15.95	$13.66	$11.56	$8.43
Total return[1]	23.97%	22.75%	37.20%	(15.70)%
Ratios/supplemental data:
Net assets, end of period (000s)	$72,680	$31,068	$8,783	$4,276
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.35%	1.45%	1.43%	1.38%
Ratio of net investment income (loss) to average net assets	0.10%	(0.06)%	0.06%	0.00%
Portfolio turnover rate[4]	70%	64%	80%	98%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.44%	1.58%	1.43%	2.32%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3	Equity Gateway Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON JANUARY 31, 2002				CLASS C SHARES—COMMENCED ON AUGUST 30, 2002

Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002
$13.38	$11.41	$8.38	$10.00	$13.37	$11.41	$8.38	$9.05

(0.07)	(0.08)	(0.06)	(0.03)	(0.04)	(0.08)	(0.04)	0.00

3.05	1.57	3.09	(1.59)	3.03	1.56	3.07	(0.67)
2.98	1.49	3.03	(1.62)	2.99	1.48	3.03	(0.67)

0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
(0.88)	0.48	0.00	0.00	(0.88)	0.48	0.00	0.00
(0.88)	0.48	0.00	0.00	(0.88)	0.48	0.00	0.00
$15.48	$13.38	$11.41	$8.38	$15.48	$13.37	$11.41	$8.38
23.01%	21.89%	36.23%	(16.20)%	23.11%	21.80%	36.23%	(7.40)%

$15,802	$11,571	$7,520	$4,860	$4,847	$2,769	$1,497	$59

2.12%	2.20%	2.18%	2.14%	2.11%	2.20%	2.18%	2.20%

(0.70)%	(0.85)%	(0.67)%	(0.74)%	(0.67)%	(0.84)%	(0.80)%	0.68%
70%	64%	80%	98%	70%	64%	80%	98%

2.21%	2.36%	2.18%	3.46%	2.20%	2.35%	2.18%	7.48%

Equity Gateway Funds Prospectus	57

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Equity Value Fund, Large Cap Appreciation Fund and the Small Company Growth Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

58	Equity Gateway Funds Prospectus

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Equity Gateway Funds Prospectus	59

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B LARGE CAP VALUE	DIVERSIFIED EQUITY	EQUITY INCOME	EQUITY VALUE	GROWTH EQUITY	LARGE CAP APPRECIATION	LARGE COMPANY GROWTH	SMALL COMPANY GROWTH	SMALL COMPANY VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk		●			●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●		●	●		●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk		●			●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●	●	●	●	●	●	●

60	Equity Gateway Funds Prospectus

		C&B LARGE CAP VALUE	DIVERSIFIED EQUITY	EQUITY INCOME	EQUITY VALUE	GROWTH EQUITY	LARGE CAP APPRECIATION	LARGE COMPANY GROWTH	SMALL COMPANY GROWTH	SMALL COMPANY VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk		●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●			●	●	●		●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●	●			●			●	●

Equity Gateway Funds Prospectus	61

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB–ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the paying of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

62	Equity Gateway Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in the table beginning on page 18, the fees shown for the gateway funds include fees allocated from the master portfolio(s) in which each Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

The Diversified Equity and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing services to each Fund, including the determination of the asset allocations of each Fund’s investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the C&B Large Cap Value, Equity Income, Equity Value, Large Cap Appreciation, Large Company Growth, Small Company Growth and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for all of the gateway Funds noted in this section and the Diversified Equity and Growth Equity Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this agreement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Except for the C&B Large Cap Value Fund and the Large Cap Appreciation Fund, each gateway fund noted in this section and the Diversified Equity and Growth Equity Funds have a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Equity Value Fund and the C&B Large Cap Value Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the

Equity Gateway Funds Prospectus	63

Organization and Management of the Funds

Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Artisan Partners Limited Partnership (“Artisan”), Cadence Capital Management, LLC (“Cadence”), Cooke & Bieler, L.P. (“Cooke & Bieler”), LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group, L.P. (“Smith Group”), SSgA Funds Management (“SSgA”), Systematic Financial Management, L.P. (“Systematic”), and Wells Capital Management Incorporated (“Wells Capital Management”) are investment sub-advisers to the master portfolios in which the gateway funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

Artisan, located at 875 East Wisconsin Avenue, Suite 800, Milwaukee WI 53202, is the sub-adviser to the International Growth Portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of September 30, 2005, Artisan managed over $43.2 billion in assets.

Cadence, located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2005, Cadence managed approximately $6.7 billion in assets.

Cooke & Bieler, L.P., a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Portfolio in which the C&B Large Cap Value Fund invests. As of September 30, 2005, Cooke & Bieler managed approximately $7.5 billion in assets.

LSV, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the International Value Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, LSV managed over $46.7 billion in assets.

New Star, located at 1 Knightsbridge Green, London, SW1X 7NE, England, a London-based U.S.-registered investment adviser, sub-advises the International Core Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of September 30, 2005, New Star managed over $12.3 billion in assets.

Peregrine, a wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine is a registered investment advisor that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2005, Peregrine managed approximately $12.1 billion in assets.

Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2005, the Smith Group managed over $2.3 billion in assets.

64	Equity Gateway Funds Prospectus

SSgA, located at One Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company. As of September 30, 2005, SSgA managed over $101.3 million in assets.

Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Equity Value Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi- employer and public investment plans. As of September 30, 2005, Systematic managed over $6.7 billion in assets.

Wells Capital Management, an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Equity Income, Index, Small Cap Index and Strategic Small Cap Value Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Equity Gateway Funds Prospectus	65

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. Information regarding the Funds’ sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

66	Equity Gateway Funds Prospectus

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

Equity Gateway Funds Prospectus	67

A Choice of Share Classes

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS	9 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

68	Equity Gateway Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge, proceeds of a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee or a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Funds and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).

•	By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

Equity Gateway Funds Prospectus	69

Reductions and Waivers of Sales Charges

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent. You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.

The following types of accounts (registered in the name of or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility under a rights of accumulation discount:

•	individual accounts;

•	joint accounts;

•	IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a Wells Fargo Advantage Funds prototype agreement;

•	403(b) accounts; and

•	accounts over which the shareholder, his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account or a solely owned business account).

Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

•	Section 529 Plan accounts;

•	accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held directly in a Wells Fargo Advantage Funds account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (i.e. 401(k) Plans) and SIMPLE IRAs established using the Wells Fargo Advantage Funds prototype agreement (but not including employer sponsored IRAs) (collectively, “Employer Sponsored Retirement Plans”).

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

70	Equity Gateway Funds Prospectus

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	the Funds’ transfer agent;

•	broker-dealers who act as selling agents;

•	immediate family members (spouse, sibling, parent or child) of any of the above; and

•	each Fund’s sub-adviser, but only for the Fund(s) in which such sub-adviser provides investment advisory services.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Section 529 Plan accounts.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

Equity Gateway Funds Prospectus	71

Reductions and Waivers of Sales Charges

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

•	We waive the Class C CDSC where a Fund did not pay a sales commission at the time of purchase.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. For these services, the Class B and Class C shares of the Funds pay 0.75% of their average daily net assets on an annual basis.

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

72	Equity Gateway Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and

Equity Gateway Funds Prospectus	73

Exchanges

redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

74	Equity Gateway Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these generally valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Equity Gateway Funds Prospectus	75

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

•	Institutions, through which investors may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means: (NOTE: The Small Company Value Fund’s Class A, Class B and Class C shares are closed to new investors, therefore, you cannot open an account in this Fund.)

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; and providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus -like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or

76	Equity Gateway Funds Prospectus

both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Equity Gateway Funds Prospectus	77

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

78	Equity Gateway Funds Prospectus

How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage Growth Equity, Class C.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available and mail to Wells Fargo Advantage Funds.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $1,000 (or $250 for retirement accounts) from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Equity Gateway Funds Prospectus	79

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, visit our Web site at www.wellsfargo.com/advantagefunds, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing and wire instructions on page 78. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 78. Be sure to have the wiring bank include your current account number and the name your account is registered in. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

80	Equity Gateway Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or 1-800-368-7550 to use the automated phone system to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

Equity Gateway Funds Prospectus	81

Your Account	How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

82	Equity Gateway Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice. Simply specify an amount of at least $100.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Equity Income Fund makes distributions of any net investment income at least quarterly and any net capital gains at least annually. All other funds in this Prospectus make such distributions at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Equity Gateway Funds Prospectus	83

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

84	Equity Gateway Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by Institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of

Equity Gateway Funds Prospectus	85

Additional Services and Other Information

their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

86	Equity Gateway Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Equity Value Portfolio	The Portfolio seeks long-term capital appreciation.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

International Core Portfolio	The Portfolio seeks long-term capital appreciation.

International Growth Portfolio	The Portfolio seeks long-term capital appreciation, by investing in equity securities.

International Index Portfolio	The Portfolio seeks to match as closely as possible the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI EAFE Index”).

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

C&B Large Cap Value Portfolio	The Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal.

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

Strategic Small Cap Value Portfolio	The Portfolio seeks long-term capital appreciation.

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PRINCIPAL STRATEGIES

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprises. We may invest in emerging markets.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a bottom-up investment process to construct a diversified portfolio of international growth companies regardless of the market capitalization.

Under normal circumstances, the Portfolio invests principally in the securities comprising of the MSCI EAFE Index. We attempt to achieve a correlation of at lease 95% between the performance of the MSCI EAFE Index and the Portfolio’s investment results, before expense.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

The Portfolio invests in the common stocks of large U.S. companies selected on the basis of superior growth characteristics combined with reasonable valuation. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio principally invests in securities of small-capitalization companies, which we define as companies whose market capitalizations are equal to or lower than the company with the largest capitalization in the Russell 2500 Index. In making investment decisions for the Portfolio, we employ multiple investment strategies to identify securities that are undervalued in the marketplace.

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Portfolio Managers

The Portfolio Managers identified below, except in connection with the Diversified Equity and Growth Equity Funds, manage the Master Portfolio in which the Fund currently invests, and not the Fund itself. The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Jason R. Ballsrud, CFA

Small Company Value Fund since 2005

Mr. Ballsrud is a research analyst for the Small Cap Value style and shares responsibility for industry research stock selection and client communications with his team. Mr. Ballsrud joined Peregrine in 1997. Prior to joining Peregrine, he worked for American Express Asset Management’s Equity Group. Mr. Ballsrud earned his B.S. and M.B.A. degrees in Finance from the Carlson School of Management at the University of Minnesota.

William B. Bannick, CFA

Large Cap Appreciation Fund since 2003

Mr. Bannick is Chief Investment Officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a Senior Portfolio Manager and was later promoted to Managing Director. He has 18 years of investment experience , having worked at Bjurman Associates in Los Angeles and Trinity Investment Management in Boston. Mr. Bannick earned his B.S. degree in Physics from the University of Massachusetts and his M.B.A. degree in Finance from Boston University.

Thomas C. Biwer, CFA

Diversified Equity Fund since 2005

Growth Equity Fund since 2005

Mr. Biwer has served as investment manager and portfolio strategist for the Wells Fargo (formerly Strong) Advisor service since 1999. Mr. Biwer has served as a Portfolio Manager and as a member of Funds Management’s asset allocation team since 2005. Mr. Biwer participates in determining the asset allocations of each Fund’s investments in various master portfolios. Mr. Biwer has more than 23 years of investment industry experience. He earned his B.S. and M.B.A. degrees from the University of Illinois.

Christian L. Chan, CFA

Diversified Equity Fund since 2005

Growth Equity Fund since 2005

Mr. Chan has served as a Portfolio Manager for Funds Management since 2005, and as a member of the firm’s asset allocation team and investment team since 2002. Mr. Chan participates in determining the asset allocations of each Fund’s investments in various master portfolios. Mr. Chan has more than 8 years of investment experience. Mr. Chan earned his B.A. degree in American Studies from the University of California, Los Angeles.

Tasso H. Coin, Jr., CFA

Small Company Value Fund since 2002

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include co-managing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his B.A. degree in Economics from Loyola University of Chicago.

John S. Dale, CFA

Large Company Growth Fund and its predecessor since 1983

Mr. Dale joined Peregrine in 1987 as a Senior Vice President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968, including serving as head of both the portfolio management group and equity strategy. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

90	Equity Gateway Funds Prospectus

Gary J. Dunn, CFA

Equity Income Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He had been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his B.A. degree in Economics from Carroll College.

Robert L. Fitzpatrick, CFA

Large Cap Appreciation Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst covering the computer hardware side of the Technology industry. He was promoted in 2004 to Portfolio Manager, jointly managing all client portfolios. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco. Earlier in his career he worked at Morgan Stanley in equity research. Mr. Fitzpatrick earned his B.A. degree in Psychology and Government at Dartmouth College and his M.B.A. degree from the Wharton School of Business.

William A. Grierson

Small Company Growth Fund since 2005

Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Equity team. In 2005, he became a member of the portfolio management team responsible for the Small Company Growth Portfolio. Prior to Peregrine, Mr. Grierson spent over six years with Kopp Investment Advisors where he worked as a Senior Research Analyst and Portfolio Manager. He began his career at Northern Trust as a reporting Analyst. Mr. Grierson earned his B.A. degree from Lawrence University.

Daniel J. Hagen, CFA

Small Company Growth Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team and became a member of the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his B.S. degree in Finance from the University of Minnesota.

D. Kevin McCreesh, CFA

Equity Value Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm’s large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchins. Mr. McCreesh earned his B.S. degree in Geology from the University of Delaware and his M.B.A. degree from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Robert B. Mersky, CFA

Small Company Growth Fund and its predecessor since 1984

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his B.S. degree in Accounting from the University of Minnesota.

Ronald M. Mushock, CFA

Equity Value Fund since 2003

Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm’s large cap portfolios and maintains portfolio

Equity Gateway Funds Prospectus	91

Portfolio Managers

management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his B.S. degree in finance from Seton Hall University and his M.B.A. degree from New York University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Gary E. Nussbaum, CFA

Large Company Growth Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

Andrew Owen, CFA

Diversified Equity Fund since 2005

Growth Equity Fund since 2005

Mr. Owen has served as a Portfolio Manager for Funds Management since 2005, and has been a member of the asset allocation team and head of investments for Wells Fargo Funds Management since 1996. Mr. Owen participates in determining the asset allocations of each Fund’s investments in various master portfolios. He has more than 17 years of finance and investment-related experience. Mr. Owen earned his M.B.A. degree from the University of Michigan.

Douglas G. Pugh, CFA

Small Company Value Fund since 2002

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisory firm. Mr. Pugh earned his B.S.B.A. degree from Drake University and his M.B.A. degree from the University of Minnesota.

David L. Roberts, CFA

Equity Income Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President and Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his B.A. degree in Mathematics from Carroll College.

James P. Ross, CFA

Small Company Growth Fund since 2005

Mr. Ross joined Peregrine in 1996 as a Senior Portfolio Advisor on the Small Cap Equity team, which is responsible for the Small Company Growth Portfolio. He shares responsibility for the client service communication, handles special projects and works on compliance-related issues. Prior to joining Peregrine, Mr. Ross spent six years at Norwest Investment Management (now Wells Capital Management), where he held various positions, including Chief Investment Officer and Product Manager for the Norwest Advantage Funds and investment analyst and oversight for the corporation’s benefit plans. Mr. Ross began his career as a treasury analyst with Ecolab, Inc. Mr. Ross earned his B.B.A. and M.B.A. degrees from the University of Iowa.

Robert M. Thornburg

Equity Income Fund since 2006

Mr. Thornburg joined Wells Capital Management in 2000. In his current role he is an analyst and portfolio manager for the Premier Value team at Wells Capital Management, providing investment management services for institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Prior to joining Wells Capital Management, Mr. Thornburg’s financial industry tenure includes experience at D.A. Davidson, and the State of Montana Board of Investment, as a senior equities analyst. Mr. Thornburg earned his B.A. degree in Finance at the University of Montana.

92	Equity Gateway Funds Prospectus

Paul E. von Kuster, CFA

Small Company Growth Fund and its predecessor since 1984

Mr. von Kuster is founder, joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager at Peregrine. In 1984, Mr. von Kuster and five other Senior Portfolio Managers founded Peregrine. He currently co-manages the Small Company Growth Portfolio with three other portfolio managers. Mr. von Kuster earned his B.A. degree in Philosophy from Princeton University.

C & B Large Cap Value Fund

This Fund is managed by a team of investment professionals at Cooke & Bieler. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. No member of the team has any limitations on their role.

Kermit S. Eck, CFA

C&B Large Cap Value Fund and its predecessor since 1992

Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst. Mr. Eck earned a B.S. degree in Computer Science from Montana State University and his M.B.A. degree from Stanford University.

Daren C. Heitman, CFA

C&B Large Cap Value Fund since 2005

Mr. Heitman worked as an analyst and a portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. Mr. Heitman came to Cooke & Bieler in 2005 where he currently serves as a Portfolio Manager. Mr. Heitman earned his B.S. in Finance at Iowa State University and his M.B.A. from the University of Chicago.

Michael M. Meyer, CFA

C&B Large Cap Value Fund and its predecessor since 1993

Mr. Meyer began his career at Sterling Capital Management (“Sterling”) as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in Economics at Davidson College and his M.B.A. degree from the Wharton School of Business.

James R. Norris

C&B Large Cap Value Fund and its predecessor since 1998

Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in Management at Guilford College and his M.B.A. degree from the University of North Carolina.

Edward W. O’Connor, CFA

C&B Large Cap Value Fund and its predecessor since 2002

Mr. O’Connor spent three years at Cambiar Investors (“Cambiar”) in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O’Connor earned his B.A. degree in Economics and Philosophy at Colgate University and his M.B.A. degree from the University of Chicago.

R. James O’Neil, CFA

C&B Large Cap Value Fund and its predecessor since 1990

Mr. O’Neil served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. O’Neil earned his B.A. degree in Economics at Colby College and his M.B.A. degree from the Harvard School of Business.

Mehul Trivedi, CFA

C&B Large Cap Value Fund and its predecessor since 1998

Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his B.A. degree in International Relations at the University of Pennsylvania, a B.S. degree in Economics at the Wharton School of Business and his M.B.A. degree from the Wharton School of Business.

Equity Gateway Funds Prospectus	93

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from

94	Equity Gateway Funds Prospectus

goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

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Glossary

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 1000® Growth Index

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index

Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Growth Index

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

S&P Small Cap 600 Index

A market capitalization-weighted index that tracks the daily stock total return performance of an investable universe of domestic small-capitalization stocks listed on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

96	Equity Gateway Funds Prospectus

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Equity Gateway Funds Prospectus	97

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266 Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS: STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus. ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

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© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54607 02-06 026EGR/P901 (02/06) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS – INSTITUTIONAL CLASS

Wells Fargo Advantage C&B Large Cap Value Fund

Wells Fargo Advantage Growth Equity Fund

Wells Fargo Advantage Large Company Growth Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Equity Gateway Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Equity Gateway Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

C&B Large Cap Value Fund (CBLSX)	Seeks maximum long-term total return, consistent with minimizing risk to principal.

Growth Equity Fund (WGEIX)	Seeks long-term capital appreciation with moderate annual return volatility.

Large Company Growth Fund (WLCSX)	Seeks long-term capital appreciation.

4	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Fund is a gateway fund that invests in three different equity investment styles—large cap growth, small cap, and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 9 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Equity Gateway Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 16;

•	the “Additional Strategies and General Investment Risks” section beginning on page 24; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Equity Gateway Funds Prospectus

FUND	SPECIFIC RISKS

C&B Large Cap Value Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

Growth Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Equity Gateway Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

Effective at the close of business on July 23, 2004, the Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio. The historical performance and financial highlight information shown for the successor fund for periods prior to the fund’s reorganization date reflects the historical information for its predecessor fund. In addition, prior to April 11, 2005, the Institutional Class shares were named the Select Class shares.

C&B Large Cap Value Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ’03 • 20.94%	Worst Qtr.:	Q3 ’02 • (17.54)%

8	Equity Gateway Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 7/26/04)[1]	0.93%	7.61%	11.33%
Institutional Class Returns After Taxes on Distributions	0.02%	6.53%	7.48%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	0.71%	6.03%	7.88%
Russell 1000® Value Index[2] (reflects no deduction for expenses or taxes)	7.05%	5.28%	10.94%
S&P 500 Index[3] (reflects no deduction for expenses or taxes)	4.91%	0.54%	9.07%
[1]	Performance shown for periods prior to the inception of this Class reflects the performance of the Fund’s Class D shares, and includes fees and expenses that are not applicable to and are higher than those of this Class. The Fund’s Class D shares incepted May 15, 1990.
[2]	The Fund has selected the Russell 1000® Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	9

Performance History

Growth Equity Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 20.08%	Worst Qtr.:	Q3 ‘02 • (20.19)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class1 shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 04/11/05)[1]	8.10%	1.75%	8.58%
Institutional Class Returns After Taxes on Distributions	5.12%	0.86%	6.66%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	7.81%	1.30%	6.72%
S&P 500 Index[2] (reflects no deduction for expenses or taxes)	4.91%	0.54%	9.07%
Growth Equity Composite Index[3] (reflects no deduction for expenses or taxes)	7.59%	3.12%	7.69%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares’ returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. The Fund’s Administrator Class shares incepted November 11, 1994.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	The Index is weighted 35% in the Russell 1000® Growth Index, 35% in the Russell 2000® Index, and 30% in the MSCI EAFE® Index.

10	Equity Gateway Funds Prospectus

Large Company Growth Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘98 • 31.64%	Worst Qtr.:	Q1 ‘01 • (22.83)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	5.95%	(4.78)%	9.51%
Institutional Class Returns After Taxes on Distributions	5.84%	(4.82)%	9.17%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	3.87%	(4.02)%[2]	8.36%
Russell 1000® Growth Index[3] (reflects no deduction for expenses or taxes)	5.26%	(3.58)%	6.73%
S&P 500 Index (reflects no deduction for expenses or taxes)[4]	4.91%	0.54%	9.07%
[1]	Performance shown for periods prior to the inception of this Class reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Fund’s Administrator Class shares incepted November 11, 1994.
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	The Fund has selected the Russell 1000® Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[4]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	11

Equity Gateway Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[1]
	C&B Large Cap Value Fund	Growth Equity Fund	Large Company Growth Fund
Management Fees[2]	0.75%	0.96%	0.68%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.22%	0.16%	0.14%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.97%	1.12%	0.82%
Fee Waivers	0.27%	0.07%	0.07%

NET EXPENSES[4]	0.70%	1.05%	0.75%
[1]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the master portfolios in which the Funds invest. The management fees charged to the master portfolios will decline as a master portfolio’s assets grow and will continue to be based on a percentage of the master portfolio’s average daily net assets. Each Fund, except for the Growth Equity Fund, invests substantially all of its assets in one master portfolio. The breakpoint schedule for the master portfolio in which the C&B Large Cap Value Fund and the Large Company Growth Fund invests is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets over $4.99 billion. For the Growth Equity Fund, management fees are based on a blended fee rate of the advisory fees charged by the master portfolio(s) in which the Fund invests, plus an additional 0.25% asset allocation fee.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Growth Equity Fund are based on estimates for the current fiscal year.
[4]	For the Growth Equity Fund and the Large Company Growth Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. For the C&B Large Cap Value Fund, the adviser has committed to waive fees and/or reimburse expenses through February 28, 2007, to the extent necessary to maintain the Fund’s net operating expenses ratio shown.

12	Equity Gateway Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	C&B Large Cap Value Fund	Growth Equity Fund	Large Company Growth Fund
1 YEAR	$72	$107	$77
3 YEARS	$282	$349	$255
5 YEARS	$510	$—	$448
10 YEARS	$1,165	$—	$1,007

Equity Gateway Funds Prospectus	13

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

Provides a summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

14	Equity Gateway Funds Prospectus

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C&B Large Cap Value Fund

Portfolio Managers:    Kermit S. Eck, CFA; Daren C. Heitman, CFA; Michael M. Meyer, CFA; James R. Norris; Edward W. O’Connor, CFA; R. James O’Neil, CFA and Mehul Trivedi, CFA

Investment Objective

The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We invest principally in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved valuations targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Funds” on page 28.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 24. These considerations are all important to your investment choice.

16	Equity Gateway Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund Share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON JULY 26, 2004

For the period ended:	Sept. 30 2005[1]	Oct. 31, 2004
Net asset value, beginning of period	$8.28	$8.01
Income from investment operations:
Net investment income (loss)	0.09[2]	0.02
Net realized and unrealized gain (loss) on investments	0.41	0.25
Total from investment operations	0.50	0.27
Less distributions:
Distributions from net investment income	(0.04)	0.00
Distributions from net realized gain	(0.07)	0.00
Total from distributions	(0.11)	0.00
Net asset value, end of period	$8.67	$8.28
Total return[3]	6.05%	3.37%
Ratios/supplemental data:
Net assets, end of period (000s)	$63,303	$15,030
Ratios to average net assets[4]:
Ratio of expenses to average net assets	0.70%[5]	0.70%
Ratio of net investment income (loss) to average net assets	1.14%	0.91%
Portfolio turnover rate[6]	25%	30%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses.[4,7]	0.90%[5]	1.22%
[1]	In 2005, the Fund changed its fiscal year-end from October 31 to September 30.
[2]	Calculated based upon average shares outstanding.
[3]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[6]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[7]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Equity Gateway Funds Prospectus	17

Growth Equity Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Christian L. Chan, CFA; Andrew Owen, CFA

Investment Objective

The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to reduce the volatility and risk of investing in a single equity style. “Style” means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 9 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, selected across a combination of 3 different equity investment styles—large cap growth, small cap, and international. We currently allocate the assets dedicated to small cap investments to 3 Portfolios*, the assets dedicated to large cap growth investments to 2 Portfolios and the assets dedicated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio/fund allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Growth Style	35%
Large Company Growth Portfolio		30%
Disciplined Growth Portfolio		5%
Small Cap Style	35%
Small Cap Index Portfolio		11.67%
Small Company Growth Portfolio		11.67%
Small Company Value Portfolio*		11.66%
International Style	30%
International Core Portfolio		7.5%
International Growth Portfolio		7.5%
International Index Portfolio		7.5%
International Value Portfolio		7.5%
TOTAL FUND ASSETS	100%
*	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

18	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 40 for the objective and principal strategies of each portfolio.

Master Portfolio	Sub-Adviser
Disciplined Growth	Smith Group
International Growth	Artisan
International Core	New Star
International Index	SSgA
International Value	LSV
Large Company Growth	Peregrine
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management

Important Risk Factors

This Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of small- and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large companies. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 24. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	19

Growth Equity Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
INSTITUTIONAL CLASS SHARES—COMMENCED ON APRIL 11, 2005

For the period ended:	Sept. 30, 2005[1]
Net asset value, beginning of period	$28.50
Income from investment operations:
Net investment income (loss)	0.03[2]
Net realized and unrealized gain on investments	2.66
Total from investment operations	2.69
Less distributions:
Distributions from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$31.19
Total return[3]	9.44%
Ratios/supplemental data:
Net assets, end of period (000s)	$131,489
Ratios to average net assets[4]:
Ratio of expenses to average net assets[5]	1.05%
Ratio of net investment income (loss) to average net assets	0.19%
Portfolio turnover rate[6]	50%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5,7]	1.12%
[1]	For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
[2]	Calculated based upon average shares outstanding.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[6]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[7]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20	Equity Gateway Funds Prospectus

Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

In selecting securities for the Fund, we seek companies whose stock we believe is attractively valued and also exhibit fundamental characteristics, such as higher earnings and revenue growth, higher return on equity, and lower debt to capitalization. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 24. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	21

Large Company Growth Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund if shorter). Certain financial information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON JUNE 30, 2004

For the period ended:	Sept. 30, 2005	Sept. 30, 2004
Net asset value, beginning of period	$42.75	$44.93
Income from investment operations:
Net investment income (loss)	0.24[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	4.44	(2.16)
Total from investment operations	4.68	(2.18)
Less distributions:
Distributions from net investment income	(0.16)	0.00
Distributions from net realized gain	0.00	0.00
Distributions in excess of realized gain	0.00	0.00
Total distributions	(0.16)	0.00
Net asset value, end of period	$47.27	$42.75
Total return[2]	10.96%	(4.85)%
Ratios/supplemental data:
Net assets, end of period (000s)	$104,469	$52,884
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	0.53%	(0.04)%
Portfolio turnover rate[5]	18%	14%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	0.82%	0.85%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes net expenses allocated from the Portfolio in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[6]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

22	Equity Gateway Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example,

Equity Gateway Funds Prospectus	23

Additional Strategies and General Investment Risks

emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

24	Equity Gateway Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B LARGE CAP VALUE	GROWTH EQUITY	LARGE COMPANY GROWTH

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●

Emerging Market Securities

Securities of companies based in countries
considered developing or to have
“emerging” stock markets. Generally, these
securities have the same type of risks as
foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk		●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk		●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●	●

Equity Gateway Funds Prospectus	25

Additional Strategies and General Investment Risks

		C&B LARGE CAP VALUE	GROWTH EQUITY	LARGE COMPANY GROWTH

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●	●

26	Equity Gateway Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Equity Gateway Funds Prospectus	27

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in the table on page 12, the fees shown for the gateway funds include fees allocated from the master portfolio(s) in which each Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

The Growth Equity Fund is a gateway fund that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of the Fund’s average daily net assets for providing advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of the Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the C&B Large Cap Value and Large Company Growth Funds, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the Growth Equity and Large Company Growth Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

The Growth Equity and Large Company Growth Funds have a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the C&B Large Cap Value Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more

28	Equity Gateway Funds Prospectus

sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Artisan Partners Limited Partnership (“Artisan”), Cooke & Bieler, L.P. (“Cooke & Bieler”), LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group, L.P. (“Smith Group”), SSgA Funds Management (“SSgA”), and Wells Capital Management Incorporated (“Wells Capital Management”) are investment sub-advisers to the master portfolios in which the gateway funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

Artisan located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan is the investment sub-adviser for the International Growth Portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of September 30, 2005, Artisan managed over $43.2 billion in assets.

Cooke & Bieler, a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the investment sub-adviser for the C&B Large Cap Value Portfolio in which the C&B Large Cap Value Fund invests. As of September 30, 2005, Cooke & Bieler managed approximately $7.5 billion in assets.

LSV, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the International Value Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, LSV managed over $46.7 billion in assets.

New Star, located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of September 30, 2005, New Star managed over $12.3 billion in assets.

Peregrine, a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2005, Peregrine managed approximately $12.1 billion in assets.

Equity Gateway Funds Prospectus	29

Organization and Management of the Funds

Smith Group, located at 100 Crescent Court, Suite 1150 Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2005, Smith Group managed over $2.3 billion in assets.

SSgA located at One Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company. As of September 30, 2005, SSgA managed over $101.3 million in assets.

Wells Capital Management, an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Small Cap Index and Strategic Small Cap Value Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

30	Equity Gateway Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Equity Gateway Funds Prospectus	31

Your Account

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least $100 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Registered investment adviser account or wrap programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Section 529 Plans;

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $5 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing

32	Equity Gateway Funds Prospectus

How to Buy Shares

“shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front, ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Equity Gateway Funds Prospectus	33

Your Account	How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

34	Equity Gateway Funds Prospectus

Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from

Equity Gateway Funds Prospectus	35

Exchanges

purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

36	Equity Gateway Funds Prospectus

Other Information

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally, if any, will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy Fund shares shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Equity Gateway Funds Prospectus	37

Other Information

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

38	Equity Gateway Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

C&B Large Cap Value Portfolio	The Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal.

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.
International Core Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation over the long term by investing in equity securities of non-U.S. companies.

International Growth Portfolio	The Portfolio seeks long-term capital appreciation, by investing in equity securities.

International Index Portfolio	The Portfolio seeks to match as closely as possible the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI EAFE Index”).

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.
Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

Strategic Small Cap Value Portfolio	The Portfolio seeks long-term capital appreciation.

40	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Portfolio invests primarily in the common stocks of companies that, in the view of adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

The Portfolio invests principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a bottom-up investment process to construct a diversified portfolio of international growth companies regardless of the market capitalization.

Under normal circumstances, the Portfolio invests principally in the securities comprising of the MSCI EAFE Index. We attempt to achieve a correlation of at lease 95% between the performance of the MSCI EAFE Index and the Portfolio’s investment results, before expense.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

We invest in common stocks of large U.S. companies selected on the basis of superior growth characteristics combined with reasonable valuation. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization- weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio principally invests in securities of small-capitalization companies, which we define as companies whose market capitalizations are equal to or lower than the company with the largest capitalization in the Russell 2500 Index. In making investment decisions for the Portfolio, we employ multiple investment strategies to identify securities that are undervalued in the marketplace.

Equity Gateway Funds Prospectus	41

Portfolio Managers

The Portfolio Managers identified below in connection with the C&B Large Cap Value Fund and Large Company Growth Fund manage Master Portfolios that those Funds currently invest in, and not the Funds themselves. The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Thomas C. Biwer, CFA

Growth Equity Fund since 2005

Mr. Biwer has served as investment manager and portfolio strategist for the Wells Fargo (formerly Strong) Advisor service since 1999. Mr. Biwer has more than 23 years of investment industry experience. He earned his B.S. and M.B.A. degrees from the University of Illinois.

Christian L. Chan, CFA

Growth Equity Fund since 2005

Mr. Chan has served as a Portfolio Manager for Funds Management since 2005, and as a member of the firm’s asset allocation team and investment team since 2002. Mr. Chan has more than 8 years of investment experience. Mr. Chan earned his B.A. degree in American Studies from the University of California, Los Angeles.

John S. Dale, CFA

Large Company Growth Fund and its predecessor since 1983

Mr. Dale joined Peregrine in 1987 as a Senior Vice President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968, including serving as head of both the portfolio management group and equity strategy. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

Gary E. Nussbaum, CFA

Large Company Growth Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

Andrew Owen, CFA

Growth Equity Fund since 2005

Mr. Owen has served as a Portfolio Manager for Funds Management since 2005, and has been a member of the asset allocation team and head of investments for Wells Fargo Funds Management since 1996. He has more than 17 years of finance and investment-related experience. Mr. Owen earned his M.B.A. degree from the University of Michigan.

C&B Large Cap Value Fund

The Fund is managed by a team of investment professionals at Cooke & Bieler. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. No member of the team has any limitations on their role.

Kermit S. Eck, CFA

C&B Large Cap Value Fund and its predecessor since 1992

Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst. Mr. Eck earned his B.S. degree in Computer Science from Montana State University and his M.B.A. degree from Stanford University.

42	Equity Gateway Funds Prospectus

Daren C. Heitman, CFA

C&B Large Cap Value Fund since 2005

Mr. Heitman worked as an analyst and a portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. Mr. Heitman came to Cooke & Bieler in 2005 where he currently serves as a Portfolio Manager. Mr. Heitman earned his B.S. in Finance at lowa State University and his M.B.A. from the University of Chicago.

Michael M. Meyer, CFA

C&B Large Cap Value Fund and its predecessor since 1993

Mr. Meyer began his career at Sterling Capital Management (“Sterling”) as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in Economics at Davidson College and his M.B.A. degree from the Wharton School of Business.

James R. Norris

C&B Large Cap Value Fund and its predecessor since 1998

Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in Management at Guilford College and his M.B.A. degree from the University of North Carolina.

Edward W. O’Connor, CFA

C&B Large Cap Value Fund and its predecessor since 2002

Mr. O’Connor spent three years at Cambiar Investors (“Cambiar”) in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O’Connor earned his B.A. degree in Economics and Philosophy at Colgate University and his M.B.A. degree from the University of Chicago.

R. James O’Neil, CFA

C&B Large Cap Value Fund and its predecessor since 1990

Mr. O’Neil served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. O’Neil earned his B.A. degree in Economics at Colby College and his M.B.A. degree from the Harvard School of Business.

Mehul Trivedi, CFA

C&B Large Cap Value Fund and its predecessor since 1998

Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his B.A. in International Relations at the University of Pennsylvania, a B.S. degree in Economics at the Wharton School of Business and his M.B.A. degree from the Wharton School of Business.

Equity Gateway Funds Prospectus	43

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

44	Equity Gateway Funds Prospectus

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Equity Gateway Funds Prospectus	45

Glossary

Russell 1000® Growth Index

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index

Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

S&P Small Cap 600 Index

A market capitalization-weighted index that tracks the daily stock total return performance of an investable universe of domestic small-capitalization stocks listed on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

46	Equity Gateway Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

RT54610 02-06

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

026EGIT/P904 (02/06)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS – ADMINISTRATOR CLASS

Wells Fargo Advantage C&B Large Cap Value Fund

Wells Fargo Advantage Diversified Equity Fund

Wells Fargo Advantage Diversified Small Cap Fund

Wells Fargo Advantage Equity Income Fund

Wells Fargo Advantage Equity Value Fund

Wells Fargo Advantage Growth Equity Fund

Wells Fargo Advantage Index Fund

Wells Fargo Advantage Large Cap Appreciation Fund

Wells Fargo Advantage Large Company Growth Fund

Wells Fargo Advantage Small Company Growth Fund

Wells Fargo Advantage Small Company Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Equity Gateway Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Equity Gateway Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

C&B Large Cap Value Fund (CBLLX)	Seeks maximum long-term total return, consistent with minimizing risk to principal.
Diversified Equity Fund (NVDEX)	Seeks long-term capital appreciation with moderate annual return volatility.

Diversified Small Cap Fund (NVDSX)	Seeks long-term capital appreciation with moderate annual return volatility.

Equity Income Fund (NVIEX)	Seeks long-term capital appreciation and above-average dividend income.

Equity Value Fund (WLVIX)	Seeks long-term capital appreciation.

Growth Equity Fund (NVGEX)	Seeks long-term capital appreciation with moderate annual return volatility.

Index Fund (NVINX)	Seeks to replicate the return of the S&P 500 Index.

Large Cap Appreciation Fund (WFAKX)	Seeks long-term capital appreciation.

4	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Fund is a gateway fund that invests in five different equity investment styles—large cap blend, large cap value, large cap growth, small cap and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 14 master portfolios.

The Fund is a gateway fund that invests in several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single equity investment style. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index. As of September 30, 2005, this range was $2 million to $3.685 billion and is expected to change frequently. We currently invest in 3 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in three different equity investment styles—large cap growth, small cap, and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 9 master portfolios.

The Fund is a gateway fund that invests in common stocks to replicate the total rate of return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund’s investment results, before fees and expenses.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected on the basis of superior growth characteristics combined with reasonable valuation. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Equity Gateway Funds Prospectus	5

Equity Gateway Funds Overview

FUND (TICKER)	OBJECTIVE

Large Company Growth Fund (NVLCX)	Seeks long-term capital appreciation.

Small Company Growth Fund (NVSCX)	Seeks long-term capital appreciation.

Small Company Value Fund (SCVIX)	Seeks long-term capital appreciation.

6	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of small companies that are either growing rapidly or completing a period of dramatic change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index. As of September 30, 2005, this range was $2 million to $3.685 billion and is expected to change frequently.

Equity Gateway Funds Prospectus	7

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 26;

•	the “Additional Strategies and General Investment Risks” section beginning on page 62; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

8	Equity Gateway Funds Prospectus

FUND	SPECIFIC RISKS
C&B Large Cap Value Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8.
Diversified Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.
Diversified Small Cap Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.
Equity Income Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.
Equity Value Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Growth Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.
Index Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Funds that track the performance of an index do so whether the index rises or falls.
Large Cap Appreciation Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.
Small Company Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Small Company Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8.

Equity Gateway Funds Prospectus	9

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio effective at the close of business on July 23, 2004. The historical performance and financial highlight information shown for the successor fund for periods prior to the Fund’s reorganization reflects the historical information for its predecessor fund.

In addition, prior to April 11, 2005, the Administrator Class shares were named the Institutional Class shares.

C&B Large Cap Value Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 20.94%	Worst Qtr.:	Q3 ‘02 • (17.54)%

10	Equity Gateway Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 7/26/2004)[1]	0.52%	7.48%	11.26%
Administrator Class Returns After Taxes on Distributions	(0.33)%	6.42%	7.43%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	0.45%	5.93%	7.84%
Russell 1000® Value Index[2] (reflects no deduction for expenses or taxes)	7.05%	5.28%	10.94%
S&P 500 Index[3] (reflects no deduction for expenses or taxes)	4.91%	0.54%	9.07%
[1]	Performance shown for periods prior to the inception of this Class reflects the performance of the Fund’s Class D shares, and includes fees and expenses that are not applicable to and are higher than those of this Class. The Fund’s Class D shares incepted on May 15, 1990.
[2]	The Fund has selected the Russell 1000® Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	11

Performance History

Diversified Equity Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ‘98 • 19.88%	Worst Qtr.:	Q3 ‘02 • (19.36)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	6.52%	0.85%	8.61%
Administrator Class Returns After Taxes on Distributions	4.16%	(0.15)%	7.31%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	6.36%	0.42%	7.07%
S&P 500 Index[1,2] (reflects no deduction for expenses or taxes)	4.91%	0.54%	9.07%
Diversified Equity Composite Index[3] (reflects no deduction for expenses or taxes)	6.84%	2.16%	8.76%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[3]	The Index is weighted 25% in the Russell 1000® Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000® Growth Index, 15% in the MSCI EAFE® Index, and 10% in the Russell 2000® Index.

12	Equity Gateway Funds Prospectus

Diversified Small Cap Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q2 ‘03 • 21.57%	Worst Qtr.:	Q3 ‘98 • (23.73)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 12/31/97)	6.74%	9.80%	7.55%
Administrator Class Returns After Taxes on Distributions	4.96%	9.04%	6.86%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	5.78%	8.34%	6.36%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	6.87%

Equity Gateway Funds Prospectus	13

Performance History

Equity Income Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q2 ‘03 • 16.74%	Worst Qtr.:	Q3 ‘02 • (20.82)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	5.45%	2.42%	8.48%
Administrator Class Returns After Taxes on Distributions	1.85%	0.50%	6.91%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	7.61%[1]	1.50%	6.86%
Russell 1000® Value Index[2] (reflects no deduction for expenses or taxes)	7.05%	5.28%	10.94%
S&P 500 Index[3] (reflects no deduction for expenses or taxes)	4.91%	0.54%	9.07%
[1]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of fund shares.
[2]	The Fund has selected the Russell 1000® Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.

14	Equity Gateway Funds Prospectus

Equity Value Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ’04 • 10.97%	Worst Qtr.:	Q3 ‘04 • 0.00%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 08/29/03)	10.36%	15.84%
Administrator Class Returns After Taxes on Distributions	10.19%	15.73%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	6.76%	13.59%
Russell 1000® Value Index[1] (reflects no deduction for expenses or taxes)	7.05%	15.87%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	4.91%	11.56%
[1]	The Fund has selected the Russell 1000® Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	15

Performance History

Growth Equity Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ‘99 • 20.08%	Worst Qtr.:	Q3 ‘02 • (20.19)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do no reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	8.10%	1.75%	8.58%
Administrator Class Returns After Taxes on Distributions	5.12%	0.86%	6.66%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	7.81%	1.30%	6.72%
S&P 500 Index[1] (reflects no deduction for expenses or taxes)	4.91%	0.54%	9.07%
Growth Equity Composite Index[2] (reflects no deduction for expenses or taxes)	7.59%	3.12%	7.69%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	The Index is weighted 35% in the Russell 1000® Growth Index, 35% in the Russell 2000® Index, and 30% in the MSCI EAFE® Index.

16	Equity Gateway Funds Prospectus

Index Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ‘98 • 21.32%	Worst Qtr.:	Q3 ‘02 • (17.20)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	4.69%	0.40%	8.84%
Administrator Class Returns After Taxes on Distributions	4.16%	(0.13)%	7.92%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	3.06%	0.01%	7.32%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,2]	4.91%	0.54%	9.07%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Equity Gateway Funds Prospectus	17

Performance History

Large Cap Appreciation Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q2 ‘03 • 12.58%	Worst Qtr.:	Q3 ‘02 • (15.92)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 08/31/01)	9.10%	4.35%
Administrator Class Returns After Taxes on Distributions	8.18%	4.07%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	7.08%	3.70%
Russell 1000® Growth Index[1] (reflects no deduction for expenses or taxes)	5.26%	1.90%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	4.91%	4.02%
[1]	The Fund has selected the Russell 1000® Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

18	Equity Gateway Funds Prospectus

Large Company Growth Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ‘98 • 31.64%	Worst Qtr.:	Q1 ‘01 • (22.83)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	5.73%	(4.84)%	9.48%
Administrator Class Returns After Taxes on Distributions	5.65%	(4.87)%	9.15%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	3.72%	(4.06)%[1]	8.33%
Russell 1000® Growth Index[2] (reflects no deduction for expenses or taxes)	5.26%	(3.58)%	6.73%
S&P 500 Index[3] (reflects no deduction for expenses or taxes)	4.91%	0.54%	9.07%
[1]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[2]	The Fund has selected the Russell 1000® Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	19

Performance History

Small Company Growth Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q2 ‘03 • 21.66%	Worst Qtr.:	Q3 ‘98 • (24.63)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	4.13%	4.67%	7.38%
Administrator Class Returns After Taxes on Distributions	2.07%	4.42%	5.53%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	4.16%[1]	4.02%	5.43%
Russell 2000® Growth Index[2] (reflects no deduction for expenses or taxes)	4.15%	2.28%	4.69%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	9.26%
[1]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[2]	The Fund has selected the Russell 2000® Growth Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell 2000® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

20	Equity Gateway Funds Prospectus

Small Company Value Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 23.00%	Worst Qtr.:	Q3 ‘02 • (24.84)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 1/31/02)[1]	9.70%	15.57%	13.57%
Administrator Class Returns After Taxes on Distributions	7.64%	14.62%	13.03%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	7.42%	13.33%	11.96%
Russell 2000® Value Index[2] (reflects no deduction for expenses or taxes)	4.71%	13.55%	11.66%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	8.22%
[1]	Performance shown for periods prior to inception of the Administrator Class shares reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests, adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.
[2]	The Fund has selected the Russell 2000® Value Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell 2000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Equity Gateway Funds Prospectus	21

Equity Gateway Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[1]
	C&B Large Cap Value Fund	Diversified Equity Fund	Diversified Small Cap Fund
Management Fees[2]	0.75%	0.80%	0.91%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.44%	0.35%	0.36%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.19%	1.15%	1.27%
Fee Waivers	0.24%	0.15%	0.07%

NET EXPENSES[4]	0.95%	1.00%	1.20%

	Large Company Growth Fund	Small Company Growth Fund	Small Company Value Fund
Management Fees[2]	0.68%	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.33%	0.41%	0.40%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.01%	1.31%	1.30%
Fee Waivers	0.06%	0.11%	0.10%

NET EXPENSES[4]	0.95%	1.20%	1.20%
[1]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the master portfolios in which the Funds invest. The management fees charged to the master portfolios will decline as a master portfolio’s assets grow and will continue to be based on a percentage of the master portfolio’s average daily net assets. Each Fund, except for the Diversified Equity, Diversified Small Cap and Growth Equity Funds, invests substantially all of its assets in one master portfolio. The breakpoint schedule for the C&B Large Cap Value, Equity Income, Equity Value and Large Company Growth Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The schedule for the Index Fund is as follows: 0.10% for assets from $0 to $999 million; 0.075% for assets from $1 billion to $4.99 billion; and 0.05% for assets $5 billion and higher; The schedule for the Small Company Growth and Small Company Value Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher. The schedule for the Large Cap Appreciation Fund is as follows: 0.70% for assets from $0 to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. Management fees for the Diversified Equity, Diversified Small Cap and Growth Equity Funds are based on a blended rate of the advisory fees charged to the master portfolios in which the Funds invest, plus an additional 0.25% asset allocation fee.

22	Equity Gateway Funds Prospectus

Summary of Expenses

Equity Income Fund	Equity Value Fund	Growth Equity Fund	Index Fund	Large Cap Appreciation Fund
0.72%	0.75%	0.96%	0.09%	0.70%
0.00%	0.00%	0.00%	0.00%	0.00%
0.24%	1.29%	0.38%	0.22%	0.46%

0.96%	2.04%	1.34%	0.31%	1.16%
0.11%	1.04%	0.09%	0.06%	0.16%

0.85%	1.00%	1.25%	0.25%	1.00%

[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company and have been adjusted as necessary from amounts incurred during the Funds’ most recent fiscal year to reflect current fees and expenses.
[4]	For the C&B Large Cap Value Fund, the adviser has committed through February 28, 2007, and for the Equity Income Fund and Large Company Growth Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratios shown. For all other Funds in the Prospectus, the adviser has committed through January 31, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Equity Gateway Funds Prospectus	23

Equity Gateway Funds	Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	C&B Large Cap Value Fund	Diversified Equity Fund	Diversified Small Cap Fund	Equity Income Fund	Equity Value Fund
1 YEAR	$97	$102	$122	$87	$102
3 YEARS	$354	$350	$396	$295	$539
5 YEARS	$631	$618	$690	$520	$1,002
10 YEARS	$1,422	$1,384	$1,528	$1,168	$2,286

	Growth Equity Fund	Index Fund	Large Cap Appreciation Fund	Large Company Growth Fund	Small Company Growth Fund
1 YEAR	$127	$ 26	$102	$122	$122
3 YEARS	$416	$ 94	$353	$404	$404
5 YEARS	$725	$168	$623	$708	$708
10 YEARS	$1,605	$387	$1,569	$1,569	$1,569

	Small Company Value Fund
1 YEAR	$122
3 YEARS	$402
5 YEARS	$703
10 YEARS	$1,559

24	Equity Gateway Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

Provides a summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Equity Gateway Funds Prospectus	25

C&B Large Cap Value Fund

Portfolio Managers:    Kermit S. Eck, CFA; Daren C. Heitman, CFA; Michael M. Meyer, CFA;

James R. Norris; Edward W. O’Connor, CFA; R. James O’Neil, CFA and Mehul Trivedi, CFA

Investment Objective

The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Funds” on page 66.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 62. These considerations are all important to your investment choice.

26	Equity Gateway Funds Prospectus

C&B Large Cap Value Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES— COMMENCED ON JULY 26, 2004

For the period ended:	Sept. 30, 2005[1]	Oct. 31, 2004
Net asset value, beginning of period	$8.27	$8.01
Income from investment operations:
Net investment income (loss)	0.07[2]	0.01
Net realized and unrealized gain (loss) on investments	0.41	0.25
Total from investment operations	0.48	0.26
Less distributions:
Distributions from net investment income	(0.04)	0.00
Distributions from net realized gain	(0.07)	0.00
Total from distributions	(0.11)	0.00
Net asset value, end of period	$8.64	$8.27
Total return[3]	5.74%	3.37%
Ratios/supplemental data:
Net assets, end of period (000s)	$201,181	$9,627
Ratios to average net assets[4]:
Ratio of expenses to average net assets	0.95%[5]	0.95%
Ratio of net investment income (loss) to average net assets	0.83%	0.47%
Portfolio turnover rate[6]	25%	30%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,7]	1.13%[5]	1.39%
[1]	In 2005, the Fund changed its fiscal year-end from October 31 to September 30.
[2]	Calculated based upon average shares outstanding.
[3]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[6]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[7]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Equity Gateway Funds Prospectus	27

Diversified Equity Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Christian L. Chan, CFA; Andrew Owen, CFA

Investment Objective

The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. “Style” means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 14 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, using a combination of 5 different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—for the Fund’s investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios*, the assets allocated to large cap value to 3 Portfolios and the assets allocated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Value Style	25%
Equity Income Portfolio		8.33%
Equity Value Portfolio		8.34%
C&B Large Cap Value Portfolio		8.33%
Large Cap Blend Style	25%
Index Portfolio		25%
Large Cap Growth Style	25%
Disciplined Growth Portfolio		5.0%
Large Cap Appreciation Portfolio		2.5%
Large Company Growth Portfolio		17.5%
Small Cap Style	10%
Small Cap Index Portfolio		3.34%
Small Company Growth Portfolio		3.33%
Small Company Value Portfolio*		3.33%
International Style	15%
International Core Portfolio		3.75%
International Growth Portfolio		3.75%
International Index Portfolio		3.75%
International Value Portfolio		3.75%
TOTAL FUND ASSETS	100%
*	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

28	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 78 for the objective and principal strategies of each portfolio.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend income may be more sensitive to interest rate charges than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 62. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	29

Diversified Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$39.96	$35.64	$29.04
Income from investment operations:
Net investment income (loss)	0.39[1]	0.26	0.24
Net realized and unrealized gain (loss) on investments	5.22	4.39	6.57
Total from investment operations	5.61	4.65	6.81
Less distributions:
Distributions from net investment income	(0.40)	(0.33)	(0.21)
Distributions from net realized gain	(3.19)	0.00	0.00
Total distributions	(3.59)	(0.33)	(0.21)
Net asset value, end of period	$41.98	$39.96	$35.64
Total return[2]	14.57%	13.08%	23.55%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,180,748	$1,178,146	$1,152,692
Ratios to average net assets:
Ratio of expenses to average net assets[3]	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.96%	0.61%	0.67%
Portfolio turnover rate[4]	42%	32%	32%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	1.15%	1.04%	1.17%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001
$36.38	$52.72

0.18[1]	0.15
(6.87)	(11.70)
(6.69)	(11.55)

(0.23)	(0.17)
(0.42)	(4.62)
(0.65)	(4.79)
$29.04	$36.38
(18.86)%	(23.95)%

$1,014,998	$1,398,810

1.00%	1.00%
0.47%	0.38%
30%	34%
1.14%	1.07%

Equity Gateway Funds Prospectus	31

Diversified Small Cap Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Christian L. Chan, CFA; Andrew Owen, CFA

Investment Objective

The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to minimize the volatility and risk of investing in small-capitalization equity securities. “Style” means either an approach to selecting investments, or a type of investment that is selected for a portfolio.

We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 3 master portfolios.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index. As of September 30, 2005, this range was $2 million to $3.685 billion and is expected to change frequently. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are as follows:

Investment Style/Portfolios	Allocation
Small Cap Index Portfolio	33.33%
Small Company Growth Portfolio	33.33%
Small Company Value Portfolio*	33.34%
TOTAL FUND ASSETS	100%
*	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

32	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 78 for the objective and principal strategies of each portfolio.

Master Portfolio	Sub-Adviser
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management

Important Risk Factors

This Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 62. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	33

Diversified Small Cap Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON DECEMBER 31, 1997

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$13.41	$11.32	$8.70
Income from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	2.63	2.21	2.71
Total from investment operations	2.61	2.17	2.70
Less distributions:
Distributions from net investment income	0.00	0.00	0.00
Distributions from net realized gain	(1.05)	(0.08)	(0.08)
Total distributions	(1.05)	(0.08)	(0.08)
Net asset value, end of period	$14.97	$13.41	$11.32
Total return[1]	20.09%	19.23%	31.32%
Ratios/supplemental data:
Net assets, end of period (000s)	$564,318	$441,080	$285,650
Ratios to average net assets:
Ratio of expenses to average net assets[2]	1.19%	1.20%	1.17%
Ratio of net investment income (loss) to average net assets	(0.17)%	(0.33)%	(0.13)%
Portfolio turnover rate[3]	75%	75%	84%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.26%	1.21%	1.27%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

34	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001
$9.18	$11.18

(0.02)	0.01
(0.34)	(1.34)
(0.36)	(1.33)

0.00	(0.01)
(0.12)	(0.66)
(0.12)	(0.67)
$8.70	$9.18
(4.17)%	(12.52)%

$192,987	$138,795

1.20%	1.20%
(0.24)%	0.13%
93%	113%
1.38%	1.28%

Equity Gateway Funds Prospectus	35

Equity Income Fund

Portfolio Managers:    Gary J. Dunn, CFA; David L. Roberts, CFA; Robert M. Thornburg

Investment Objective

The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We invest primarily in the common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing equity securities; and

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 62. These considerations are all important to your investment choice.

36	Equity Gateway Funds Prospectus

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Equity Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$34.45	$31.28	$28.72
Income from investment operations:
Net investment income (loss)	0.62	0.54	0.55
Net realized and unrealized gain (loss) on investments	3.73	4.59	5.02
Total from investment operations	4.35	5.13	5.57
Less distributions:
Distributions from net investment income	(0.61)	(0.56)	(0.55)
Distributions from net realized gain	(2.02)	(1.40)	(2.46)
Total distributions	(2.63)	(1.96)	(3.01)
Net asset value, end of period	$36.17	$34.45	$31.28
Total return[1]	13.04%	16.74%	20.42%
Ratios/supplemental data:
Net assets, end of period (000s)	$756,225	$853,843	$907,662
Ratios to average net assets:
Ratio of expenses to average net assets[2]	0.85%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets	1.75%	1.58%	1.83%
Portfolio turnover rate[3]	20%	11%	9%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	0.96%	0.85%	0.94%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001
$37.21	$41.27

0.54	0.46

(7.51)	(4.05)
(6.97)	(3.59)

(0.53)	(0.47)
(0.99)	(0.00)
(1.52)	(0.47)
$28.72	$37.21
(19.64)%	(8.75)%

$902,521	$1,163,331

0.85%	0.85%

1.44%	1.11%
12%	3%

0.91%	0.85%

Equity Gateway Funds Prospectus	39

Equity Value Fund

Portfolio Managers:    D. Kevin McCreesh, CFA; Ronald M. Mushock, CFA

Investment Objective

The Equity Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on domestic large-capitalization stocks.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price-to-earnings, price-to-book and price-to-sales ratios, and cash flow. We also evaluate the companies’ sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security.

We also apply a rigorous screening process to manage the portfolio’s overall risk profile. We generally consider selling stocks when they have achieved their valuation targets, when the issuer’s business fundamentals have deteriorated, or if the potential for positive change is no longer evident.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities.

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 66.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 62. These considerations are all important to your investment choice.

40	Equity Gateway Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON AUGUST 29, 2003

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$11.51	$9.82	$10.00
Income from investment operations:
Net investment income (loss)	0.08[1]	0.05	0.00
Net realized and unrealized gain (loss) on investments	2.38	1.65	(0.18)
Total from investment operations	2.46	1.70	(0.18)
Less distributions:
Distributions from net investment income	(0.01)	(0.01)	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.01)	(0.01)	0.00
Net asset value, end of period	$13.96	$11.51	$9.82
Total return[2]	21.40%	17.30%	(1.80)%
Ratios/supplemental data:
Net assets, end of period (000s)	$63,194	$366	$10
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.67%	0.77%	(0.33)%
Portfolio turnover rate[5]	145%	122%	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	2.04%	9.22%	211.67%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[6]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Equity Gateway Funds Prospectus	41

Growth Equity Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Christian L. Chan, CFA; Andrew Owen, CFA

Investment Objective

The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to reduce the volatility and risk of investing in a single equity style. “Style” means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 9 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, selected across a combination of 3 different equity investment styles—large cap growth, small cap, and international. We currently allocate the assets dedicated to small cap investments to 3 Portfolios* and the assets dedicated to large cap growth investments to 2 Portfolios and assets dedicated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio/fund allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Growth Style	35%
Large Company Growth Portfolio		30%
Disciplined Growth Portfolio		5%
Small Cap Style	35%
Small Cap Index Portfolio		11.67%
Small Company Growth Portfolio		11.67%
Small Company Value Portfolio*		11.66%
International Style	30%
International Core Portfolio		7.5%
International Growth Portfolio		7.5%
International Index Portfolio		7.5%
International Value Portfolio		7.5%
TOTAL FUND ASSETS	100%
*	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

42	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 78 for the objective and principal strategies of each portfolio.

Master Portfolio	Sub-Adviser
Disciplined Growth	Smith Group
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Company Growth	Peregrine
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management

Important Risk Factors

This Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Stocks of small- and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large companies. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 62. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	43

Growth Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$27.97	$24.82	$19.61
Income from investment operations:
Net investment income (loss)	0.12[1]	(0.01)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	4.68	3.16	5.25
Total from investment operations	4.80	3.15	5.22
Less distributions:
Distributions from net investment income	(0.03)	0.00	(0.01)
Distributions from net realized gain	(1.57)	0.00	0.00
Total distributions	(1.60)	0.00	(0.01)
Net asset value, end of period	$31.17	$27.97	$24.82
Total return[2]	17.60%	12.69%	26.62%
Ratios/supplemental data:
Net assets, end of period (000s)	$396,865	$493,899	$450,480
Ratios to average net assets:
Ratio of expenses to average net assets[3]	1.25%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets	0.42%	(0.04)%	(0.12)%
Portfolio turnover rate[4]	50%	44%	58%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	1.34%	1.27%	1.45%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

44	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001
$24.00	$39.98

(0.05)	(0.02)
(3.35)	(9.87)
(3.40)	(9.89)

(0.07)	0.00
(0.92)	(6.09)
(0.99)	(6.09)
$19.61	$24.00
(15.25)%	(28.74)%

$363,946	$476,031

1.22%	1.25%
(0.19)%	(0.06)%
40%	75%
1.41%	1.29%

Equity Gateway Funds Prospectus	45

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Index Fund

Portfolio Manager:    Gregory T. Genung, CFA

Investment Objective

The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund’s portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

•	in stock index futures and options on stock indexes as a substitute for comparable positions in the underlying securities; and

•	in interest rate futures contracts, options or interest rate swaps and index swaps.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 8. Funds that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 62. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	47

Index Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$45.21	$40.33	$32.98
Income from investment operations:
Net investment income (loss)	0.89	0.65	0.55
Net realized and unrealized gain (loss) on investments	4.50	4.81	7.37
Total from investment operations	5.39	5.46	7.92
Less distributions:
Distributions from net investment income	(0.80)	(0.58)	(0.57)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.80)	(0.58)	(0.57)
Net asset value, end of period	$49.80	$45.21	$40.33
Total return[1]	11.99%	13.57%	24.22%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,211,916	$1,087,212	$839,581
Ratios to average net assets:
Ratio of expenses to average net assets[2]	0.25%	0.25%	0.25%
Ratio of net investment income (loss) to average net assets	1.87%	1.49%	1.58%
Portfolio turnover rate[3]	8%	3%	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	0.31%	0.31%	0.44%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

48	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001
$42.00	$59.73

0.51	0.54

(8.99)	(15.94)
(8.48)	(15.40)

(0.54)	(0.60)
0.00	(1.73)
(0.54)	(2.33)
$32.98	$42.00
(20.54)%	(26.63)%

$596,168	$733,380

0.25%	0.25%

1.28%	1.11%
4%	2%

0.39%	0.30%

Equity Gateway Funds Prospectus	49

Large Cap Appreciation Fund

Portfolio Managers:    William B. Bannick, CFA; Robert L. Fitzpatrick, CFA

Investment Objective

The Large Cap Appreciation Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on large-capitalization stocks.

In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain valuation criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company’s current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 62. These considerations are all important to your investment choice.

50	Equity Gateway Funds Prospectus

Large Cap Appreciation Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON AUGUST 31, 2001

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$9.87	$8.96	$7.55	$9.53	$10.00
Income from investment operations:
Net investment income (loss)	0.06[1]	0.02[1]	0.00	0.00	0.01
Net realized and unrealized gain (loss) on investments	1.87	0.89	1.41	(1.98)	(0.48)
Total from investment operations	1.93	0.91	1.41	(1.98)	(0.47)
Less distributions:
Distributions from net investment income	(0.04)	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.12)	0.00	0.00	0.00	0.00
Total distributions	(0.16)	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.64	$9.87	$8.96	$7.55	$9.53
Total return[2]	19.70%	10.16%	18.68%	(20.78)%	(4.70)%
Ratios/supplemental data:
Net assets, end of period (000s)	$18,060	$14,830	$16,905	$4,155	$10
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.00%	1.00%	0.95%	0.95%	0.86%
Ratio of net investment income (loss) to average net assets	0.56%	0.12%	(0.06)%	0.05%	1.00%
Portfolio turnover rate[5]	133%	149%	153%	123%	10%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	1.16%	1.08%	1.61%	5.81%	0.86%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[6]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Equity Gateway Funds Prospectus	51

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Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

In selecting securities for the Fund, we seek companies whose stock we believe is attractively valued and also exhibit strong fundamental characteristics, such as higher earnings and revenue growth, higher return on equity, and lower debt to capitalization. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 62. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	53

Large Company Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$42.73	$41.67	$32.65
Income from investment operations:
Net investment income (loss)	0.21[1]	(0.16)[1]	(0.16)
Net realized and unrealized gain (loss) on investments	4.37	1.22	9.18
Total from investment operations	4.58	1.06	9.02
Less distributions:
Distributions from net investment income	(0.07)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Distributions in excess of realized gain	0.00	0.00	0.00
Total distributions	(0.07)	0.00	0.00
Net asset value, end of period	$47.24	$42.73	$41.67
Total return[2]	10.73%	2.57%	27.60%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,850,677	$1,975,616	$1,761,429
Ratios to average net assets:
Ratio of expenses to average net assets[3]	0.95%	0.94%	0.96%
Ratio of net investment income (loss) to average net assets	0.46%	(0.35)%	(0.44)%
Portfolio turnover rate[4]	18%	14%	13%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	1.01%	0.95%	1.05%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

54	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001
$42.06	$70.71

(0.21)	(0.24)
(9.20)	(27.53)
(9.41)	(27.77)

0.00	0.00
0.00	(0.84)
0.00	(0.04)
0.00	(0.88)
$32.65	$42.06
(22.37)%	(39.73)%

$1,038,491	$1,066,607

1.00%	0.97%
(0.56)%	(0.48)%
18%	13%
1.03%	0.97%

Equity Gateway Funds Prospectus	55

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Small Company Growth Fund

Portfolio Managers:    William A. Grierson; Daniel J. Hagen, CFA; Robert B. Mersky, CFA;

James P. Ross, CFA; Paul E. von Kuster, CFA

Investment Objective

The Small Company Growth Fund seeks to provide long-term capital appreciation by investing in smaller domestic companies.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value. We focus the Fund’s investment strategy on small-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less;

•	up to 20% of the Fund’s assets in securities of companies considered to be mid-capitalization; and

•	up to 10% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 62. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	57

Small Company Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$26.83	$23.87	$17.35
Income from investment operations:
Net investment income (loss)	(0.21)[1]	(0.26)[1]	(0.13)
Net realized and unrealized gain (loss) on investments	4.56	3.22	6.65
Total from investment operations	4.35	2.96	6.52
Less distributions:
Distributions from net investment income	0.00	0.00	0.00
Distributions from net realized gain	(0.17)	0.00	0.00
Total from distributions	(0.17)	0.00	0.00
Net asset value, end of period	$31.01	$26.83	$23.87
Total return[2]	16.26%	12.40%	37.58%
Ratios/supplemental data:
Net assets, end of period (000s)	$523,190	$486,285	$432,328
Ratios to average net assets:
Ratio of expenses to average net assets[3]	1.20%	1.20%	1.21%
Ratio of net investment income (loss) to average net assets	(0.74)%	(0.97)%	(0.65)%
Portfolio turnover rate[4]	142%	145%	163%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	1.31%	1.25%	1.34%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown.
[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

58	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2002	Sept. 30, 2001
$21.73	$36.22

(0.16)	(0.10)

(4.22)	(7.26)
(4.38)	(7.36)

0.00	0.00
0.00	(7.13)
0.00	(7.13)
$17.35	$21.73
(20.16)%	(23.33)%

$329,964	$431,695

1.22%	1.21%

(0.68)%	(0.44)%
169%	206%

1.25%	1.21%

Equity Gateway Funds Prospectus	59

Small Company Value Fund

(The Fund’s Administrator Class shares are closed to new investors.)

Portfolio Managers:    Jason R. Ballsrud, CFA; Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA

Investment Objective

The Small Company Value Fund seeks to provide long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus the Fund’s investment strategy on small-capitalization stocks.

In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company’s fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index. As of September 30, 2005, this range was $2 million to $3.685 billion and is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 62. These considerations are all important to your investment choice.

60	Equity Gateway Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON JANUARY 31, 2002

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$13.74	$11.60	$8.44	$10.00
Income from investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	3.20	1.65	3.15	(1.57)
Total from investment operations	3.22	1.66	3.16	(1.56)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.88)	0.48	0.00	0.00
Total distributions	(0.88)	0.48	0.00	0.00
Net asset value, end of period	$16.08	$13.74	$11.60	$8.44
Total return[1]	24.21%	23.05%	37.51%	(15.60)%
Ratios/supplemental data:
Net assets, end of period (000s)	$140,337	$59,797	$33,583	$5,465
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.12%	1.20%	1.21%	1.23%
Ratio of net investment income (loss) to average net assets	0.33%	0.15%	0.21%	0.34%
Portfolio turnover rate[4]	70%	64%	80%	98%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.22%	1.38%	1.21%	3.58%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Stock Funds Prospectus	61

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 8. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Equity Value Fund, Large Cap Appreciation Fund and the Small Company Growth Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

62	Equity Gateway Funds Prospectus

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Equity Gateway Funds Prospectus	63

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B LARGE CAP VALUE	DIVERSIFIED EQUITY	DIVERSIFIED SMALL CAP	EQUITY INCOME	EQUITY VALUE	GROWTH EQUITY	INDEX	LARGE CAP APPRECIATION	LARGE COMPANY GROWTH	SMALL COMPANY GROWTH	SMALL COMPANY VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●	●	●	●

Emerging Market Securities

Securities of companies based in countries
considered developing or to have
“emerging” stock markets. Generally, these
securities have the same type of risks as
foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk		●				●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●		●	●			●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk		●	●			●		●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●	●	●	●	●	●	●	●	●	●

Options

The right to buy or sell a security based on
an agreed upon price at a specified time.
Types of options used may include: options
on securities, options on a stock index and
options on stock index futures to protect
liquidity and portfolio value.

	Leverage and Liquidity Risk		●					●

64	Equity Gateway Funds Prospectus

●

		C&B LARGE CAP VALUE	DIVERSIFIED EQUITY	DIVERSIFIED SMALL CAP	EQUITY INCOME	EQUITY VALUE	GROWTH EQUITY	INDEX	LARGE CAP APPRECIATION	LARGE COMPANY GROWTH	SMALL COMPANY GROWTH	SMALL COMPANY VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●			●	●	●	●		●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●	●	●			●				●	●

Equity Gateway Funds Prospectus	65

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

66	Equity Gateway Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in the table on page 22, the fees shown for the gateway funds include fees allocated from the master portfolio(s) in which each Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

The Diversified Equity, Diversified Small Cap and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the C&B Large Cap Value, Equity Income, Equity Value, Index, Large Cap Appreciation, Large Company Growth, Small Company Growth and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for all of the gateway Funds noted in this section and the Diversified Equity, Diversified Small Cap and Growth Equity Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Except for the C&B Large Cap Value Fund and the Large Cap Appreciation Fund, each gateway fund noted in this section and the Diversified Equity and Growth Equity Funds have a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Equity Gateway Funds Prospectus	67

Organization and Management of the Funds

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Equity Value Fund and C&B Large Cap Value Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Artisan Partners Limited Partnership (“Artisan”), Cadence Capital Management, LLC (“Cadence”), Cooke & Bieler, L.P. (“Cooke & Bieler”), LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group, L.P. (“Smith Group”), SSgA Funds Management (“SSgA”), Systematic Financial Management, L.P. (“Systematic”) and Wells Capital Management Incorporated are investment sub-advisers to the master portfolios in which the gateway Funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

Artisan, located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is the sub-adviser to the International Growth Portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of September 30, 2005, Artisan managed over $43.2 billion in assets.

Cadence, located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2005, Cadence managed approximately $6.7 billion in assets.

Cooke & Bieler, a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the investment sub-adviser for the C&B Large Cap Value Portfolio in which the C&B Large Cap Value Fund invests. As of September 30, 2005, Cooke & Bieler managed approximately $7.5 billion in assets.

LSV, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the International Value Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, LSV managed over $46.7 billion in assets.

New Star, located at 1 Knightsbridge Green, London, SW1X 7NE, England, a London-based U.S.-registered investment adviser sub-advises the International Core Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of September 30, 2005, New Star managed over $12.3 billion in assets.

68	Equity Gateway Funds Prospectus

Peregrine, a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments. As of September 30, 2005, Peregrine managed approximately $12.1 billion in assets.

Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2005, the Smith Group managed over $2.3 billion in assets.

SSgA, located at One Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company. As of September 30, 2005, SSgA managed over $101.3 million in assets.

Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Equity Value Portfolio in which the Equity Value Fund invests. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, Systematic managed over $6.7 billion in assets.

Wells Capital Management, an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Equity Income, Index, Small Cap Index and Strategic Small Cap Value Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of these Funds pays an annual fee of up to 0.25% of its average daily net assets except the Index Fund, which pays an annual fee of up to 0.10% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Equity Gateway Funds Prospectus	69

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

70	Equity Gateway Funds Prospectus

How to Buy Shares

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

NOTE: The Small Company Value Fund’s Administrator Class shares are closed to new investors, therefore, you cannot open an account in this Fund.

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least $10 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

•	Section 529 Plans;

•	Fund of Funds managed by Funds Management (WealthBuilder PortfoliosSM and Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $1 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options

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Your Account

to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus -like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

72	Equity Gateway Funds Prospectus

How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

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Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

74	Equity Gateway Funds Prospectus

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Equity Gateway Funds Prospectus	75

Other Information

Income and Gain Distributions

The Equity Income Fund makes distributions of any net investment income at least quarterly and any realized net capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders, if any, will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

76	Equity Gateway Funds Prospectus

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

C&B Large Cap Value Portfolio	Seeks maximum long-term total return, consistent with minimizing risk to principal.

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Equity Value Portfolio	The Portfolio seeks long-term capital appreciation.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

International Core Portfolio	The Portfolio seeks long-term capital appreciation.

International Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in equity securities.

International Index Portfolio	The Portfolio seeks to match as closely as practicable the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI EAFE Index”).

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

Strategic Small Cap Value Portfolio	The Portfolio seeks long-term capital appreciation.

78	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Portfolio invests primarily in the common stocks of companies that, in the view of adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

The Portfolio invests principally in non-U.S. Securities. We select securities for the Portfolio by using a bottom-up investment process to construct a diversified portfolio of international growth companies regardless of market capitalization.

Under normal circumstances, the Portfolio invests principally in the securities comprising the MSCI EAFE Index. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and the Portfolio’s investment results, before expenses.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

We invest in common stocks of large U.S. companies selected on the basis of superior growth characteristics combined with reasonable valuation. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization- weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio principally invests in securities of small-capitalization companies, which we define as companies whose market capitalizations are equal to or lower than the company with the largest capitalization in the Russell 2500 Index. In making investment decisions for the Portfolio, we employ multiple investment strategies to identify securities that are undervalued in the marketplace.

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Portfolio Managers

The Portfolio Managers identified below, except in connection with the Diversified Equity, Diversified Small Cap and Growth Equity Funds, manage Master Portfolios that those Funds currently invest in, and not the Funds themselves. The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Jason R. Ballsrud, CFA

Small Company Value Fund since 2005

Mr. Ballsrud is a research analyst for the Small Cap Value style and shares responsibility for industry research stock selection and client communications with his team. Mr. Ballsrud joined Peregrine in 1997. Prior to joining Peregrine, he worked for American Express Asset Management’s Equity Group. Mr. Ballsrud earned his B.S. and M.B.A. degrees in Finance from the Carlson School of Management at the University of Minnesota.

William B. Bannick, CFA

Large Cap Appreciation Fund since 2003

Mr. Bannick is Chief Investment Officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a Senior Portfolio Manager and was later promoted to Managing Director. He has 18 years of investment experience, having worked at Bjurman Associates in Los Angeles and Trinity Investment Management in Boston. Mr. Bannick earned his B.S. degree in Physics from the University of Massachusetts and his M.B.A. degree in Finance from Boston University.

Thomas C. Biwer, CFA

Diversified Equity Fund since 2005

Diversified Small Cap Fund since 2005

Growth Equity Fund since 2005

Mr. Biwer has served as investment manager and portfolio strategist for the Wells Fargo (formerly Strong) Advisor service since 1999. Mr. Biwer has served as a Portfolio Manager and a member of Funds management’s asset allocation team since 2005. Mr. Biwer participates in determining the asset allocations of each Fund’s investments in various master portfolios. Mr. Biwer has more than 23 years of investment industry experience. He earned his B.S. and M.B.A. degrees from the University of Illinois.

Christian L. Chan, CFA

Diversified Equity Fund since 2005

Diversified Small Cap Fund since 2005

Growth Equity Fund since 2005

Mr. Chan has served as a Portfolio Manager for Funds Management since 2005, and as a member of the firm’s asset allocation team and investment team since 2002. Mr. Chan participates in determining the asset allocations of each Fund’s investments in various master portfolios. Mr. Chan has more than 8 years of investment experience. Mr. Chan earned his B.A. degree in American Studies from the University of California, Los Angeles.

Tasso H. Coin, Jr., CFA

Small Company Value Fund since 2002

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include co-managing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his B.A. degree in Economics from Loyola University of Chicago.

John S. Dale, CFA

Large Company Growth Fund and its predecessor since 1983

Mr. Dale joined Peregrine in 1987 as a Senior Vice President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968, including serving as head of both the portfolio management group and equity strategy. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

80	Equity Gateway Funds Prospectus

Gary J. Dunn, CFA

Equity Income Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his B.A. degree in Economics from Carroll College.

Robert L. Fitzpatrick, CFA

Large Cap Appreciation Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst covering the computer hardware side of the Technology industry. He was promoted in 2004 to Portfolio Manager jointly managing all client portfolios. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco. Earlier in his career he worked at Morgan Stanley in equity research. Mr. Fitzpatrick earned his B.A. degree in Psychology and Government at Dartmouth College and his M.B.A. degree from the Wharton School of Business.

Gregory T. Genung, CFA

Index Fund since 2002

Mr. Genung co-manages certain of the Wells Fargo Advantage index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader with Wells Fargo Institutional Brokerage, and its predecessor, Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor’s degree in Finance and an Economics equivalency degree from the University of Minnesota, Duluth.

William A. Grierson

Small Company Growth Fund since 2005

Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Equity team. In 2005, he became a member of the portfolio management team responsible for the Small Company Growth Portfolio. Prior to Peregrine, Mr. Grierson spent over six years with Kopp Investment Advisors where he worked as a Senior Research Analyst and Portfolio Manager. He began his career at Northern Trust as a reporting Analyst. Mr. Grierson earned his B.A. degree from Lawrence University.

Daniel J. Hagen, CFA

Small Company Growth Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team and became a member of the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his B.S. degree in Finance from the University of Minnesota.

D. Kevin McCreesh, CFA

Equity Value Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm’s large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchins. Mr. McCreesh earned his B.S. degree in Geology from the University of Delaware and his M.B.A. degree from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Equity Gateway Funds Prospectus	81

Portfolio Managers

Robert B. Mersky, CFA

Small Company Growth Fund and its predecessor since 1984

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky had actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his B.S. degree in Accounting from the University of Minnesota.

Ronald M. Mushock, CFA

Equity Value Fund since 2003

Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his B.S. degree in Finance from Seton Hall University and his M.B.A. degree from New York University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Gary E. Nussbaum, CFA

Large Company Growth Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

Andrew Owen, CFA

Diversified Equity Fund since 2005

Diversified Small Cap Fund since 2005

Growth Equity Fund since 2005

Mr. Owen has served as a Portfolio Manager for Funds Management since 2005, and has been a member of the asset allocation team and head of investments for Wells Fargo Funds Management since 1996. Mr. Owen participates in determining the asset allocations of each Fund’s investments in various master portfolios. He has more than 17 years of finance and investment-related experience. Mr. Owen earned his M.B.A. degree from the University of Michigan.

Douglas G. Pugh, CFA

Small Company Value Fund since 2002

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisory firm. Mr. Pugh earned his B.S.B.A. degree from Drake University and his M.B.A. degree from the University of Minnesota.

David L. Roberts, CFA

Equity Income Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President and Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his B.A. degree in Mathematics from Carroll College.

82	Equity Gateway Funds Prospectus

James P. Ross, CFA

Small Company Growth Fund since 2005

Mr. Ross joined Peregrine in 1996 as a Senior Portfolio Advisor on the Small Cap Equity team, which is responsible for the Small Company Growth Portfolio. He shares responsibility for the client service communication, handles special projects and works on compliance-related issues. Prior to joining Peregrine, Mr. Ross spent six years at Norwest Investment Management (now Wells Capital Management), where he held various positions, including Chief Investment Officer and Product Manager for the Norwest Advantage Funds and investment analyst and oversight for the corporation’s benefit plans. Mr. Ross began his career as a treasury analyst with Ecolab, Inc. Mr. Ross earned his B.B.A. and M.B.A. degrees from the University of Iowa.

Robert M. Thornburg

Equity Income Fund since 2006

Mr. Thornburg joined Wells Capital Management in 2000. In his current role he is an analyst and portfolio manager for the Premier Value team at Wells Capital Management, providing investment management services for institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Prior to joining Wells Capital Management, Mr. Thornburg’s financial industry tenure includes experience at D.A. Davidson, and the State of Montana Board of Investment, as a senior equities analyst. Mr. Thornburg earned his B.A. degree in Finance at the University of Montana.

Paul E. von Kuster, CFA

Small Company Growth Fund and its predecessor since 1984

Mr. von Kuster is founder, joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager at Peregrine. In 1984, Mr. von Kuster and five other Senior Portfolio Managers founded Peregrine. He currently co-manages the Small Company Growth Portfolio with three other portfolio managers. Mr. von Kuster earned his B.A. degree in Philosophy from Princeton University.

C & B Large Cap Value Fund

This Fund is managed by a team of investment professionals at Cooke & Bieler. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. No member of the team has any limitations on their role.

Kermit S. Eck, CFA

C&B Large Cap Value Fund and its predecessor since 1992

Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst. Mr. Eck earned his B.S. degree in Computer Science from Montana State University and his M.B.A. degree from Stanford University.

Daren C. Heitman, CFA

C&B Large Cap Value Fund since 2005

Mr. Heitman worked as an analyst and a portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. Mr. Heitman came to Cooke & Bieler in 2005 where he currently serves as a Portfolio Manager. Mr. Heitman earned his B.S. in Finance at lowa State University and his M.B.A. from the University of Chicago.

Michael M. Meyer, CFA

C&B Large Cap Value Fund and its predecessor since 1993

Mr. Meyer began his career at Sterling Capital Management (“Sterling”) as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in Economics at Davidson College and his M.B.A. degree from the Wharton School of Business.

Equity Gateway Funds Prospectus	83

Portfolio Managers

James R. Norris

C&B Large Cap Value Fund and its predecessor since 1998

Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in Management at Guilford College and his M.B.A. degree from the University of North Carolina.

Edward W. O’Connor, CFA

C&B Large Cap Value Fund and its predecessor since 2002

Mr. O’Connor spent three years at Cambiar Investors (“Cambiar”) in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O’Connor earned his B.A. degree in Economics and Philosophy at Colgate University and his M.B.A. degree from the University of Chicago.

R. James O’Neil, CFA

C&B Large Cap Value Fund and its predecessor since 1990

Mr. O’Neil served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. O’Neil earned his B.A. degree in Economics at Colby College and his M.B.A. degree from the Harvard School of Business.

Mehul Trivedi, CFA

C&B Large Cap Value Fund and its predecessor since 1998

Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his B.A. degree in International Relations at the University of Pennsylvania, a B.S. degree in Economics at the Wharton School of Business and his M.B.A. degree from the Wharton School of Business.

84	Equity Gateway Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from

Equity Gateway Funds Prospectus	85

Glossary

goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

86	Equity Gateway Funds Prospectus

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 1000® Growth Index

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index

Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Growth Index

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

Measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

S&P Small Cap 600 Index

A market capitalization-weighted index that tracks the daily stock total return performance of an investable universe of domestic small-capitalization stocks listed on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including any capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Equity Gateway Funds Prospectus	87

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54609 02-06 026EGAM/P903 (02/06) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS – INVESTOR CLASS

Wells Fargo Advantage Index Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Equity Gateway Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Index Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Index Fund (WFVEX)	Seeks to replicate the return of the S&P 500 Index.

4	Index Fund Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in common stocks to replicate the total rate of return of the
Standard & Poor’s 500 Composite Stock Index (the S&P 500 Index), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund’s investment results, before fees and expenses.

Index Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund description on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 15; and

•	the Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected. Generally, stocks of larger companies tend to be less volatile and more liquid than stocks of smaller companies. In addition, funds that track the performance of an index do so whether the index rises or falls.

6	Index Fund Prospectus

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Performance History

The following information shows you how the Fund has performed and illustrates the variability of its returns over time. The Fund’s average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

Index Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q4 ‘98 • 21.32%	Worst Qtr.:	Q3 ‘02 • (17.20)%

8	Index Fund Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Investor Class1 shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Investor Class Returns Before Taxes (Incept. 04/11/05)[1]	4.69%	0.40%	8.84%
Investor Class Returns After Taxes on Distributions	4.16%	(0.13)%	7.92%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	3.06%	0.01%	7.32%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,3]	4.91%	0.54%	9.07%
[1]	Performance shown for the Investor Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to and are lower than those of the Investor Class shares. The Administrator Class shares’ returns are substantially similar to what the Investor Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. The Fund’s Administrator Class shares incepted November 11, 1994.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Index Fund Prospectus	9

Index Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

Index Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[4]
Index Fund
Management Fees[1]	0.09%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.73%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.82%
Fee Waivers	0.37%

NET EXPENSES[3]	0.45%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the management fees of the master portfolio in which the Fund invests. The management fees charged to the master portfolio will decline as the master portfolio’s assets grow and will continue to be based on a percentage of the master portfolio’s average daily net assets. The breakpoint schedule for the master portfolio is as follows: 0.10% for assets from $0 to $999 million; 0.075% for assets from $1 billion to $4.99 billion; and 0.05% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses are based on estimates for the current fiscal year.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[4]	Includes expenses allocated from the master portfolio in which the Fund invests.

10	Index Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3 year example. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

Index Fund
1 YEAR	$46
3 YEARS	$225
5 YEARS	$—
10 YEARS	$—

Index Fund Prospectus	11

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. ”We” may also refer to the Fund’s other service providers. ”You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Fund in this Prospectus is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fess charged to the master portfolios. Fees relating to investments in other stand-alone funds are waved to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

Provides a summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Index Fund Prospectus

Index Fund

Portfolio Manager:    Gregory T. Genung, CFA

Investment Objective

The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund’s portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

•	in stock index futures and options on stock indexes as a substitute for comparable positions in the underlying securities; and

•	in interest rate futures contracts, options or interest rate swaps and index swaps.

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6. Funds that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 15. These considerations are all important to your investment choice.

Index Fund Prospectus	13

Index Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
INVESTOR CLASS SHARES— COMMENCED ON APRIL 11, 2005

For the period ended:	Sept. 30, 2005[1]
Net asset value, beginning of period	$47.52
Income from investment operations:
Net investment income (loss)	0.34
Net realized and unrealized gain (loss) on investments	1.89
Total from investment operations	2.23
Less distributions:
Distributions from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$49.75
Total return[2]	4.69%
Ratios/supplemental data:
Net assets, end of period (000s)	$149,501
Ratios to average net assets:[3]
Ratio of expenses to average net assets[4]	0.45%
Ratio of net investment income (loss) to average net assets	1.36%
Portfolio turnover rate[5]	8%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	0.82%
[1]	For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[6]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

14	Index Fund Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Index Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

Index Fund Prospectus	15

Additional Strategies and General Investment Risks

What follows is a general list of the types of risks (some of which have been previously described) that applies to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

In addition to the general risks discussed above and under “Summary of Important Risks”, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

16	Index Fund Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, the Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
return on those securities. Loans may be made up
to 1940 Act limits (currently one third of total
assets, including the value of collateral received).

Credit, Counter-Party and Leverage Risk

Options

The right to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fun in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter- Party Risk

Index Fund Prospectus	17

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents

Manages the Fund’s business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

18	Index Fund Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in the table on page 10, the fees shown for the gateway fund include fees allocated from the master portfolio in which the Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements for the Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contact for the Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund including the determination of the asset allocations of the Fund’s investments on the various master portfolios.

Under the investment advisory contract for the Fund, Funds Management acts as an investment advisor for Fund assets redeemed from a master portfolio and investment directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the Fund invests substantially all of its assets in one or more master portfolio of securities. If the Fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Fund has a similar “dormant” sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the Fund invests. Under this arrangement, if the Fund redeems assets from a master portfolio and invests them directly using the same sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA, 94105, is the sub-adviser of the Index Portfolio in which the Fund invests. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as advisor to the master portfolio.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of

Index Fund Prospectus	19

Organization and Management of the Fund

information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc., (“BFDS”) provides transfer agency and distribution disbursing services to the Fund.

20	Index Fund Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Index Fund Prospectus	21

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	No minimum for current and retired employees, directors/trustees and officers of (i) Wells Fargo Advantage Funds (including any predecessor funds); (ii) Wells Fargo & Company and its affiliates; and (iii) family members of any of the above, if they sign up for the $50 monthly automatic investment purchase plan; or

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class Shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Fund for distribution and shareholder servicing, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and their shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

22	Index Fund Prospectus

Payments made by the Fund’s Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Index Fund Prospectus	23

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA011000028	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class)

Wire Purchase Account Number: 9905-437-1	Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	The Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

24	Index Fund Prospectus

Your Account	How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Index Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of the Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Index Fund Prospectus	25

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargo.com/advantagefunds. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of the Fund by wire. Complete a Wells Fargo Advantage Funds Application or open an account by internet access as described above and follow the wire instructions on page 26. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 26. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s date.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

26	Index Fund Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative, or call 1-800-368-7550 to use the automated phone system to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

Index Fund Prospectus	27

Your Account	How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders who maintain certain minimum account balances. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

28	Index Fund Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the

Index Fund Prospectus	29

Exchanges

Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund’s policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

30	Index Fund Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Fund makes distributions of any net investment income and any realized net capital gains at least annually. Contact your Institution for distribution options.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Index Fund Prospectus	31

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with for your Fund shares and by the Fund for its investment in stocks producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from its direct investment in the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

32	Index Fund Prospectus

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information and on the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of

Index Fund Prospectus	33

Additional Services and Other Information

their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

34	Index Fund Prospectus

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Description of Master Portfolio

PORTFOLIO	OBJECTIVE

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

36	Index Fund Prospectus

PRINCIPAL STRATEGIES

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

Index Fund Prospectus	37

Portfolio Manager

The Portfolio Manager identified below in connection with the Index Fund manages the Master Portfolio in which the Fund currently invests, and not the Fund itself. The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

Gregory T. Genung, CFA

Index Fund since 2002

Mr. Genung manages certain of the Wells Fargo Advantage index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader with Wells Fargo Institutional Brokerage, and its predecessor, Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor’s degree in Finance and an Economics equivalency degree from the University of Minnesota, Duluth.

38	Index Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Disbursements of net investment income, realized net capital gain and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway Funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Index Fund Prospectus	39

Glossary

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

40	Index Fund Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED— NO BANK GUARANTEE —MAY LOSS VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54611 02-06 026EGIV/P906 (02/06) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS – CLASS D

Wells Fargo Advantage C&B Large Cap Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Equity Gateway Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Equity Gateway Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

C&B Large Cap Value Fund (CBEQX)	Seeks maximum long-term total return, consistent with minimizing risk to principal.

4	C&B Large Cap Value Fund Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests principally in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

C&B Large Cap Value Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund description on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 16; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected. Generally, stocks of larger companies tend to be less volatile and more liquid than stocks of smaller companies. Because the Fund typically invests in 30 to 50 companies, the value of an investment in the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

6	C&B Large Cap Value Fund Prospectus

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Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Effective at the close of business on July 23, 2004, the Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio. The historical performance and financial highlight information shown for the successor fund for periods prior to the Fund’s reorganization date reflects the historical information for its predecessor fund.

C&B Large Cap Value Fund Class D Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 20.94%	Worst Qtr.:	Q3 ‘02 • (17.54)%

8	C&B Large Cap Value Fund Prospectus

The table below provides average annual total return information for the Fund’s Class D shares, and includes both before- and after-tax returns for the Class D shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	10 years
Class D Returns Before Taxes (Incept. 5/15/90)	0.30%	7.42%	11.23%
Class D Returns After Taxes on Distributions	(0.47)%	6.38%	7.41%
Class D Returns After Taxes on Distributions and Sale of Fund Shares	0.30%	5.89%	7.82%
Russell 1000® Value Index[2] (reflects no deduction for expenses or taxes)	7.05%	5.28%	10.94%
S&P 500 Index[3] (reflects no deduction for expenses or taxes)	4.91%	0.54%	9.07%
[1]	Performance shown reflects the performance of the predecessor fund’s single class of shares.
[2]	The Fund has selected the Russell 1000® Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.

C&B Large Cap Value Fund Prospectus	9

Equity Gateway Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
C&B Large Cap Value Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
C&B Large Cap Value Fund[4]
Management Fees[1]	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.66%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.41%
Fee Waivers	0.21%

NET EXPENSES[3]	1.20%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the management fee of the master portfolio in which the Fund invests. The management fee charged to the master portfolio will decline as the master portfolio’s assets grow and will continue to be based on a percentage of the master portfolio’s average daily net assets. The breakpoint schedule for the master portfolio is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets over $4.99 billion.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[4]	Includes expenses allocated from the master portfolio in which the Fund invests.

10	C&B Large Cap Value Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

C&B Large Cap Value Fund
1 YEAR	$122
3 YEARS	$426
5 YEARS	$751
10 YEARS	$1,673

C&B Large Cap Value Fund Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The C&B Large Cap Value Fund is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolios. The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolios in which it invests.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and,

•	how we intend to invest your money.

Permitted Investments

Provides a summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	C&B Large Cap Value Fund Prospectus

C&B Large Cap Value Fund

Portfolio Managers:    Kermit S. Eck, CFA; Daren C. Heitman, CFA; Michael M. Meyer, CFA; James R. Norris; Edward W. O’Connor, CFA; R. James O’Neil, CFA and Mehul Trivedi, CFA

Investment Objective

The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We invest principally in large capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 20.

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 16. These considerations are all important to your investment choice.

C&B Large Cap Value Fund Prospectus	13

C&B Large Cap Value Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the periods ended 2005, 2004, 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Fund, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS D SHARES—COMMENCED ON MAY 15, 1990

For the period ended:	Sept. 30, 2005[1]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$8.27	$7.42	$6.49
Income from investment operations:
Net investment income (loss)	0.05[2]	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.40	0.85	1.61
Total from investment operations	0.45	0.88	1.66
Less distributions:
Distributions from net investment income	(0.03)	(0.03)	(0.05)
Distributions from net realized gain	(0.07)	0.00	(0.68)
Total from distributions	(0.10)	(0.03)	(0.73)
Net asset value, end of period	$8.62	$8.27	$7.42
Total return[3]	5.44%	11.88%	28.34%
Ratios/supplemental data:
Net assets, end of period (000s)	$163,464	$50,790	$20,419

Ratios to average net assets:[4]
Ratio of expenses to average net assets	1.20%[5]	1.16%	1.16%
Ratio of net investment income (loss) to average net assets	0.67%	0.40%	0.76%
Portfolio turnover rate[6,7]	25%	30%	26%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,8]	1.35%[5]	1.30%	1.20%
[1]	In 2005, the Fund changed its fiscal year-end from October 31 to September 30.
[2]	Calculated based upon average shares outstanding.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Includes net expenses allocated from Portfolio(s) in which the Fund invests.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[7]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[8]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

14	C&B Large Cap Value Fund Prospectus

Financial Highlights

Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
$7.13	$8.71	$12.06

0.05	0.07	0.12
(0.38)	0.27	0.54
(0.33)	0.34	0.66

(0.05)	(0.11)	(0.09)
(0.26)	(1.81)	(3.92)
(0.31)	(1.92)	(4.01)
$6.49	$7.13	$8.71
(5.14)%	4.50%	10.89%

$14,383	$38,850	$35,251

1.14%	1.00%	1.00%
0.59%	0.91%	1.16%
39%	41%	48%
1.60%	1.00%	1.00%

C&B Large Cap Value Fund Prospectus	15

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage C&B Large Cap Value Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

16	C&B Large Cap Value Fund Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that a Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

In addition to the general risks discussed above and under “Summary of Important Risks, ”you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

C&B Large Cap Value Fund Prospectus	17

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase return on those securities.
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

Credit, Counter-Party and Leverage Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds,
which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk

18	C&B Large Cap Value Fund Prospectus

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Cooke & Bieler, L.P. 1700 Market Street Philadelphia, PA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

C&B Large Cap Value Fund Prospectus	19

Organization and Management of the Fund

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in the table on page 10, the fees shown for the gateway fund includes fees allocated from the master portfolio in which the Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of the Fund is available in the Fund’s annual report for the period ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Under the investment advisory contract for the C&B Large Cap Value Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management only receives an advisory fee from the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers;

(ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-

manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the investment sub-adviser for the C&B Large Cap Value Master Portfolio in which the Fund invests, and in this capacity it is responsible for the day-to-day investment management activities of the Master Portfolio. As of September 30, 2005, Cooke & Bieler managed over $7.5 billion in assets.

Cooke & Bieler is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy

20	C&B Large Cap Value Fund Prospectus

statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Fund.

C&B Large Cap Value Fund Prospectus	21

Your Account

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	C&B Large Cap Value Fund Prospectus

This section provides information on how to open an account, and how to purchase, sell and exchange Fund shares. Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an Institution should contact Investor Services at 1-800-222-8222 for assistance with purchasing, selling or exchanging Fund shares.

How to Buy Shares

Class D shares are available for purchase by or through Institutions. Individuals interested in purchasing Class D shares of the Fund should contact a customer service representative at an Institution and should understand the following:

•	Share purchases are made through a customer account at an Institution in accordance with the terms of the customer account involved;

•	Institutions are usually the holders of record of Class D shares held through customer accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Fund and for delivering required payment on a timely basis; and

•	Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund.

•	The Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Investors who are interested in purchasing shares directly from the Fund should refer to information on other share classes offered by the Fund.

All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

In addition to payments made by the Fund for distribution and shareholder servicing, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Funds and their shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

C&B Large Cap Value Fund Prospectus	23

Your Account

Payments made by the Fund’s Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Minimum Investments

Investors are required to make a minimum initial investment of $2,500 per Fund, and $100 for each investment after the initial investment. An Institution may require different minimum investment amounts. Please consult a customer service representative from your Institution for details.

How to Sell Shares

Class D shares held through an Institution must be redeemed in accordance with the account agreement governing your customer account at such firm. Please read the account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING FUND SHARES:

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

24	C&B Large Cap Value Fund Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class D shares may be exchanged for Class A shares of a money market fund;

•	Class D shares may be exchanged for Class A shares of a non-money market fund; you will pay the Public Offering Price (“POP”) for the new shares, unless you are otherwise eligible to buy such shares at NAV.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds

C&B Large Cap Value Fund Prospectus	25

Exchanges

Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

26	C&B Large Cap Value Fund Prospectus

Additional Services and Other Information

Income and Gain Distributions

The Fund makes distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stocks producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

C&B Large Cap Value Fund Prospectus	27

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information and on the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchase of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

28	C&B Large Cap Value Fund Prospectus

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Description of Master Portfolio

PORTFOLIO	OBJECTIVE
C&B Large Cap Value Portfolio	Seeks maximum long-term total return, consistent with minimizing risk to principal.

30	C&B Large Cap Value Fund Prospectus

PRINCIPAL STRATEGIES
We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

C&B Large Cap Value Fund Prospectus	31

Portfolio Managers

This Fund is managed by a team of investment professionals at Cooke & Bieler. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. No member of the team has any limitations on their role. The Portfolio Managers identified below in connection with the C&B Large Cap Value Fund manage the Master Portfolio in which the Fund currently invests, and not the Fund itself. The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of the securities in the Fund.

Kermit S. Eck, CFA

C&B Large Cap Value Fund and its predecessor since 1992

Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst. Mr. Eck earned his B.S. degree in Computer Science from Montana State University and his M.B.A. degree from Stanford University.

Daren C. Heitman, CFA

C&B Large Cap Value Fund since 2005

Mr. Heitman worked as an analyst and a portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. Mr. Heitman came to Cooke & Bieler in 2005 where he currently serves as a Portfolio Manager. Mr. Heitman earned his B.S. in Finance at Iowa State University and his M.B.A. from the University of Chicago.

Michael M. Meyer, CFA

C&B Large Cap Value Fund and its predecessor since 1993

Mr. Meyer began his career at Sterling Capital Management (“Sterling”) as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in Economics at Davidson College and his M.B.A. degree from the Wharton School of Business.

James R. Norris

C&B Large Cap Value Fund and its predecessor since 1998

Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in Management at Guilford College and his M.B.A. degree from the University of North Carolina.

Edward W. O’Connor, CFA

C&B Large Cap Value Fund and its predecessor since 2002

Mr. O’Connor spent three years at Cambiar Investors (“Cambiar”) in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O’Connor earned his B.A. degree in Economics and Philosophy at Colgate University and his M.B.A. degree from the University of Chicago.

R. James O’Neil, CFA

C&B Large Cap Value Fund and its predecessor since 1990

Mr. O’Neil served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. O’Neil earned his B.A. degree in Economics at Colby College and his M.B.A. degree from the Harvard School of Business.

32	C&B Large Cap Value Fund Prospectus

Mehul Trivedi, CFA

C&B Large Cap Value Fund and its predecessor since 1998

Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his B.A. degree in International Relations at the University of Pennsylvania, a B.S. degree in Economics at the Wharton School of Business and his M.B.A. degree from the Wharton School of Business.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

C&B Large Cap Value Fund Prospectus	33

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your Investment Professional.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gain and/or returns of capital made by the Fund to its shareholders.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer the Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

34	C&B Large Cap Value Fund Prospectus

Portfolio Turnover Rate

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 1000® Value Index

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index

The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

Selling Agent

A person who has an agreement with the Fund’s distributors allowing the agent to sell the Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

C&B Large Cap Value Fund Prospectus	35

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54612 02-06

026EGD/P907 (02/06)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS – CLASS Z

Wells Fargo Advantage Large Company Growth Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Equity Gateway Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Equity Gateway Funds Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Large Company Growth Fund (WFLZX)	Seeks long-term capital appreciation.

4	Equity Gateway Fund Prospectus

PRINCIPAL STRATEGY

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Equity Gateway Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund Description beginning on page 11;

•	the “Additional Strategies and General Investment Risks” section beginning on page 14; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Fund makes foreign investments through American Depositary Receipts (“ADRs”). Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

6	Equity Gateway Fund Prospectus

Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

Large Company Growth Fund Class Z Calendar Year Returns*1

Best Qtr.:	Q4 ’98 • 31.64%	Worst Qtr.:	Q1 ’01 • (22.83)%
*	Performance shown reflects the performance of the Administrator Class shares. The Administrator Class shares do not have sales charges.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Class Z1 shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Class Z Returns Before Taxes (Incept. 04/11/05)[1]	5.73%	(4.84)%	9.48%
Class Z Returns After Taxes on Distributions	5.65%	(4.87)%	9.15%
Class Z Returns After Taxes on Distributions of Fund Shares	3.72%	(4.06)%[2]	8.33%
Russell 1000® Growth Index[3] (reflects no deduction for expenses or taxes)	5.26%	(3.58)%	6.73%
S&P 500 Index[4] (reflects no deduction for expenses or taxes)	4.91%	0.54%	9.07%
[1]	Performance shown for the Class Z shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to and are lower than those of the Class Z shares. The Administrator Class shares’ returns are substantially similar to what the Class Z returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	The Fund has selected the Russell 1000® Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[4]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Fund Prospectus	7

Equity Gateway Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
Large Company Growth Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[1]
Large Company Growth Fund
Management Fees[2]	0.68%
Distribution (12b-1) fees	0.00%
Other Expenses[3]	0.75%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.43%
Fee Waivers	0.06%

NET EXPENSES[4]	1.37%
[1]	Expenses for the Fund include expenses allocated from the master portfolio in which the Fund invests.
[2]	The Fund’s investment adviser has implemented breakpoint schedules for the management fees of the master portfolio in which the Fund invests. The management fees charged to the master portfolio will decline as the master portfolio’s assets grow and will continue to be based on a percentage of the master portfolio’s average daily net assets. The breakpoint schedule for the master portfolio in which the Large Company Growth Fund invests is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo and Company. Other expenses are based on estimates for the current fiscal year.
[4]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may only be increased with the approval of the Board of Trustees.

8	Equity Gateway Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3 year example. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

Large Company Growth Fund
1 YEAR	$139
3 YEARS	$447
5 YEARS	$—
10 YEARS	$—

Equity Gateway Fund Prospectus	9

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Fund in this Prospectus is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

Provides a summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10	Equity Gateway Fund Prospectus

Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

In selecting securities for the Fund, we seek companies whose stock we believe is attractively valued and also exhibit strong fundamental characteristics, such as higher earnings and revenue growth, higher return on equity, and lower debt to capitalization. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the risks described under the “Summary of Important Risks” section on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 14. These considerations are all important to your investment choice.

Equity Gateway Fund Prospectus	11

Large Company Growth Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
CLASS Z SHARES— COMMENCED ON APRIL 11, 2005

For the period ended:	Sept. 30, 2005[1]
Net asset value, beginning of period	$42.80
Income from investment operations:
Net investment income (loss)	(0.17)[2]
Net realized and unrealized gain (loss) on investments	4.51
Total from investment operations	4.34
Less distributions:
Distributions from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$47.14
Total return[3]	10.14%
Ratios/supplemental data:
Net assets, end of period (000s)	$124,645
Ratios to average net assets:[4]
Ratio of expenses to average net assets[5]	1.37%
Ratio of net investment income (loss) to average net assets	(0.77)%
Portfolio turnover rate[6,7]	18%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5,8]	1.43%
[1]	For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
[2]	Calculated based upon average shares outstanding.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Includes expenses allocated from the Portfolio in which the Fund invests.
[6]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[8]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

12	Equity Gateway Fund Prospectus

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Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Large Company Growth Fund. Certain risks of this particular Fund are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of the shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

14	Equity Gateway Fund Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists, and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

Equity Gateway Fund Prospectus	15

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to the limits imposed by the Investment Company Act of 1940 (“1940 Act”) (currently one-third of total assets, including the value of the collateral received).

Counter-Party and Leverage Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk

16	Equity Gateway Fund Prospectus

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Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Peregrine Capital Management, Inc. 800 La Salle Ave. Minneapolis, MN Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents

Manages the Fund’s business activities	Maintains records of shares and supervises the payment of dividends	Provides services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

18	Equity Gateway Fund Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in the table on page 8, the fees shown for the gateway fund include fees allocated from the master portfolio in which the Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of the Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual investment advisory fee of 0.25% of the Fund’s average daily net assets for providing services to the Fund including the determination of the asset allocations of the Fund’s investments in the various master portfolios. If the Fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Fund, as a gateway fund, has a similar “dormant” sub-advisory arrangement with the sub-adviser that advises the master portfolio in which it invests. Under this arrangement, if the Fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Adviser

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo & Company, located at La Salle Avenue, Suite 850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Portfolio in which the Fund invests and in this capacity is responsible for the day-to-day investment management activities of the Portfolio. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) Plans, foundations and endowments. As of September 30, 2005 Peregrine managed over $12.1 billion in assets.

Peregrine is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.

Equity Gateway Fund Prospectus	19

Organization and Management of the Fund

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Fund.

20	Equity Gateway Fund Prospectus

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Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable, and if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	Equity Gateway Fund Prospectus

Qualified Investors

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Fund:

•	Investors who received Class Z shares in the reorganization of the Strong Funds into the Wells Fargo Advantage Funds;

•	Investors who previously held Class Z shares a particular Fund may purchase Class Z shares of that same Fund, upon providing adequate proof of prior ownership—please also refer to the “Exchanges” section on page 30;

•	Officers, directors and employees of Wells Fargo Advantage Funds, Funds Management, and affiliates of these entities, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or the Fund’s distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Fund’s distributor, or an affiliate, to perform services;

•	Certain institutional investors purchasing more than $1 million of Class Z shares;

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Any Section 529 Plans;

•	Any accounts in a fee-based advisory program managed by Funds Management; and

•	Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Class Z shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

Equity Gateway Fund Prospectus	23

Your Account

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Fund for distribution and shareholder servicing, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund’s Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

24	Equity Gateway Fund Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	The Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Equity Gateway Fund Prospectus	25

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Large Company Growth, Class Z.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of the Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

26	Equity Gateway Fund Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Class Z shares are not available for purchase on the internet if you do not have an existing Wells Fargo Advantage Funds Account. Please call Investor Services at 1-800-222-8222 for more information.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing and wire instructions on page 25. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 25. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

Equity Gateway Fund Prospectus	27

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion Guarantees are required for mailed redemption requests under the following circumstances i) if the request is over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to request a redemption of at least $100. Be prepared to provide your account number and taxpayer identification number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares”, below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

28	Equity Gateway Fund Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders who maintain certain minimum account balances. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Equity Gateway Fund Prospectus	29

Exchanges

An exchange between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts). In addition to exchanging between Class Z shares of any Wells Fargo Advantage Fund, Class Z shares may also be exchanged for Investor Class shares of any Fund.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has

30	Equity Gateway Fund Prospectus

Exchanges

engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Equity Gateway Fund Prospectus	31

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Fund in this Prospectus makes distributions of any net investment income and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

32	Equity Gateway Fund Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stocks producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Equity Gateway Fund Prospectus	33

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information and on the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

34	Equity Gateway Fund Prospectus

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Equity Gateway Fund Prospectus	35

Description of Master Portfolio

PORTFOLIO	OBJECTIVE
Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

36	Equity Gateway Fund Prospectus

PRINCIPAL STRATEGIES
The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Equity Gateway Fund Prospectus	37

Portfolio Managers

The Portfolio Managers identified below in connection with the Large Company Growth Fund manage the Master Portfolio in which the Fund currently invests, and not the Fund itself. The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

John S. Dale, CFA

Large Company Growth Fund and its predecessor since 1983

Mr. Dale joined Peregrine in 1987 as a Senior Vice President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968, including serving as head of both the portfolio management group and equity strategy. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

Gary E. Nussbaum, CFA

Large Company Growth Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

38	Equity Gateway Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation

An increase in the value of a security.

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of larger pool of assets.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Equity Gateway Fund Prospectus	39

Glossary

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of the Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 1000® Growth Index

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index

The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

40	Equity Gateway Fund Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC.

All rights reserved.

www.wellsfargo.com/advantagefunds

RT54608 02-06

026EGZ/P902 (02/06)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS – CLASS A, CLASS B, CLASS C

Wells Fargo Advantage Emerging Markets Focus Fund Wells Fargo Advantage International Core Fund Wells Fargo Advantage International Equity Fund Wells Fargo Advantage International Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	International Stock Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

International Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Emerging Markets Focus Fund (Class A: MFFAX) (Class B: MFFBX) (Class C: MFFCX)	Seeks long-term capital appreciation.

International Core Fund (Class A: WFIAX) (Class B: WFIBX) (Class C: WFICX)	Seeks long-term capital appreciation.

International Equity Fund (Class A: SILAX) (Class B: SILBX) (Class C: WFECX)	Seeks total return with an emphasis on long-term capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

International Value Fund (Class A: WFFAX) (Class B: WFVBX) (Class C: WFVCX)	Seeks long-term capital appreciation.

4	International Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest in a focused portfolio consisting of equity securities of 20 to 40 companies that are tied economically to emerging market countries.

We invest principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprises. We may invest in emerging markets.

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited; and an international growth style, sub-advised by Artisan Partners Limited Partnership.

The Fund is a gateway fund that invests principally in non-U.S. securities. We select securities for the Fund by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

International Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 18;

•	the “Additional Strategies and General Investment Risks” section beginning on page 39; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Emerging Market Securities

The Funds may invest in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6	International Stock Funds Prospectus

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

FUND	SPECIFIC RISKS

Emerging Markets Focus Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” beginning on page 6. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

International Core Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” beginning on page 6.

International Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” beginning on page 6.

International Value Fund	The Fund is primarily subject to “Equity Securities”, “Foreign Investments”, and “Small Company Securities” risks described under “Common Risks for the Funds” beginning on page 6.

International Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor. The predecessor Montgomery Fund was reorganized into the Wells Fargo Advantage Fund effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Emerging Markets Focus Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

The Wells Fargo Advantage International Core Fund was organized as the successor fund to the Strong Advisor International Core Fund. The predecessor Strong Fund was reorganized into the Wells Fargo Advantage Fund effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage International Core Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

Emerging Markets Focus Fund Class A Calendar Year Returns*1

Best Qtr.:	Q4 ’99 • 44.10%	Worst Qtr.:	Q3 ‘01 • (22.82)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

8	International Stock Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[2] for the period ended 12/31/05	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 10/31/01)[1]	12.91%	14.62%	13.94%
Class A Returns After Taxes on Distributions	12.22%	14.41%	13.60%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	8.39%	12.73%	12.23%
Class B Returns Before Taxes (Incept. 10/31/01)[1]	13.85%	15.21%	14.41%
Class C Returns Before Taxes (Incept. 10/31/01)[1]	17.80%	15.09%	13.72%
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses or taxes)[3]	34.54%	19.44%	9.69%
[1]	Performance shown for the periods from October 31, 2001, to June 6, 2003 reflects the performance of the respective Class A, Class B and Class C shares of the predecessor Montgomery Emerging Markets Focus Fund, and for average annual total returns, are adjusted to reflect applicable sales charges. Performance shown for periods prior to the inception of each class reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect the applicable fees and expenses of the respective class. The predecessor fund incepted on December 31, 1997.
[2]	Returns reflect applicable sales charges.
[3]	Morgan Stanley Capital International (MSCI) Emerging Markets Index (formerly named the MSCI Emerging Markets Free Index).

International Stock Funds Prospectus	9

Performance History

International Core Fund Class A Calendar Year Returns*1

Best Qtr.:	Q2 ‘03 • 15.21%	Worst Qtr.:	Q3 ‘02 • (15.81)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[2] for the period ended 12/31/05	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 9/28/01)[2]	2.48%	8.59%
Class A Returns After Taxes on Distributions	0.30%	7.76%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	3.48%[3]	7.21%
Class B Returns Before Taxes (Incept. 9/28/01)[2]	3.05%	9.60%
Class C Returns Before Taxes (Incept. 9/28/01)[2]	7.06%	9.94%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)[4]	13.54%	13.32%
[1]	Performance shown for the periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares of the predecessor Strong Advisor International Core Fund, and for average annual total returns, are adjusted to reflect applicable sales charges.
[2]	Returns reflect applicable sales charges.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[4]	MSCI Europe, Australasia, and Far East Index.

10	International Stock Funds Prospectus

International Equity Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘99 • 33.55%	Worst Qtr.:	Q3 ‘02 • (21.81)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 9/24/97)	5.41%	(1.18)%	4.04%
Class A Returns After Taxes on Distributions	5.00%	(1.30)%	3.86%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	3.51%	(1.07)%[2]	3.42%
Class B Returns Before Taxes (Incept. 9/24/97)	5.94%	(1.20)%	4.00%
Class C Returns Before Taxes (Incept. 4/1/98)[3]	9.99%	(0.78)%	4.00%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[4]	13.54%	4.55%	5.09%
[1]	Returns reflect applicable sales charges.
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	Performance shown for the periods prior to the inception of this Class reflects the performance of the Fund’s Class B shares, adjusted to reflect this Class’s fees and expenses.
[4]	MSCI Europe, Australasia, and Far East Index.

International Stock Funds Prospectus	11

Performance History

International Value Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘04 • 14.57%	Worst Qtr.:	Q2 ‘05 • (1.52)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/05	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 10/31/03)	4.19%	17.76%
Class A Returns After Taxes on Distributions	4.13%	16.86%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	2.78%	14.75%
Class B Returns Before Taxes (Incept. 4/11/05)[2]	4.19%	17.76%
Class C Returns Before Taxes (Incept. 4/11/05)[2]	4.19%	17.76%
MSCI EAFE Value Index[3,4] (reflects no deduction for fees, expenses or taxes)	14.39%	23.74%
MSCI EAFE Index[5] (reflects no deduction for fees, expenses or taxes)	13.54%	20.75%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for this Class reflects the performance of the Fund’s Class A shares, adjusted to reflect this Class’s fees and expenses.
[3]	MSCI Europe, Australasia, and Far East Value Index.
[4]	The Fund has selected the MSCI EAFE Value Index to replace the MSCI EAFE Index as its benchmark index going forward because the MSCI EAFE Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[5]	MSCI Europe, Australasia, and Far East Index.

12	International Stock Funds Prospectus

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International Stock Funds	Summary of Expenses

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[2]	5.00%	1.00%
Redemption Fee[1]	2.00%	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Emerging Markets Focus Fund			International Core Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	0.93%	0.92%	0.92%	4.75%	4.80%	4.80%
TOTAL ANNUAL FUND OPERATING EXPENSES	2.03%	2.77%	2.77%	5.70%	6.50%	6.50%
Fee Waivers	0.13%	0.12%	0.12%	4.20%	4.25%	4.25%

NET EXPENSES[5]	1.90%	2.65%	2.65%	1.50%	2.25%	2.25%
	International Equity Fund			International Value Fund[6]
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	0.94%	0.94%	0.94%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	0.72%	0.72%	0.72%	32.77%	19.73%	21.49%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.66%	2.41%	2.41%	33.72%	21.43%	23.19%
Fee Waivers	0.16%	0.16%	0.16%	32.22%	19.18%	20.94%

NET EXPENSES[5]	1.50%	2.25%	2.25%	1.50%	2.25%	2.25%
[1]	Deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 57 for further information.
[2]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” on page 46 for further information.

14	International Stock Funds Prospectus

[3]	The Funds’ investment adviser has implemented a breakpoint schedule for each Fund’s management fees, except the International Value Fund’s, and the master portfolio’s management fees in which the International Value Fund invests. The management fees charged to the Funds/master portfolio will decline as a Fund’s/master portfolio’s assets grow and will continue to be based on a percentage of the Fund’s/master portfolio’s average daily net assets. The breakpoint schedule for the Emerging Markets Focus Fund is as follows: 1.10% for assets from $0 to $499 million; 1.05% for assets from $500 million to $999 million; 1.00% for assets from $1 billion to $2.99 billion; 0.975% for assets from $3 billion to $4.99 billion; and 0.95% for assets over $4.99 billion. The breakpoint schedule for the International Core Fund, International Equity Fund and master portfolio in which the International Value Fund invests substantially all its assets is as follows: 0.95% for assets from $0 to $499 million; 0.90% for assets from $500 million to $999 million; 0.85% for assets from $1 billion to $2.99 billion; 0.825% for assets from $3 billion to $4.99 billion; and 0.80% for assets over $4.99 billion.
[4]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the International Core Fund and for Class A of the International Value Fund have been adjusted as necessary from amounts incurred during the Funds’ most recent fiscal year. Other expenses for the Class B and Class C shares of the International Value Fund are based on expenses incurred since the Class’s inception and are annualized.
[5]	For the Emerging Markets Focus Fund and International Equity Fund, the adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. For the International Core Fund and International Value Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[6]	Expenses for the International Value Fund include expenses allocated from the master portfolio in which the Fund invests.

International Stock Funds Prospectus	15

International Stock Funds	Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Emerging Markets Focus Fund			International Core Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$757	$768	$368	$719	$728	$328
3 YEARS	$1,163	$1,148	$848	$1,823	$1,844	$1,544
5 YEARS	$1,594	$1,654	$1,454	$2,912	$3,020	$2,820
10 YEARS	$2,788	$3,102	$3,091	$5,568	$5,870	$5,848
	International Equity Fund			International Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$719	$728	$328	$719	$728	$328
3 YEARS	$1,054	$1,036	$736	$5,544	$4,238	$4,166
5 YEARS	$1,411	$1,471	$1,271	$7,995	$—	$—
10 YEARS	$2,415	$2,744	$2,734	$10,061	$—	$—

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period.

	Emerging Markets Focus Fund			International Core Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$757	$268	$268	$719	$228	$228
3 YEARS	$1,163	$848	$848	$1,823	$1,544	$1,544
5 YEARS	$1,594	$1,454	$1,454	$2,912	$2,820	$2,820
10 YEARS	$2,788	$3,102	$3,091	$5,568	$5,870	$5,848
	International Equity Fund			International Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$719	$228	$228	$719	$228	$228
3 YEARS	$1,054	$736	$736	$5,544	$3,938	$4,166
5 YEARS	$1,411	$1,271	$1,271	$7,995	$—	$—
10 YEARS	$2,415	$2,744	$2,734	$10,061	$—	$—

16	International Stock Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The International Value Fund is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

Provides a summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

International Stock Funds Prospectus	17

Emerging Markets Focus Fund

Portfolio Managers:    Frank Chiang; Josephine Jiménez, CFA

Investment Objective

The Emerging Markets Focus Fund seeks long-term capital appreciation.

Investment Strategies

We invest in a focused equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund’s assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in emerging market securities;

•	in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East; and

•	in 20 to 40 companies.

As part of our investment strategy, we may invest up to 50% of total assets in a single emerging market country.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” beginning on page 6.

Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 39. These considerations are all important to your investment choice.

18	International Stock Funds Prospectus

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Emerging Markets Focus Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). PricewaterhouseCoopers LLP audited this information for the period ended June 30, 2002, and KPMG LLP audited this information for all other subsequent periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 31, 2001

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$20.62	$17.76	$15.27	$14.50	$11.37
Income from investment operations:
Net investment income (loss)	0.13[2]	0.00[2]	0.02[2]	0.00	0.29
Net realized and unrealized gain (loss) on investments	6.84	2.86	2.47	0.77	2.94
Total from investment operations	6.97	2.86	2.49	0.77	3.23
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.10)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00	(0.10)
Net asset value, end of period	$27.59	$20.62	$17.76	$15.27	$14.50
Total return[3]	33.80%	16.04%	16.37%	5.33%	28.57%
Ratios/supplemental data:
Net assets, end of period (000s)	$157,107	$139,880	$117,842	$105,512	$23
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.90%	1.90%	1.88%	2.18%	2.20%
Ratio of net investment income (loss) to average net assets	0.54%	0.00%	0.42%	(1.65)%	0.43%
Portfolio turnover rate	184%	225%	49%	210%	206%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	2.03%	2.01%	2.03%	2.18%	5.27%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Calculated based upon average shares outstanding.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20	International Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON OCTOBER 31, 2001					CLASS C SHARES—COMMENCED ON OCTOBER 31, 2001

Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002
$20.34	$17.62	$15.18	$14.52	$11.37	$20.24	$17.56	$15.12	$14.48	$11.37

(0.03)[2]	(0.13)[2]	(0.02)[2]	0.10	0.08	(0.05)[2]	(0.14)[2]	(0.02)[2]	0.02	0.05

6.71	2.85	2.46	0.56	3.17	6.68	2.82	2.46	0.62	3.16
6.68	2.72	2.44	0.66	3.25	6.63	2.68	2.44	0.64	3.21

0.00	0.00	0.00	0.00	(0.10)	0.00	0.00	0.00	0.00	(0.10)
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	(0.10)	0.00	0.00	0.00	0.00	(0.10)
$27.02	$20.34	$17.62	$15.18	$14.52	$26.87	$20.24	$17.56	$15.12	$14.48
32.84%	15.37%	16.06%	4.64%	28.65%	32.76%	15.26%	16.14%	4.37%	28.39%

$4,242	$2,781	$290	$28	$11	$2,632	$2,449	$519	$59	$13

2.65%	2.65%	2.64%	2.33%	2.31%	2.65%	2.65%	2.64%	3.39%	3.44%
(0.12)%	(0.64)%	(0.45)%	1.59%	0.10%	(0.20)%	(0.71)%	(0.39)%	(3.00)%	0.10%
184%	225%	49%	210%	206%	184%	225%	49%	210%	206%
2.77%	2.77%	2.79%	2.78%	5.38%	2.77%	2.77%	2.79%	3.53%	6.51%

International Stock Funds Prospectus	21

International Core Fund

Portfolio Managers:    Mark Beale; Brian Coffey; and Richard Lewis

Investment Objective

The International Core Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets.

We invest in non-U.S. securities by following a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (“EVA”) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that estimates the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in non-U.S. securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” beginning on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 39. These considerations are all important to your investment choice.

22	International Stock Funds Prospectus

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International Core Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2005 and December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON SEPTEMBER 28, 2001

For the period ended:	Sept. 30, 2005[1]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
Net asset value, beginning of period	$13.16	$11.47	$8.84	$10.41
Income from investment operations:
Net investment income (loss)	0.11	0.28[3]	0.18[3]	(0.06)[3]
Net realized and unrealized gain (loss) on investments	0.74	1.93	2.59	(1.51)
Total from investment operations	0.85	2.21	2.77	(1.57)
Less distributions:
Distributions from net investment income	0.00	(0.25)	(0.14)	0.00
Distributions from net realized gain	(0.03)	(0.27)	0.00	0.00
Total distributions	(0.03)	(0.52)	(0.14)	0.00
Net asset value, end of period	$13.98	$13.16	$11.47	$8.84
Total return[4]	6.48%	19.38%	31.38%	(15.08)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,299	$757	$585	$161
Ratios to average net assets[5]:
Ratio of expenses to average net assets	0.98%	0.01%	0.01%	2.21%
Ratio of net investment income (loss) to average net assets	1.82%	2.33%	1.78%	(0.58)%
Portfolio turnover rate	37%	28%	88%	47%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5,7]	5.94%	4.78%	7.65%	52.39%
[1]	In 2005, the Fund changed its fiscal year-end from December 31 to September 30.
[2]	For the period of September 28, 2001 (commencement of Class) to December 31, 2001.
[3]	Calculated based upon average shares outstanding.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Amount calculated is less than 0.05%.
[7]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

24	International Stock Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON SEPTEMBER 28, 2001

Dec. 31, 2001[2]	Sept. 30, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001[2]
$10.00	$13.13	$11.45	$8.82	$10.40	$10.00

(0.03)	0.14	0.28[3]	0.20[3]	(0.08)[3]	(0.04)
0.44	0.66	1.92	2.58	(1.50)	0.44
0.41	0.80	2.20	2.78	(1.58)	0.40

0.00	0.00	(0.25)	(0.15)	0.00	0.00
0.00	(0.03)	(0.27)	0.00	0.00	0.00
0.00	(0.03)	(0.52)	(0.15)	0.00	0.00
$10.41	$13.90	$13.13	$11.45	$8.82	$10.40
4.10%	6.11%	19.32%	31.58%	(15.19)%	4.00%

$104	$1,702	$1,218	$727	$289	$104

2.23%	1.44%	0.00%[6]	0.00%	2.38%	2.70%
(1.12)%	1.58%	2.32%	2.01%	(0.83)%	(1.60)%
4%	37%	28%	88%	47%	4%
2.23%	6.88%	5.52%	8.58%	52.04%	2.98%

International Stock Funds Prospectus	25

International Core Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2005 and December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON SEPTEMBER 28, 2001

For the period ended:	Sept. 30, 2005[1]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001[2]
Net asset value, beginning of period	$13.12	$11.43	$8.82	$10.40	$10.00
Income from investment operations:
Net investment income (loss)	0.11	0.28[3]	0.21[3]	(0.06)[3]	(0.04)
Net realized and unrealized gain (loss) on investments	0.68	1.93	2.57	(1.52)	0.44
Total from investment operations	0.79	2.21	2.78	(1.58)	0.40
Less distributions:
Distributions from net investment income	0.00	(0.25)	(0.17)	0.00	0.00
Distributions from net realized gain	(0.03)	(0.27)	0.00	0.00	0.00
Total distributions	(0.03)	(0.52)	(0.17)	0.00	0.00
Net asset value, end of period	$13.88	$13.12	$11.43	$8.82	$10.40
Total return[4]	6.04%	19.44%	31.52%	(15.19)%	4.00%
Ratios/supplemental data:
Net assets, end of period (000s)	$325	$317	$183	$150	$104
Ratios to average net assets[5]:
Ratio of expenses to average net assets	1.40%	0.00%[6]	0.01%	2.41%	2.70%
Ratio of net investment income (loss) to average net assets	1.51%	2.31%	2.15%	(0.68)%	(1.60)%
Portfolio turnover rate	37%	28%	88%	47%	4%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5,7]	6.73%	5.51%	8.36%	52.54%	2.98%
[1]	In 2005, the Fund changed its fiscal year-end from December 31 to September 30.
[2]	For the period of September 28, 2001 (commencement of Class) to December 31, 2001.
[3]	Calculated based upon average shares outstanding.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Amount calculated is less than 0.05%.
[7]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

26	International Stock Funds Prospectus

Sub-Adviser’s Prior Performance History

New Star Institutional Managers Limited

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Core Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

New Star Composite Calendar Year Returns*

Best Qtr.:	Q4 ‘99 • 30.30%	Worst Qtr.:	Q3 ‘02 • (19.73)%

*	The composite’s year-to-date performance through September 30, 2005 was 7.32%.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
New Star Composite Performance	17.39%	(0.62)%	6.77%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.62%
[1]	MSCI Europe, Australasia, and Far East Index.

International Stock Funds Prospectus	27

International Equity Fund

Portfolio Managers:	Mark Beale; Brian Coffey; Josef Lakonishok; Richard Lewis; Puneet Mansharamani; Menno Vermeulen, CFA; Robert W. Vishny and Mark L. Yockey, CFA

Investment Objective

The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

Investment Strategies

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited; and an international growth style, sub-advised by Artisan Partners Limited Partnership.

Artisan Partners Limited Partnership (“Artisan”)

Artisan invests in non-U.S. securities by using a bottom-up investment process to seek international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan’s investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company’s market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

LSV Asset Management (“LSV”)

LSV invests in non-U.S. securities believed to be undervalued in the marketplace at the time of purchase and believed to show recent positive signals, such as an appreciation in prices and increase in earnings. In making investment decisions, LSV applies a quantitative investment model. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation).

New Star Institutional Managers Limited (“New Star”)

New Star invests in non-U.S. securities by following a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (“EVA”) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that estimates the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections.

28	International Stock Funds Prospectus

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities;

•	at least 80% of total assets in non-U.S. securities;

•	in a minimum of five countries exclusive of the U.S.;

•	up to 50% of total assets in any one country;

•	up to 25% of total assets in emerging markets; and

•	in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

We expect that the Fund’s portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” beginning on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 39. These considerations are all important to your investment choice.

International Stock Funds Prospectus	29

International Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON SEPTEMBER 24, 1997

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$11.09	$9.88	$8.46	$10.50	$15.24
Income from investment operations:
Net investment income (loss)	0.17	0.04[1]	0.04[1]	(0.01)[1]	0.01
Net realized and unrealized gain (loss) on investments	2.43	1.23	1.38	(2.03)	(4.44)
Total from investment operations	2.60	1.27	1.42	(2.04)	(4.43)
Less distributions:
Distributions from net investment income	(0.00)	(0.06)	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.31)
Total distributions	0.00	(0.06)	0.00	0.00	(0.31)
Net asset value, end of period	$13.69	$11.09	$9.88	$8.46	$10.50
Total return[2]	23.48%	12.89%	16.78%	(19.43)%	(29.59)%
Ratios/supplemental data:
Net assets, end of period (000s)	$57,496	$56,108	$52,762	$22,806	$30,727
Ratios to average net assets:
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.72%	1.75%
Ratio of net investment income (loss) to average net assets	1.24%	0.36%	0.42%	(0.08)%	0.05%
Portfolio turnover rate	46%	112%	73%	52%	36%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.66%	1.71%	1.76%	1.96%	1.81%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30	International Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON SEPTEMBER 24, 1997					CLASS C SHARES—COMMENCED ON APRIL 1, 1998

Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$10.62	$9.48	$8.19	$10.25	$14.99	$10.60	$9.47	$8.18	$10.24	$14.98

0.07	(0.05)[1]	(0.03)[1]	(0.09)[1]	(0.11)	0.06	(0.04)[1]	(0.02)[1]	(0.09)[1]	(0.07)
2.34	1.19	1.32	(1.97)	(4.32)	2.34	1.17	1.31	(1.97)	(4.36)
2.41	1.14	1.29	(2.06)	(4.43)	2.40	1.13	1.29	(2.06)	(4.43)

(0.00)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	(0.31)	0.00	0.00	0.00	0.00	(0.31)
0.00	0.00	0.00	0.00	(0.31)	0.00	0.00	0.00	0.00	(0.31)
$13.03	$10.62	$9.48	$8.19	$10.25	$13.00	$10.60	$9.47	$8.18	$10.24
22.69%	12.03%	15.75%	(20.10)%	(30.12)%	22.64%	11.93%	15.77%	(20.12)%	(30.14)%

$14,653	$14,796	$20,149	$29,107	$41,122	$1,512	$1,618	$2,530	$2,167	$2,704

2.25%	2.25%	2.25%	2.47%	2.50%	2.25%	2.25%	2.25%	2.47%	2.50%

0.49%	(0.43)%	(0.31)%	(0.83)%	(0.72)%	0.42%	(0.39)%	(0.27)%	(0.78)%	(0.69)%
46%	112%	73%	52%	36%	46%	112%	73%	52%	36%
2.41%	2.46%	2.82%	3.06%	2.70%	2.41%	2.45%	2.70%	2.96%	2.50%

International Stock Funds Prospectus	31

Sub-Adviser’s Prior Performance History

Artisan Partners Limited Partnership

The performance information shown below represents a composite of the prior performance of registered mutual funds and all discretionary accounts managed by Artisan with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Artisan Composite Calendar Year Returns*

Best Qtr.:	Q4 ’99 • 48.52%	Worst Qtr.:	Q3 ’02 • (21.41)%

*	The composite’s year-to-date performance through September 30, 2005 was 9.74%.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Artisan Composite Performance (incept. 01/01/96)	17.41%	(1.79)%	13.05%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.01%
MSCI EAFE Growth Index[2]	16.12%	(6.03)%	2.20%
[1]	MSCI Europe, Australasia, and Far East Index.
[2]	MSCI Europe, Australasia, and Far East Growth Index.

32	International Stock Funds Prospectus

Sub-Adviser’s Prior Performance History

LSV Asset Management

The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

LSV Composite Calendar Year Returns*

Best Qtr.:	Q2 ’03 • 20.86%	Worst Qtr.:	Q3 ’98 • (17.23)%

*	The composite’s year-to-date performance through September 30, 2005 was 10.58%.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	Life of Fund
LSV Composite Performance (incept. 12/31/97)	27.36%	11.04%	12.29%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.34%
MSCI EAFE Value Index[2]	24.33%	3.69%	8.30%

[1]	MSCI Europe, Australasia, and Far East Index.
[2]	MSCI Europe, Australasia, and Far East Value Index.

International Stock Funds Prospectus	33

Sub-Adviser’s Prior Performance History

New Star Institutional Managers Limited

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

New Star Composite Calendar Year Returns*

Best Qtr.:	Q4 ’99 • 30.30%	Worst Qtr.:	Q3 ’02 • (19.73)%

*	The composite’s year-to-date performance through September 30, 2005 was 7.32%.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
New Star Composite Performance	17.39%	(0.62)%	6.77%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.62%
[1]	MSCI Europe, Australasia, and Far East Index.

34	International Stock Funds Prospectus

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International Value Fund

Portfolio Managers:    Josef Lakonishok; Puneet Mansharamani; Menno Vermeulen, CFA; Robert W. Vishny

Investment Objective

The International Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We invest in the equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. We believe that these securities have the potential to produce superior future returns if their future growth exceeds the market’s low expectations.

We use a strictly quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. The Fund is expected to experience a low level of portfolio turnover.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in non-U.S. securities. We invest in the equity securities of non-U.S. companies with market capitalizations of $400 million or more, but primarily invest in those with medium to large market capitalizations. We expect to maintain diversification among the countries represented in the industry benchmark, the MSCI/EAFE index. Generally, the non-U.S. securities we hold will be traded on a stock exchange or other market in the country in which the issuer has its principal place of business or principal office, but they also may be traded in other countries, including the U.S.

We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Funds” on page 43.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” beginning on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 39. These considerations are all important to your investment choice.

36	International Stock Funds Prospectus

International Value Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON OCTOBER 31, 2003		CLASS B SHARES— COMMENCED ON APRIL 11, 2005	CLASS C SHARES— COMMENCED ON APRIL 11, 2005

For the period ended:	Sept. 30, 2005	Sept. 30, 2004[1]	Sept. 30, 2005[2]	Sept. 30, 2005[2]
Net asset value, beginning of period	$11.94	$10.00	$13.27	$13.27
Income from investment operations:
Net investment income (loss)	0.11	0.21	0.05	0.05
Net realized and unrealized gain (loss) on investments	2.68	1.73	0.77	0.77
Total from investment operations	2.79	1.94	0.82	0.82
Less distributions:
Distributions from net investment income	(0.23)	0.00	0.00	0.00
Distributions from net realized gain	(0.37)	0.00	0.00	0.00
Total distributions	(0.60)	0.00	0.00	0.00
Net asset value, end of period	$14.13	$11.94	$14.09	$14.09
Total return[3]	24.00%	19.40%	6.18%	6.18%
Ratios/supplemental data:
Net assets, end of period (000s)	$493	$23	$184	$59
Ratios to average net assets[4]:
Ratio of expenses to average net assets[5]	1.50%	1.50%	2.23%	2.23%
Ratio of net investment income (loss) to average net assets	2.21%	2.46%	1.66%	1.84%
Portfolio turnover rate[6,7]	14%	24%	14%	14%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5,8]	33.96%	282.28%	20.77%	20.85%
[1]	For the period from October 31, 2003 (commencement of Class) to September 30, 2004.
[2]	For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[6]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[7]	Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
[8]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

International Stock Funds Prospectus	37

Sub-Adviser’s Prior Performance History

LSV Asset Management (“LSV”) is the sub-adviser for the Fund and for the master portfolio in which the Fund invests. As the sub-adviser, LSV is responsible for the day-to-day investment management activities of the master portfolio. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

LSV Composite Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 20.86%	Worst Qtr.:	Q3 ‘98 • (17.23)%

*	The composite’s year-to-date performance through September 30, 2005 was 10.58%.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
LSV Composite Performance (Incepted 12/31/97)	27.36%	11.04%	12.29%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.34%
MSCI EAFE Value Index[2]	24.33%	3.69%	8.30%
[1]	MSCI/Europe, Australasia and Far East Index.
[2]	MSCI Europe, Australasia, and Far East Value Index.

38	International Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Emerging Markets Focus Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

International Stock Funds Prospectus	39

Additional Strategies and General Investment Risks

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

40	International Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		EMERGING MARKETS FOCUS	INTERNATIONAL CORE	INTERNATIONAL EQUITY	INTERNATIONAL VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●

Emerging Market Securities

Securities of companies based in countries
considered developing or to have
“emerging” stock markets. Generally, these
securities have the same type of risks as
foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●	●	●

Options

The right to buy or sell a security based on
an agreed upon price at a specified time.
Types of options used may include: options
on securities, options on a stock index and
options on stock index futures to protect
liquidity and portfolio value.

	Leverage and Liquidity Risk	●		●	●

International Stock Funds Prospectus	41

Additional Strategies and General Investment Risks

		EMERGING MARKETS FOCUS	INTERNATIONAL CORE	INTERNATIONAL EQUITY	INTERNATIONAL VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●	●	●	●

42	International Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

International Stock Funds Prospectus	43

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in the table on page 14 the fees shown for the gateway fund includes fees allocated from the master portfolio in which the Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the International Value Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the International Value Fund, Funds Management acts as an investment adviser for Fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio in which the Fund invests. Under these arrangements, if the Fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Emerging Markets Focus Fund, International Core Fund and International Value Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi- manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from

44	International Stock Funds Prospectus

the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, a Milwaukee-based registered investment adviser, co-sub advises the International Equity Fund and, in this capacity, is responsible for the day-to-day investment management activities of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of September 30, 2005, Artisan managed over $43.2 billion in assets.

LSV Asset Management (“LSV”), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser to the International Value Portfolio in which the International Value Fund invests and co-sub advises the International Equity Fund. In this capacity, the sub-adviser is responsible for the day-to-day investment management activities of the master portfolio and the Fund. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, LSV managed over $46.7 billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, a London-based U.S.-registered investment adviser, sub-advises the International Core Fund, and co-sub advises the International Equity Fund and, in this capacity is responsible for the day-to-day investment management activities of the Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of September 30, 2005, New Star managed over $12.3 billion in assets.

Wells Capital Management Incorporated (“Wells Capital Management”), and affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Markets Focus Fund and in this capacity is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

International Stock Funds Prospectus	45

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. Information regarding the Funds’ sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

46	International Stock Funds Prospectus

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

International Stock Funds Prospectus	47

A Choice of Share Classes

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS	9 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

48	International Stock Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest in a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the previous account held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge, proceeds of a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee or a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).

•	By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

International Stock Funds Prospectus	49

Reductions and Waivers of Sales Charges

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent. You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.

The following types of accounts (registered in the name of or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility under a rights of accumulation discount:

•	individual accounts;

•	joint accounts;

•	IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a Wells Fargo Advantage Funds prototype agreement;

•	403(b) accounts; and

•	accounts over which the shareholder, his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account or a solely owned business account).

Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

•	Section 529 Plan accounts;

•	accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held directly in a Wells Fargo Advantage Funds account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase; and

•	accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (i.e., 401(k) Plans) and SIMPLE IRAs established using the Wells Fargo Advantage Funds prototype agreement (but not including employer sponsored IRAs) (collectively, “Employer Sponsored Retirement Plans”).

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

50	International Stock Funds Prospectus

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	the Funds’ transfer agent;

•	broker-dealers who act as selling agents;

•	immediate family members (spouse, sibling, parent or child) of any of the above; and

•	each Fund’s sub-adviser, but only for the Fund(s) in which such sub-adviser provides investment advisory services.

•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with Funds Distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Section 529 Plan accounts.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

International Stock Funds Prospectus	51

Reductions and Waivers of Sales Charges

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

•	We waive the Class C CDSC where a Fund did not pay a sales commission at the time of purchase.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
Emerging Markets Focus	0.75%	0.75%
International Core	0.75%	0.75%
International Equity	0.75%	0.75%
International Value	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

52	International Stock Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of any Wells Fargo Advantage money market fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	The Funds impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 57 for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines

International Stock Funds Prospectus	53

Exchanges

that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

54	International Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

International Stock Funds Prospectus	55

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

•	Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in the connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling

56	International Stock Funds Prospectus

or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For each Fund in this Prospectus, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70½ according to IRS guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	due to participation in the Systematic Withdrawal Plan.

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

•	taking out a distribution or loan from a defined contribution plan.

•	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

•	transactions in Fund of Funds advised by Funds Management and transactions by Section 529 qualified tuition program portfolios.

•	if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund’s shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

International Stock Funds Prospectus	57

Your AccountHow to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

58	International Stock Funds Prospectus

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo International Equity Fund, Class C.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $1,000 (or $250 for retirement accounts) from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

International Stock Funds Prospectus	59

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, visit our Web site at www.wellsfargo.com/advantagefunds, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing and wire instructions on page 58. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 58. Be sure to have the wiring bank include your current account number and the name your account is registered in. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

60	International Stock Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative or 1-800-368-7550 to use the automated phone system to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

International Stock Funds Prospectus	61

Your Account	How to Sell Shares

•	The minimum redemption amount is $100 or the balance of your account.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

62	International Stock Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

International Stock Funds Prospectus	63

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consist of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect that the Funds in this Prospectus may be eligible for this election, but we can’t assure you that any Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid)

64	International Stock Funds Prospectus

for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees changed by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic. Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

International Stock Funds Prospectus	65

Additional Services and Other Information

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

66	International Stock Funds Prospectus

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Description of Master Portfolio

PORTFOLIO	OBJECTIVE

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

68	International Stock Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

International Stock Funds Prospectus	69

Portfolio Managers

The Portfolio Managers identified below in connection with the International Value Fund manage the Master Portfolio that the Fund currently invests in, and not the Fund itself. The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Mark Beale

International Core Fund and its predecessor since 2005

International Equity Fund since 2004

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in Economic History from the University of Sussex, England.

Frank Chiang

Emerging Markets Focus Fund and its predecessor since 1999

Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management (“Montgomery”), which he joined in 1996 to manage a dedicated emerging Asia fund. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW’s Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

Brian Coffey

International Core Fund since 2006

International Equity Fund since 2006

Mr. Coffey joined New Star in 1988. He has 17 years of investment experience and is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Mr. Coffey earned a B.Sc., in Financial Economics from the University of London.

Josephine Jiménez, CFA

Emerging Markets Focus Fund and its predecessor since 1998

Ms. Jiménez joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Jiménez was a senior portfolio manager with Montgomery, which she joined in 1991 to launch and manage the firm’s emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jiménez co-managed the Montgomery Emerging Markets Focus Fund since its inception in 1998. Prior to joining Montgomery, Ms. Jiménez was a portfolio manager at Emerging Markets Investors Corporation from 1988 through 1991. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jiménez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

Josef Lakonishok

International Equity Fund since 2004

International Value Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his B.A. degree in Economics and Statistics and his M.B.A. degree from Tel Aviv University and earned his M.S. and Ph.D. degrees in Business Administration from Cornell University.

70	International Stock Funds Prospectus

Richard Lewis

International Core Fund and its predecessor since 2005

International Equity Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree in Economics and Statistics from Bristol University, England.

Puneet Mansharamani

International Equity Fund since 2006

International Value Fund since 2006

Mr. Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Mr. Mansharamani has more than 7 years investment experience. Mr. Mansharamani earned his B.S. degree in Engineering from Delhi University, Delhi College of Engineering and his M.S. in Engineering at Case Western Reserve University, Case School of Engineering.

Menno Vermeulen, CFA

International Equity Fund since 2004

International Value Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV since 1995 and as a Partner for LSV since 1998. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his M.S. degree in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

International Equity Fund since 2004

International Value Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV since its founding in 1994. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his B.A. degree with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. degree in Economics from the Massachusetts Institute of Technology.

Mark L. Yockey, CFA

International Equity Fund since 2004

Mr. Yockey is a managing director of Artisan and Portfolio Manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the Portfolio Manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Mr. Yockey earned his B.A and M.B.A. degrees in Finance from Michigan State University.

International Stock Funds Prospectus	71

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods

72	International Stock Funds Prospectus

produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

MSCI EAFE Index (Europe, Australasia. Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada.

MSCI EAFE Value Index

The MSCI EAFE Value Index is a subset of the MSCI EAFE Index and constituents of the Index include securities from Europe, Australasia (Australia and Asia), and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

International Stock Funds Prospectus	73

Glossary

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

74	International Stock Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

Printed on Recycled paper

RT54600 02-06 026IER/P301 (02/06) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS – INSTITUTIONAL CLASS

Wells Fargo Advantage Institutional Emerging Markets Fund

Wells Fargo Advantage Overseas Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	International Stock Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

International Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Institutional Emerging Markets Fund (MIEMX)	Seeks long-term capital appreciation.

Overseas Fund (WFIIX)	Seeks long-term capital appreciation.

4	International Stock Funds Prospectus

PRINCIPAL STRATEGY

We invest in a diversified portfolio of equity securities of companies tied economically to emerging market countries.

We invest principally in non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprises. We may invest in emerging markets.

International Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund Descriptions beginning on page 15;

•	the “Additional Strategies and General Investment Risks” section beginning on page 21; and

•	the Funds’ Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

COMMON RISKS FOR THE FUNDS

Emerging Market Securities

The Funds may invest in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

Equity Securities

Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Each Fund invests in foreign investments, which are subject to additional risks including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Each Fund invests in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	International Stock Funds Prospectus

FUND	SPECIFIC RISKS

Institutional Emerging Markets Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Overseas Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

International Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Institutional Emerging Markets Fund was organized as the successor fund to the Montgomery Institutional Series: Emerging Markets Portfolio effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Institutional Emerging Markets Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

The Wells Fargo Advantage Overseas Fund was organized as the successor fund to the Strong Overseas Fund. The predecessor Strong Fund was reorganized into the Wells Fargo Advantage Fund effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Overseas Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

Prior to April 11, 2005, the Institutional Class shares of the Institutional Emerging Markets Fund were named the Select Class shares of the Montgomery Institutional Emerging Markets Fund.

Institutional Emerging Markets Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 35.21%	Worst Qtr.:	Q3 ‘98 • (23.67)%

8	International Stock Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 12/17/93)[1]	24.28%	16.73%	6.58%
Institutional Class Returns After Taxes on Distributions[1]	23.14%	16.24%	6.28%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares[1]	15.78%	14.45%	5.60%
MSCI Emerging Markets IndexSM (reflects no deduction for expenses or taxes)[2]	34.54%	19.44%	6.98%
[1]	Performance shown for the periods prior to June 9, 2003, reflects the performance of the single class of shares of the predecessor Montgomery Institutional Series: Emerging Markets Portfolio.
[2]	Morgan Stanley Capital International (MSCI) Emerging Markets Index (formerly named the MSCI Emerging Markets Free Index).

International Stock Funds Prospectus	9

Performance History

Overseas Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 53.44%	Worst Qtr.:	Q3 ‘02 • (19.59)%

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 12/31/02)[1]	8.39%	2.12%	5.71%
Institutional Class Returns After Taxes on Distributions[1]	3.30%	0.84%	4.83%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares[1]	11.01%[3]	1.55%	4.77%
MSCI EAFE® Index (reflects no deduction for expenses or taxes)[4]	13.54%	4.55%	4.68%
[1]	Performance shown for the periods from December 31, 2002 to April 8, 2005 reflects the performance of the Institutional Class shares of the predecessor Strong Overseas Fund. Performance shown for the periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund. The Fund’s Investor Class shares incepted on June 30, 1998.
[2]	The Overseas Fund’s calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[4]	MSCI Europe, Australasia, and Far East Index.

10	International Stock Funds Prospectus

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International Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None
Redemption Fee[1]	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Institutional Emerging Markets Fund	Overseas Fund
Management Fees[2]	1.10%	0.95%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[3]	0.50%	0.39%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.60%	1.34%
Fee Waivers	0.35%	0.39%

NET EXPENSES[4]	1.25%	0.95%
[1]	Deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 28 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Institutional Emerging Markets Fund is as follows: 1.10% for assets from $0 to $499 million; 1.05% for assets from $500 million to $999 million; 1.00% for assets from $1 billion to $2.99 billion; 0.975% for assets from $3 billion to $4.99 billion; and 0.95% for assets over $4.99 billion. The breakpoint schedule for the Overseas Fund is as follows: 0.95% for assets from $0 to $499 million; 0.90% for assets from $500 million to $999 million; 0.85% for assets from $1 billion to $2.99 billion; 0.825% for assets from $3 billion to $4.99 billion; and 0.80% for assets over $4.99 billion.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	For the Institutional Emerging Markets Fund, the adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. For the Overseas Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

12	International Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Institutional Emerging Markets Fund	Overseas Fund
1 YEAR	$127	$97
3 YEARS	$471	$386
5 YEARS	$838	$697
10 YEARS	$1,871	$1,579

International Stock Funds Prospectus	13

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous page is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of the Funds in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Fund offered in this Prospectus.

Permitted Investments

Provides a summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

14	International Stock Funds Prospectus

Institutional Emerging Markets Fund

Portfolio Managers:    Frank Chiang; Josephine Jiménez, CFA

Investment Objective

The Institutional Emerging Markets Fund seeks long-term capital appreciation.

Investment Strategies

We invest in a diversified equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund’s assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in emerging market securities; and

•	in a minimum of six emerging market countries in Latin America, Asia, Europe, Africa and the Middle East.

As part of our investment strategy, we may invest up to 35% of total assets in a single emerging market country.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 21. These considerations are all important to your investment choice.

International Stock Funds Prospectus	15

Institutional Emerging Markets Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2005, September 30, 2004, September 30, 2003 and June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARE — COMMENCED ON DECEMBER 17, 1993

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003[1]
Net asset value, beginning of period	$52.83	$42.29	$36.91
Income from investment operations:
Net investment income (loss)	1.17	0.71	0.07
Net realized and unrealized gain (loss) on investments	17.62	10.45	5.31
Total from investment operations	18.79	11.16	5.38
Less distributions:
Distributions from net investment income	(0.45)	(0.62)	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.45)	(0.62)	0.00
Net asset value, end of period	$71.17	$52.83	$42.29
Total return[2]	35.76%	26.09%	14.96%
Ratios/supplemental data:
Net assets, end of period (000s)	$109,973	$101,260	$82,432
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	1.67%	1.45%	0.66%
Portfolio turnover rate	109%	104%	19%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.60%	1.63%	1.63%
[1]	The Fund changed its fiscal year end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

16	International Stock Funds Prospectus

Financial Highlights

June 30, 2003	June 30, 2002	June 30, 2001
$34.41	$35.30	$47.07

0.54	0.28	0.67
2.08	(0.82)	(12.44)
2.62	(0.54)	(11.77)

(0.12)	(0.35)	0.00
0.00	0.00	0.00
(0.12)	(0.35)	0.00
$36.91	$34.41	$35.30
7.71%	(1.56)%	(24.97)%

$73,127	$66,511	$66,761

1.25%	1.30%	1.31%
1.69%	0.85%	1.17%
80%	99%	171%
1.63%	4.80%	3.18%

International Stock Funds Prospectus	17

Overseas Fund

Portfolio Managers:    Mark Beale; Brian Coffey; Richard Lewis

Investment Objective

The Overseas Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets.

We invest in non-U.S. securities by following a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (“EVA”) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that estimates the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in non-U.S. securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 21. These considerations are all important to your investment choice.

18	International Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2005 and December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES— COMMENCED ON DECEMBER 31, 2002

For the period ended:	Sept. 30, 2005[1]	Dec. 31, 2004	Dec. 31, 2003
Net asset value, beginning of period	$13.35	$11.41	$8.69
Income from investment operations:
Net investment income (loss)	0.08	0.24	0.11[2]
Net realized and unrealized gain (loss) on investments	0.76	1.96	2.74
Total from investment operations	0.84	2.20	2.85
Less distributions:
Distributions from net investment income	(0.00)	(0.26)	(0.13)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	(0.26)	(0.13)
Net asset value, end of period	$14.19	$13.35	$11.41
Total return[3]	6.30%	19.26%	32.77%
Ratios/supplemental data:
Net assets, end of period (000s)	$5,929	$180	$157
Ratios to average net assets:[4]
Ratio of expenses to average net assets	0.96%	0.85%	0.91%
Ratio of net investment income (loss) to average net assets	1.05%	1.87%	1.21%
Portfolio turnover rate[5]	111%	22%	41%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,6]	1.33%	0.91%	7.62%
[1]	In 2005, the Fund changed its fiscal year end from December 31 to September 30.
[2]	Calculated based upon average shares outstanding.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[6]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

International Stock Funds Prospectus	19

Sub-Adviser’s Prior Performance History

New Star Institutional Managers Limited

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the Overseas Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

New Star Composite Calendar Year Returns*

Best Qtr.:	Q4 ‘99 • 30.48%	Worst Qtr.:	Q3 ‘02 • (19.62)%

*	The composite’s year-to-date performance through September 30, 2005 was 7.76%

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
New Star Composite Performance	18.05%	(0.07)%	7.36%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.62%
[1]	MSCI Europe, Australasia, and Far East Index.

20	International Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage FundsSM. Certain risks of a Fund are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Institutional Emerging Markets Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of the shareholders to do so. During these periods, the Fund may not achieve its objective.

•	Funds may use various derivative investments, such as options or futures contracts. The term ”derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

International Stock Funds Prospectus	21

Additional Strategies and General Investment Risks

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Funds and a table showing some of the additional investment practices the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets as defined in the Glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity, greater price volatility and those risks related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists, and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportional effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

22	International Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		INSTITUTIONAL EMERGING MARKETS	OVERSEAS

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk.	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to the limits imposed by the Investment Company Act of 1940 (“1940 Act”) (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk	●	●

International Stock Funds Prospectus	23

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

24	International Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Institutional Emerging Markets Fund. In this capacity it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the Overseas Fund and in this capacity is responsible for the day-to-day investment management activities of the Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of September 30, 2005, New Star managed over $12.3 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of the Funds’ operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct the Funds’ business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

International Stock Funds Prospectus	25

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

26	International Stock Funds Prospectus

How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least $100 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Section 529 Plans;

•	Fund of Funds managed by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $5 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing

International Stock Funds Prospectus	27

Your Account

“shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the Funds, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order the meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

•	taking out a distribution or loan from a defined contribution plan.

28	International Stock Funds Prospectus

How to Buy Shares

•	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

•	transactions in Fund of Funds advised by Funds Management and transactions by Section 529 qualified tuition program portfolios.

•	if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund’s shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Funds will not assess a redemption fee on redemptions of shares held through such accounts.

International Stock Funds Prospectus	29

Your Account	How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Your redemption proceeds are net of any applicable redemption fee.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

30	International Stock Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	The Funds impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 28 for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

International Stock Funds Prospectus	31

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

32	International Stock Funds Prospectus

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as its direct investment in certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Funds in this Prospectus may be eligible for this election, but we can’t assure you that either Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

International Stock Funds Prospectus	33

Other Information

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage to the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

34	International Stock Funds Prospectus

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Mark Beale

Overseas Fund and its predecessor since 2005

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in Economic History from the University of Sussex, England.

Frank Chiang

Institutional Emerging Markets Fund and its predecessor since 1999

Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery, which he joined in 1996 to manage a dedicated emerging Asia fund. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW’s Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

Brian Coffey

Overseas Fund since 2006

Mr. Coffey joined New Star in 1988. He has 17 years of investment experience and is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Mr. Coffey earned a B.Sc. in Financial Economics from the University of London.

Josephine Jiménez, CFA

Institutional Emerging Markets Fund and its predecessor since 1993.

Ms. Jiménez joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Jiménez was a senior portfolio manager with Montgomery Asset Management (“Montgomery”), which she joined in 1991 to launch and manage the firm’s emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jiménez managed the Montgomery Emerging Markets Portfolio since 1993. Prior to joining Montgomery, Ms. Jiménez was a portfolio manager at Emerging Markets Investors Corporation from 1988 through 1991. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jiménez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

Richard Lewis

Overseas Fund and its predecessor since 2005

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. S. degree in Economics and Statistics from Bristol University, England.

International Stock Funds Prospectus	35

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends.

ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation

An increase in the value of a security.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Financial markets associated with a country that is considered by the international financial community and international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, to have an “emerging” stock market. These financial markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

36	International Stock Funds Prospectus

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of the Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

International Stock Funds Prospectus	37

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266 Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site:

www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54602 02-06

026IEIT/P304 (02/06)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS – ADMINISTRATOR CLASS

Wells Fargo Advantage Emerging Markets Focus Fund

Wells Fargo Advantage International Core Fund

Wells Fargo Advantage International Equity Fund

Wells Fargo Advantage International Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	International Stock Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

International Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Emerging Markets Focus Fund (MNEFX)	Seeks long-term capital appreciation.

International Core Fund (WFIDX)	Seeks long-term capital appreciation.

International Equity Fund (WFIEX)	Seeks total return with an emphasis on long-term capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

International Value Fund (WFVDX)	Seeks long-term capital appreciation.

4	International Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest in a focused portfolio consisting of equity securities of 20 to 40 companies that are tied economically to emerging market countries.

We invest principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprises. We may invest in emerging markets.

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited; and an international growth style, sub-advised by Artisan Partners Limited Partnership.

The Fund is a gateway fund that invests principally in non-U.S. securities. We select securities for the Fund by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

International Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 18;

•	the “Additional Strategies and General Investment Risks” section beginning on page 35; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Emerging Market Securities

The Funds may invest in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	International Stock Funds Prospectus

FUND	SPECIFIC RISKS

Emerging Markets Focus Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

International Core Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

International Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

International Value Fund	The Fund is primarily subject to “Equity Securities”, “Foreign Investments”, and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

International Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor. The predecessor Montgomery Fund was reorganized into the Wells Fargo Advantage Fund effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Emerging Markets Focus Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

The Wells Fargo Advantage International Core Fund was organized as the successor fund to the Strong Advisor International Core Fund. The predecessor Strong Fund was reorganized into the Wells Fargo Advantage Fund effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage International Core Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

Prior to April 11, 2005, the Administrator Class shares of all of the Funds in this Prospectus except the International Core Fund were named the Institutional Class shares.

8	International Stock Funds Prospectus

Emerging Markets Focus Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 44.29%	Worst Qtr.:	Q3 ‘01 • (22.71)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 12/31/97)[1]	20.14%	16.24%	15.17%
Administrator Class Returns After Taxes on Distributions[1]	19.30%	15.95%	14.78%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares[1]	13.09%	14.14%	13.34%
MSCI Emerging Markets IndexSM (reflects no deduction for expenses or taxes)[2]	34.54%	19.44%	9.69%
[1]	Performance shown for the periods prior to June 9, 2003 reflects the performance of the Class R shares of the predecessor Montgomery Emerging Markets Focus Fund.
[2]	Morgan Stanley Capital International (MSCI) Emerging Markets Index (formerly named the MSCI Emerging Markets Free Index).

International Stock Funds Prospectus	9

Performance History

International Core Fund Administrator Class Calendar Year Returns*1

Best Qtr.:	Q2 ‘03 • 15.21%	Worst Qtr.:	Q3 ‘02 • (15.81)%

*	Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 4/11/05)[1]	2.48%	8.59%
Administrator Class Returns After Taxes on Distributions[1]	0.30%	7.76%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares[1]	3.48%[2]	7.21%
MSCI EAFE® Index (reflects no deduction for expenses or taxes)[3]	13.54%	13.32%
[1]	Performance shown reflects the performance of the Class A shares of the predecessor Strong Advisor International Core Fund and for the periods since the inception of this Class reflects the performance of the Class A shares of the Fund, and for average annual total returns, includes fees and expenses that are not applicable to and are higher than those of the Administrator Class shares. The Class A shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same fees and expenses. The Fund’s Class A shares incepted on September 28, 2001.
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	MSCI Europe, Australasia, and Far East Index.

10	International Stock Funds Prospectus

International Equity Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 33.85%	Worst Qtr.:	Q3 ‘02 • (21.81)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	12.15%	0.21%	4.98%
Administrator Class Returns After Taxes on Distributions[1]	11.62%	0.03%	4.76%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares[1]	7.90%	0.07%	4.22%
MSCI EAFE Index (reflects no deduction for expenses or taxes)[2]	13.54%	4.55%	5.09%
[1]	Performance shown for the periods prior to the inception of this Class reflects the performance of the Class A shares of the Fund, adjusted to reflect the expenses of the Administrator Class shares. The Fund incepted on September 24, 1997.
[2]	MSCI Europe, Australasia, and Far East Index.

International Stock Funds Prospectus	11

Performance History

International Value Fund Administrator Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘04 • 14.57%	Worst Qtr.:	Q2 ‘05 • (1.52)%

*	Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 4/11/05)[1]	4.19%	17.76%
Administrator Class Returns After Taxes on Distributions[1]	4.13%	16.86%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares[1]	2.78%	14.75%
MSCI EAFE Value Index (reflects no deduction for expenses or taxes)[2,3]	14.39%	23.74%
MSCI EAFE Index (reflects no deduction for expenses or taxes)[4]	13.54%	20.75%
[1]	Performance shown reflects the performance of the Fund’s Class A shares, and for average annual total returns, includes fees and expenses that are not applicable to and are higher than those of the Administrator Class shares. The Class A shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund’s Class A shares incepted on October 31, 2003.
[2]	MSCI Europe, Australasia, and Far East Value Index.
[3]	The Fund has selected the MSCI EAFE Value Index to replace the MSCI EAFE Index as its benchmark index going forward because the MSCI EAFE Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[4]	MSCI Europe, Australasia, and Far East Index.

12	International Stock Funds Prospectus

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International Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None
Redemption Fee[1]	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Emerging Markets Focus Fund	International Core Fund	International Equity Fund	International Value Fund[5]
Management Fees[2]	1.10%	0.95%	0.94%	0.95%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.66%	4.66%	0.47%	19.14%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.76%	5.61%	1.41%	20.09%
Fee Waivers	0.16%	4.36%	0.16%	18.84%

NET EXPENSES[4]	1.60%	1.25%	1.25%	1.25%
[1]	Deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 44 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for each Fund’s, except the International Value Fund’s, management fees; and the master portfolio’s management fee in which the International Value Fund invests. The management fees charged to the Funds/master portfolio will decline as a Fund’s/master portfolio’s assets grow and will continue to be based on a percentage of the Fund’s/master portfolio’s average daily net assets. The breakpoint schedule for the Emerging Markets Focus Fund is as follows: 1.10% for assets from $0 to $499 million; 1.05% for assets from $500 million to $999 million; 1.00% for assets from $1 billion to $2.99 billion; 0.975% for assets from $3 billion to $4.99 billion; and 0.95% for assets over $4.99 billion. The breakpoint schedule for the International Core Fund, International Equity Fund and the master portfolio in which the International Value Fund invests substantially all its assets is as follows: 0.95% for assets from $0 to $499 million; 0.90% for assets from $500 million to $999 million; 0.85% for assets from $1 billion to $2.99 billion; 0.825% for assets from $3 billion to $4.99 billion; and 0.80% for assets over $4.99 billion.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the International Core Fund and the International Value Fund are based on expenses incurred since the Class’s inception and are annualized.
[4]	For the Emerging Markets Focus Fund and International Equity Fund, the adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. For the International Core Fund and the International Value Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[5]	Expenses for the International Value Fund include expenses allocated from the master portfolio in which the Fund invests.

14	International Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Emerging Markets Focus Fund	International Core Fund	International Equity Fund	International Value Fund
1 YEAR	$163	$127	$127	$127
3 YEARS	$539	$1,284	$431	$3,691
5 YEARS	$939	$—	$756	$—
10 YEARS	$2,060	$—	$1,677	$—

International Stock Funds Prospectus	15

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The International Value Fund is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

Provides a summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

16	International Stock Funds Prospectus

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Emerging Markets Focus Fund

Portfolio Managers:    Frank Chiang; Josephine Jiménez, CFA

Investment Objective

The Emerging Markets Focus Fund seeks long-term capital appreciation.

Investment Strategies

We invest in a focused equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund’s assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in emerging market securities;

•	in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East; and

•	in 20 to 40 companies.

As part of our investment strategy, we may invest up to 50% of total assets in a single emerging market country.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 35. These considerations are all important to your investment choice.

18	International Stock Funds Prospectus

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Emerging Markets Focus Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2005, September 30, 2004, September 30, 2003 and June 30, 2003. Pricewaterhouse Coopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR SHARE CLASS—COMMENCED ON DECEMBER 31, 1997

For the period ended:	Sept. 30, 2005	Sept. 30, 2004
Net asset value, beginning of period	$20.55	$17.64
Income from investment operations:
Net investment income (loss)	0.22[2]	0.06[2]
Net realized and unrealized gain (loss) on investments	6.81	2.85
Total from investment operations	7.03	2.91
Less distributions:
Distributions from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$27.58	$20.55
Total return[3]	34.21%	16.43%
Ratios/supplemental data:
Net assets at end of period (000s)	$73,406	$50,376
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.60%	1.60%
Ratio of net investment income (loss) to average net assets	0.92%	0.30%
Portfolio turnover rate	184%	225%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.76%	1.69%
[1]	The Fund changed its fiscal year end from June 30 to September 30.
[2]	Calculated based upon average shares outstanding.
[3]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	During each period various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20	International Stock Funds Prospectus

Financial Highlights

Sept. 30, 2003[1]	June 30, 2003	June 30, 2002	June 30, 2001
$15.16	$14.41	$14.00	$16.57

0.03[2]	0.30	0.07	0.20
2.45	0.54	0.44	(2.73)
2.48	0.84	0.51	(2.53)

0.00	(0.09)	(0.10)	(0.04)
0.00	0.00	0.00	0.00
0.00	(0.09)	(0.10)	(0.04)
$17.64	$15.16	$14.41	$14.00
16.42%	5.79%	3.80%	(15.26)%

$29,273	$25,784	$22,974	$10,156

1.55%	1.52%	1.59%	1.72%
0.73%	2.43%	0.60%	1.68%
49%	210%	206%	182%
1.70%	2.16%	4.66%	4.37%

International Stock Funds Prospectus	21

International Core Fund

Portfolio Managers:    Mark Beale; Brian Coffey; and Richard Lewis

Investment Objective

The International Core Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets.

We invest in non-U.S. securities by following a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (“EVA”) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that estimates the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in non-U.S. securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 35. These considerations are all important to your investment choice.

22	International Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
ADMINISTRATOR SHARE CLASS—COMMENCED ON APRIL 11, 2005

For the period ended:	Sept. 30, 2005[1]
Net asset value, beginning of period	$13.23
Income from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investments	0.68
Total from investment operations	0.76
Less distributions:
Distributions from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$13.99
Total return[2]	5.74%
Ratios/supplemental data:
Net assets, end of period (000s)	$16
Ratios to average net assets:[3]
Ratio of expenses to average net assets	1.41%
Ratio of net investment income (loss) to average net assets	1.53%
Portfolio turnover rate	106%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses3,[4]	5.60%
[1]	For the period from April 11, 2005 (commencement of Class) to September 30, 2005.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

International Stock Funds Prospectus	23

Sub-Adviser’s Prior Performance History

New Star Institutional Managers Limited

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Core Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

New Star Composite Calendar Year Returns*

Best Qtr.:	Q4 ‘99 • 30.38%	Worst Qtr.:	Q3 ‘02 • (19.69)%

*	The composite’s year-to-date performance through September 30, 2005 was 7.52%.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
New Star Composite Performance	17.68%	(0.37)%	7.04%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.62%
[1]	MSCI Europe, Australasia, and Far East Index.

24	International Stock Funds Prospectus

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International Equity Fund

Portfolio Managers:    Mark Beale; Brian Coffey; Josef Lakonishok; Richard Lewis; Puneet

Mansharamani; Menno Vermeulen, CFA; Robert W. Vishny and Mark L. Yockey, CFA

Investment Objective

The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

Investment Strategies

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited; and an international growth style, sub-advised by Artisan Partners Limited Partnership.

Artisan Partners Limited Partnership (“Artisan”)

Artisan invests in non-U.S. securities by using a bottom-up investment process to seek international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan’s investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company’s market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

LSV Asset Management (“LSV”)

LSV invests in non-U.S. securities believed to be undervalued in the marketplace at the time of purchase and believed to show recent positive signals, such as an appreciation in prices and increase in earnings. In making investment decisions, LSV applies a quantitative investment model. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation).

New Star Institutional Managers Limited (“New Star”)

New Star invests in non-U.S. securities by following a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (“EVA”) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that estimates the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections.

26	International Stock Funds Prospectus

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities;

•	at least 80% of total assets in non-U.S. securities;

•	in a minimum of five countries exclusive of the U.S.;

•	up to 50% of total assets in any one country;

•	up to 25% of total assets in emerging markets; and

•	in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

We expect that the Fund’s portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 35. These considerations are all important to your investment choice.

International Stock Funds Prospectus	27

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR SHARE CLASS—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$11.08	$9.87	$8.46	$10.47	$15.17
Income from investment operations:
Net investment income (loss)	0.17[1]	0.07[1]	0.08[1]	0.02[1]	0.01
Net realized and unrealized gain (loss) on investments	2.48	1.22	1.34	(2.03)	(4.40)
Total from investment operations	2.65	1.29	1.42	(2.01)	(4.39)
Less distributions:
Distributions from net investment income	(0.04)	(0.08)	(0.01)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.31)
Total distributions	(0.04)	(0.08)	(0.01)	0.00	(0.31)
Net asset value, end of period	$13.69	$11.08	$9.87	$8.46	$10.47
Total return[2]	23.94%	13.11%	16.83%	(19.20)%	(29.47)%
Ratios/supplemental data:
Net assets, end of period (000s)	$594,488	$394,649	$266,099	$372,380	$108,796
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.44%	1.50%
Ratio of net investment income (loss) to average net assets	1.54%	0.64%	0.76%	0.31%	0.31%
Portfolio turnover rate	46%	112%	73%	52%	36%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.41%	1.38%	1.34%	1.46%	1.53%
[1]	Calculated based upon average shares outstanding.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28	International Stock Funds Prospectus

Sub-Adviser’s Prior Performance History

Artisan Partners Limited Partnership

The performance information shown below represents a composite of the prior performance of registered mutual funds and all discretionary accounts managed by Artisan with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Artisan Composite Calendar Year Returns*

Best Qtr.:	Q4 ’99 • 48.61%	Worst Qtr.:	Q3 ’02 • (21.36)%

*	The composite’s year-to-date performance through September 30, 2005 was 9.95%.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
Artisan Composite Performance (incept. 01/01/96)	17.70%	(1.55)%	13.32%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.01%
MSCI EAFE Growth Index[2]	16.12%	(6.03)%	2.20%
[1]	MSCI Europe, Australasia, and Far East Index.
[2]	MSCI Europe, Australasia, and Far East Growth Index.

International Stock Funds Prospectus	29

Sub-Adviser’s Prior Performance History

LSV Asset Management

The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

LSV Composite Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 20.94%	Worst Qtr.:	Q3 ‘98 • (17.18)%

*	The composite’s year-to-date performance through September 30, 2005 was 10.79%.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
LSV Composite Performance (incept. 12/31/97)	27.68%	11.32%	12.57%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.34%
MSCI EAFE Value Index[2]	24.33%	3.69%	8.30%
[1]	MSCI Europe, Australasia, and Far East Index.
[2]	MSCI Europe, Australasia, and Far East Value Index.

30	International Stock Funds Prospectus

New Star Institutional Managers Limited

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

New Star Composite Calendar Year Returns*

Best Qtr.:	Q4 ‘99 • 30.38%	Worst Qtr.:	Q3 ‘02 • (19.69)%

*	The composite’s year-to-date performance through September 30, 2005 was 7.52%.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
New Star Composite Performance	17.68%	(0.37)%	7.04%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.62%
[1]	MSCI Europe, Australasia, and Far East Index.

International Stock Funds Prospectus	31

International Value Fund

Portfolio Managers:    Josef Lakonishok; Puneet Mansharamani; Menno Vermeulen, CFA;

Robert W. Vishny

Investment Objective

The International Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We invest in the equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. We believe that these securities have the potential to produce superior future returns if their future growth exceeds the market’s low expectations.

We use a strictly quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. The Fund is expected to experience a low level of portfolio turnover.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in non-U.S. securities. We invest in the equity securities of non-U.S. companies with market capitalizations of $400 million or more, but primarily invest in those with medium to large market capitalizations. We expect to maintain diversification among the countries represented in the industry benchmark, the MSCI/EAFE index. Generally, the non-U.S. securities we hold will be traded on a stock exchange or other market in the country in which the issuer has its principal place of business or principal office, but they also may be traded in other countries, including the U.S.

We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Funds” on page 40.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 35. These considerations are all important to your investment choice.

32	International Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
ADMINISTRATOR SHARE CLASS—COMMENCED ON APRIL 11, 2005

For the period ended:	Sept. 30, 2005[1]
Net asset value, beginning of period	$13.27
Income from investment operations:
Net investment income (loss)	0.18
Net realized and unrealized gain (loss) on investments	0.70
Total from investment operations	0.88
Less distributions:
Distributions from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$14.15
Total return[2]	6.63%
Ratios/supplemental data:
Net assets, end of period (000s)	$207
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.25%[4]
Ratio of net investment income (loss) to average net assets	3.07%
Portfolio turnover rate[5,6]	14%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,7]	20.19%[4]
[1]	For the period of April 11, 2005 (commencement of Class) to September 30, 2005.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[6]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[7]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

International Stock Funds Prospectus	33

Sub-Adviser’s Prior Performance History

LSV Asset Management (“LSV”) is the sub-adviser for the Fund and for the master portfolio in which the Fund invests. As the sub-adviser, LSV is responsible for the day-to-day investment management activities of the master portfolio. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

LSV Composite Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 20.94%	Worst Qtr.:	Q3 ‘98 • (17.18)%

*	The composite’s year-to-date performance through September 30, 2005 was 10.79%.

Average annual total returns for the period ended 12/31/04	1 year	5 years	Life of Fund
LSV Composite Performance (Incepted 12/31/97)	27.68%	11.32%	12.57%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.34%
MSCI EAFE Value Index[2]	24.33%	3.69%	8.30%
[1]	MSCI Europe, Australasia and Far East Index.
[2]	MSCI Europe, Australasia, and Far East Value Index.

34	International Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Emerging Markets Focus Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets and are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

International Stock Funds Prospectus	35

Additional Strategies and General Investment Risks

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

36	International Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		EMERGING MARKETS FOCUS	INTERNATIONAL CORE	INTERNATIONAL EQUITY	INTERNAITONAL VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●

Emerging Market Securities

Securities of companies based in countries
considered developing or to have
“emerging” stock markets. Generally, these
securities have the same type of risks as
foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●	●	●

Options

The right to buy or sell a security based on
an agreed upon price at a specified time.
Types of options used may include: options
on securities, options on a stock index and
options on stock index futures to protect
liquidity and portfolio value.

	Leverage and Liquidity Risk	●		●	●

International Stock Funds Prospectus	37

Additional Strategies and General Investment Risks

		EMERGING MARKETS FOCUS	INTERNATIONAL CORE	INTERNATIONAL EQUITY	INTERNATIONAL VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●	●	●	●

38	International Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

International Stock Funds Prospectus	39

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in the table on page 14, the fees shown for the gateway fund includes fees allocated from the master portfolio in which the Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the International Value Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the gateway Fund, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

The gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Emerging Markets Focus Fund, International Core Fund and International Value Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the

40	International Stock Funds Prospectus

SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, a Milwaukee-based registered investment adviser, co-sub advises the International Equity Fund and, in this capacity is responsible for the day-to-day investment management activities of the Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of September 30, 2005, Artisan managed over $43.2 billion in assets.

LSV Asset Management (“LSV”), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser to the International Value Portfolio in which the International Value Fund invests and co-sub advises the International Equity Fund. In this capacity, the sub-adviser is responsible for the day-to-day investment management activities of the master portfolio and the Fund. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, LSV managed over $46.7 billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, a London-based U.S.-registered investment adviser, sub-advises the International Core Fund, and co-sub advises the International Equity Fund and, in this capacity is responsible for the day-to-day investment management activities of the Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of September 30, 2005, New Star managed over $12.3 billion in assets.

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Markets Focus Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of these Funds pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

International Stock Funds Prospectus	41

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

42	International Stock Funds Prospectus

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least $10 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee;

•	Registered investment adviser mutual fund wrap programs that charge an asset based fee;

•	Section 529 Plans;

•	Fund of Funds managed by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $1 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and

International Stock Funds Prospectus	43

Your Account	How to Buy Shares

confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For each Fund in this Prospectus, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

•	taking out a distribution or loan from a defined contribution plan.

•	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

•	transactions in Fund of Funds advised by Funds Management and transactions by Section 529 qualified tuition program portfolios.

•	if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund’s shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

44	International Stock Funds Prospectus

How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Your redemption proceeds are net of any applicable redemption fee.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

International Stock Funds Prospectus	45

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

•	Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 44 for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from

46	International Stock Funds Prospectus

Exchanges

purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

International Stock Funds Prospectus	47

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders, if any, will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consist of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect that the Funds in this Prospectus may be eligible for this election, but we can’t assure you that any Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

48	International Stock Funds Prospectus

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming the transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

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Other Information

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are require to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

50	International Stock Funds Prospectus

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Description of Master Portfolio

PORTFOLIO	OBJECTIVE

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

52	International Stock Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

International Stock Funds Prospectus	53

Portfolio Managers

The Portfolio Managers identified below in connection with the International Value Fund manage the Master Portfolio that the Fund currently invests in, and not the Fund itself. The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Mark Beale

International Core Fund and its predecessor since 2005

International Equity Fund since 2004

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in Economic History from the University of Sussex, England.

Frank Chiang

Emerging Markets Focus Fund and its predecessor since 1999

Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management (“Montgomery”), which he joined in 1996 to manage a dedicated emerging Asia fund. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW’s Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

Brian Coffey

International Core Fund since 2006

International Equity Fund since 2006

Mr. Coffey joined New Star in 1988. He has 17 years of investment experience and is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Mr. Coffey earned a B.Sc. in Financial Economics from the University of London.

Josephine Jiménez, CFA

Emerging Markets Focus Fund and its predecessor since 1998

Ms. Jiménez joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Jiménez was a senior portfolio manager with Montgomery, which she joined in 1991 to launch and manage the firm’s emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jiménez co-managed the Montgomery Emerging Markets Focus Fund since its inception in 1998. Prior to joining Montgomery, Ms. Jiménez was a portfolio manager at Emerging Markets Investors Corporation from 1988 through 1991. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jiménez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

Josef Lakonishok

International Equity Fund since 2004

International Value Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his B.A. degree in Economics and Statistics and his M.B.A. degree from Tel Aviv University and earned his M.S. and Ph.D. degrees in Business Administration from Cornell University.

54	International Stock Funds Prospectus

Richard Lewis

International Core Fund and its predecessor since 2005

International Equity Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree in Economics and Statistics from Bristol University, England.

Puneet Mansharamani

International Equity Fund since 2006

International Value Fund since 2006

Mr. Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Mr. Mansharamani has more than 7 years investment experience. Mr. Mansharamani earned his B.S. degree in Engineering from Delhi University, Delhi College of Engineering and his M.S. in Engineering at Case Western Reserve University, Case School of Engineering.

Menno Vermeulen, CFA

International Equity Fund since 2004

International Value Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV since 1995 and as a Partner for LSV since 1998. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his M.S. degree in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

International Equity Fund since 2004

International Value Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV since its founding in 1994. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his B.A. degree with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. degree in Economics from the Massachusetts Institute of Technology.

Mark L. Yockey, CFA

International Equity Fund since 2004

Mr. Yockey is a managing director of Artisan and Portfolio Manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the Portfolio Manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Mr. Yockey earned his B.A. and M.B.A degrees in Finance from Michigan State University.

International Stock Funds Prospectus	55

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

56	International Stock Funds Prospectus

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the Distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

MSCI EAFE Index (Europe, Australasia, Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada.

MSCI EAFE Value Index

The MSCI EAFE Value Index is a subset of the MSCI EAFE Index and constituents of the Index include securities from Europe, Australasia (Australia and Asia), and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

International Stock Funds Prospectus	57

Glossary

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

58	International Stock Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email:wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54601 02-06 026IEAM/P303 (02/06) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS – INVESTOR CLASS

Wells Fargo Advantage Asia Pacific Fund

Wells Fargo Advantage Overseas Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	International Stock Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

International Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Asia Pacific Fund (SASPX)	Seeks long-term capital appreciation.

Overseas Fund (SOVRX)	Seeks long-term capital appreciation.

4	International Stock Funds Prospectus

PRINCIPAL STRATEGY

We invest principally in equity securities from companies incorporated in Asia or the Pacific Basin (excluding the U.S.). We look for companies with the potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management.

We invest principally in non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprises. We may invest in emerging markets.

International Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund Descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 18; and

•	the Funds’ Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

COMMON RISKS FOR THE FUNDS

Emerging Market Securities

The Funds may invest in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

Equity Securities

Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Each Fund invests in foreign investments, which are subject to additional risks including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

The Funds may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	International Stock Funds Prospectus

FUND	SPECIFIC RISKS

Asia Pacific Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. In addition, because the Fund’s investments are focused on a single region, its shares are likely to fluctuate more than funds that invest in a broader range of countries.

Overseas Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

International Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Asia Pacific Fund and Wells Fargo Advantage Overseas Fund were organized as the successor funds to the Strong Asia Pacific Fund and Strong Overseas Fund, respectively. The predecessor funds were reorganized into the corresponding Wells Fargo Advantage Fund effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Asia Pacific Fund and Wells Fargo Advantage Overseas Fund for the periods prior to each Fund’s reorganization reflects the historical information for its predecessor fund.

Asia Pacific Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q2 ‘99 • 37.39%	Worst Qtr.:	Q4 ‘97 • (22.45)%

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Investor Class Returns Before Taxes (Incept. 12/31/93)[1]	27.65%	14.74%	5.31%
Investor Class Returns After Taxes on Distributions[1]	23.15%	13.30%	4.12%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares[1]	18.12%	12.05%	3.84%
MSCI AC Asia Pacific Index (reflects no deduction for expenses or taxes)[3]	23.77%	8.49%	1.57%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the predecessor Strong Asia Pacific Fund.
[2]	The Asia Pacific Fund’s calendar year total return for the period ending 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
[3]	Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index.

8	International Stock Funds Prospectus

Overseas Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 53.44%	Worst Qtr.:	Q3 ‘02 • (19.59)%

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Investor Class Returns Before Taxes (Incept. 6/30/98)[1]	7.88%	1.76%	5.46%
Investor Class Returns After Taxes on Distributions[1]	2.99%	0.59%	4.65%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares[1]	10.67%[3]	1.30%	4.60%
MSCI EAFE® Index (reflects no deduction for expenses or taxes)[4]	13.54%	4.55%	4.68%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the predecessor Strong Overseas Fund.
[2]	The Overseas Fund’s calendar year total return for the period ending 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before tax returns when a net capital loss occurs upon the redemption of Fund shares.
[4]	MSCI Europe Australasia, and Far East Index.

International Stock Funds Prospectus	9

International Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None
Redemption Fee[1]	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Asia Pacific Fund	Overseas Fund
Management Fees[2]	1.10%	0.95%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[3]	0.90%	0.94%

TOTAL ANNUAL FUND OPERATING EXPENSES	2.00%	1.89%
Fee Waivers	0.35%	0.43%

NET EXPENSES[4]	1.65%	1.46%
[1]	Deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 26 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Fund will decline as a Funds’ assets grow and will continue to be based on a percentage of the Funds’ average daily net assets. The breakpoint schedule for the Asia Pacific Fund is as follows: 1.10% for assets from $0 to $499 million; 1.05% for assets from $500 million to $999 million; 1.00% for assets from $1 billion to $2.99 billion; 0.975% for assets from $3 billion to $4.99 billion; and 0.95% for assets over $4.99 billion. The breakpoint schedule for the Overseas Fund is as follows: 0.95% for assets from $0 to $499 million; 0.90% for assets from $500 million to $999 million; 0.85% for assets from $1 billion to $2.99 billion; 0.825% for assets from $3 billion to $4.99 billion; and 0.80% for assets over $4.99 billion.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	International Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Asia Pacific Fund	Overseas Fund
1 YEAR	$368	$349
3 YEARS	$594	$552
5 YEARS	$1,045	$981
10 YEARS	$2,299	$2,177

International Stock Funds Prospectus	11

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous page is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of the Funds in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Fund offered in this Prospectus.

Permitted Investments

Provides a summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	International Stock Funds Prospectus

Asia Pacific Fund

Portfolio Manager:    Anthony L. T. Cragg

Investment Objective

The Asia Pacific Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in Asia Pacific Basin securities that we believe have the potential for above average sales and earnings growth, overall financial strength, competitive advantages and capable management. We define Asia Pacific Basin securities as securities: (1) issued by companies with their principal place of business or principal office in the Asia Pacific Basin; (2) issued by companies for which the principal securities trading market is the Asia Pacific Basin; (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in the Asia Pacific Basin or that have at least 50% of their assets in the Asia Pacific Basin; or (4) issued by Asia Pacific Basin governmental issuers.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in Asia Pacific Basin securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. In addition, because the Fund’s investments are focused on a single region, its shares are likely to fluctuate more than funds that invest in a broader range of countries.

You should consider these risks, along with The “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

International Stock Funds Prospectus	13

Asia Pacific Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2005 and December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR SHARE CLASS—COMMENCED ON DECEMBER 31, 1993

For the period ended:	Sept 30, 2005[1]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000[2]	Oct. 31, 2000
Net asset value, beginning of period	$10.22	$8.98	$5.66	$6.18	$7.13	$7.79	$9.62
Income from investment operations:
Net investment income (loss)	0.07	0.05	0.03	0.00	(0.06)	0.00	(0.19)
Net realized and unrealized gain (loss) on investments	1.47	1.75[3]	3.38[4]	(0.48)	(0.83)	(0.30)	(1.24)
Total from investment operations	1.54	1.80	3.41	(0.48)	(0.89)	(0.30)	(1.43)
Less distributions:
Distributions from net investment income	(0.05)	(0.03)	(0.09)	(0.04)	(0.06)	(0.36)	(0.40)
Distributions from net realized gain	(0.18)	(0.53)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.23)	(0.56)	(0.09)	(0.04)	(0.06)	(0.36)	(0.40)
Net asset value, end of period	$11.53	$10.22	$8.98	$5.66	$6.18	$7.13	$7.79
Total return[5]	15.38%	20.45%	60.25%	(7.78)%	(12.50)%	(3.84)%	(16.22)%
Ratios/supplemental data:
Net assets, end of period (000s)	$186,088	$126,395	$93,041	$57,458	$38,146	$56,479	$57,255
Ratios to average net assets[6]:
Ratio of expenses to average net assets	1.69%	1.74%	1.69%	1.97%	2.02%	2.00%	1.68%
Ratio of net investment income (loss) to average net assets	1.08%	0.57%	0.53%	(0.43)%	(0.18)%	(0.29)%	(0.30)%
Portfolio turnover rate	117%	153%	286%	159%	166%	23%	182%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[6,7]	1.92%	1.80%	1.97%	2.30%	2.35%	2.00%	1.68%
[1]	In 2005, the Fund changed its fiscal year-end from December 31 to September 30.
[2]	In 2000, the Fund changed its fiscal year-end from October 31 to December 31.
[3]	Includes $0.01 in redemption fees.
[4]	Includes $0.03 in redemption fees.
[5]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.
[7]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

14	International Stock Funds Prospectus

Overseas Fund

Portfolio Managers:    Mark Beale; Brian Coffey; Richard Lewis

Investment Objective

The Overseas Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets.

We invest in non-U.S. securities by following a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (“EVA”) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that estimates the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in non-U.S. securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

International Stock Funds Prospectus	15

Overseas Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2005 and December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARE—COMMENCED ON JUNE 30, 1998

For the period ended:	Sept. 30, 2005[1]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000[2]	Oct. 31, 2000
Net asset value, beginning of period	$13.35	$11.41	$8.69	$10.86	$13.66	$15.17	$14.37
Income from investment operations:
Net investment income (loss)	0.29	0.14	0.07[3]	(0.01)	0.01	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.50	1.95	2.72[4]	(2.16)	(2.63)	(1.48)	0.84
Total from investment operations	0.79	2.09	2.79	(2.17)	(2.62)	(1.51)	0.80
Less distributions:
Distributions from net investment income	(0.00)	(0.15)	(0.07)	0.00	(0.18)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	(0.15)	(0.07)	0.00	(0.18)	0.00	0.00
Net asset value, end of period	$14.14	$13.35	$11.41	$8.69	$10.86	$13.66	$15.17
Total return[5]	5.93%	18.29%	32.16%	(19.98)%	(19.15)%	(9.95)%	5.57%
Ratios/supplemental data:
Net assets, end of period (000s)	$63,792	$119,585	$155,972	$84,251	$25,254	$40,773	$44,720
Ratios to average net assets[6]:
Ratio of expenses to average net assets	1.46%	1.44%	1.47%	1.79%	1.91%	1.92%	1.72%
Ratio of net investment income (loss) to average net assets	1.56%	1.03%	0.77%	(0.12)%	0.13%	(1.28)%	(0.30)%
Portfolio turnover rate[7]	111%	22%	41%	46%	169%	13%	117%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[6,8]	1.89%	1.88%	1.94%	2.12%	2.47%	1.92%	1.76%
[1]	In 2005, the Fund changed its fiscal year-end from December 31 to September 30.
[2]	In 2000, the Fund changed its fiscal year-end from October 31 to December 31.
[3]	Calculated based upon average shares outstanding.
[4]	Includes $0.01 in redemption fees.
[5]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.
[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[8]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

16	International Stock Funds Prospectus

Sub-Adviser’s Prior Performance History

New Star Institutional Managers Limited

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the Overseas Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

New Star Composite Calendar Year Returns*

Best Qtr.:	Q4 ‘99 • 30.32%	Worst Qtr.:	Q3 ‘02 • (19.73)%
*	The composite’s year-to-date performance through September 30, 2005 was 7.35%.

Average annual total returns
for the period ended 12/31/04	1 year	5 years	10 years
New Star Composite Performance	17.45%	(0.58)%	6.82%
MSCI EAFE Index[1]	20.25%	(1.13)%	5.62%
[1]	MSCI Europe, Australasia, and Far East Index.

International Stock Funds Prospectus	17

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage FundsSM. Certain risks of a Fund are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Asia Pacific Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of the shareholders to do so. During these periods, the Fund may not achieve its objective.

•	Funds may use various derivative investments, such as options or futures contracts. The term ”derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

18	International Stock Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Funds and a table showing some of the additional investment practices the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets as defined in the Glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity, greater price volatility and those risks related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists, and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportional effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

International Stock Funds Prospectus	19

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		ASIA PACIFIC	OVERSEAS

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have
“emerging” stock markets. Generally, these securities have the same type of risks as foreign, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk.	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to the limits imposed by the Investment Company Act of 1940 (“1940 Act”) (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk	●	●

20	International Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Funds’ activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

International Stock Funds Prospectus	21

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Asia Pacific Fund. In this capacity it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the Overseas Fund and in this capacity is responsible for the day-to-day investment management activities of the Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of September 30, 2005, New Star managed over $12.3 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of the Funds’ operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy

22	International Stock Funds Prospectus

statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct the Funds’ business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

International Stock Funds Prospectus	23

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

24	International Stock Funds Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account;

•	No minimum for current and retired employees, directors/trustees and officers of (i) Wells Fargo Advantage Funds (including any predecessor funds); (ii) Wells Fargo & Company and its affiliates; and (iii) family members of any of the above, if they sign up for the $50 monthly automatic investment purchase plan; or

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or

International Stock Funds Prospectus	25

Your Account

both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the Funds, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and the will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 ½ according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (see your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability’ is defined in Internal Revenue Code Section 72(m)(7).)

•	due to participation in the Systematic Withdrawal Plan.

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

•	taking out a distribution or loan from a defined contribution plan.

•	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

•	transactions in Fund of Funds advised by Funds Management and transactions by Section 529 qualified tuition program portfolios.

•	if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund’s shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underling shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Funds will not assess a redemption fee on redemptions of shares held through such accounts.

26	International Stock Funds Prospectus

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

International Stock Funds Prospectus	27

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Asia Pacific Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

28	International Stock Funds Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargo.com/advantagefunds. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application or open an account by internet access as described above and follow the wire instructions on page 26. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 26. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

International Stock Funds Prospectus	29

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

30	International Stock Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	Your redemption proceeds are net of any applicable redemption fee.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders who maintain certain minimum account balances. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

International Stock Funds Prospectus	31

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	The Funds impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 26 for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors

32	International Stock Funds Prospectus

including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

International Stock Funds Prospectus	33

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this program, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will automatically be reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the

34	International Stock Funds Prospectus

day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. It is not expected that corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Funds in this Prospectus may be eligible for this election, but we can’t assure you that any Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or

International Stock Funds Prospectus	35

Additional Services and Other Information

exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

36	International Stock Funds Prospectus

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

International Stock Funds Prospectus	37

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Mark Beale

Overseas Fund and its predecessor since 2005

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in Economic History from the University of Sussex, England.

Anthony L. T. Cragg

Asia Pacific Fund and its predecessor since 1993

Mr. Cragg joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. (“SCM”) since April 1993 and developed SCM’s international investment activities. During the prior seven years, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments. He began his investment career in 1980 at Gartmore, Ltd., as an international investment manager, where his tenure included assignments in London, Hong Kong, and Tokyo. He received his M.A. degree in English Literature from Christ Church, Oxford University.

Brian Coffey

Overseas Fund since 2006

Mr. Coffey joined New Star in 1988. He has 17 years of investment experience and is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy Group and leads the efforts for research and stock selection in Latin America. Mr. Coffey earned a B.Sc. in Financial Economics from the University of London.

Richard Lewis

Overseas Fund and its predecessor since 2005

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. S. degree In Economics and Statistics from Bristol University, England.

38	International Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends.

ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation

An increase in the value of a security.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Financial markets associated with a country that is considered by the international financial community and international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, to have an “emerging” stock market. These financial markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the Distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

International Stock Funds Prospectus	39

Glossary

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of the Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

40	International Stock Funds Prospectus

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

International Stock Funds Prospectus	41

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS: STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus. ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC.

All rights reserved.

www.wellsfargo.com/advantagefunds

RT54603 02-06

026IEIV/P306 (02/06)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS – CLASS A, CLASS B, CLASS C

Wells Fargo Advantage C&B Mid Cap Value Fund

Wells Fargo Advantage Common Stock Fund

Wells Fargo Advantage Mid Cap Growth Fund

Wells Fargo Advantage Small Cap Growth Fund

Wells Fargo Advantage Small Cap Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Small and Mid Cap Stock Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Small and Mid Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

C&B Mid Cap Value Fund (Class A: CBMAX) (Class B: CBMBX) (Class C: CBMCX)	Seeks maximum long-term total return, consistent with minimizing risk to principal.

Common Stock Fund (Class A: SCSAX) (Class B: SCSKX) (Class C: STSAX)	Seeks long-term capital appreciation.

Mid Cap Growth Fund (Class A: WFMCX) (Class B: WFMBX) (Class C: WFMHX)	Seeks long-term capital appreciation.

Small Cap Growth Fund (Class A: MNSCX) (Class B: WMNBX) (Class C: WMNCX)	Seeks long-term capital appreciation.

Small Cap Value Fund (Class A: SMVAX) (Class B: SMVBX) (Class C: SMVCX)	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap® Value Index. As of September 30, 2005, this range was $809 million to $17.3 billion and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We invest principally in common stocks of small- and medium-capitalization companies, which are defined as those with market capitalizations falling between the ranges of the Russell 2000® Index and Russell Midcap® Index. The ranges of the Russell 2000® Index and Russell Midcap® Index were $2 million to $3.7 billion and $809 million to $17.9 billion, respectively, as of September 30, 2005, and are expected to change frequently. We may invest up to 25% of the Fund’s assets in foreign securities.

We actively manage a diversified portfolio of common stocks of medium-sized U.S. companies that we believe have above-average growth potential. Generally, such companies will have a market capitalization within the range of the Russell Midcap® Index, which was $809 million to $17.9 billion as of September 30, 2005 and is expected to change frequently.

We actively manage a diversified portfolio of common stocks of small-sized U.S. companies that we believe have above-average growth potential. We invest principally in small-capitalization securities, which we define as securities of companies with market capitalizations of less than $2 billion at the time of purchase.

We invest principally in securities of small-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500TM Index at the time of purchase; and up to 30% of the Fund’s assets in foreign securities. The company with the largest market capitalization in the Russell 2500TM Index was $9.9 billion, as of September 30, 2005, and is expected to change frequently. As a hedging strategy, the Fund may write put and call options.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 19;

•	the “Additional Strategies and General Investment Risks” section beginning on page 36; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

The Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

C&B Mid Cap Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events than the stocks of larger, more established companies. Because the Fund typically invests in 30-50 companies, the value of an investment in the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

Common Stock Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Mid Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Small and Mid Cap Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage C&B Mid Cap Value Fund was organized as the successor fund to the C&B Mid Cap Value Portfolio. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Fund reflects, for the periods prior to the Fund’s reorganization, the historical information for its predecessor fund. The predecessor C&B Portfolio was reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on July 23, 2004.

The Wells Fargo Advantage Common Stock Fund was organized as the successor fund to the Strong Advisor Common Stock Fund. The Wells Fargo Advantage Small Cap Value Fund was organized as the successor fund to the Strong Advisor Small Cap Value Fund and the Strong Multi Cap Value Fund, with the former being the accounting survivor. The predecessor Strong Funds were reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for each Wells Fargo Advantage Fund, for the periods prior to each Fund’s reorganization, reflects the historical information for its predecessor fund.

The Wells Fargo Advantage Small Cap Growth Fund was organized as the successor fund to the Montgomery Small Cap Fund. The Montgomery Mid Cap Fund was reorganized into and became the accounting survivor for the Wells Fargo Advantage Mid Cap Growth Fund. The predecessor Montgomery funds were reorganized into the Wells Fargo Advantage Funds effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for each Wells Fargo Advantage Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

C&B Mid Cap Value Fund Class A Calendar Year Returns*1

Best Qtr.:	Q2 ‘99 • 20.78%	Worst Qtr.:	Q3 ‘02 • (20.75)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

8	Small and Mid Cap Stock Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 7/26/2004)[1]	(0.07)%	11.79%	12.19%
Class A Returns After Taxes on Distributions	(1.47)%	10.90%	11.09%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.36%[2]	9.95%	10.19%
Class B Returns Before Taxes (Incept. 7/26/2004)[1]	0.25%	12.03%	12.21%
Class C Returns Before Taxes (Incept. 7/26/2004)[1]	4.25%	12.28%	12.21%
Russell Midcap® Value Index[3] (reflects no deduction for fees, expenses or taxes)	12.65%	12.21%	10.12%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	12.65%	8.45%	9.24%
[1]	Performance shown for the periods prior to the inception of the Class reflects the performance of the Class D shares of the predecessor C&B Mid Cap Value Portfolio, adjusted to reflect this Class’s fees and expenses. The Fund’s Class D shares incepted on February 18, 1998.
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	The Fund has selected the Russell Midcap® Value Index to replace the Russell Midcap® Index as its benchmark index going forward because the Russell Midcap® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Small and Mid Cap Stock Funds Prospectus	9

Performance History

Common Stock Fund Class A Calendar Year Returns*1

Best Qtr.:	Q4 ’99 • 25.15%	Worst Qtr.:	Q3 ’01 • (20.12)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[3]
for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 11/30/00)[1]	5.47%	4.80%	10.61%
Class A Returns After Taxes on Distributions	2.98%	4.07%	8.42%
Class A Returns After Taxes on Distributions of Fund Shares	6.39%[4]	4.06%	8.16%
Class B Returns Before Taxes (Incept. 11/30/00)[5]	6.07%	4.97%	10.78%
Class C Returns Before Taxes (Incept. 11/30/00)[6]	10.07%	5.29%	10.61%
Russell 2500™ Index[7] (reflects no deduction for fees, expenses or taxes)	8.11%	9.14%	11.53%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	12.65%	8.45%	12.49%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Class A shares of the predecessor Strong Advisor Common Stock Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect this Class’s fees and expenses. The predecessor fund’s Class Z shares incepted on December 29, 1989.
[2]	The Common Stock Fund’s calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns can be consistently achieved.
[3]	Returns reflect applicable sales charges.
[4]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[5]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Class B shares of the predecessor Strong Advisor Common Stock Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect this Class’s fees and expenses. The predecessor fund’s Class Z shares incepted on December 29, 1989.
[6]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Class C shares of the predecessor Strong Advisor Common Stock Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect this Class’s fees and expenses. The predecessor fund’s Class Z shares incepted on December 29, 1989.
[7]	The Fund has selected the Russell 2500™ Index to replace the Russell Midcap® Index as its benchmark index going forward because the Russell 2500™ Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

10	Small and Mid Cap Stock Funds Prospectus

Mid Cap Growth Fund Class A Calendar Year Returns*2

Best Qtr.:	Q4 ‘99 • 32.68%	Worst Qtr.:	Q3 ‘01 • (21.96)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 12/30/94)[2]	(0.44)%	(1.92)%	7.28%
Class A Returns After Taxes on Distributions	(2.41)%	(2.91)%	4.96%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	0.61%[3]	(1.94)%	5.41%
Class B Returns Before Taxes (Incept. 06/09/03)[4]	(0.16)%	(1.90)%	7.12%
Class C Returns Before Taxes (Incept. 06/09/03)[4]	3.66%	(1.51)%	7.10%
Russell Midcap® Growth Index[5] (reflects no deduction for fees, expenses or taxes)	12.10%	1.38%	9.27%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	4.55%	8.22%	9.26%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Class A shares for the periods prior to June 9, 2003 reflects the performance of the predecessor Montgomery Mid Cap Growth Fund’s Class R shares, and for average annual returns, are adjusted for the applicable sales charges.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[4]	Performance shown for periods prior to inception of this Class reflects the performance of the predecessor fund’s Class R shares adjusted to reflect this Class’s fees and expenses.
[5]	The Fund has selected the Russell Midcap® Growth Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell Midcap Growth® Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Small and Mid Cap Stock Funds Prospectus	11

Performance History

Small Cap Growth Fund Class A Calendar Year Returns*2

Best Qtr.:	Q4 ‘99 • 47.31%	Worst Qtr.:	Q3 ‘98 • (32.37)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 07/13/90)[2]	(0.03)%	0.68%	5.03%
Class A Returns After Taxes on Distributions	(1.59)%	0.28%	2.91%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	0.94%[3]	0.47%	3.49%
Class B Returns Before Taxes (Incept. 06/09/03)[4]	0.31%	0.73%	4.86%
Class C Returns Before Taxes (Incept. 06/09/03)[4]	4.39%	1.15%	4.88%
Russell 2000® Growth Index[5] (reflects no deduction for fees, expenses or taxes)	4.15%	2.28%	4.69%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	4.55%	8.22%	9.26%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Class A shares for the periods prior to June 9, 2003 reflects the performance of the predecessor Montgomery Small Cap Fund’s Class R shares, and for average annual returns, are adjusted for the applicable sales charges. The predecessor fund’s Class R is the accounting survivor of the reorganization of the Montgomery Small Cap Fund’s Class P and Class R into the Fund’s Class A.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[4]	Performance shown for periods prior to the inception of this Class reflects the performance of the predecessor fund’s Class R shares adjusted to reflect this Class’s fees and expenses.
[5]	The Fund has selected the Russell 2000® Growth Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell 2000® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

12	Small and Mid Cap Stock Funds Prospectus

Small Cap Value Fund Class A Calendar Year Returns*1

Best Qtr.:	Q2 ’99 • 25.73%	Worst Qtr.:	Q3 ’98 • (24.61)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[2]
for the period ended 12/31/05	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 11/30/00)[1]	8.22%	16.29%	17.45%
Class A Returns After Taxes on Distributions	6.31%	15.33%	16.84%
Class A Returns After Taxes on Distributions of Fund Shares	7.58%	14.20%	15.65%
Class B Returns Before Taxes (Incept. 11/30/00)[3]	8.93%	16.60%	17.59%
Class C Returns Before Taxes (Incept. 11/30/00)[4]	12.98%	16.85%	17.62%
Russell 2000® Value Index[5] (reflects no deduction for fees, expenses or taxes)	4.71%	13.55%	9.96%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	4.55%	8.22%	6.87%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Class A shares of the predecessor Strong Advisor Small Cap Value Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Class Z shares of the predecessor fund, and for average annual returns, are adjusted to reflect this Class’s fees and expenses. The predecessor fund’s Class Z shares incepted on December 31, 1997.
[2]	Returns reflect applicable sales charges.
[3]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Class B shares of the predecessor Strong Advisor Small Cap Value Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect this Class’s fees and expenses. The predecessor fund’s Class Z shares incepted on December 31, 1997.
[4]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Class C shares of the predecessor Strong Advisor Small Cap Value Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect this Class’s fees and expenses. The predecessor fund’s Class Z shares incepted on December 31, 1997.
[5]	The Fund has selected the Russell 2000® Value Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell 2000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Small and Mid Cap Stock Funds Prospectus	13

Small and Mid Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	C&B Mid Cap Value Fund			Common Stock Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.74%	0.74%	0.74%	0.72%	0.72%	0.72%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.67%	0.67%	0.67%	0.63%	0.64%	0.64%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.41%	2.16%	2.16%	1.35%	2.11%	2.11%
Fee Waivers	0.01%	0.01%	0.01%	0.04%	0.05%	0.05%

NET EXPENSES[4]	1.40%	2.15%	2.15%	1.31%	2.06%	2.06%
	Mid Cap Growth Fund			Small Cap Growth Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.75%	0.75%	0.75%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.41%	2.16%	2.16%	1.56%	2.31%	2.31%
Fee Waivers	0.01%	0.01%	0.01%	0.16%	0.16%	0.16%

NET EXPENSES[4]	1.40%	2.15%	2.15%	1.40%	2.15%	2.15%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” on page 44 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the C&B Mid Cap Value, Common Stock, and Mid Cap Growth Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Small Cap Growth and Small Cap Value Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $4.99 billion and higher.

14	Small and Mid Cap Stock Funds Prospectus

Summary of Expenses

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Small Cap Value Fund
	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.83%	0.83%	0.83%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses[3]	0.62%	0.62%	0.62%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.45%	2.20%	2.20%
Fee Waivers	0.01%	0.01%	0.01%

NET EXPENSES[4]	1.44%	2.19%	2.19%
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the C&B Mid Cap Value Fund, Common Stock Fund and Small Cap Value Fund are based on expenses incurred since the Class’ inception and are annualized.
[4]	For all the Funds, except the C&B Mid Cap Value Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. For the C&B Mid Cap Value Fund, the adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Small and Mid Cap Stock Funds Prospectus	15

Small and Mid Cap Stock Funds	Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the Table of Annual Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	C&B Mid Cap Value Fund			Common Stock Fund			Mid Cap Growth Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$709	$718	$318	$701	$709	$309	$709	$718	$318
3 YEARS	$995	$995	$675	$974	$956	$656	$995	$975	$675
5 YEARS	$1,301	$1,358	$1,158	$1,268	$1,329	$1,129	$1,301	$1,358	$1,158
10 YEARS	$2,168	$2,501	$2,492	$2,102	$2,447	$2,437	$2,168	$2,501	$2,492
	Small Cap Growth Fund			Small Cap Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$709	$718	$318	$713	$722	$322
3 YEARS	$1,025	$1,006	$706	$1,006	$987	$687
5 YEARS	$1,362	$1,421	$1,221	$1,321	$1,379	$1,179
10 YEARS	$2,312	$2,643	$2,633	$2,210	$2,542	$2,533

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period.

	C&B Mid Cap Value Fund			Common Stock Fund			Mid Cap Growth Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$709	$218	$218	$701	$209	$209	$709	$218	$218
3 YEARS	$995	$675	$675	$974	$656	$656	$995	$675	$675
5 YEARS	$1,301	$1,158	$1,158	$1,268	$1,129	$1,129	$1,301	$1,158	$1,158
10 YEARS	$2,168	$2,501	$2,492	$2,102	$2,447	$2,437	$2,168	$2,501	$2,492
	Small Cap Growth Fund			Small Cap Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$709	$218	$218	$713	$222	$222
3 YEARS	$1,025	$706	$706	$1,006	$687	$687
5 YEARS	$1,362	$1,221	$1,221	$1,321	$1,179	$1,179
10 YEARS	$2,312	$2,643	$2,633	$2,210	$2,542	$2,533

16	Small and Mid Cap Stock Funds Prospectus

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. ”You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds in this Prospectus have the potential to become gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objectives and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administration and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s).

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Small and Mid Cap Stock Funds Prospectus	17

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C&B Mid Cap Value Fund

Portfolio Managers:     Kermit S. Eck, CFA; Daren C. Heitman, CFA; Michael M. Meyer, CFA; James R. Norris; Edward W. O’Connor, CFA; R. James O’Neil, CFA and Mehul Trivedi, CFA

Investment Objective

The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

We invest principally in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap® Value Index. As of September 30, 2005, this range was $809 million to $17.3 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap® Value Index.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Because the Fund typically invests in 30-50 companies, the value of an investment in the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	19

C&B Mid Cap Value Fund

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON JULY 26, 2004		CLASS B SHARES— COMMENCED ON JULY 26, 2004		CLASS C SHARES— COMMENCED ON JULY 26, 2004

For the period ended:	Oct. 31, 2005	Oct. 31, 2004	Oct. 31, 2005	Oct. 31, 2004	Oct. 31, 2005	Oct. 31, 2004
Net asset value, beginning of period	$18.89	$18.52	$18.86	$18.52	$18.86	$18.52
Income from investment operations:
Net investment income (loss)	(0.09)	(0.00)	(0.17)	(0.02)	(0.17)	(0.02)
Net realized and unrealized gain (loss) on investments	2.54	0.37	2.46	0.36	2.46	0.36
Total from investment operations	2.45	0.37	2.29	0.34	2.29	0.34
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.58)	0.00	(0.58)	0.00	(0.58)	0.00
Total from distributions	(0.58)	0.00	(0.58)	0.00	(0.58)	0.00
Net asset value, end of period	$20.76	$18.89	$20.57	$18.86	$20.57	$18.86
Total return[1]	13.13%	2.00%	12.28%	1.84%	12.28%	1.84%
Ratios/supplemental data:
Net assets, end of period (000s)	$26,795	$4,938	$11,429	$2,613	$6,838	$1,081
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.38%	1.40%	2.13%	2.15%	2.13%	2.15%
Ratio of net investment income (loss) to average net assets	(0.40)%	(0.18)%	(1.15)%	(0.95)%	(1.15)%	(0.98)%
Portfolio turnover rate	30%	31%	30%	31%	30%	31%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.38%	1.41%	2.13%	2.16%	2.13%	2.16%
[1]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20	Small and MidCap Stock Funds Prospectus

Common Stock Fund

Portfolio Managers:    Ann M. Miletti; Richard T. Weiss

Investment Objective

The Common Stock Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in common stocks of small- and medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. We define small- and medium- capitalization companies as those with market capitalizations falling between the ranges of the Russell 2000® Index and Russell Midcap® Index. The ranges of the Russell 2000® Index and Russell Midcap® Index were $2 million to $3.7 billion and $809 million to $17.9 billion, respectively, as of September 30, 2005, and are expected to change frequently. We select companies based on their “private market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive standing and other factors we deem relevant to each industry. We may sell a stock when its price no longer compares favorably with the company’s private market value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in common stocks; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	21

Common Stock Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON NOVEMBER 30, 2000

For the period ended:	Oct. 31, 2005[6]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000[4]
Net asset value, beginning of period	$22.40	$21.98	$15.87	$19.71	$20.15	$18.90
Income from investment operations:
Net investment income (loss)	(0.11)	(0.14)[8]	(0.10)	(0.08)[8]	(0.04)	0.00[3]
Net realized and unrealized gain (loss) on investments	1.06	2.21	6.21	(3.76)	(0.36)	1.28
Total from investment operations	0.95	2.07	6.11	(3.84)	(0.40)	1.28
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	(0.03)
Distributions from net realized gain	(0.38)	(1.65)	0.00	0.00	(0.04)	0.00
Total distributions	(0.38)	(1.65)	0.00	0.00	(0.04)	(0.03)
Net asset value, end of period	$22.97	$22.40	$21.98	$15.87	$19.71	$20.15
Total return[1]	4.34%	9.67%	38.50%	(19.48)%	(1.99)%	6.78%
Ratios/supplemental data:
Net assets, end of period (000s)	$62,462	$73,612	$81,068	$46,402	$27,617	$251
Ratios to average net assets[5]:
Ratio of expenses to average net assets	1.41%	1.54%	1.54%	1.55%	1.64%	1.57%
Ratio of net investment income (loss) to average net assets	(0.48)%	(0.62)%	(0.62)%	(0.50)%	(0.51)%	(0.22)%
Portfolio turnover rate	33%	42%	42%	65%	89%	95%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5]	1.44%	1.58%	1.55%	1.55%	1.65%	1.57%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Amount calculated is less than $0.005.
[4]	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	The Fund changed its fiscal year end from December 31 to October 31.
[8]	Calculated based upon average shares outstanding.

22	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON NOVEMBER 30, 2000						CLASS C SHARES—COMMENCED ON NOVEMBER 30, 2000

Oct. 31, 2005[6]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000[4]	Oct. 31, 2005[6]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000[4]
$21.74	$21.53	$15.67	$19.62	$20.16	$18.90	$21.73	$21.53	$15.68	$19.62	$20.16	$18.90

(0.29)	(0.29)[8]	(0.24)	(0.22)[8]	(0.09)	(0.01)	(0.47)	(0.30)[8]	(0.25)	(0.22)[8]	(0.09)	(0.01)
1.06	2.15	6.10	(3.73)	(0.41)	1.28	1.25	2.15	6.10	(3.72)	(0.41)	1.28
0.77	1.86	5.86	(3.95)	(0.50)	1.27	0.78	1.85	5.85	(3.94)	(0.50)	1.27

0.00	0.00	0.00	0.00	0.00	(0.03)	0.00	0.00	0.00	0.00	0.00	(0.01)
(0.38)	(1.65)	0.00	0.00	(0.04)	0.00	(0.38)	(1.65)	0.00	0.00	(0.04)	0.00
(0.38)	(1.65)	0.00	0.00	(0.04)	(0.03)	(0.38)	(1.65)	0.00	0.00	(0.04)	(0.01)
$22.13	$21.74	$21.53	$15.67	$19.62	$20.16	$22.13	$21.73	$21.53	$15.68	$19.62	$20.16
3.63%	8.89%	37.40%	(20.13)%	(2.48)%	6.76%	3.68%	8.84%	37.31%	(20.08)%	(2.48)%	6.76%

$34,744	$37,908	$38,830	$24,208	$15,635	$159	$20,177	$26,375	$34,025	$23,137	$14,603	$120

2.16%	2.28%	2.34%	2.36%	2.26%	1.99%	2.17%	2.31%	2.34%	2.36%	2.23%	2.00%
(1.23)%	(1.36)%	(1.41)%	(1.31)%	(1.12)%	(0.61)%	(1.25)%	(1.38)%	(1.41)%	(1.31)%	(1.09)%	(0.62)%
33%	42%	42%	65%	89%	95%	33%	42%	42%	65%	89%	95%
2.20%	2.32%	2.35%	2.36%	2.55%	2.00%	2.21%	2.35%	2.35%	2.37%	2.39%	2.00%

Small and Mid Cap Stock Funds Prospectus	23

Mid Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Mid Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We focus our investment strategy on identifying and investing in medium-sized companies that are relatively established but that we believe continue to provide consistent growth potential. Generally, such companies will have a total stock market value (market capitalization) within the range of the Russell Midcap® Index, which was $809 million to $17.9 billion as of September 30, 2005 and is expected to change frequently.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in mid-capitalization securities.

Important Risk Factors and Other Considerations

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. In particular, medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Some of the medium-sized companies in which we invest may have more aggressive capital structures, including higher debt levels, or are involved in rapidly growing or changing industries, and/or new technologies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

At the discretion of the Board of Trustees, the Fund may become a gateway fund in a Master/GatewaySM structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure. See the “Master/GatewaySM Structure” description on the “Key Information” on page 17 for further information.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

24	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005, September 30, 2005, September 30, 2004, September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON DECEMBER 30, 1994

For the period ended:	Oct. 31, 2005[7]	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003[2]	June 30, 2003	June 30, 2002	June 30, 2001[1]
Net asset value, beginning of period	$6.50	$5.84	$5.09	$4.77	$4.82	$7.27	$12.36
Income from investment operations:
Net investment income (loss)	0.00[6]	(0.07)[6]	0.02	(0.05)	(0.02)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.13)	1.16	0.73	0.37	(0.03)	(1.78)	(0.80)
Total from investment operations	(0.13)	1.09	0.75	0.32	(0.05)	(1.83)	(0.89)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.43)	0.00	0.00	0.00	(0.62)	(4.20)
Total distributions	0.00	(0.43)	0.00	0.00	0.00	(0.62)	(4.20)
Net asset value, end of period	$6.37	$6.50	$5.84	$5.09	$4.77	$4.82	$7.27
Total return[3]	(2.00)%	19.17%	14.73%	6.71%	(1.04)%	(26.49)%	(11.76)%
Ratios/supplemental data:
Net assets, end of period (000s)	$107,706	$111,103	$93,024	$87,980	$85,320	$98,526	$164,497
Ratios to average net assets:[5]
Ratio of expenses to average net assets	1.40%	1.41%	1.43%	1.42%	1.49%	1.50%	1.51%
Ratio of net investment income (loss) to average net assets	(0.96)%	(1.19)%	(0.44)%	(1.03)%	(0.65)%	(0.80)%	(1.13)%
Portfolio turnover rate	13%	143%	180%	55%	142%	143%	68%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.41%	1.42%	1.50%	1.42%	1.86%	3.10%	2.32%
[1]	Per share numbers have been adjusted to reflect a 2.0103 to 1 stock split.
[2]	The Fund changed its fiscal year-end from June 30 to September 30.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Calculated based upon average shares outstanding.
[7]	The Fund changed its fiscal year end from September 30 to October 31.

Small and Mid Cap Stock Funds Prospectus	25

Mid Cap Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS B SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Oct. 31, 2005[6]	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$6.26	$5.68	$4.99	$4.68	$4.67
Income from investment operations:
Net investment income (loss)	(0.01)[5]	(0.12)[5]	0.06	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	(0.12)	1.13	0.63	0.37	0.00
Total from investment operations	(0.13)	1.01	0.69	0.31	0.01
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.43)	0.00	0.00	0.00
Total distributions	0.00	(0.43)	0.00	0.00	0.00
Net asset value, end of period	$6.13	$6.26	$5.68	$4.99	$4.68
Total return[2]	(2.08)%	18.25%	13.83%	6.62%	0.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$8,355	$8,829	$6,877	$5,216	$4,599
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.15%	2.16%	2.18%	2.17%	2.14%
Ratio of net investment income (loss) to average net assets	(1.71)%	(2.00)%	(0.64)%	(1.78)%	3.82%
Portfolio turnover rate	13%	143%	180%	55%	142%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.16%	2.17%	2.26%	2.17%	2.22%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Calculated based upon average shares outstanding.
[6]	The Fund changed its fiscal year end from September 30 to October 31.

26	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Oct. 31, 2005[6]	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$6.26	$5.68	$4.98	$4.68	$4.67
Income from investment operations:
Net investment income (loss)	(0.01)[5]	(0.12)[5]	0.07	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	(0.12)	1.13	0.63	0.36	0.00
Total from investment operations	(0.13)	1.01	0.70	0.30	0.01
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.43)	0.00	0.00	0.00
Total distributions	0.00	(0.43)	0.00	0.00	0.00
Net asset value, end of period	$6.13	$6.26	$5.68	$4.98	$4.68
Total return[2]	(2.08)%	18.25%	14.06%	6.41%	0.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,648	$1,657	$1,034	$607	$493
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.15%	2.16%	2.18%	2.17%	2.12%
Ratio of net investment income (loss) to average net assets	(1.71)%	(2.00)%	(0.70)%	(1.78)%	4.05%
Portfolio turnover rate	13%	143%	180%	55%	142%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.16%	2.17%	2.26%	2.17%	2.22%

Small and Mid Cap Stock Funds Prospectus	27

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Small Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Small Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of small-sized U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small capitalization securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	29

Small Cap Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005, September 30, 2005, September 30, 2004, September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 13, 1990

For the period ended:	Oct. 31, 2005[6]	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002	June 30, 2001
Net asset value, beginning of period	$12.53	$10.67	$9.44	$8.93	$8.61	$11.85	$22.20
Income from investment operations:
Net investment income (loss)	(0.02)	(0.13)[5]	(0.23)	(0.02)	(0.07)	(0.07)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.32)	2.18	1.46	0.53	0.39	(3.08)	(4.43)
Total from investment operations	(0.34)	2.05	1.23	0.51	0.32	(3.15)	(4.56)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.19)	0.00	0.00	0.00	(0.09)	(5.79)
Total distributions	0.00	(0.19)	0.00	0.00	0.00	(0.09)	(5.79)
Net asset value, end of period	$12.19	$12.53	$10.67	$9.44	$8.93	$8.61	$11.85
Total return[2]	(2.71)%	19.31%	13.03%	5.71%	3.72%	(26.68)%	(21.71)%
Ratios/supplemental data:
Net assets, end of period (000s)	$98,728	$102,926	$43,192	$83,152	$52,891	$46,707	$74,297
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%	1.36%
Ratio of net investment income (loss) to average net assets	(1.27)%	(1.14)%	(1.08)%	(1.13)%	(1.06)%	(0.68)%	(0.85)%
Portfolio turnover rate	10%	149%	171%	47%	169%	152%	117%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.56%	1.58%	1.69%	1.69%	1.53%	1.51%	1.36%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
[3]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Calculated based upon average shares outstanding.
[6]	The Fund changed its fiscal year end from September 30 to October 31.

30	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

FOR A SHARE OUTSTANDING
	CLASS B SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Oct. 31, 2005[6]	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$12.31	$10.57	$9.41	$8.93	$8.88
Income from investment operations:
Net investment income (loss)	(0.02)	(0.22)[5]	(0.25)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.32)	2.15	1.41	0.52	0.06
Total from investment operations	(0.34)	1.93	1.16	0.48	0.05
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.19)	0.00	0.00	0.00
Total distributions	0.00	(0.19)	0.00	0.00	0.00
Net asset value, end of period	$11.97	$12.31	$10.57	$9.41	$8.93
Total return[2]	(2.76)%	18.46%	12.22%	5.38%	0.56%
Ratios/supplemental data:
Net assets, end of period (000s)	$20,966	$21,940	$702	$114	$30
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	(2.02)%	(1.90)%	(1.86)%	(1.88)%	(1.06)%
Portfolio turnover rate	10%	149%	171%	47%	169%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.31%	2.31%	2.48%	2.43%	2.28%

Small and Mid Cap Stock Funds Prospectus	31

Small Cap Growth Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Oct. 31, 2005[6]	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$12.33	$10.58	$9.42	$8.93	$8.88
Income from investment operations:
Net investment income (loss)	(0.02)	(0.22)[5]	(0.22)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.33)	2.16	1.38	0.51	0.06
Total from investment operations	(0.35)	1.94	1.16	0.49	0.05
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.19)	0.00	0.00	0.00
Total distributions	0.00	(0.19)	0.00	0.00	0.00
Net asset value, end of period	$11.98	$12.33	$10.58	$9.42	$8.93
Total return[2]	(2.84)%	18.42%	12.31%	5.49%	0.56%
Ratios/supplemental data:
Net assets, end of period (000s)	$6,008	$6,271	$201	$82	$11
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	(2.02)%	(1.90)%	(1.86)%	(1.91)%	(1.06)%
Portfolio turnover rate	10%	149%	171%	47%	169%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.31%	2.31%	2.48%	2.47%	2.28%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Calculated based upon average shares outstanding.
[6]	The Fund changed its fiscal year end from September 30 to October 31.

32	Small and Mid Cap Stock Funds Prospectus

Small Cap Value Fund

(The Fund’s Class A, Class B and Class C shares are closed to new investors. Please refer to the “Your Account” section for additional details.)

Portfolio Manager:    I. Charles Rinaldi

Investment Objective

The Small Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on earnings, cash flow, or asset value. We define small-capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell 2500TM Index, which was $9.9 billion as of September 30, 2005, and is expected to change frequently.

We specifically look for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and

•	up to 30% of total assets in foreign securities.

As part of our investment strategy, we may enter into options and futures contracts for hedging purposes.

At the discretion of the Board of Trustees, the Fund may become a gateway fund in a Master/GatewaySM structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	33

Small Cap Value Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON NOVEMBER 30, 2000

For the period ended:	Oct. 31, 2005[6]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000[4]
Net asset value, beginning of period	$29.19	$27.40	$18.92	$20.17	$17.17	$15.36
Income from investment operations:
Net investment income (loss)	(0.18)	(0.27)[7]	(0.12)[7]	0.03[7]	(0.14)[7]	0.00[3]
Net realized and unrealized gain (loss) on investments	2.67	5.51	9.26	(1.28)	3.18	1.81
Total from investment operations	2.49	5.24	9.14	(1.25)	3.04	1.81
Less distributions:
Distributions from net investment income	0.00	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized gain	(0.51)	(3.45)	(0.65)	0.00	(0.04)	0.00
Total distributions	(0.51)	(3.45)	(0.66)	0.00	(0.04)	0.00
Net asset value, end of period	$31.17	$29.19	$27.40	$18.92	$20.17	$17.17
Total return[1]	8.66%	19.89%	48.49%	(6.20)%	17.70%	11.78%
Ratios/supplemental data:
Net assets, end of period (000s)	$606,811	$598,226	$673,580	$334,669	$169,000	$1,178
Ratios to average net assets[5]:
Ratio of expenses to average net assets	1.47%	1.53%	1.54%	1.57%	1.59%	1.64%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.96)%	(0.55)%	0.14%	(0.73)%	(0.81)%
Portfolio turnover rate	33%	34%	30%	28%	42%	60%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5]	1.50%	1.57%	1.56%	1.58%	1.60%	1.64%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Amount calculated is less than $0.005.
[4]	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	The Fund changed its fiscal year end from December 31 to October 31.
[7]	Calculated based upon average shares outstanding.

34	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON NOVEMBER 30, 2000						CLASS C SHARES—COMMENCED ON NOVEMBER 30, 2000

Oct. 31, 2005[6]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000[4]	Oct. 31, 2005[6]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000[4]
$28.21	$26.79	$18.66	$20.05	$17.16	$15.36	$28.27	$26.83	$18.68	$20.07	$17.17	$15.36

(0.40)	(0.47)[7]	(0.29)[7]	(0.14)[7]	(0.25)[7]	(0.01)	(0.44)	(0.47)[7]	(0.28)[7]	(0.13)[7]	(0.24)[7]	(0.01)
2.62	5.34	9.08	(1.25)	3.18	1.81	2.67	5.36	9.09	(1.26)	3.18	1.82
2.22	4.87	8.79	(1.39)	2.93	1.80	2.23	4.89	8.81	(1.39)	2.94	1.81

0.00	0.00	(0.01)	0.00	0.00	0.00	0.00	0.00	(0.01)	0.00	0.00	0.00
(0.51)	(3.45)	(0.65)	0.00	(0.04)	0.00	(0.51)	(3.45)	(0.65)	0.00	(0.04)	0.00
(0.51)	(3.45)	(0.66)	0.00	(0.04)	0.00	(0.51)	(3.45)	(0.66)	0.00	(0.04)	0.00
$29.92	$28.21	$26.79	$18.66	$20.05	$17.16	$29.99	$28.27	$26.83	$18.68	$20.07	$17.17
7.99%	18.95%	47.28%	(6.93)%	17.07%	11.72%	8.01%	19.00%	47.34%	(6.93)%	17.12%	11.78%

$133,825	$136,825	$126,152	$75,782	$40,446	$182	$146,162	$157,329	$158,942	$98,122	$38,248	$138

2.24%	2.28%	2.35%	2.40%	2.27%	1.80%	2.24%	2.29%	2.32%	2.37%	2.24%	1.82%
(1.46)%	(1.71)%	(1.37)%	(0.69)%	(1.40)%	(0.77)%	(1.46)%	(1.71)%	(1.32)%	(0.64)%	(1.38)%	(0.74)%
33%	34%	30%	28%	42%	60%	33%	34%	30%	28%	42%	60%
2.26%	2.33%	2.36%	2.41%	2.50%	2.00%	2.26%	2.34%	2.34%	2.38%	2.39%	2.00%

Small and Mid Cap Stock Funds Prospectus	35

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Mid Cap Growth Fund and Small Cap Growth Fund employ an active trading investment strategy that may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

36	Small and Mid Cap Stock Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Small and Mid Cap Stock Funds Prospectus	37

Additional Strategies and General Investment Risks

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk—To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

38	Small and Mid Cap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B MID CAP VALUE	COMMON STOCK	MID CAP GROWTH	SMALL CAP GROWTH	SMALL CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investments, Regulatory, Liquidity and Currency Risk					●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●			●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk			●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●	●	●	●	●

Small and Mid Cap Stock Funds Prospectus	39

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB–ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the paying of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

40	Small and Mid Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of certain Fund’s is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Common Stock, Mid Cap Growth, Small Cap Growth, and Small Cap Value Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165 billion.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. As of September 30, 2005, Cooke & Bieler managed approximately $7.5 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Small and Mid Cap Stock Funds Prospectus	41

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

42	Small and Mid Cap Stock Funds Prospectus

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. Information regarding the Funds’ sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Small and Mid Cap Stock Funds Prospectus	43

A Choice of Share Classes

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

44	Small and Mid Cap Stock Funds Prospectus

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS	9 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

Small and Mid Cap Stock Funds Prospectus	45

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and such distribution or transfer occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge, proceeds of a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee or a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).

•	By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

46	Small and Mid Cap Stock Funds Prospectus

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent. You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.

The following types of accounts (registered in the name of or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility under a rights of accumulation discount:

•	individual accounts;

•	joint accounts;

•	IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a Wells Fargo Advantage Funds prototype agreement;

•	403(b) accounts; and

•	accounts over which the shareholder, his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account or a solely owned business account).

Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

•	Section 529 Plan accounts;

•	accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held directly in a Wells Fargo Advantage Funds account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (i.e., 401(k) Plans) and SIMPLE IRAs established using the Wells Fargo Advantage Funds prototype agreement (but not including employer sponsored IRAs) (collectively, “Employer Sponsored Retirement Plans”).

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

Small and Mid Cap Stock Funds Prospectus	47

Reductions and Waivers of Sales Charges

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	the Funds’ transfer agent;

•	broker-dealers who act as selling agents;

•	immediate family members (spouse, sibling, parent or child) of any of the above; and

•	each Fund’s sub-adviser, but only for the Fund(s) in which such sub-adviser provides investment advisory services.

•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with Funds Distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Section 529 Plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

48	Small and Mid Cap Stock Funds Prospectus

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

•	We waive the Class C CDSC where a Fund did not pay a sales commission at the time of purchase.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
C&B Mid Cap Value	0.75%	0.75%
Common Stock	0.75%	0.75%
Mid Cap Growth	0.75%	0.75%
Small Cap Growth	0.75%	0.75%
Small Cap Value	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Small and Mid Cap Stock Funds Prospectus	49

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of any Wells Fargo Advantage money market fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two

50	Small and Mid Cap Stock Funds Prospectus

exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Small and Mid Cap Stock Funds Prospectus	51

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•

The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

52	Small and Mid Cap Stock Funds Prospectus

When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

•	Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets

Small and Mid Cap Stock Funds Prospectus	53

Your Account

under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Fund Closed to New Investors

The Small Cap Value Fund is closed to new investors, however, you may purchase Class A, B, and C shares under limited circumstances. The following types of investors may qualify to purchase Class A, B, or C shares of the Small Cap Value Fund:

•	Officers, directors and employees of Wells Fargo Advantage Funds, Funds Management, and affiliates of these entities, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or the Funds’ distributor, or an affiliate, has entered into an agreement to provide document of administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds’ distributor, or an affiliate, to perform services;

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM); and

•	Section 529 plans.

54	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Small and Mid Cap Stock Funds Prospectus	55

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our website at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Common Stock Fund, Class C.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $1,000 (or $250 for retirement accounts) from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

56	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, visit our Web site at www.wellsfargo.com/advantagefunds to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing and wire instructions on page 55. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 55. Be sure to have the wiring bank include your current account number and the name your account is registered in. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

Small and Mid Cap Stock Funds Prospectus	57

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or 1-800-368-7550 to use the automated phone system to request a redemption of at least $100. Be prepared to provide your account number and taxpayer identification number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

58	Small and Mid Cap Stock Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Small and Mid Cap Stock Funds Prospectus	59

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

60	Small and Mid Cap Stock Funds Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Small and Mid Cap Stock Funds Prospectus	61

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fess charged by Institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we

62	Small and Mid Cap Stock Funds Prospectus

reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Small and Mid Cap Stock Funds Prospectus	63

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Ann M. Miletti

Common Stock Fund and its predecessor since 2001

Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with Strong Capital Management, Inc. (“SCM”) since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named co-portfolio manager of the Strong Common Stock Fund, the Fund’s predecessor fund. Ms. Miletti earned her B.A. degree in Education from the University of Wisconsin.

Jerome “Cam” Philpott, CFA

Mid Cap Growth Fund and its predecessor since 2001

Small Cap Growth Fund and its predecessor since 1993

Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, (“Montgomery”) which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Mid Cap Growth Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his M.B.A. degree from the Darden School at the University of Virginia and his B.A. degree in Economics from Washington and Lee University.

I. Charles Rinaldi

Small Cap Value Fund and its predecessor since 1997

Mr. Rinaldi joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co., as a portfolio manager. Mr. Rinaldi earned a B.A. degree in Biology from St. Michael’s College and his M.B.A. degree in Finance from Babson College.

Stuart Roberts

Mid Cap Growth Fund and its predecessor since 2001

Small Cap Growth Fund and its predecessor since 1990

Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery for the Small Cap Growth Fund since its inception in 1990. In 2001, he became a co-portfolio manager for the Mid Cap Growth Fund. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his M.B.A. degree from the University of Colorado and a B.A. degree in Economics from Bowdoin College.

Richard T. Weiss

Common Stock Fund and its predecessor since 1991

Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1991 and Vice Chairman of Strong Financial Corporation, SCM’s parent corporation since 2001. Prior to joining SCM he was a partner with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager of the Special Fund from 1981 to 1991. He earned a B.S. degree in Business Administration at the University of Southern California and his M.B.A. degree in Business Administration with distinction from the Harvard Graduate School of Business Administration.

64	Small and Mid Cap Stock Funds Prospectus

C&B Mid Cap Value Fund

This Fund is managed by a team of investment professionals at Cooke & Bieler. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. No member of the team has any limitations on their role.

Kermit S. Eck, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst. Mr. Eck earned a B.S. degree in Computer Science from Montana State University and an M.B.A. degree from Stanford University.

Daren C. Heitman, CFA

C&B Mid Cap Value Fund since 2005

Mr. Heitman worked as an analyst and a portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. Mr. Heitman came to Cooke & Bieler in 2005 where he currently serves as a Portfolio Manager. Mr. Heitman earned his B.S. in Finance at Iowa State University and his M.B.A. from the University of Chicago.

Michael M. Meyer, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Meyer began his career at Sterling Capital Management (“Sterling”) as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in Economics at Davidson College and his M.B.A. degree from the Wharton School of Business.

James R. Norris

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Co-Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in Management at Guilford College and his M.B.A. degree from the University of North Carolina.

Edward W. O’Connor, CFA

C&B Mid Cap Value Fund and its predecessor since 2002

Mr. O’Connor spent three years at Cambiar Investors (“Cambiar”) in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O’Connor earned his B.A. degree in Economics and Philosophy at Colgate University and his M.B.A. degree from the University of Chicago.

R. James O’Neil, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. O’Neil served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. O’Neil earned his B.A. degree Economics at Colby College and his M.B.A. degree from the Harvard School of Business.

Mehul Trivedi, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his B.A. in International Relations at the University of Pennsylvania, a B.S. in Economics at the Wharton School of Business and his M.B.A. degree from the Wharton School of Business.

Small and Mid Cap Stock Funds Prospectus	65

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or return of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Market Securities

Emerging Market Securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

Emerging Markets

Financial markets associated with a country that are considered by the international financial community and international financial organizations, such as the International Financial Corporation and the International Bank for Reconstruction and Development, to have an “emerging” stock market. These financial markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

66	Small and Mid Cap Stock Funds Prospectus

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its securities in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge, Hedging

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Public Offering Price (“POP”)

The NAV with the sales load added.

Small and Mid Cap Stock Funds Prospectus	67

Glossary

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000® Index

Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Growth Index

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index

Measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap® Value Index

Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed to the U.S. Government, its agencies or instrumentalities.

68	Small and Mid Cap Stock Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email:wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

©2006 Wells Fargo Funds Management. LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54614 02-06 026SCR/P201 (02/06) ICA Reg. No. 811-09253

WELLS FARGO ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS – INSTITUTIONAL CLASS

Wells Fargo Advantage C&B Mid Cap Value Fund Wells Fargo Advantage Enterprise FundSM

Wells Fargo Advantage Mid Cap Disciplined Fund Wells Fargo Advantage Small Cap Disciplined Fund Wells Fargo Advantage Small Cap Growth Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Small and Mid Cap Stock Funds

Throughout this prospectus, the Wells Fargo Advantage Enterprise FundSM is referred to as the “Enterprise Fund”.

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Small and Mid Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

C&B Mid Cap Value Fund (CBMSX)	Seeks maximum long-term total return consistent with minimizing risk to principal.

Enterprise Fund (WFEIX)	Seeks long-term capital appreciation.

Mid Cap Disciplined Fund (WFMIX)	Seeks long-term capital appreciation.

Small Cap Disciplined Fund (WFSSX)	Seeks long-term capital appreciation.

Small Cap Growth Fund (WFSIX)	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap® Value Index. As of September 30, 2005, this range was $809 million to $17.3 billion and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We invest in equity securities of companies of any size, although we invest principally in securities of medium-capitalization companies, which are defined as those with market capitalizations within the range of the companies comprising the Russell Midcap® Index (which was $809 million to $17.9 billion as of September 30, 2005, and is expected to change frequently). We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest principally in equity securities of medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “medium-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap® Index (which was $809 million to $17.9 billion as of September 30, 2005, and is expected to change frequently) at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities. Although we can invest in any economic sector, at times we may emphasize one or more particular sectors.

We invest principally in equity securities of small-capitalization companies that the Fund’s manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “small-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell 2500TM Index at the time of investment. The range of the Russell 2500TM Index was $2 million to $9.9 billion, as of September 30, 2005, and is expected to change frequently. We may invest up to 25% of the Fund’s assets in foreign securities. We may invest in any sector, and at times we may emphasize one or more particular sectors.

We actively manage a diversified portfolio of common stocks of small-sized U.S. companies that we believe have above- average growth potential. We invest principally in small-capitalization securities, which we define as securities of companies with market capitalizations of less than $2 billion at the time of purchase.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 17;

•	the “Additional Strategies and General Investment Risks” section beginning on page 27; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

C&B Mid Cap Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Companies Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Because the Fund typically invests in 30-50 companies, the value of an investment in the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

Enterprise Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Mid Cap Disciplined Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Small Cap Disciplined Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Small Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small and Mid Cap Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage C&B Mid Cap Value Fund was organized as the successor fund to the C&B Mid Cap Value Portfolio. The predecessor C&B Portfolio was reorganized into the Wells Fargo Advantage FundsSM effective at the close of business July 23, 2004. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage C&B Mid Cap Value Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

The Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Mid Cap Disciplined Fund and Wells Fargo Advantage Small Cap Disciplined Fund were organized as the successor funds to the Strong Enterprise Fund, Strong Mid Cap Disciplined Fund and Strong Small Company Value Fund, respectively. The predecessor Strong Funds were reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Mid Cap Disciplined Fund and Wells Fargo Advantage Small Cap Disciplined Fund, for the periods prior to the Fund’s reorganization, reflects the historical information of the predecessor fund.

The Wells Fargo Advantage Small Cap Growth Fund was organized as the successor fund to the Montgomery Small Cap Fund. The predecessor Montgomery fund was reorganized into the Wells Fargo Advantage Funds effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Small Cap Growth Fund, for the periods prior to the Fund’s reorganization reflects the historical information for its predecessor fund.

In addition, prior to April 11, 2005, the Institutional Class shares of the C&B Mid Cap Value Fund were named the Select Class shares.

8	Small and Mid Cap Stock Funds Prospectus

C&B Mid Cap Value Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ‘99 • 20.78%	Worst Qtr.:	Q3 ‘02 • (20.75)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 7/26/2004)[1]	6.52%	13.27%	13.14%
Institutional Class Returns After Taxes on Distributions	4.96%	12.36%	12.02%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	5.73%	11.26%	11.05%
Russell Midcap® Value Index[2] (reflects no deduction for expenses or taxes)	12.65%	12.21%	10.12%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	9.24%
[1]	Performance shown, prior to the inception of this Class reflects the performance of the Fund’s Class D shares, and includes expenses that are not applicable to and are higher than those of this Class. The Fund’s Class D shares incepted on February 18, 1998.
[2]	The Fund has selected the Russell Midcap® Value Index to replace the Russell Midcap® Index as its benchmark index going forward because the Russell Midcap® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Small and Mid Cap Stock Funds Prospectus	9

Performance History

Enterprise Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 71.27%	Worst Qtr.:	Q4 ‘00 • (24.29)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 6/30/03)	9.41%	(0.49)%	15.86%
Institutional Class Returns After Taxes on Distributions	9.41%	(0.49)%	15.56%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	6.12%	(0.42)%[3]	14.02%
Russell Midcap® Growth Index[3] (reflects no deduction for expenses or taxes)	12.10%	1.38%	8.51%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	12.00%
[1]	Performance shown for the periods from June 30, 2003 to April 8, 2005 reflects the performance of the Institutional Class shares of the predecessor Strong Enterprise Fund. Performance shown for the periods prior to the inception of this Class reflects performance of the Investor Class shares of the predecessor fund, which incepted on September 30, 1998.
[2]	The Enterprise Fund’s calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.
[4]	The Fund has selected the Russell Midcap® Growth Index to replace the Russell Midcap® Index as its benchmark index going forward because the Russell Midcap® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

10	Small and Mid Cap Stock Funds Prospectus

Mid Cap Disciplined Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘01 • 23.93%	Worst Qtr.:	Q3 ‘02 • (16.94)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 4/11/05)[1]	7.92%	12.78%	17.15%
Institutional Class Returns After Taxes on Distributions	3.36%	10.59%	15.10%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	6.26%	9.92%	14.06%
Russell Midcap® Value Index[2] (reflects no deduction for expenses or taxes)	12.65%	12.21%	11.31%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	9.77%
[1]	Performance shown reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to are higher than those of the Institutional Class shares. The Investor Class shares annual returns are substantially similar to what the Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Investor Class shares incepted on December 31, 1998.
[2]	The Fund has selected the Russell Midcap® Value Index to replace the Russell Midcap® Index as its benchmark index going forward because the Russell Midcap® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Small and Mid Cap Stock Funds Prospectus	11

Performance History

Small Cap Disciplined Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 34.64%	Worst Qtr.:	Q1 ‘03 • (7.57)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/05	1 year	Life of Fund
Institutional Class Returns Before Taxes (Incept. 4/11/05)[1]	(0.64)%	18.12%
Institutional Class Returns After Taxes on Distributions	(2.47)%	16.29%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	(0.17)%[2]	14.76%
Russell 2000® Value Index[3] (reflects no deduction for expenses or taxes)	4.71%	11.63%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	9.24%
[1]	Performance shown reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class shares annual returns are substantially similar to what the Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Investor Class shares incepted on March 28, 2002.
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	The Fund has selected the Russell 2000® Value Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell 2000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

12	Small and Mid Cap Stock Funds Prospectus

Small Cap Growth Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘99 • 47.31%	Worst Qtr.:	Q3 ‘98 • (32.37)%

*	Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 4/11/05)[1]	(0.03)%	0.68%	5.03%
Institutional Class Returns After Taxes on Distributions	(1.59)%	0.28%	2.91%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	0.94%[3]	0.47%	3.49%
Russell 2000® Growth Index[2] (reflects no deduction for expenses or taxes)	4.71%	13.55%	13.08%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	9.26%
[1]	Performance shown reflects the performance of the Fund’s Class A shares and includes fees and expenses that are not applicable to and are higher than those of the Institutional Class shares. The Class A shares annual returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses.
[2]	The Fund has selected the Russell 2000® Growth Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell 2000® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Small and Mid Cap Stock Funds Prospectus	13

Small and Mid Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	C&B Mid Cap Value Fund	Enterprise Fund	Mid Cap Disciplined Fund
Management Fees[1]	0.74%	0.75%	0.74%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.20%	0.25%	0.22%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.94%	1.00%	0.96%
Fee Waivers	0.04%	0.10%	0.06%

NET EXPENSES[3]	0.90%	0.90%	0.90%

	Small Cap Disciplined Fund	Small Cap Growth Fund
Management Fees[1]	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	1.03%	0.21%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.93%	1.11%
Fee Waivers	0.93%	0.21%

NET EXPENSES[3]	1.00%	0.90%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds, except the Small Cap Disciplined Fund and the Small Cap Growth Fund, is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets $500 million to $999 million; 0.65% for assets $1 billion to $2.99 billion; 0.625% for assets $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Small Cap Disciplined Fund and the Small Cap Growth Fund is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Enterprise Fund, the Mid-Cap Disciplined Fund and Small Cap Disciplined Fund are based on expenses incurred since the Class’ inception and are annualized.
[3]	For the C&B Mid Cap Value Fund, the adviser has committed through February 28, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. For the other Funds in this prospectus, the adviser has committed through April 30, 2007, to waive fees and/or expenses to the extent necessary to maintain each Fund’s net operating expense ratios shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

14	Small and Mid Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	C&B Mid Cap Value Fund	Enterprise Fund	Mid Cap Disciplined Fund	Small Cap Disciplined Fund	Small Cap Growth Fund
1 YEAR	$92	$92	$92	$102	$92
3 YEARS	$296	$308	$298	$516	$332
5 YEARS	$516	$—	$—	$—	$591
10 YEARS	$1,151	$—	$—	$—	$1,333

Small and Mid Cap Stock Funds Prospectus	15

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

16	Small and Mid Cap Stock Funds Prospectus

C&B Mid Cap Value Fund

 Portfolio Managers:      Kermit S. Eck, CFA; Daren C. Heitman, CFA; Michael M. Meyer, CFA; James R. Norris; Edward W. O’Connor, CFA; R. James O’Neil, CFA and Mehul Trivedi, CFA

Investment Objective

The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

We invest principally in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap® Value Index. As of September 30, 2005, this range was $809 million to $17.3 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap® Value Index.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Companies Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Because the Fund typically invests in 30-50 companies, the value of an investment in the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 27. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	17

C&B Mid Cap Value Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS[4] SHARES—COMMENCED ON JULY 26, 2004

For the period ended:	Oct. 31, 2005	Oct. 31, 2004
Net asset value, beginning of period	$18.91	$18.52
Income from investment operations:
Net investment income (loss)[7]	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	2.57	0.37
Total from investment operations	2.55	0.39
Less distributions:
Distributions from net investment income	0.00	0.00
Distributions from net realized gain[7]	(0.58)	0.00
Total from distributions	(0.58)	0.00
Net asset value, end of period	$20.88	$18.91
Total return[1]	13.71%	2.11%
Ratios/supplemental data:
Net assets, end of period (000s)	$63,705	$17,376
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.07%	0.40%
Portfolio turnover rate	30%	31%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses.[2,3]	0.94%	0.96%
[1]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ration in the absence of any waivers and/or reimbursements.
[4]	Formerly named the Select Class.

18	Small and Mid Cap Stock Funds Prospectus

Enterprise Fund

Portfolio Managers:    Sunjay Goel, CFA; Thomas J. Pence, CFA

Investment Objective

The Enterprise Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in a portfolio consisting of equity securities of companies of any size, although we invest principally in medium-capitalization companies. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $809 million to $17.9 billion, as of September 30, 2005, and is expected to change frequently.

We strive to identify companies that are positioned for rapid growth of revenue and earnings, and that are leaders in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. We may invest in any economic sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 27. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	19

Enterprise Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditors report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON JUNE 30, 2003

For the period ended:	October 31, 2005[5]	December 31, 2004	December 31, 2003[3]
Net asset value, beginning of period	$25.30	$21.87	$18.34
Income from investment operations:
Net investment income (loss)	(0.10)[6]	(0.11)[6]	(0.06)
Net realized and unrealized gain (loss) on investments	0.75	3.54	3.59
Total from investment operations	0.65	3.43	3.53
Less distributions:
Distributions from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$25.95	$25.30	$21.87
Total return[1]	2.57%	15.68%	19.25%
Ratios/supplemental data:
Net assets, end of period (000s)	$15,780	$7,126	$2,114
Ratios to average net assets[4]:
Ratio of expenses to average net assets	0.88%	0.83%	0.97%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.47)%	(0.67)%
Portfolio turnover rate	116%	184%	261%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	0.97%	0.88%	1.18%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	For the period from June 30, 2003 (commencement of class) to December 31, 2003.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	The Fund changed its fiscal year end from December 31 to October 31.
[6]	Calculated based upon average shares outstanding.

20	Small and Mid Cap Stock Funds Prospectus

Mid Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Mid Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $809 million to $17.9 billion, as of September 30, 2005, and is expected to change frequently. To identify these companies, we engage in in-depth, first-hand research. The goal of our research is to identify companies that are undervalued or have growth potential not currently reflected in their stock prices. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of large, more established companies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 27. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	21

Mid Cap Disciplined Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
INSTITUTIONAL CLASS SHARES— COMMENCED ON APRIL 11, 2005

For the period ended:	Oct. 31, 2005
Net asset value, beginning of period	$21.84
Income from investment operations:
Net investment income (loss)	0.07[3]
Net realized and unrealized gain (loss) on investments	1.37
Total from investment operations	1.44
Less distributions:
Distributions from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$23.28
Total return[1]	6.59%
Ratios/supplemental data:
Net assets, end of period (000s)	$116,867
Ratios to average net assets[4]:
Ratio of expenses to average net assets	0.88%
Ratio of net investment income (loss) to average net assets	0.53%
Portfolio turnover rate	94%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	0.92%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Calculated based upon average shares outstanding.
[4]	Ratios shown for periods of less than one year are annualized.

22	Small and Mid Cap Stock Funds Prospectus

Small Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Small Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define small-capitalization companies as companies whose market capitalization is substantially similar to that of companies in the Russell 2500™ Index, at the time of purchase. The range of the Russell 2500™ Index was $2 million to $9.9 billion, as of September 30, 2005 and is expected to change frequently. We aim to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 27. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	23

Small Cap Disciplined Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
INSTITUTIONAL SHARE CLASS— COMMENCED ON APRIL 11, 2005

For the period ended:	Oct. 31, 2005
Net asset value, beginning of period	$15.99
Income from investment operations:
Net investment income (loss)	0.00
Net realized and unrealized gain (loss) on investments	0.10
Total from investment operations	0.10
Less distributions:
Distributions from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$16.09
Total return[1]	0.63%
Ratios/supplemental data:
Net assets, end of period (000s)	$2,162
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.58%
Ratio of net investment income (loss) to average net assets	0.08%
Portfolio turnover rate	56%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.10%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.

24	Small and Mid Cap Stock Funds Prospectus

Small Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Small Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of small-sized U.S. companies that we believe have above-average growth potential. We invest principally in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small capitalization securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 27. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	25

Small Cap Growth Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL SHARES—COMMENCED ON APRIL 11, 2005.

For the period ended:	Oct. 31, 2005[5]	Sept. 30, 2005
Net asset value, beginning of period	$12.61	$11.10
Income from investment operations:
Net investment income (loss)	(0.01)	(0.04)[4]
Net realized and unrealized gain (loss) on investments	(0.34)	1.55
Total from investment operations	(0.35)	1.51
Less distributions:
Distributions from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$12.26	$12.61
Total return[1]	(2.78)%	13.60%
Ratios/supplemental data:
Net assets, end of period (000s)	$31,430	$31,416
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.90%	0.92%
Ratio of net investment income (loss) to average net assets	(0.77)%	(0.65)%
Portfolio turnover rate	10%	149%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.11%	1.15%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Calculated based upon average shares outstanding.
[5]	The Fund changed its fiscal year end from September 30 to October 31.

26	Small and Mid Cap Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Enterprise, Mid Cap Disciplined, Small Cap Disciplined and Small Cap Growth Funds employ an active trading investment strategy that may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Small and Mid Cap Stock Funds Prospectus	27

Additional Strategies and General Investment Risks

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk—To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

28	Small and Mid Cap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B MID CAP VALUE	ENTERPRISE	MID CAP DISCIPLINED	SMALL CAP DISCIPLINED	SMALL CAP GROWTH

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specified time.
Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk			●	●	●

Small and Mid Cap Stock Funds Prospectus	29

Additional Strategies and General Investment Risks

		C&B MID CAP VALUE	ENTERPRISE	MID CAP DISCIPLINED	SMALL CAP DISCIPLINED	SMALL CAP GROWTH

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●	●	●	●	●

30	Small and Mid Cap Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Small and Mid Cap Stock Funds Prospectus	31

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of certain Fund’s is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Enterprise, Mid Cap Disciplined, Small Cap Disciplined and Small Cap Growth Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. As of September 30, 2005, Cooke & Bieler managed approximately $7.5 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

32	Small and Mid Cap Stock Funds Prospectus

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Small and Mid Cap Stock Funds Prospectus	33

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

34	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plans that have at least $100 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset-based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Section 529 Plans;

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage LifeStage PortfolioSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $5 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing

Small and Mid Cap Stock Funds Prospectus	35

Your Account	How to Buy Shares

“shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

36	Small and Mid Cap Stock Funds Prospectus

Your Account	How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Small and Mid Cap Stock Funds Prospectus	37

Exchanges

Exchanges between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

38	Small and Mid Cap Stock Funds Prospectus

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Small and Mid Cap Stock Funds Prospectus	39

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

40	Small and Mid Cap Stock Funds Prospectus

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage to the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Small and Mid Cap Stock Funds Prospectus	41

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Robert J. Costomiris, CFA

Mid Cap Disciplined Fund and its predecessor since 2001

Small Cap Disciplined Fund and its predecessor since 2002

Mr. Costomiris joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at Strong Capital Management, Inc. (“SCM”) since April 2001. Prior to joining SCM, he served as the Director of Research at Thomson Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with Hewitt Associates. He earned his B.S. degree in Chemical Engineering from the University of Pennsylvania and his M.B.A. degree, specializing in Finance and Accounting, from the University of Chicago Graduate School of Business.

Sunjay Goel, CFA

Enterprise Fund since 2005

Mr. Goel joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, Mr. Goel was with SCM since 2000, where he served as a research analyst for the software, Internet services, transportation, and cyclical growth sectors. Prior to joining SCM, Mr. Goel was responsible for assisting the research and portfolio management efforts for Conseco Capital Management equity portfolios. Mr. Goel earned his B.S. degree in Computer and Electrical Engineering from Purdue University and his M.B.A. degree in Finance from Indiana University, where he was selected by faculty to participate in the Investment Management Academy.

Thomas J. Pence, CFA

Enterprise Fund and its predecessor since 2000

Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management (“CCM”) where he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds with the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

Jerome “Cam” Philpott, CFA

Small Cap Growth Fund and its predecessor since 1993

Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, (“Montgomery”) which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Mid Cap Growth Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his B.A. degree in Economics from Washington and Lee University and his M.B.A. degree from the Darden School at the University of Virginia.

42	Small and Mid Cap Stock Funds Prospectus

Stuart Roberts

Small Cap Growth Fund and its predecessor since 1990

Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery for the Small Cap Growth Fund since its inception in 1990. He has specialized in small-cap growth investments since 1983. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his M.B.A. degree from the University of Colorado and his B.A. degree in Economics from Bowdoin College.

C&B Mid Cap Value Fund

This Fund is managed by a team of investment professionals of Cooke & Bieler. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. No member of the team has any limitations on their role.

Kermit S. Eck, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst. Mr. Eck earned a B.S. degree in Computer Science from Montana State University and an M.B.A. degree from Stanford University.

Daren C. Heitman, CFA

C&B Mid Cap Value Fund since 2005

Mr. Heitman worked as an analyst and a portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. Mr Heitman came to Cooke & Bieler in 2005 where he currently serves as a Portfolio Manager. Mr. Heitman earned his B.S. in Finance at Iowa State University and his M.B.A. from the University of Chicago.

Michael M. Meyer, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Meyer began his career at Sterling Capital Management (“Sterling”) as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in Economics at Davidson College and his M.B.A. degree from the Wharton School of Business.

James R. Norris

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in Management at Guilford College and his M.B.A. degree from the University of North Carolina.

Edward W. O’Connor, CFA

C&B Mid Cap Value Fund and its predecessor since 2002

Mr. O’Connor spent three years at Cambiar Investors (“Cambiar”) in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O’Connor earned his B.A. degree in Economics and Philosophy at Colgate University and his M.B.A. degree from University of Chicago.

Small and Mid Cap Stock Funds Prospectus	43

Portfolio Managers

R. James O’Neil, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. O’Neil served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. O’Neil earned his B.A. degree Economics at Colby College and his M.B.A. degree from the Harvard School of Business.

Mehul Trivedi, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his B.A. degree in International Relations at the University of Pennsylvania, a B.S. degree in Economics at the Wharton School of Business and his M.B.A. degree from the Wharton School of Business.

44	Small and Mid Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Small and Mid Cap Stock Funds Prospectus	45

Glossary

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000® Index

Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Growth Index

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index

Measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

46	Small and Mid Cap Stock Funds Prospectus

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap® Value Index

Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Small and Mid Cap Stock Funds Prospectus	47

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266 Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS: STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus. ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54617 02-06 026SCIT/P204 (02/06) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS – ADMINISTRATOR CLASS

Wells Fargo Advantage C&B Mid Cap Value Fund

Wells Fargo Advantage Discovery FundSM

Wells Fargo Advantage Enterprise FundSM

Wells Fargo Advantage Mid Cap Disciplined Fund

Wells Fargo Advantage Opportunity FundSM

Wells Fargo Advantage Small Cap Disciplined Fund

Wells Fargo Advantage Small Cap Growth Fund

Wells Fargo Advantage Small Cap Opportunities Fund

Wells Fargo Advantage Small/Mid Cap Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Small and Mid Cap Stock Funds

Throughout this prospectus, the Wells Fargo Advantage Discovery FundSM is referred to as the “Discovery Fund”; the Wells Fargo Advantage Enterprise FundSM is referred to as the “Enterprise Fund”; and the Wells Fargo Advantage Opportunity FundSM is referred to as the “Opportunity Fund”.

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Small and Mid Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

C&B Mid Cap Value Fund (CBMIX)	Seeks maximum long-term total return, consistent with minimizing risk to principal.

Discovery Fund (WFDDX)	Seeks long-term capital appreciation.

Enterprise Fund (SEPKX)	Seeks long-term capital appreciation.

Mid Cap Disciplined Fund (WFMDX)	Seeks long-term capital appreciation.

Opportunity Fund (WOFDX)	Seeks long-term capital appreciation.

Small Cap Disciplined Fund (WFSDX)	Seeks long-term capital appreciation.

Small Cap Growth Fund (WMNIX)	Seeks long-term capital appreciation.

Small Cap Opportunities Fund (NVSOX)	Seeks long-term capital appreciation.

Small/Mid Cap Value Fund (WWMDX)	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value® Index. As of September 30, 2005, this range was $809 million to $17.3 billion and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We invest principally in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which had a range of $809 million to $17.9 billion as of September 30, 2005, and is expected to change frequently), at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest in equity securities of any size, although we invest principally in medium-capitalization companies, which are defined as those with market capitalizations within the range of the companies comprising the Russell Midcap® Index (which was $809 million to $17.9 billion as of September 30, 2005, and is expected to change frequently). We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest principally in equity securities of medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “medium-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap® Index (which was $809 million to $17.9 billion as of September 30, 2005, and is expected to change frequently) at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities. Although we can invest in any economic sector, at times we may emphasize one or more particular sectors.

We invest principally in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. We may invest up to 25% of the Fund’s assets in foreign securities.

We invest principally in equity securities of small-capitalization companies that the Fund’s manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “small-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell 2500TM Index at the time of investment. The range of the Russell 2500TM Index was $2 million to $9.9 billion, as of September 30, 2005, and is expected to change frequently. We may invest up to 25% of the Fund’s assets in foreign securities. We may invest in any sector, and at times we may emphasize one or more particular sectors.

We actively manage a diversified portfolio of common stocks of small-sized U.S. companies that we believe have above-average growth potential. We invest principally in small-capitalization securities, which we define as securities of companies with market capitalizations of less than $2 billion at the time of purchase.

We buy stocks of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. We invest principally in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less.

We invest principally in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which was $809 million to $17.9 billion as of September 30, 2005, and is expected to change frequently) at the time of purchase. We may invest up to 30% of the Fund’s assets in foreign securities.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 24;

•	the “Additional Strategies and General Investment Risks” section beginning on page 42; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

C&B Mid Cap Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Because the Fund typically invests in 30-50 companies, the value of an investment in the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

Discovery Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Enterprise Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Mid Cap Disciplined Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Small and Mid Cap Stock Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Opportunity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

Small Cap Disciplined Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Small Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Opportunities Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

Small/Mid Cap Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

8	Small and Mid Cap Stock Funds Prospectus

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage C&B Mid Cap Value Fund was organized as the successor fund to the C&B Mid Cap Value Portfolio. The predecessor C&B Portfolio was reorganized into the Wells Fargo Advantage Fund effective at the close of business on July 23, 2004. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage C&B Mid Cap Value Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

The Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Mid Cap Disciplined Fund, Wells Fargo Advantage Opportunity Fund, Wells Fargo Advantage Small Cap Disciplined Fund and Wells Fargo Advantage Small/Mid Cap Value Fund were organized as successor funds to the Strong Discovery Fund, Strong Enterprise Fund, Strong Mid Cap Disciplined Fund, Strong Opportunity Fund, Strong Small Company Value Fund and Strong Small/Mid Cap Value Fund, respectively. The predecessor Strong Funds were reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for each Wells Fargo Advantage Fund , for the periods prior to each Fund’s reorganization, reflects the historical information for its predecessor fund.

The Wells Fargo Advantage Small Cap Growth Fund was organized as the successor fund to the Montgomery Small Cap Fund. The predecessor Montgomery Fund was reorganized into the Wells Fargo Advantage Funds effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Small Cap Growth Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

Prior to April 11, 2005, the Administrator Class shares were named the Institutional Class shares.

Small and Mid Cap Stock Funds Prospectus	9

Performance History

C&B Mid Cap Value Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q2 ‘99 • 20.78%	Worst Qtr.:	Q3 ‘02 • (20.75)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns
for the period ended 12/31/05	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 7/26/2004)[1]	6.22%	13.19%	13.09%
Administrator Class Returns After Taxes on Distributions	4.73%	12.29%	11.97%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	5.54%	11.20%	11.01%
Russell Midcap® Value Index[2] (reflects no deduction for expenses or taxes)	12.65%	12.21%	10.12%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	9.24%
[1]	Performance shown prior to the inception of this Class reflects the performance of the Fund’s Class D shares and includes expenses that are not applicable to and are higher than those of this Class. The Fund’s Class D shares incepted on February 18, 1998.
[2]	The Fund has selected the Russell Midcap® Value Index to replace the Russell Midcap® Index as its benchmark index going forward because the Russell Midcap® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

10	Small and Mid Cap Stock Funds Prospectus

Discovery Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 25.78%	Worst Qtr.:	Q3 ‘01 • (18.90)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 4/11/05)[1]	7.24%	9.46%	7.55%
Administrator Class Returns After Taxes on Distributions	4.56%	8.40%	5.63%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	6.23%	7.82%	5.47%
Russell 2500TM Growth Index[2] (reflects no deduction for expenses or taxes)	8.17%	2.78%	7.37%
Russell Midcap® Growth Index (reflects no deduction for expenses or taxes)	12.10%	1.38%	9.27%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	9.26%
[1]	Performance shown reflects the performance of the Fund’s Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Investor Class shares incepted on December 31, 1987.
[2]	The Fund has selected the Russell 2500TM Growth Index to replace the Russell 2000® Index and Russell Midcap® Index as its benchmark index going forward because the Russell 2500TM Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Small and Mid Cap Stock Funds Prospectus	11

Performance History

Enterprise Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 71.27%	Worst Qtr.:	Q4 ‘00 • (24.29)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 8/30/02)[1]	9.11%	(0.50)%	15.85%
Administrator Class Returns After Taxes on Distributions	9.11%	(0.50)%	15.56%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	5.92%	(0.42)%[3]	14.02%
Russell Midcap Growth® Index[3] (reflects no deduction for expenses or taxes)	12.10%	1.38%	8.51%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	12.00%
[1]	Performance shown for the periods from August 30, 2002 to April 8, 2005 reflects the performance of the Class K shares of the predecessor Strong Enterprise Fund. Performance shown for periods prior to the inception of this Class reflects performance of the Investor Class shares of the predecessor fund, which incepted on September 30, 1998.
[2]	The Enterprise Fund’s calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such a favorable return can be consistently achieved.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[4]	The Fund has selected the Russell Midcap Growth® Index to replace the Russell Midcap® Index as its benchmark index going forward because the Russell Midcap Growth® Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

12	Small and Mid Cap Stock Funds Prospectus

Mid Cap Disciplined Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘01 • 23.93%	Worst Qtr.:	Q3 ‘02 • (16.94)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 4/11/05)[1]	7.92%	12.78%	17.15%
Administrator Class Returns After Taxes on Distributions	3.36%	10.59%	15.10%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	6.26%	9.92%	14.06%
Russell Midcap® Value Index[2] (reflects no deduction for expenses or taxes)	12.65%	12.21%	11.31%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	9.77%
[1]	Performance shown reflects the performance of the Fund’s Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Investor Class shares incepted on December 31, 1998.
[2]	The Fund has selected the Russell Midcap® Value Index to replace the Russell Midcap® Index as its benchmark index going forward because the Russell Midcap® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Small and Mid Cap Stock Funds Prospectus	13

Performance History

Opportunity Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 21.48%	Worst Qtr.:	Q3 ‘02 • (20.50)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 8/30/02)[1]	7.40%	3.95%	11.47%
Administrator Class Returns After Taxes on Distributions	5.60%	3.47%	9.28%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	6.70%	3.29%	8.96%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	12.49%
[1]	Performance shown for the periods from August 30, 2002 to April 8, 2005, reflects the performance of the Class K shares of the predecessor Strong Opportunity Fund. Performance shown for periods prior to the inception of this Class reflects the performance of the Investor Class shares of the predecessor fund, which incepted on December 31, 1985.

14	Small and Mid Cap Stock Funds Prospectus

Small Cap Disciplined Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 34.64%	Worst Qtr.:	Q1 ‘03 • (7.57%)

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 4/11/05)[1]	(0.64)%	18.12%
Administrator Class Returns After Taxes on Distributions	(2.47)%	16.29%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	(0.17)%[2]	14.76%
Russell 2000® Value Index[3] (reflects no deduction for expenses or taxes)	4.71%	11.63%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	9.24%
[1]	Performance shown reflects the performance of the Fund’s Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Investor Class shares incepted on March 28, 2002.
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	The Fund has selected the Russell 2000® Value Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell 2000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Small and Mid Cap Stock Funds Prospectus	15

Performance History

Small Cap Growth Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 47.31%	Worst Qtr.:	Q3 ‘98 • (32.37)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 06/09/03)[1]	6.30%	(1.97)%	5.70%
Administrator Class Returns After Taxes on Distributions	4.65%	(1.57)%[3]	3.57%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	5.11%	(1.57)%	4.08%
Russell 2000® Growth Index[2] (reflects no deduction for expenses or taxes)	4.15%	(2.28)%	4.69%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	9.26%
[1]	Performance shown for the periods prior to the inception of this Class reflects performance of the Class R shares of the predecessor Montgomery Small Cap Fund, which incepted on July 13, 1990, adjusted to reflect the expenses of this Class.
[2]	The Fund has selected the Russell 2000® Growth Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell 2000® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[3]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

16	Small and Mid Cap Stock Funds Prospectus

Small Cap Opportunities Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q2 ‘97 • 18.65%	Worst Qtr.:	Q3 ‘98 • (23.27)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 8/01/93)	6.36%	10.90%	13.47%
Administrator Class Returns After Taxes on Distributions	4.68%	9.14%	12.15%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	5.24%	8.69%	11.42%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	9.26%

Small and Mid Cap Stock Funds Prospectus	17

Performance History

Small/Mid Cap Value Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 24.45%	Worst Qtr.:	Q1 ‘03 • (3.96)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. And after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 4/11/05)[1]	13.32%	13.77%
Administrator Class Returns After Taxes on Distributions	12.09%	13.28%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	9.16%	11.82%
S&P 500 Index[2] (reflects no deduction for expenses or taxes)	4.91%	4.10%
Russell 2500TM Value Index[3] (reflects no deduction for expenses or taxes)	7.74%	12.91%
Russell 2000® Value Index (reflects no deduction for expenses or taxes)	4.71%	11.63%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	11.91%
[1]	Performance shown reflects the performance of the Fund’s Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Investor Class shares incepted on March 28, 2002.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	The Fund has selected the Russell 2500TM Value Index to replace the S&P 500 Index, the Russell 2000® Index and the Russell Midcap® Index as its benchmark index going forward because the Russell 2500TM Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

18	Small and Mid Cap Stock Funds Prospectus

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Small and Mid Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	C&B Mid Cap Value Fund	Discovery Fund	Enterprise Fund
Management Fees[1]	0.74%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.44%	0.52%	0.49%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.18%	1.27%	1.24%
Fee Waivers	0.03%	0.12%	0.09%

NET EXPENSES[3]	1.15%	1.15%	1.15%

	Small Cap Growth Fund	Small Cap Opportunities Fund	Small/Mid Cap Value Fund
Management Fees[1]	0.90%	0.89%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.48%	0.45%	0.56%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.38%	1.34%	1.46%
Fee Waivers	0.18%	0.14%	0.31%

NET EXPENSES[3]	1.20%	1.20%	1.15%

[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the C&B Mid Cap Value, Discovery, Enterprise, Mid Cap Disciplined and Opportunity Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Small Cap Disciplined, Small Cap Growth, Small Cap Opportunities and Small/Mid Cap Value Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.

20	Small and Mid Cap Stock Funds Prospectus

Summary of Expenses

Mid Cap Disciplined Fund	Opportunity Fund	Small Cap Disciplined Fund
0.74%	0.68%	0.90%
0.00%	0.00%	0.00%
0.48%	0.47%	0.51%

1.22%	1.15%	1.41%
0.07%	0.11%	0.21%

1.15%	1.04%	1.20%

[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Disciplined and Small/Mid Cap Value Funds are based on expenses incurred since the Class’ inception and are annualized and may include expenses payable to affiliates of Wells Fargo & Company.
[3]	For the Small Cap Opportunities Fund, the adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. For the C&B Mid Cap Value Fund, the adviser has committed through February 28, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. For the other Funds shown, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Small and Mid Cap Stock Funds Prospectus	21

Small and Mid Cap Stock Funds	Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	C&B Mid Cap Value Fund	Discovery Fund	Enterprise Fund	Mid Cap Disciplined Fund	Opportunity Fund
1 YEAR	$117	$117	$117	$117	$106
3 YEARS	$372	$391	$385	$378	$354
5 YEARS	$646	$685	$672	$659	$622
10 YEARS	$1,429	$1,523	$1,492	$1,491	$1,388

	Small Cap Disciplined Fund	Small Cap Growth Fund	Small Cap Opportunities Fund	Small/Mid Cap Value Fund
1 YEAR	$122	$122	$122	$117
3 YEARS	$426	$419	$409	$431
5 YEARS	$751	$738	$716	$768
10 YEARS	$1,673	$1,642	$1,590	$1,720

22	Small and Mid Cap Stock Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Small and Mid Cap Stock Funds Prospectus	23

C&B Mid Cap Value Fund

Portfolio Managers:    Kermit S. Eck, CFA; Daren C. Heitman, CFA; Michael M. Meyer, CFA;

James R. Norris; Edward W. O’Connor, CFA; R. James O’Neil, CFA and Mehul Trivedi, CFA

Investment Objective

The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

We invest principally in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap® Value Index. As of September 30, 2005, this range was $809 million to $17.3 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap® Value Index.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Because the Fund typically invests in 30-50 companies, the value of an investment in the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 42. These considerations are all important to your investment choice.

24	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund shares. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[4] SHARES—COMMENCED ON JULY 26, 2004

For the period ended:	Oct. 31, 2005	Oct. 31, 2004
Net asset value, beginning of period	$18.90	$18.52
Income from investment operations:
Net investment income (loss)	(0.03)	0.00
Net realized and unrealized gain (loss) on investments	2.53	0.38
Total from investment operations	2.50	0.38
Less distributions:
Distributions from net investment income	0.00	0.00
Distributions from net realized gain	(0.58)	0.00
Total from distributions	(0.58)	0.00
Net asset value, end of period	$20.82	$18.90
Total return[1]	13.39%	2.05%
Ratios/supplemental data:
Net assets, end of period (000s)	$118,690	$81,232
Ratios to average net assets:[2]
Ratio of expenses to average net assets	1.10%	1.15%
Ratio of net investment income (loss) to average net assets	(0.12)%	0.03%
Portfolio turnover rate	30%	31%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses.[2,3]	1.13%	1.17%
[1]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ration in the absence of any waivers and/or reimbursements.
[4]	Formerly named the Institutional Class.

Small and Mid Cap Stock Funds Prospectus	25

Discovery Fund

Portfolio Managers:    James M. Leach, CFA; Thomas J. Pence, CFA

Investment Objective

The Discovery Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in securities of small- and medium-capitalization companies that we believe offer attractive opportunities for growth. We define small- and medium-capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, which was $17.9 billion as of September 30, 2005, and is expected to change frequently. We analyze potential investment opportunities by using a disciplined investment process that emphasizes in-depth fundamental analysis across multiple dimensions such as visits with company management, suppliers/distributors, competitors and customers as well as detailed analysis of a company’s financial statements. We select securities that exhibit the strongest sustainable growth characteristics such as earnings growth, returns on invested capital and competitive positioning. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in securities of small- and medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 42. These considerations are all important to your investment choice.

26	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
ADMINISTRATOR CLASS SHARES— COMMENCED ON APRIL 11, 2005

For the period ended:	Oct. 31, 2005
Net asset value, beginning of period	$19.17
Income from investment operations:
Net investment income (loss)	(0.05)
Net realized and unrealized gain (loss) on investments	1.77
Total from investment operations	1.72
Less distributions:
Distributions from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$20.89
Total return[1]	8.97%
Ratios/supplemental data:
Net assets, end of period (000s)	$5,043
Ratios to average net assets:[3]
Ratio of expenses to average net assets	1.13%
Ratio of net investment income (loss) to average net assets	(0.76)%
Portfolio turnover rate	110%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.24%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are annualized.
[2]	During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.

Small and Mid Cap Stock Funds Prospectus	27

Enterprise Fund

Portfolio Managers:    Sunjay Goel, CFA; Thomas J. Pence, CFA

Investment Objective

The Enterprise Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in a portfolio consisting of equity securities of companies of any size, although we invest principally in medium-capitalization companies. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $809 million to $17.9 billion, as of September 30, 2005, and is expected to change frequently.

We strive to identify companies that are positioned for rapid growth of revenue and earnings, and that are leaders in rapidly growing industries such as business services, computer and digital products, financial services, health care services, Internet-related companies, medical technology, retail and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. We may invest in any economic sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 42. These considerations are all important to your investment choice.

28	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON AUGUST 30, 2002

For the period ended:	Oct. 31, 2005[6]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002[3]
Net asset value, beginning of period	$25.36	$21.98	$15.94	$16.32
Income from investment operations:
Net investment income (loss)	(0.14)[7]	(0.19)	(0.10)	(0.04)
Net realized and unrealized gain (loss) on investments	0.73	3.57	6.14	(0.34)
Total from investment operations	0.59	3.38	6.04	(0.38)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00
Net asset value, end of period	$25.95	$25.36	$21.98	$15.94
Total return[1]	2.33%	15.38%	37.89%	(2.33)%
Ratios/supplemental data:
Net assets, end of period (000s)	$3,290	$12,499	$34,204	$3,930
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.15%	1.14%	1.16%	1.14%
Ratio of net investment income (loss) to average net assets	(0.64)%	(0.83)%	(0.82)%	(0.63)%
Portfolio turnover rate	116%	184%	261%	377%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses2,[4]	1.23%	1.34%	1.30%	1.32%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Formerly named Class K.
[6]	The Fund changed its fiscal year end from December 31 to October 31.
[7]	Calculated based upon average shares outstanding.

Small and Mid Cap Stock Funds Prospectus	29

Mid Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Mid Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies.

We seek capital appreciation by investing principally in medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $809 million to $17.9 billion, as of September 30, 2005, and is expected to change frequently. To identify these companies, we engage in in-depth, first-hand research. The goal of our research is to identify companies that are undervalued or have growth potential not currently reflected in their stock prices. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 42. These considerations are all important to your investment choice.

30	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
ADMINISTRATOR CLASS SHARES— COMMENCED ON APRIL 11, 2005

For the period ended:	Oct. 31, 2005
Net asset value, beginning of period	$21.84
Income from investment operations:
Net investment income (loss)	0.05[3]
Net realized and unrealized gain (loss) on investments	1.36
Total from investment operations	1.41
Less distributions:
Distributions from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$23.25
Total return[1]	6.46%
Ratios/supplemental data:
Net assets, end of period (000s)	$54,344
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.14%
Ratio of net investment income (loss) to average net assets	0.36%
Portfolio turnover rate	94%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.20%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Calculated based upon average shares outstanding.
[4]	Ratios shown for periods of less than one year are annualized.

Small and Mid Cap Stock Funds Prospectus	31

Opportunity Fund

Portfolio Managers:    Ann M. Miletti, Richard T. Weiss

Investment Objective

The Opportunity Fund seeks long-term capital appreciation.

Investment Strategies

We invest in equity securities of medium-capitalization companies that we believe are under-priced, yet have attractive growth prospects. We base the analysis on a comparison between the company’s public value, based on market quotations, and its “private market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 42. These considerations are all important to your investment choice.

32	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[5]—COMMENCED ON AUGUST 30, 2002

For the period ended:	Oct. 31, 2005[6]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002[3]
Net asset value, beginning of period	$46.65	$39.58	$28.73	$29.48
Income from investment operations:
Net investment income (loss)	(0.05)[7]	(0.14)	(0.06)	0.02
Net realized and unrealized gain (loss) on investments	1.01	7.21	10.91	(0.77)
Total from investment operations	0.96	7.07	10.85	(0.75)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00
Net asset value, end of period	$47.61	$46.65	$39.58	$28.73
Total return[1]	2.06%	17.86%	37.77%	(2.54)%
Ratios/supplemental data:
Net assets, end of period (000s)	$131,102	$1,337	$145	$634
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.03%	1.15%	1.19%	1.16%
Ratio of net investment income (loss) to average net assets	(0.14)%	(0.35)%	(0.20)%	(0.21)%
Portfolio turnover rate	35%	42%	60%	71%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.13%	1.27%	1.55%	1.22%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	Formerly named Class K.
[6]	The Fund changed its fiscal year end from December 31 to October 31.
[7]	Calculated based upon average shares outstanding.

Small and Mid Cap Stock Funds Prospectus	33

Small Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Small Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define small-capitalization companies as companies whose market capitalization is substantially similar to that of companies in the Russell 2500TM Index, at the time of purchase. The range of the Russell 2500TM Index was $2 million to $9.9 billion, as of September 30, 2005 and is expected to change frequently. We aim to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 42. These considerations are all important to your investment choice.

34	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
ADMINISTRATOR CLASS SHARES— COMMENCED ON APRIL 11, 2005

For the period ended:	Oct. 31, 2005[4]
Net asset value, beginning of period	$15.99
Income from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	0.09
Total from investment operations	0.08
Less distributions:
Distributions from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$16.07
Total return[1]	0.50%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,141
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.24%
Ratio of net investment income (loss) to average net assets	(0.30)%
Portfolio turnover rate	56%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.45%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	The Fund changed its fiscal year end from December 31 to October 31.

Small and Mid Cap Stock Funds Prospectus	35

Small Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Small Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of small-sized U.S. companies that we believe have above-average growth potential. We invest principally in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small capitalization securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 42. These considerations are all important to your investment choice.

36	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Oct. 31, 2005[7]	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003[4]	June 30, 2003
Net asset value, beginning of period	$12.59	$10.70	$9.44	$8.94	$8.88
Income from investment operations:
Net investment income (loss)	(0.01)	(0.11)[6]	(0.21)	(0.02)	0.00
Net realized and unrealized gain (loss) on investments	(0.34)	2.19	1.47	0.52	0.06
Total from investment operations	(0.35)	2.08	1.26	0.50	0.06
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.19)	0.00	0.00	0.00
Total distributions	0.00	(0.19)	0.00	0.00	0.00
Net asset value, end of period	$12.24	$12.59	$10.70	$9.44	$8.94
Total return[1]	(2.78)%	19.54%	13.35%	5.59%	0.67%
Ratios/supplemental data:
Net assets, end of period (000s)	$53,953	$55,961	$33,309	$335	$14
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(1.07)%	0.94%	(1.20)%	(0.99)%	(1.06)%
Portfolio turnover rate	10%	149%	171%	47%	169%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.38%	1.37%	1.54%	1.46%	1.28%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	The Fund changed its fiscal year end from June 30 to September 30.
[5]	Formerly named the Institutional Class.
[6]	Calculated based upon average shares outstanding.
[7]	The Fund changed its fiscal year end from September 30 to October 31.

Small and Mid Cap Stock Funds Prospectus	37

Small Cap Opportunities Fund

(The Fund is closed to new investors.)

Portfolio Manager:    Jenny B. Jones

Investment Objective

The Small Cap Opportunities Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of securities of companies that we believe can generate above-average earnings growth and reasonable valuations relative to the company’s historical position and competitive peer group. We focus the Fund’s investment strategy on small-capitalization securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less. We invest principally in small-capitalization equity securities, including common stocks, securities convertible into common stocks, and, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

We may use options and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 42. These considerations are all important to your investment choice.

38	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[3] SHARES—COMMENCED ON AUGUST 15, 1996

For the period ended:	Oct. 31, 2005[4]	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$34.93	$33.46	$27.57	$22.70	$26.49	$29.97
Income from investment operations:
Net investment income (loss)	(0.01)	(0.09)	(0.08)	(0.13)	(0.22)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.95)	6.05	6.93	6.32	(2.05)	(0.91)
Total from investment operations	(0.96)	5.96	6.85	6.19	(2.27)	(1.01)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(4.49)	(0.96)	(1.32)	(1.52)	(2.47)
Total distributions	0.00	(4.49)	(0.96)	(1.32)	(1.52)	(2.47)
Net asset value, end of period	$33.97	$34.93	$33.46	$27.57	$22.70	$26.49
Total return[1]	(2.78)%	18.76%	25.25%	28.47%	(9.81)%	(3.46)%
Ratios/supplemental data:
Net assets at end of period (000s)	$704,714	$725,651	$534,600	$381,786	$294,880	$283,154
Ratios to average net assets[5]:
Ratio of expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.28)%	(0.27)%	(0.57)%	(0.81)%	(0.37)%
Portfolio turnover rate	7%	107%	113%	152%	97%	117%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5]	1.33%	1.29%	1.30%	1.31%	1.27%	1.33%
[1]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Formerly named the Institutional Class.
[4]	The Fund changed its fiscal year end from September 30 to October 31.
[5]	Ratios shown for periods of less than one year are annualized.

Small and Mid Cap Stock Funds Prospectus	39

Small/Mid Cap Value Fund

Portfolio Manager:    I. Charles Rinaldi

Investment Objective

The Small/Mid Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small- and medium- capitalization companies that we believe are undervalued relative to the market based on earnings, cash flows or asset value. We define small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $809 million to $17.9 billion, as of September 30, 2005, and is expected to change frequently. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small- and medium-capitalization companies; and

•	up to 30% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 42. These considerations are all important to your investment choice.

40	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
ADMINISTRATOR CLASS SHARES— COMMENCED ON APRIL 11, 2005

For the period ended:	Oct. 31, 2005[4]
Net asset value, beginning of period	$13.22
Income from investment operations:
Net investment income (loss)	0.00
Net realized and unrealized gain (loss) on investments	1.43
Total from investment operations	1.43
Less distributions:
Distributions from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$14.65
Total return[1]	10.82%
Ratios/supplemental data:
Net assets, end of period (000s)	$31,613
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.24%
Ratio of net investment income (loss) to average net assets	(0.18)%
Portfolio turnover rate	80%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.48%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	The Fund changed its fiscal year end from September 30 to October 31.

Small and Mid Cap Stock Funds Prospectus	41

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Small Cap Disciplined Fund, Small Cap Growth Fund, Small Cap Opportunities Fund and Small/Mid Cap Value Fund employ an active trading investment strategy that may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

42	Small and Mid Cap Stock Funds Prospectus

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk—To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Small and Mid Cap Stock Funds Prospectus	43

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B MID CAP VALUE	DISCOVERY	ENTERPRISE	MID CAP DISCIPLINED	OPPORTUNITY	SMALL CAP DISCIPLINED	SMALL CAP GROWTH	SMALL CAP OPPORTUNITIES	SMALL/MID CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●	●	●	●			●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of collateral
received).

	Credit, Counter- Party and Leverage Risk	●	●	●	●	●	●	●	●

Options

The right to buy or sell a security based on
an agreed upon price at a specific time.
Types of options used may include: options
on securities, options on a stock index and
options on stock index futures to protect
liquidity and portfolio values.

	Credit, Leverage and Liquidity Risk				●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro-rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●	●	●

44	Small and Mid Cap Stock Funds Prospectus

		C&B MID CAP VALUE	DISCOVERY	ENTERPRISE	MID CAP DISCIPLINED	OPPORTUNITY	SMALL CAP GROWTH	SMALL CAP DISCIPLINED	SMALL CAP OPPORTUNITIES	SMALL/MID CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk		●	●	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter- Party Risk	●	●	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity risk	●	●	●	●	●	●	●	●	●

Small and Mid Cap Stock Funds Prospectus	45

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

46	Small and Mid Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in certain Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund, except the Small Cap Opportunities Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Disciplined, Small Cap Growth and Small/Mid Cap Value Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. As of September 30, 2005, Cooke & Bieler managed approximately $7.5 billion in assets.

Schroder Investment Management North America Inc. (“Schroder”), located at 875 Third Avenue, 22nd Floor, New York, NY 10019, is the investment sub-adviser for the Small Cap Opportunities Fund, and in this capacity is responsible for the day-to-day investment activities of the Fund. Schroder

Small and Mid Cap Stock Funds Prospectus	47

Organization and Management of the Funds

provides investment management services to company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of September 30, 2005, Schroder and its affiliate, Schroder Investment Management North America Limited, managed over $205.6 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

48	Small and Mid Cap Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Small and Mid Cap Stock Funds Prospectus	49

Your Account

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least $10 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

•	Section 529 Plans;

•	Fund of Funds managed by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $1 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options

50	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Small and Mid Cap Stock Funds Prospectus	51

Your Account	How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING FUND SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

52	Small and Mid Cap Stock Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Small and Mid Cap Stock Funds Prospectus	53

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

54	Small and Mid Cap Stock Funds Prospectus

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Small and Mid Cap Stock Funds Prospectus	55

Other Information

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

56	Small and Mid Cap Stock Funds Prospectus

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Robert J. Costomiris, CFA

Mid Cap Disciplined Fund and its predecessor since 2001

Small Cap Disciplined Fund and its predecessor since 2002

Mr. Costomiris joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at Strong Capital Management, Inc. (“SCM”) since April 2001. Prior to joining SCM, he served as the Director of Research at Thomson Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with Hewitt Associates. He earned his B.S. degree in Chemical Engineering from the University of Pennsylvania and his M.B.A. degree, specializing in Finance and Accounting, from the University of Chicago Graduate School of Business.

Sunjay Goel, CFA

Enterprise Fund since 2005

Mr. Goel joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, Mr. Goel was with SCM since 2000, where he served as a research analyst for the software, Internet services, transportation, and cyclical growth sectors. Prior to joining SCM, Mr. Goel was responsible for assisting the research and portfolio management efforts for Conseco Capital Management equity portfolios. Mr. Goel earned his B.S. degree in Computer and Electrical Engineering from Purdue University and his M.B.A. degree in Finance from Indiana University, where he was selected by faculty to participate in the Investment Management Academy.

Jenny B. Jones

Small Cap Opportunities Fund since 2003

Ms. Jones joined Schroder in 2002 from Morgan Stanley Investment Management, where she began in 1996 and was an Executive Director responsible for the management of several Small Cap and Small-Mid Special Value funds. Prior to Morgan Stanley, Ms. Jones worked for Oppenheimer Capital, Mutual of America, Drexel Burnham Lambert, and Shearson/American Express. She earned her bachelor’s degree from Yale University and an M.B.A. degree in Finance from New York University.

James M. Leach, CFA

Discovery Fund and its predecessor since 2003

Mr. Leach joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was with SCM since October 2000, first as a portfolio manager of institutional mid-cap equity accounts and beginning in October 2003, a co-portfolio manager for the Discovery Fund. From April 1999 to October 2000, Mr. Leach was responsible for assisting in the portfolio management and research effort for Conseco Capital Management’s equity portfolios. From 1997 to 1999, he was an equity analyst at Bankers Trust in New York. Mr. Leach earned his bachelor’s degree in Mechanical Engineering from the University of California, at Santa Barbara and his M.B.A. degree in Finance from New York University’s Stern School of Business.

Ann M. Miletti

Opportunity Fund and its predecessor since 2001

Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with SCM since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named co- portfolio manager of the Strong Opportunity Fund, the Fund’s predecessor fund. Ms. Miletti earned her B.A. degree in Education from the University of Wisconsin.

Small and Mid Cap Stock Funds Prospectus	57

Portfolio Managers

Thomas J. Pence, CFA

Discovery Fund and its predecessor since 2001

Enterprise Fund and its predecessor since 2000

Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management where he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds with the Conseco Fund Group. Prior to joining Conseco Capital Management in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

Jerome “Cam” Philpott, CFA

Small Cap Growth Fund and its predecessor since 1993

Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management (“Montgomery”), which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Mid Cap Growth Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his B.A. degree in Economics from Washington and Lee University and his M.B.A. degree from the Darden School at the University of Virginia.

I. Charles Rinaldi

Small/Mid Cap Value Fund and its predecessor since 1997

Mr. Rinaldi joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co. as a portfolio manager. Mr. Rinaldi earned a B.A. degree in Biology from St. Michael’s College and his M.B.A. degree in Finance from Babson College.

Stuart Roberts

Small Cap Growth Fund and its predecessor since 1990

Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery where he managed the Small Cap Growth Fund since its inception in 1990. He has specialized in small-cap growth investments since 1983. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his M.B.A. degree from the University of Colorado and his B.A. degree in Economics from Bowdoin College.

Richard T. Weiss

Opportunity Fund and its predecessor since 1991

Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1991 and Vice Chairman of Strong Financial Corporation, SCM’s parent corporation since 2001. Prior to joining SCM he was a partner with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager for the Special Fund from 1981 to 1991. He earned a B.S. degree in Business Administration at the University of Southern California and his M.B.A. degree in Business Administration with distinction from the Harvard Graduate School of Business Administration.

58	Small and Mid Cap Stock Funds Prospectus

C&B Mid Cap Value Fund

This Fund is managed by a team of investment professionals at Cooke & Bieler. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. No member of the team has any limitations on their role.

Kermit S. Eck, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst. Mr. Eck earned a B.S. degree in Computer Science from Montana State University and an M.B.A. degree from Stanford University.

Daren C. Heitman, CFA

C&B Mid Cap Value Fund since 2005

Mr. Heitman worked as an analyst and a portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. Mr Heitman came to Cooke & Bieler in 2005 where he currently serves as a Portfolio Manager. Mr. Heitman earned his B.S. in Finance at Iowa State University and his M.B.A. from the University of Chicago.

Michael M. Meyer, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Meyer began his career at Sterling Capital Management (“Sterling”) as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in Economics at Davidson College and his M.B.A. degree from the Wharton School of Business.

James R. Norris

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in Management at Guilford College and his M.B.A. degree from the University of North Carolina.

Edward W. O’Connor, CFA

C&B Mid Cap Value Fund and its predecessor since 2002

Mr. O’Connor spent three years at Cambiar Investors (“Cambiar”) in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O’Connor earned his B.A. degree in Economics and Philosophy at Colgate University and his M.B.A. degree from University of Chicago.

R. James O’Neil, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. O’Neil served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. O’Neil earned his B.A. degree in Economics at Colby College and his M.B.A. degree from the Harvard School of Business.

Mehul Trivedi, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his B.A. degree in International Relations at the University of Pennsylvania, a B.S. degree in Economics at the Wharton School of Business and his M.B.A. degree from the Wharton School of Business.

Small and Mid Cap Stock Funds Prospectus	59

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a

60	Small and Mid Cap Stock Funds Prospectus

particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000® Index

Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Growth Index

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index

Measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 2500™ Growth Index

Measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Value Index

Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index

Measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Small and Mid Cap Stock Funds Prospectus	61

Glossary

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap® Value Index

Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

62	Small and Mid Cap Stock Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54616 02-06

026SCAM/P203 (02/06)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS – INVESTOR CLASS

Wells Fargo Advantage Discovery FundSM

Wells Fargo Advantage Enterprise FundSM

Wells Fargo Advantage Mid Cap Disciplined Fund

Wells Fargo Advantage Opportunity FundSM

Wells Fargo Advantage Small Cap Disciplined Fund

Wells Fargo Advantage Small/Mid Cap Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Small and Mid Cap Stock Funds

Throughout this prospectus, the Wells Fargo Advantage Discovery FundSM is referred to as the “Discovery Fund”; the Wells Fargo Advantage Enterprise FundSM is referred to as the “Enterprise Fund”; and the Wells Fargo Advantage Opportunity FundSM is referred to as the “Opportunity Fund”.

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Small and Mid Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Discovery Fund (STDIX)	Seeks long-term capital appreciation.

Enterprise Fund (SENTX)	Seeks long-term capital appreciation.

Mid Cap Disciplined Fund (SMCDX)	Seeks long-term capital appreciation.

Opportunity Fund (SOPFX)	Seeks long-term capital appreciation.

Small Cap Disciplined Fund (SCOVX)	Seeks long-term capital appreciation.

Small/Mid Cap Value Fund (SMMVX)	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which had a range of $809 million to $17.9 billion as of September 30, 2005, and is expected to change frequently), at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest in equity securities of companies of any size, although we invest principally in securities of medium-capitalization companies, which are defined as those with market capitalizations within the range of the companies comprising the Russell Midcap® Index (which had a range of $809 million to $17.9 billion as of September 30, 2005, and is expected to change frequently). We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest principally in equity securities of medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “medium-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap® Index (which had a range of $809 million to $17.9 billion as of September 30, 2005, and is expected to change frequently) at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities. Although we can invest in any economic sector, at times we may emphasize one or more particular sectors.

We invest principally in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. We may invest up to 25% of the Fund’s assets in foreign securities.

We invest principally in equity securities of small-capitalization companies that the Fund’s manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “small-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell 2500™ Index at the time of investment. The range of the Russell 2500™ Index was $2 million to $9.9 billion, as of September 30, 2005, and is expected to change frequently. We may invest up to 25% of the Fund’s assets in foreign securities. We may invest in any sector, and at times we may emphasize one or more particular sectors.

We invest principally in securities of small- and medium- capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which had a range of $809 million to $17.9 billion as of September 30, 2005, and is expected to change frequently) at the time of purchase. We may invest up to 30% of the Fund’s assets in foreign securities.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 20;

•	the “Additional Strategies and General Investment Risks” section beginning on page 32; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

The Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

Discovery Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Enterprise Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Mid Cap Disciplined Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Opportunity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

Small and Mid Cap Stock Funds Prospectus	7

FUND	SPECIFIC RISKS

Small Cap Disciplined Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Small/Mid Cap Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

8	Small and Mid Cap Stock Funds Prospectus

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Mid Cap Disciplined Fund, Wells Fargo Advantage Opportunity Fund, Wells Fargo Advantage Small Cap Disciplined Fund and Wells Fargo Advantage Small/Mid Cap Value Fund were organized as the successor funds to the Strong Discovery Fund, Strong Enterprise Fund, Strong Mid Cap Disciplined Fund, Strong Opportunity Fund, Strong Small Company Value Fund and Strong Small/Mid Cap Value Fund, respectively. The predecessor Strong Funds were reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Mid Cap Disciplined Fund, Wells Fargo Advantage Opportunity Fund, Wells Fargo Advantage Small Cap Disciplined Fund and Wells Fargo Advantage Small/Mid Cap Value Fund reflects, for the periods prior to each Fund’s reorganization, the historical information of its predecessor fund.

Small and Mid Cap Stock Funds Prospectus	9

Performance History

Discovery Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 25.78%	Worst Qtr.:	Q3 ‘01 • (18.90)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Investor Class Returns Before Taxes (Incept. 12/31/87)[1]	7.24%	9.46%	7.55%
Investor Class Returns After Taxes on Distributions	4.56%	8.40%	5.63%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	6.23%	7.82%	5.47%
Russell 2500™ Growth Index[2] (reflects no deduction for expenses or taxes)	8.17%	2.78%	7.37%
Russell Midcap® Growth Index (reflects no deduction for expenses or taxes)	12.10%	1.38%	9.27%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	9.26%
[1]	Performance shown for the periods prior to April 11 2005, reflects the performance of the Investor Class shares of the predecessor Strong Discovery Fund.
[2]	The Fund has selected the Russell 2500™ Growth Index to replace the Russell 2000® Index and Russell Midcap® Growth Index as its benchmark index going forward because the Russell 2500™ Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

10	Small and Mid Cap Stock Funds Prospectus

Enterprise Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 71.27%	Worst Qtr.:	Q4 ‘00 • (24.29)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	Life of Fund
Investor Class Returns Before Taxes (Incept. 9/30/98)[1]	8.62%	(0.91)%	15.52%
Investor Class Returns After Taxes on Distributions	8.62%	(0.91)%	15.23%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	5.60%	(0.77)%[4]	13.71%
Russell Midcap® Growth Index[3] (reflects no deduction for expenses or taxes)	12.10%	1.38%	8.51%
Russell Midcap® Index (reflects no deductions for expenses or taxes)	12.65%	8.45%	12.00%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the predecessor Strong Enterprise Fund.
[2]	The Enterprise Fund’s calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.
[3]	The Fund has selected the Russell Midcap® Growth Index to replace the Russell Midcap® Index as its benchmark index going forward because the Russell Midcap® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[4]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Small and Mid Cap Stock Funds Prospectus	11

Performance History

Mid Cap Disciplined Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q4 ‘01 • 23.93%	Worst Qtr.:	Q3 ‘02 • (16.94)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	Life of Fund
Investor Class Returns Before Taxes (Incept. 12/31/98)[1]	7.92%	12.78%	17.15%
Investor Class Returns After Taxes on Distributions	3.36%	10.59%	15.10%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	6.26%	9.92%	14.06%
Russell Midcap® Value Index[2] (reflects no deduction for expenses or taxes)	12.65%	12.21%	11.31%
Russell Midcap® Index (reflects no deductions for expenses or taxes)	12.65%	8.45%	9.77%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the predecessor Strong Mid Cap Disciplined Fund.
[2]	The Fund has selected the Russell Midcap® Value Index to replace the Russell Midcap® Index as its benchmark index going forward because the Russell Midcap® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

12	Small and Mid Cap Stock Funds Prospectus

Opportunity Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 21.41%	Worst Qtr.:	Q3 ‘02 • (20.53)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Investor Class Returns Before Taxes (Incept. 12/31/85)[1]	7.22%	3.81%	11.39%
Investor Class Returns After Taxes on Distributions	5.41%	3.32%	9.20%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	6.60%	3.16%	8.69%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	12.49%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the predecessor Strong Opportunity Fund.

Small and Mid Cap Stock Funds Prospectus	13

Performance History

Small Cap Disciplined Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 34.64%	Worst Qtr.:	Q1 ‘03 • (7.57)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	Life of Fund
Investor Class Returns Before Taxes (Incept. 3/28/02)[1]	(0.64)%	18.12%
Investor Class Returns After Taxes on Distributions	(2.47)%	16.29%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	(0.17)%[2]	14.76%
Russell 2000® Value Index[3] (reflects no deduction for expenses or taxes)	4.71%	11.63%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	9.24%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the predecessor Strong Small Company Value Fund.
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	The Fund has selected the Russell 2000® Value Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell 2000® Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

14	Small and Mid Cap Stock Funds Prospectus

Small/Mid Cap Value Fund Investor Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 24.45%	Worst Qtr.:	Q1 ‘03 • (3.96)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	Life of Fund
Investor Class Returns Before Taxes (Incept. 3/28/02)[1]	13.32%	13.77%
Investor Class Returns After Taxes on Distributions	12.09%	13.28%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	9.16%	11.82%
Russell 2500™ Value Index[2] (reflects no deduction for expenses or taxes)	7.74%	12.91%
Russell 2000® Value Index (reflects no deduction for expenses or taxes)	4.71%	11.63%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	11.91%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Investor Class shares of the predecessor Strong Small/Mid Cap Value Fund.
[2]	The Fund has selected the Russell 2500™ Value Index to replace the Russell 2000® Value Index and Russell Midcap® Index as its benchmark index going forward because the Russell 2500™ Value Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Small and Mid Cap Stock Funds Prospectus	15

Small and Mid Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Discovery Fund	Enterprise Fund	Mid Cap Disciplined Fund
Management Fees[1]	0.75%	0.75%	0.74%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.85%	0.87%	0.83%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.60%	1.62%	1.57%
Fee Waivers	0.22%	0.05%	0.26%

NET EXPENSES[3]	1.38%	1.57%	1.31%
	Opportunity Fund	Small Cap Disciplined Fund	Small/Mid Cap Value Fund
Management Fees[1]	0.68%	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.81%	0.86%	1.04%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.49%	1.76%	1.94%
Fee Waivers	0.14%	0.15%	0.37%

NET EXPENSES[3]	1.35%	1.61%	1.57%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Discovery, Enterprise, Mid Cap Disciplined and Opportunity Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $4.99 billion and higher. The breakpoint schedule for the Small Cap Disciplined and Small/Mid Cap Value Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $4.99 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

16	Small and Mid Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the investment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Discovery Fund	Enterprise Fund	Mid Cap Disciplined Fund	Opportunity Fund
1 YEAR	$140	$160	$133	$137
3 YEARS	$483	$506	$468	$457
5 YEARS	$850	$877	$826	$800
10 YEARS	$1,882	$1,918	$1,835	$1,768

	Small Cap Disciplined Fund	Small/Mid Cap Value Fund
1 YEAR	$164	$160
3 YEARS	$530	$573
5 YEARS	$940	$1,013
10 YEARS	$2,061	$2,234

Small and Mid Cap Stock Funds Prospectus	17

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

18	Small and Mid Cap Stock Funds Prospectus

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Discovery Fund

Portfolio Managers:    James M. Leach, CFA; Thomas J. Pence, CFA

Investment Objective

The Discovery Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in securities of small- and medium-capitalization companies that we believe offer attractive opportunities for growth. We define small- and medium-capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, which was $17.9 billion as of September 30, 2005 and is expected to change frequently. We analyze potential investment opportunities by using a disciplined investment process that emphasizes in-depth fundamental analysis across multiple dimensions such as visits with company management, suppliers/distributors, competitors and customers as well as detailed analysis of a company’s financial statements. We select securities that exhibit the strongest sustainable growth characteristics such as earnings growth, returns on invested capital and competitive positioning. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in securities of small- and medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

20	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON DECEMBER 31, 1987

For the period ended:	Oct. 31, 2005[4]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$21.53	$19.73	$14.42	$16.84	$16.39	$18.64
Income from investment operations:
Net investment income (loss)	(0.17)	(0.21)	(0.12)	(0.06)	(0.08)	0.06
Net realized and unrealized gain (loss) on investments	0.45	3.22	5.64	(1.91)	0.76	0.51
Total from investment operations	0.28	3.01	5.52	(1.97)	0.68	0.57
Less distributions:
Distributions from net investment income	0.00	0.00	(0.00)[3]	0.00	0.00	(0.04)
Distributions from net realized gain	(0.97)	(1.21)	(0.21)	(0.45)	(0.23)	(2.78)
Total distributions	(0.97)	(1.21)	(0.21)	(0.45)	(0.23)	(2.82)
Net asset value, end of period	$20.84	$21.53	$19.73	$14.42	$16.84	$16.39
Total return[1]	1.68%	15.69%	38.34%	(12.12)%	4.17%	3.97%
Ratios/supplemental data:
Net assets, end of period (000s)	$199,313	$191,181	$166,793	$133,361	$158,266	$165,409
Ratios to average net assets[5]:
Ratio of expenses to average net assets	1.39%	1.40%	1.43%	1.46%	1.48%	1.46%
Ratio of net investment income (loss) to average net assets	(1.00)%	(1.11)%	(0.67)%	(0.38)%	(0.46)%	0.34%
Portfolio turnover rate	110%	171%	302%	420%	502%	482%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses2.5	1.55%	1.44%	1.47%	1.50%	1.49%	1.46%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Amount calculated is less than $0.005.
[4]	The Fund changed its fiscal year-end from December 31 to October 31.
[5]	Ratios shown for periods of less than one year are annualized.

Small and Mid Cap Stock Funds Prospectus	21

Enterprise Fund

Portfolio Manager:    Sunjay Goel, CFA and Thomas J. Pence, CFA

Investment Objective

The Enterprise Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in a portfolio consisting of equity securities of companies of any size, although we invest principally in medium-capitalization companies. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $809 million to $17.9 billion, as of September 30, 2005, and is expected to change frequently.

We strive to identify companies that are positioned for rapid growth of revenue and earnings, and that are leaders in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. We may invest in any economic sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

22	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON SEPTEMBER 30, 1998

For the period ended:	Oct. 31, 2005[3]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$24.95	$21.78	$15.90	$22.14	$28.37	$41.24
Income from investment operations:
Net investment income (loss)	(0.25)[4]	(0.34)	(0.30)	(0.28)	(0.31)	(0.28)
Net realized and unrealized gain (loss) on investments	0.73	3.51	6.18	(5.96)	(5.92)	(12.04)
Total from investment operations	0.48	3.17	5.88	(6.24)	(6.23)	(12.32)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.55)
Total distributions	0.00	0.00	0.00	0.00	0.00	(0.55)
Net asset value, end of period	$25.43	$24.95	$21.78	$15.90	$22.14	$28.37
Total return[1]	1.92%	14.55%	36.98%	(28.18)%	(21.96)%	(29.77)%
Ratios/supplemental data:
Net assets, end of period (000s)	$196,077	$260,212	$249,221	$224,182	$372,075	$574,764
Ratios to average net assets[5]:
Ratio of expenses to average net assets	1.65%	1.85%	1.80%	1.96%	1.76%	1.37%
Ratio of net investment income (loss) to average net assets	(1.23)%	(1.51)%	(1.44)%	(1.51)%	(1.22)%	(0.67)%
Portfolio turnover rate	116%	184%	261%	377%	630%	474%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses2.5	1.69%	1.89%	1.96%	2.02%	1.76%	1.37%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	The Fund changed its fiscal year-end from December 31, to October 31.
[4]	Calculated based upon average shares outstanding.
[5]	Ratios shown for periods of less than one year are annualized.

Small and Mid Cap Stock Funds Prospectus	23

Mid Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Mid Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $809 million to $17.9 billion, as of September 30, 2005, and is expected to change frequently. To identify these companies, we engage in in-depth, first-hand research. The goal of our research is to identify companies that are undervalued or have growth potential not currently reflected in their stock prices. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

24	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON DECEMBER 31, 1998

For the period ended:	Oct. 31, 2005[4]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$22.34	$20.13	$14.85	$17.42	$15.50	$13.52
Income from investment operations:
Net investment income (loss)	0.00[5,6]	0.06	0.02	0.01	(0.02)	(0.00)
Net realized and unrealized gain (loss) on investments	1.07	4.00	5.99	(2.06)	1.94	3.00
Total from investment operations	1.07	4.06	6.01	(2.05)	1.92	3.00
Less distributions:
Distributions from net investment income	0.00	(0.05)	(0.02)	0.00	0.00	(0.06)
Distributions from net realized gain	(0.18)	(1.80)	(0.71)	(0.52)	(0.00)[3]	(0.96)
Total distributions	(0.18)	(1.85)	(0.73)	(0.52)	(0.00)[3]	(1.02)
Net asset value, end of period	$23.23	$22.34	$20.13	$14.85	$17.42	$15.50
Total return[1]	4.83%	21.18%	40.66%	(11.78)%	12.41%	22.80%
Ratios/supplemental data:
Net assets, end of period (000s)	$535,900	$676,333	$314,764	$155,411	$92,412	$18,494
Ratios to average net assets:[7]
Ratio of expenses to average net assets	1.34%	1.30%	1.45%	1.47%	1.52%	1.86%
Ratio of net investment income (loss) to average net assets	0.02%	0.36%	0.13%	0.09%	(0.22)%	(0.09)%
Portfolio turnover rate	94%	62%	252%	431%	648%	301%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2],7	1.51%	1.35%	1.49%	1.48%	1.53%	1.86%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Amount calculated is less than $0.005.
[4]	The Fund changed its fiscal year-end from December 31 to October 31.
[5]	Amount calculated is less than $0.005.
[6]	Calculated based upon average shares outstanding.
[7]	Ratios shown for periods of less than one year are annualized.

Small and Mid Cap Stock Funds Prospectus	25

Opportunity Fund

Portfolio Managers:    Ann M. Miletti, Richard T. Weiss

Investment Objective

The Opportunity Fund seeks long-term capital appreciation.

Investment Strategies

We invest in equity securities of medium-capitalization companies that we believe are under-priced, yet have attractive growth prospects. We base the analysis on a comparison between the company’s public value, based on market quotations, with its “private market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

26	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON DECEMBER 31, 1985

For the period ended:	Oct. 31, 2005[2]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$46.40	$39.45	$28.70	$39.29	$42.35	$44.69
Income from investment operations:
Net investment income (loss)	(0.10)[3]	(0.26)	(0.14)	(0.08)	0.07	0.17
Net realized and unrealized gain (loss) on investments	0.99	7.21	10.89	(10.51)	(2.11)	3.30
Total from investment operations	0.89	6.95	10.75	(10.59)	(2.04)	3.47
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.07)	(0.17)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.95)	(5.64)
Total distributions	0.00	0.00	0.00	0.00	(1.02)	(5.81)
Net asset value, end of period	$47.29	$46.40	$39.45	$28.70	$39.29	$42.35
Total return[1]	1.92%	17.62%	37.46%	(26.95)%	(4.80)%	8.57%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,938,610	$2,389,496	$2,709,452	$2,506,990	$3,664,068	$3,337,173
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.36%	1.35%	1.40%	1.40%	1.29%	1.20%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.55)%	(0.43)%	(0.23)%	0.19%	0.47%
Portfolio turnover rate	35%	42%	60%	71%	88%	87%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.46%	1.39%	1.42%	1.41%	1.29%	1.20%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	The Fund changed its fiscal year-end from December 31 to October 31.
[3]	Calculated based upon average shares outstanding.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Small and Mid Cap Stock Funds Prospectus	27

Small Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Small Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define small-capitalization companies as companies whose market capitalization is substantially similar to that of companies in the Russell 2500™ Index, at the time of purchase. The range of the Russell 2500™ Index was $2 million to $9.9 billion, as of September 30, 2005, and is expected to change frequently. We aim to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

28	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON MARCH 28,2002

For the period ended:	Oct. 31, 2005[5]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002[3]
Net asset value, beginning of period	$16.70	$13.91	$9.12	$10.00
Income from investment operations:
Net investment income (loss)	(0.07)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.38)	3.75	5.71	(0.83)
Total from investment operations	(0.45)	3.69	5.66	(0.88)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.21)	(0.90)	(0.87)	0.00
Total distributions	(0.21)	(0.90)	(0.87)	0.00
Net asset value, end of period	$16.04	$16.70	$13.91	$9.12
Total return[1]	(2.71)%	27.04%	62.53%	(8.80)%
Ratios/supplemental data:
Net assets, end of period (000s)	$172,013	$135,287	$39,549	$7,871
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.62%	1.59%	1.71%	1.95%
Ratio of net investment income (loss) to average net assets	(0.57)%	(0.55)%	(0.89)%	(0.98)%
Portfolio turnover rate	56%	41%	156%	201%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.73%	1.65%	1.89%	2.55%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	For the period from March 28, 2002 (commencement of class) to December 31, 2002.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	The Fund changed its fiscal year-end from December 31 to October 31.

Small and Mid Cap Stock Funds Prospectus	29

Small/Mid Cap Value Fund

Portfolio Manager:    I. Charles Rinaldi

Investment Objective

The Small/Mid Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small- and medium-capitalization companies that we believe are undervalued relative to the market based on earnings, cash flows or asset value. We define small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $809 million to $17.9 billion, as of September 30, 2005, and is expected to change frequently. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small- and medium-capitalization companies; and

•	up to 30% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

30	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INVESTOR CLASS SHARES—COMMENCED ON MARCH 28, 2002

For the period ended:	Oct. 31, 2005[5]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002[3]
Net asset value, beginning of period	$13.83	$12.01	$7.58	$10.00
Income from investment operations:
Net investment income (loss)	(0.08)	(0.13)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	1.22	2.43	4.46	(2.38)
Total from investment operations	1.14	2.30	4.43	(2.42)
Less distributions:
Distributions from net investment income	0.00	(0.00)	0.00	0.00
Distributions from net realized gain	(0.35)	(0.48)	0.00	0.00
Total distributions	(0.35)	(0.48)	0.00	0.00
Net asset value, end of period	$14.62	$13.83	$12.01	$7.58
Total return[1]	8.45%	19.37%	58.44%	(24.20)%
Ratios/supplemental data:
Net assets, end of period (000s)	$37,526	$17,678	$8,725	$2,509
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.70%	1.76%	1.80%	1.92%
Ratio of net investment income (loss) to average net assets	(1.01)%	(1.30)%	(0.55)%	(0.74)%
Portfolio turnover rate	80%	133%	132%	108%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2],4	1.95%	2.06%	2.86%	3.56%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	For the period from March 28, 2002 (commencement of class) to December 31, 2002.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	The Fund changed its fiscal year-end from December 31 to October 31.

Small and Mid Cap Stock Funds Prospectus	31

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Small Cap Disciplined Fund and Small/Mid Cap Value Fund, employ an active trading investment strategy that may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) and are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

32	Small and Mid Cap Stock Funds Prospectus

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk—To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Small and Mid Cap Stock Funds Prospectus	33

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		DISCOVERY	ENTERPRISE	MID CAP DISCIPLINED	OPPORTUNITY	SMALL CAP DISCIPLINED	SMALL/MID CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio values.

	Leverage and Liquidity Risk			●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro-rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk	●	●	●	●	●	●

34	Small and Mid Cap Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Small and Mid Cap Stock Funds Prospectus	35

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of certain Fund’s is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management is the sub-adviser for the Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

36	Small and Mid Cap Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Small and Mid Cap Stock Funds Prospectus	37

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	No minimum for current and retired employees, directors/trustees and officers of (i) Wells Fargo Advantage Funds (including any predecessor funds); (ii) Wells Fargo & Company and its affiliates; and (iii) family members of any of the above, if they sign up for the $50 monthly automatic investment purchase plan; or

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus –like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets

38	Small and Mid Cap Stock Funds Prospectus

under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Small and Mid Cap Stock Funds Prospectus	39

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

40	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Discovery Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $2,500 (as $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Small and Mid Cap Stock Funds Prospectus	41

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargo.com/advantagefunds. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest to either;

•	transfer at least $2,500 (as $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application or open an account by internet access as described above and follow the wire instructions on page 40. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 40. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

42	Small and Mid Cap Stock Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

Small and Mid Cap Stock Funds Prospectus	43

Your Account	How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders who maintain certain minimum account balances. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

44	Small and Mid Cap Stock Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has

Small and Mid Cap Stock Funds Prospectus	45

Exchanges

engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

46	Small and Mid Cap Stock Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Small and Mid Cap Stock Funds Prospectus	47

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

48	Small and Mid Cap Stock Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of

Small and Mid Cap Stock Funds Prospectus	49

Additional Services and Other Information

their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

50	Small and Mid Cap Stock Funds Prospectus

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Robert J. Costomiris, CFA

Mid Cap Disciplined Fund and its predecessor since 2001

Small Cap Disciplined Fund and its predecessor since 2002

Mr. Costomiris joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at Strong Capital Management, Inc. (“SCM”) since April 2001. Prior to joining SCM, he served as the Director of Research at Thomson Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with Hewitt Associates. He earned his B.S. degree in Chemical Engineering from the University of Pennsylvania and his M.B.A. degree, specializing in Finance and Accounting, from the University of Chicago Graduate School of Business.

Sunjay Goel, CFA

Enterprise Fund since 2005

Mr. Goel joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, Mr. Goel was with SCM since 2000, where he served as a research analyst for the software, Internet services, transportation, and cyclical growth sectors. Prior to joining SCM, Mr. Goel was responsible for assisting the research and portfolio management efforts for Conseco Capital Management equity portfolios. Mr. Goel earned his B.S. degree in Computer and Electrical Engineering from Purdue University and his M.B.A. degree in Finance from Indiana University, where he was selected by faculty to participate in the Investment Management Academy.

James M. Leach, CFA

Discovery Fund and its predecessor since 2003

Mr. Leach joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was with SCM since October 2000, first as a portfolio manager of institutional mid-cap equity accounts and beginning in October 2003, a co-portfolio manager for the Discovery Fund. From April 1999 to October 2000, Mr. Leach was responsible for assisting in the portfolio management and research effort for Conseco Capital Management’s (“CCM”) equity portfolios. From 1997 to 1999, he was an equity analyst at Bankers Trust in New York. Mr. Leach earned his bachelor’s degree in Mechanical Engineering from the University of California, Santa Barbara and his M.B.A. degree in Finance from New York University’s Stern School of Business.

Ann M. Miletti

Opportunity Fund and its predecessor since 2001

Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with SCM since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named co-portfolio manager of the Strong Opportunity Fund, the Fund’s predecessor fund. Ms. Miletti earned her B.A. degree in Education from the University of Wisconsin.

Thomas J. Pence, CFA

Discovery Fund and its predecessor since 2001

Enterprise Fund and its predecessor since 2000

Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of CCM where he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds in the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before

Small and Mid Cap Stock Funds Prospectus	51

Portfolio Managers

joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

I. Charles Rinaldi

Small/Mid Cap Value Fund and its predecessor since 1997

Mr. Rinaldi joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co., as a portfolio manager. Mr. Rinaldi earned a B.A. degree in Biology from St. Michael’s College and his M.B.A. degree in Finance from Babson College.

Richard T. Weiss

Opportunity Fund and its predecessor since 1991

Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1991 and Vice Chairman of Strong Financial Corporation, SCM’s parent corporation since 2001. Prior to joining SCM he was a partner with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager for the Special Fund from 1981 to 1991. He earned a B.S. degree in Business Administration at the University of Southern California and his M.B.A. degree in Business Administration with distinction from the Harvard Graduate School of Business Administration.

52	Small and Mid Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a

Small and Mid Cap Stock Funds Prospectus	53

Glossary

verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000® Index

Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Value Index

Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index

Measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 2500™ Growth Index

Measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Value Index

Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

54	Small and Mid Cap Stock Funds Prospectus

Glossary

Russell Midcap® Value Index

Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Funds’ shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Small and Mid Cap Stock Funds Prospectus	55

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 888-765-0778

Web site: wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED —NO BANK GUARANTEE – MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54627 02-06

026SCIV/P206 (02/06)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS – ADVISOR CLASS

Wells Fargo Advantage Enterprise FundSM

Wells Fargo Advantage Opportunity FundSM

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Small and Mid Cap Stock Funds

Throughout this prospectus, the Wells Fargo Advantage Enterprise FundSM is referred to as the “Enterprise Fund”; and the Wells Fargo Advantage Opportunity FundSM is referred to as the “Opportunity Fund”.

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Small and Mid Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Enterprise Fund (SENAX)	Seeks long-term capital appreciation.

Opportunity Fund (SOPVX)	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest in equity securities of companies of any size, although we invest principally in securities medium-capitalization companies, which are defined as those with market capitalizations within the range of the companies comprising the Russell Midcap® Index (which was $809 million to $17.9 billion as of September 30, 2005, and is expected to change frequently). We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest principally in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. We may invest up to 25% of the Fund’s assets in foreign securities.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 15;

•	the “Additional Strategies and General Investment Risks” section beginning on page 19; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

The Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

Enterprise Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Opportunity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

Small and Mid Cap Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Enterprise Fund and Wells Fargo Advantage Opportunity Fund were organized as the successor funds to the Strong Enterprise Fund and Strong Opportunity Fund, respectively. The predecessor Strong Funds were reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage Enterprise Fund and Wells Fargo Advantage Opportunity Fund, for the periods prior to each Fund’s reorganization, reflects the historical information for its predecessor fund.

Enterprise Fund Advisor Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 71.14%	Worst Qtr.:	Q4 ‘00 • (24.36)%

8	Small and Mid Cap Stock Funds Prospectus

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Advisor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/05	1 year	5 years	Life of Fund
Advisor Class Returns Before Taxes (Incept. 2/24/00)[1]	8.83%	(0.76)%	15.54%
Advisor Class Returns After Taxes on Distributions	8.83%	(0.76)%	15.24%
Advisor Class Returns After Taxes on Distributions and Sale of Fund Shares	5.74%	(0.64)%[2]	13.73%
Russell Midcap® Growth Index[3] (reflects no deduction for expenses or taxes)	12.10%	1.38%	8.51%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	12.00%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Advisor Class shares of the predecessor Strong Enterprise Fund. Performance shown for periods prior to the inception of this Class reflects performance of the Investor Class shares of the predecessor fund, which incepted on September, 30, 1998, adjusted to reflect Advisor Class expenses.
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	The Fund has selected the Russell Midcap® Growth Index to replace the Russell Midcap® Index as its benchmark index because the Russell Midcap® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.
[4]	The Enterprise Fund’s calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

Small and Mid Cap Stock Funds Prospectus	9

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Opportunity Fund Advisor Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 21.37%	Worst Qtr.:	Q3 ‘02 • (20.54)%

The table below provides average annual total return information, both before- and after-taxes, for the Fund’s Advisor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/05	1 year	5 years	10 years
Advisor Class Returns Before Taxes (Incept. 2/24/00)[1]	7.18%	3.63%	11.12%
Advisor Class Returns After Taxes on Distributions	5.34%	3.13%	8.92%
Advisor Class Returns After Taxes on Distributions and Sale of Fund Shares	6.60%	3.00%	8.64%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	12.49%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Advisor Class shares of the predecessor Strong Opportunity Fund. Performance shown for periods prior to the inception of this Class reflects performance of the Investor Class shares of the predecessor fund, which incepted on December 31, 1985, adjusted to reflect Advisor Class expenses.

Small and Mid Cap Stock Funds Prospectus	11

Small and Mid Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

	Enterprise Fund	Opportunity Fund
Management Fees[1]	0.75%	0.68%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.70%	0.64%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.45%	1.32%
Fee Waivers	0.05%	0.03%

NET EXPENSES[3]	1.40%	1.29%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets over $4.99 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

12	Small and Mid Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Enterprise Fund	Opportunity Fund
1 YEAR	$143	$131
3 YEARS	$454	$415
5 YEARS	$787	$721
10 YEARS	$1,731	$1,588

Small and Mid Cap Stock Funds Prospectus	13

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Fund offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

14	Small and Mid Cap Stock Funds Prospectus

Enterprise Fund

Portfolio Manager:    Sunjay Goel, CFA; Thomas J. Pence, CFA

Investment Objective

The Enterprise Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in a portfolio consisting of equity securities of companies of any size, although we invest principally in medium-capitalization companies. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $809 million to $17.9 billion, as of September 30, 2005, and is expected to change frequently.

We strive to identify companies that are positioned for rapid growth of revenue and earnings, and that are leaders in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. We may invest in any economic sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of large, more established companies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	15

Enterprise Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADVISOR CLASS SHARES—COMMENCED ON FEBRUARY 24, 2000

For the period ended:	Oct. 31, 2005[5]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000[3]
Net asset value, beginning of period	$25.04	$21.79	$15.86	$22.04	$28.31	$51.32
Income from investment operations:
Net investment income (loss)	(0.21)[6]	(0.27)[6]	(0.23)[6]	(0.24)	(0.21)	(0.03)
Net realized and unrealized gain (loss) on investments	0.74	3.52	6.16	(5.94)	(6.06)	(22.43)
Total from investment operations	0.53	3.25	5.93	(6.18)	(6.27)	(22.46)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.55)
Total distributions	0.00	0.00	0.00	0.00	0.00	(0.55)
Net asset value, end of period	$25.57	$25.04	$21.79	$15.86	$22.04	$28.31
Total return[1]	2.12%	14.92%	37.39%	(28.04)%	(22.15)%	(43.68)
Ratios/supplemental data:
Net assets, end of period (000s)	$1,430	$1,529	$1,690	$1,244	$1,328	$225
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.45%	1.55%	1.50%	1.80%	2.08%	1.91%
Ratio of net investment income (loss) to average net assets	(1.02)%	(1.22)%	(1.14)%	(1.33)%	(1.60)%	(1.19)%
Portfolio turnover rate	116%	184%	261%	377%	630%	474%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.49%	1.60%	1.53%	1.82%	2.09%	2.00%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	The Fund changed its fiscal year-end from December 31 to October 31.
[6]	Calculated based upon average shares outstanding.

16	Small and Mid Cap Stock Funds Prospectus

Opportunity Fund

Portfolio Managers:    Ann M. Miletti, Richard T. Weiss

Investment Objective

The Opportunity Fund seeks long-term capital appreciation.

Investment Strategies

We invest in equity securities of medium-capitalization companies that we believe are under-priced, yet have attractive growth prospects. We base the analysis on a comparison between the company’s public value, based on market quotations, and its “private market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of large, more established companies.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	17

Opportunity Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADVISOR SHARES—COMMENCED ON FEBRUARY 24, 2000

For the period ended:	Oct. 31, 2005[4]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000[2]
Net asset value, beginning of period	$45.71	$38.94	$28.37	$38.92	$42.10	$43.16
Income from investment operations:
Net investment income (loss)	(0.12)[5]	(0.34)	(0.19)[5]	(0.11)	(0.06)[5]	0.03
Net realized and unrealized gain (loss) on investments	0.98	7.11	10.76	(10.44)	(2.08)	4.83
Total from investment operations	0.86	6.77	10.57	(10.55)	(2.14)	4.86
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.09)	(0.28)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.95)	(5.64)
Total distributions	0.00	0.00	0.00	0.00	(1.04)	(5.92)
Net asset value, end of period	$46.57	$45.71	$38.94	$28.37	$38.92	$42.10
Total return[1]	1.88%	17.39%	37.26%	(27.11)%	(5.08)%	12.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$119,986	$137,439	$140,500	$103,924	$89,132	$2,551
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.40%	1.56%	1.55%	1.57%	1.66%	1.58%
Ratio of net investment income (loss) to average net assets	(0.49)%	(0.76)%	(0.58)%	(0.38)%	(0.28)%	0.10%
Portfolio turnover rate	35%	42%	60%	71%	88%	87%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,6]	1.42%	1.60%	1.56%	1.58%	1.66%	1.58%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	The Fund changed its fiscal year-end from December 31 to October 31.
[5]	Calculated based upon average shares outstanding.
[6]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

18	Small and Mid Cap Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Enterprise Fund employs an active trading investment strategy that may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds invest in smaller companies and foreign companies (including investments made through ADRs and similar investments), and are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Small and Mid Cap Stock Funds Prospectus	19

Additional Strategies and General Investment Risks

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk—To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

20	Small and Mid Cap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		ENTERPRISE	OPPORTUNITY

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●

Options

The right to buy or sell a security based in an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk		●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro-rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity risk	●	●

Small and Mid Cap Stock Funds Prospectus	21

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

22	Small and Mid Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of certain Fund’s is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Small and Mid Cap Stock Funds Prospectus	23

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

24	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

Typically, Advisor Class shares are bought and held by the Institution through which you are investing. Investors interested in purchasing Advisor Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Advisor Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks; and

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Minimum Investments

Investors are required to make a minimum initial investment of $1,000 per Fund, or $250 for a retirement account, and $100 for each investment after the initial investment. Institutions may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing

Small and Mid Cap Stock Funds Prospectus	25

Your AccountHow to Buy Shares

“shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

26	Small and Mid Cap Stock Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day, and the proceeds distributed the next business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

Small and Mid Cap Stock Funds Prospectus	27

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

28	Small and Mid Cap Stock Funds Prospectus

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Small and Mid Cap Stock Funds Prospectus	29

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities realized and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

30	Small and Mid Cap Stock Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming the transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call investor services at 1-800-222-8222 for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Small and Mid Cap Stock Funds Prospectus	31

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Sunjay Goel, CFA

Enterprise Fund since 2005

Mr. Goel joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, Mr. Goel was with SCM since 2000, where he served as a research analyst for the software, Internet services, transportation, and cyclical growth sectors. Prior to joining SCM, Mr. Goel was responsible for assisting the research and portfolio management efforts for Conseco Capital Management equity portfolios. Mr. Goel earned his B.S. degree in Computer and Electrical Engineering from Purdue University and his M.B.A. degree in Finance from Indiana University, where he was selected by faculty to participate in the Investment Management Academy.

Ann M. Miletti

Opportunity Fund and its predecessor since 2001

Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with Strong Capital Management, Inc. (“SCM”) since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named co-portfolio manager of the Strong Opportunity Fund, the Fund’s predecessor fund. Ms. Miletti earned her B.A. degree in Education from the University of Wisconsin.

Thomas J. Pence, CFA

Enterprise Fund and its predecessor since 2000

Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management (“CCM”) where he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds in the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

Richard T. Weiss

Opportunity Fund and its predecessor since 1991

Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1991 and Vice Chairman of Strong Financial Corporation, SCM’s parent corporation since 2001. Prior to joining SCM he was a partner with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager for the Special Fund from 1981 to 1991. He earned a B.S. degree in Business Administration at the University of Southern California and his M.B.A. degree in Business Administration with distinction from the Harvard Graduate School of Business Administration.

32	Small and Mid Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Small and Mid Cap Stock Funds Prospectus	33

Glossary

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Funds’ shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

34	Small and Mid Cap Stock Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266 Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

RT54618 02-06 026SCAV/P205 (02/06) ICA Reg. No. 811-09253

www.wellsfargo.com/advantagefunds

@ 2006 Wells Fargo Funds Management, LLC. All rights reserved.

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS – CLASS D

Wells Fargo Advantage C&B Mid Cap Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Small and Mid Cap Stock Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

C&B Mid Cap Value Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

C&B Mid Cap Value Fund (CBMDX)	Seeks maximum long-term total return, consistent with minimizing risk to principal.

4	C&B Mid Cap Value Fund Prospectus

PRINCIPAL STRATEGIES

We invest principally in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap® Value Index. As of September 30, 2005, this range was $809 million to $17.3 billion and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

C&B Mid Cap Value Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund description beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 16; and

•	the Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than stocks of larger, more established companies. Because the Fund typically invests in 30 to 50 companies, the value of an investment in the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

Small Company Securities

The Fund invests in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Stocks of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	C&B Mid Cap Value Fund Prospectus

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Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one- and five-year periods and for the life of the Fund are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage C&B Mid Cap Value Fund was organized as the successor fund to the C&B Mid Cap Value Portfolio. The predecessor C&B Portfolio was reorganized into the Wells Fargo Advantage Fund effective at the close of business on July 23, 2004. The historical performance and financial highlight information shown below and throughout this Prospectus for the Wells Fargo Advantage C&B Mid Cap Value Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

C&B Mid Cap Value Fund Class D Calendar Year Returns1

Best Qtr.:	Q2 ’99 • 20.78%	Worst Qtr.:	Q3 ’02 • (20.75)%

8	C&B Mid Cap Value Fund Prospectus

The table below provides average annual total return information, both before- and after-tax returns, for the Fund’s Class D shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	Life of Fund
Class D Returns Before Taxes (Incept. 2/18/1998)	6.17%	13.15%	13.07%
Class D Returns After Taxes on Distributions	4.68%	12.25%	11.95%
Class D Returns After Taxes on Distributions and Sale of Fund Shares	5.50%	11.17%	10.99%
Russell Midcap® Value Index[2] (reflects no deduction for expenses or taxes)	12.65%	12.21%	10.12%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	9.24%
[1]	Performance shown for the periods prior to July 26, 2004 reflects the performance of the single class of shares of the predecessor C&B Mid Cap Value Portfolio.
[2]	The Fund has selected the Russell Midcap Value® Index to replace the Russell Midcap® Index as its benchmark index because the Russell Midcap Value® Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

C&B Mid Cap Value Fund Prospectus	9

C&B Mid Cap Value Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
C&B Mid Cap Value Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
C&B Mid Cap Value Fund
Management Fees[1]	0.74%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.63%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.37%
Fee Waivers	0.12%

NET EXPENSES[3]	1.25%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fee charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $4.99 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	C&B Mid Cap Value Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Operating Expenses are not reflected in the 3 year example. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

C&B Mid Cap Value Fund
1 YEAR	$127
3 YEARS	$422
5 YEARS	$739
10 YEARS	$1,636

C&B Mid Cap Value Fund Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	C&B Mid Cap Value Fund Prospectus

C&B Mid Cap Value Fund

Portfolio Managers:    Kermit S. Eck, CFA; Daren C. Heitman, CFA; Michael M. Meyer, CFA; James R. Norris; Edward W. O’Connor, CFA; R. James O’Neil, CFA and Mehul Trivedi, CFA

Investment Objective

The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

We invest principally in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap® Value Index. As of September 30, 2005, this range was $809 million to $17.3 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap® Value Index.

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Because the Fund typically invests in 30-50 companies, the value of an investment on the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 16. These considerations are all important to your investment choice.

C&B Mid Cap Value Fund Prospectus	13

C&B Mid Cap Value Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2005, 2004, 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Funds, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS D SHARES—COMMENCED ON FEBRUARY 18, 1998

For the period ended:	Oct. 31, 2005	Oct. 31, 2004
Net asset value, beginning of period	$18.89	$17.96
Income from investment operations:
Net investment income (loss)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	2.55	1.11
Total from investment operations	2.48	1.10
Less distributions:
Distributions from net investment income	0.00	0.00
Distributions from net realized gain	(0.58)	(0.17)
Total from distributions	(0.58)	(0.17)
Net asset value, end of period	$20.79	$18.89
Total return[1]	13.29%	6.18%
Ratios/supplemental data:
Net assets, end of period (000s)	$469,971	$498,623
Ratios to average net assets:
Ratio of expenses to average net assets	1.25%	1.15%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.08)%
Portfolio turnover rate	30%	31%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.37%	1.19%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

14	C&B Mid Cap Value Fund Prospectus

Financial Highlights

Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001
$13.15	$14.19	$12.78

0.00	(0.01)	0.08
4.83	(0.19)	2.12
4.83	(0.20)	2.20

(0.02)	(0.04)	(0.09)
0.00	(0.80)	(0.70)
(0.02)	(0.84)	(0.79)
$17.96	$13.15	$14.19
36.76%	(2.09)%	18.14%

$301,513	$81,390	$5,934

1.27%	1.37%	1.00%
0.01%	(0.07)%	0.68%
18%	30%	44%

1.27%	1.54%	1.00%

C&B Mid Cap Value Fund Prospectus	15

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the C&B Mid Cap Value Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

16	C&B Mid Cap Value Fund Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks, ”you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

C&B Mid Cap Value Fund Prospectus	17

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase return on those securities.
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

Counter-Party and Leverage Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds,
which will cause Fund shareholders to bear a pro-rata portion of the other fund’s expenses in addition to the expenses paid by the Fund.

Market Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company, Investment, Market and Liquidity Risk

18	C&B Mid Cap Value Fund Prospectus

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Cooke & Bieler, L.P. 1700 Market Street Philadelphia, PA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

C&B Mid Cap Value Fund Prospectus	19

Organization and Management of the Fund

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of certain Fund’s is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the Fund, and in this capacity is thereby responsible for the day-to-day investment management activities of the Fund. As of September 30, 2005, Cooke & Bieler managed over $7.5 billion in assets.

Cooke & Bieler is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

20	C&B Mid Cap Value Fund Prospectus

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Fund.

C&B Mid Cap Value Fund Prospectus	21

Your Account

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	C&B Mid Cap Value Fund Prospectus

This section provides information on how to open an account, and how to purchase, sell and exchange Fund shares. Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an Institution should contact Investor Services at 1-800-222-8222 for assistance with purchasing, selling or exchanging Fund shares.

How to Buy Shares

Class D shares are available for purchase by or through Institutions. Individuals interested in purchasing Class D shares of the Fund should contact a customer service representative at an Institution and should understand the following:

•	Share purchases are made through a customer account at an Institution in accordance with the terms of the customer account involved;

•	Institutions are usually the holders of record of Class D shares held through customer accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Fund and for delivering required payment on a timely basis; and

•	Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund.

•	The Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Investors who are interested in purchasing shares directly from the Fund should refer to information on other share classes offered by the Fund.

All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

In addition to payments made by the Fund for distribution and shareholder servicing, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

C&B Mid Cap Value Fund Prospectus	23

Your Account

Payments made by the Fund’s Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

Minimum Investments

Investors are required to make a minimum initial investment of $2,500 per Fund, and $100 for each investment after the initial investment. An Institution may require different minimum investment amounts. Please consult a customer service representative from your Institution for details.

How to Sell Shares

Class D shares held through an Institution must be redeemed in accordance with the account agreement governing your customer account at such firm. Please read the account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING FUND SHARES:

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

24	C&B Mid Cap Value Fund Prospectus

Exchanges between Wells Fargo Advantage FundsSM involve two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class D shares may be exchanged for Class A shares of a money market fund;

•	Class D shares may be exchanged for Class A shares of a non-money market fund; you will pay the Public Offering Price (“POP”) for the new shares, unless you are otherwise eligible to buy such shares at NAV.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds

C&B Mid Cap Value Fund Prospectus	25

Exchanges

Exchanges

Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

26	C&B Mid Cap Value Fund Prospectus

Additional Services and Other Information

Income and Gain Distributions

The Fund makes distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in the stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

C&B Mid Cap Value Fund Prospectus	27

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information or on the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Transaction Authorizations

The Fund generally requires Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming the transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call investor services at 1-800-222-8222 for more information.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

28	C&B Mid Cap Value Fund Prospectus

Portfolio Managers

The Fund is managed by a team of investment professionals at Cooke & Bieler. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s Portfolio. No member of the team has any limitations on their role.

Kermit S. Eck, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst. Mr. Eck earned his B.S. degree in Computer Science from Montana State University and an M.B.A. degree from Stanford University.

Daren C. Heitman, CFA

C&B Mid Cap Value Fund since 2005

Mr. Heitman worked as an analyst and a portfolio manager at Skyline Asset Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. Mr Heitman came to Cooke & Bieler in 2005 where he currently serves as a Portfolio Manager. Mr. Heitman earned his B.S. in Finance at Iowa State University and his M.B.A. from the University of Chicago.

Michael M. Meyer, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Meyer began his career at Sterling Capital Management (“Sterling”) as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in Economics at Davidson College and his M.B.A. degree from the Wharton School of Business.

James R. Norris

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in Management at Guilford College and his M.B.A. degree from the University of North Carolina.

Edward W. O’Connor, CFA

C&B Mid Cap Value Fund and its predecessor since 2002

Mr. O’Connor spent three years at Cambiar Investors (“Cambiar”) in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O’Connor earned his B.A. degree in Economics and Philosophy at Colgate University and his M.B.A. degree from University of Chicago.

R. James O’Neil, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. O’Neil served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. O’Neil earned his B.A. degree in Economics at Colby College and his M.B.A. degree from the Harvard School of Business.

Mehul Trivedi, CFA

C&B Mid Cap Value Fund and its predecessor since 1998

Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his B.A. in International Relations at the University of Pennsylvania, a B.S. degree in Economics at the Wharton School of Business and his M.B.A. degree from the Wharton School of Business.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

C&B Mid Cap Value Fund Prospectus	29

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your Investment Professional

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by the Fund to its shareholders.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension fund’s, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer the Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Public Offering Price (“POP”)

The NAV with the sales load added.

30	C&B Mid Cap Value Fund Prospectus

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell Midcap® Index

Measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell Midcap® Value Index

Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Selling Agent

A person who has an agreement with the Fund’s distributors allowing the agent to sell the Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

C&B Mid Cap Value Fund Prospectus	31

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

PRINTED ON RECYCLED PAPER

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54619 02-06

026SCD/P207 (02/06)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS – CLASS Z

Wells Fargo Advantage Common Stock Fund Wells Fargo Advantage Mid Cap Growth Fund Wells Fargo Advantage Small Cap Growth Fund Wells Fargo Advantage Small Cap Value Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Small and Mid Cap Stock Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Small and Mid Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Common Stock Fund (STCSX)	Seeks long-term capital appreciation.

Mid Cap Growth Fund (WFMZX)	Seeks long-term capital appreciation.

Small Cap Growth Fund (WFSZX)	Seeks long-term capital appreciation.

Small Cap Value Fund (SSMVX)	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in common stocks of small- and medium-capitalization companies, which are defined as those with market capitalizations falling between the ranges of the Russell 2000® Index and Russell Midcap® Index. The ranges of the Russell 2000® Index and Russell Midcap® Index were $2 million to $3.7 billion and $809 million to $17.9 billion, respectively, as of September 30, 2005, and are expected to change frequently. We may invest up to 25% of the Fund’s assets in foreign securities.

We actively manage a diversified portfolio of common stocks of medium-sized U.S. companies that we believe have above-average growth potential. Generally, such companies will have a market capitalization within the range of the Russell Midcap® Index, which was $809 million to $17.9 billion as of September 30, 2005 and is expected to change frequently.

We actively manage a diversified portfolio of common stocks of small-sized U.S. companies that we believe have above-average growth potential. We invest principally in small-capitalization securities, which we define as securities of companies with market capitalizations of less than $2 billion at the time of purchase.

We invest principally in securities of small-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500TM Index at the time of purchase; and up to 30% of the Fund’s assets in foreign securities. The company with the largest market capitalization in the Russell 2500™ Index was $9.9 billion, as of September 30, 2005, and is expected to change frequently. As a hedging strategy, the Fund may write put and call options.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 18;

•	the “Additional Strategies and General Investment Risks” section beginning on page 26; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

The Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

Common Stock Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Mid Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

Small and Mid Cap Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Common Stock Fund was organized as the successor fund to the Strong Advisor Common Stock Fund. The Wells Fargo Advantage Small Cap Value Fund was organized as the successor fund to the Strong Advisor Small Cap Value Fund and the Strong Multi Cap Value Fund, with the former being the accounting survivor. The predecessor Strong Funds were reorganized into the Wells Fargo Advantage FundsSM effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for each Wells Fargo Advantage Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

The Wells Fargo Advantage Small Cap Growth Fund was organized as the successor fund to the Montgomery Small Cap Fund. The Montgomery Mid Cap Fund was reorganized into and became the accounting survivor for the Wells Fargo Advantage Mid Cap Growth Fund. The predecessor Montgomery funds were reorganized into the Wells Fargo Advantage Funds effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for each Wells Fargo Advantage Fund, for the periods prior to the Fund’s reorganization, reflects the historical information for its predecessor fund.

Common Stock Fund Class Z Calendar Year Returns1

Best Qtr.:	Q4 ’99 • 25.27%	Worst Qtr.:	Q3 ’01 • (20.06)%

8	Small and Mid Cap Stock Funds Prospectus

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Class Z shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Class Z Returns Before Taxes (Incept. 12/29/89)[1]	12.01%	6.28%	11.59%
Class Z Returns After Taxes on Distributions	9.39%	5.54%	8.80%
Class Z Returns After Taxes on Distributions of Fund Shares	10.77%	5.35%	8.71%
Russell 2500™ Index[3] (reflects no deduction for expenses or taxes)	8.11%	9.14%	11.53%
Russell Midcap® Index (reflects no deduction for expenses or taxes)	12.65%	8.45%	12.49%
[1]	Performance shown, for the periods prior to April 11, 2005, reflects the performance of the Class Z shares of the predecessor Strong Advisor Common Stock Fund.
[2]	The Common Stock Fund’s calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns can be consistently achieved.
[3]	The Fund has selected the Russell 2500™ Index to replace the Russell Midcap® Index as its benchmark index going forward because the Russell 2500™ Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Small and Mid Cap Stock Funds Prospectus	9

Performance History

Mid Cap Growth Fund Class Z Calendar Year Returns*1

Best Qtr.:	Q4 ‘99 • 32.68%	Worst Qtr.:	Q3 ‘01 • (21.96)%

*	Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

The table below provides average annual total return information, both before- and after taxes, for the Fund’s Class Z shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	10 years
Class Z Returns Before Taxes (Incept. 04/11/05)	(0.44)%	(1.92)%	7.28%
Class Z Returns After Taxes on Distributions	(2.41)%	(2.91)%	4.96%
Class Z Returns After Taxes on Distributions and Sale of Fund Shares	0.61%[2]	(1.94)%	5.41%
Russell Midcap® Growth Index[3] (reflects no deduction for expenses or taxes)	12.10%	1.38%	9.27%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	9.26%
[1]	Performance shown reflects the performance of the Fund’s Class A shares, and includes fees and expenses that are not applicable to and are lower than those of the Class Z shares. The Class A shares annual returns are substantially similar to what the Class Z shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	The Fund has selected the Russell Midcap® Growth Index to replace the Russell 2000® Index as its benchmark index going forward because the Russell Midcap® Growth Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

10	Small and Mid Cap Stock Funds Prospectus

Small Cap Growth Fund Class Z Calendar Year Returns*1

Best Qtr.:	Q4 ‘99 • 47.31%	Worst Qtr.:	Q3 ‘98 • (32.37)%

*	Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

The table below provides average annual total return information, for both before and after taxes, for the Fund’s Class Z shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	10 years
Class Z Returns Before Taxes (Incept. 04/11/05)	(0.03)%	0.68%	5.03%
Class Z Returns After Taxes on Distributions	(1.59)%	0.28%	2.91%
Class Z Returns After Taxes on Distributions and Sale of Fund Shares	0.94%[2]	0.47%	3.49%
Russell 2000® Growth Index[3] (reflects no deduction for expenses or taxes)	4.15%	2.28%	4.69%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	9.26%
[1]	Performance shown reflects the performance of the Fund’s Class A shares, and includes fees and expenses that are not applicable to and are lower than those of the Class Z shares. The Class A shares annual returns are substantially similar to what the Class Z shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses.
[2]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[3]	The Fund has selected the Russell 2000® Growth Index to replace the Russell 2000® Index as its benchmark index because the Russell 2000 Growth® Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

Small and Mid Cap Stock Funds Prospectus	11

Performance History

Small Cap Value Fund Class Z Calendar Year Returns1

Best Qtr.:	Q2 ’99 • 25.82%	Worst Qtr.:	Q3 ‘98 • (24.55)%

The table below provides average annual total return information, both before- and after-taxes for the Fund’s Class Z shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	Life of Fund
Class Z Returns Before Taxes (Incept. 12/31/97)	15.03%	17.87%	18.57%
Class Z Returns After Taxes on Distributions	13.01%	16.90%	17.96%
Class Z Returns After Taxes on Distributions and Sale of Fund Shares	12.13%	15.63%	16.71%
Russell 2000® Value Index[2] (reflects no deduction for expenses or taxes)	4.71%	13.55%	9.96%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	6.87%
[1]	Performance shown for the periods prior to April 11, 2005 reflects the performance of the Class Z shares of the predecessor Strong Advisor Small Cap Value Fund.
[2]	The Fund has selected the Russell 2000® Value Index to replace the Russell 2000® Index benchmark index going forward because the Russell 2000 Value® Index is more representative of the breadth of the Fund’s holdings. Please refer to the Glossary for a definition of each index.

12	Small and Mid Cap Stock Funds Prospectus

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Small and Mid Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Common Stock Fund	Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
Management Fees[1]	0.72%	0.75%	0.90%	0.83%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.80%	0.83%	0.83%	0.80%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.52%	1.58%	1.73%	1.63%
Fee Waivers	0.23%	0.01%	0.16%	0.27%

NET EXPENSES[3]	1.29%	1.57%	1.57%	1.36%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Common Stock and Mid Cap Growth Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Small Cap Growth and Small Cap Value Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Mid Cap Growth and Small Cap Growth Funds are based on estimates for the current fiscal year. Other expenses for the Common Stock and Small Cap Value Funds are based on expenses incurred since the Class’ inception and are annualized.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

14	Small and Mid Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Common Stock Fund	Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
1 YEAR	$131	$160	$160	$138
3 YEARS	$458	$498	$529	$488
5 YEARS	$807	$859	$924	$861
10 YEARS	$1,793	$1,877	$2,028	$1,910

Small and Mid Cap Stock Funds Prospectus	15

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. ”You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds in this Prospectus have the potential to become gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objectives and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administration and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s).

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

16	Small and Mid Cap Stock Funds Prospectus

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Common Stock Fund

Portfolio Managers:    Ann M. Miletti; Richard T. Weiss

Investment Objective

The Common Stock Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in common stocks of small- and medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. We define small- and medium-capitalization companies as those with market capitalizations falling between the ranges of the Russell 2000® Index and Russell Midcap® Index. The ranges of the Russell 2000® Index and Russell Midcap® Index were $2 million to $3.7 billion and $809 million to $17.9 billion, respectively, as of September 30, 2005, and are expected to change frequently. We select companies based on their “private market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive standing and other factors we deem relevant to each industry. We may sell a stock when its price no longer compares favorably with the company’s private market value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in common stocks; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

18	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS Z SHARES—COMMENCED ON DECEMBER 29, 1989

For the period ended:	Oct. 31, 2005[2]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$22.65	$22.15	$15.97	$19.78	$20.16	$25.21
Income from investment operations:
Net investment income (loss)	(0.07)	(0.08)	(0.09)	(0.05)	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	1.05	2.23	6.27	(3.76)	(0.32)	(0.59)
Total from investment operations	0.98	2.15	6.18	(3.81)	(0.34)	(0.55)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	(0.04)
Distributions from net realized gain	(0.38)	(1.65)	0.00	0.00	(0.04)	(4.46)
Total distributions	(0.38)	(1.65)	0.00	0.00	(0.04)	(4.50)
Net asset value, end of period	$23.25	$22.65	$22.15	$15.97	$19.78	$20.16
Total return[1]	4.42%	9.96%	38.70%	(19.26)%	(1.70)%	(1.20)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,009,088	$1,162,236	$1,437,055	$1,362,540	$1,702,628	$1,719,018
Ratios to average net assets:[3]
Ratio of expenses to average net assets	1.31%	1.30%	1.35%	1.33%	1.29%	1.18%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.38)%	(0.42)%	(0.28)%	(0.10)%	(0.22)%
Portfolio turnover rate	33%	42%	42%	65%	89%	95%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.47%	1.34%	1.36%	1.34%	1.29%	1.18%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	The Fund changed its fiscal year end from December 31 to October 31.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Small and Mid Cap Stock Funds Prospectus	19

Mid Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Mid Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We focus our investment strategy on identifying and investing in medium-sized companies that are relatively established but that we believe continue to provide consistent growth potential. Generally, such companies will have a total stock market value (market capitalization) within the range of the Russell Midcap® Index, which was $809 million to $17.9 billion as of September 30, 2005 and is expected to change frequently.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in mid-capitalization securities.

Important Risk Factors and Other Considerations

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. In particular, medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Some of the medium-sized companies in which we invest may have more aggressive capital structures, including higher debt levels, or are involved in rapidly growing or changing industries, and/or new technologies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

At the discretion of the Board of Trustees, the Fund may become a gateway fund in a Master/GatewaySM structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure. See the “Master/GatewaySM Structure” description on the “Key Information” on page 16 for further information.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

20	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS Z SHARES—COMMENCED ON APRIL 11, 2005

For the period ended:	Oct. 31, 2005[4]	Sept. 30, 2005
Net asset value, beginning of period	$6.50	$5.95
Income from investment operations:
Net investment income (loss)	(0.01)[5]	(0.05)[5]
Net realized and unrealized gain (loss) on investments	(0.12)	0.60
Total from investment operations	(0.13)	0.55
Less distributions:
Distributions from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$6.37	$6.50
Total return[1]	(2.00)%	9.24%
Ratios/supplemental data:
Net assets, end of period (000s)	$50,319	$52,005
Ratios to average net assets:[3]
Ratio of expenses to average net assets	1.57%	1.55%
Ratio of net investment income (loss) to average net assets	(1.13)%	(1.69)%
Portfolio turnover rate	13%	143%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.58%	1.56%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	The Fund changed its fiscal year end from September 30 to October 31.
[5]	Calculated based upon average shares outstanding.

Small and Mid Cap Stock Funds Prospectus	21

Small Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Small Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of small-sized U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small capitalization securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

22	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS Z SHARES—COMMENCED ON APRIL 11, 2005

For the period ended:	Oct. 31, 2005[3]	Sept. 30, 2005
Net asset value, beginning of period	$12.52	$11.06
Income from investment operations:
Net investment income (loss)	(0.01)	(0.07)[4]
Net realized and unrealized gain (loss) on investments	(0.33)	1.53
Total from investment operations	(0.34)	1.46
Less distributions:
Distributions from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$12.18	$12.52
Total return[1]	(2.72)%	13.20%
Ratios/supplemental data:
Net assets, end of period (000s)	$35,304	$37,511
Ratios to average net assets:[5]
Ratio of expenses to average net assets	1.57%	1.57%
Ratio of net investment income (loss) to average net assets	(1.44)%	(1.33)%
Portfolio turnover rate	10%	149%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5]	1.73%	1.72%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	The Fund changed its fiscal year end from September 30 to October 31.
[4]	Calculated based upon average shares outstanding.
[5]	Ratios shown for periods of less than one year are annualized.

Small and Mid Cap Stock Funds Prospectus	23

Small Cap Value Fund

Portfolio Manager:    I. Charles Rinaldi

Investment Objective

The Small Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on earnings, cash flow, or asset value. We define small-capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell 2500™ Index, which was $9.9 billion as of September 30, 2005, and is expected to change frequently.

We specifically look for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and

•	up to 30% of total assets in foreign securities.

As part of our investment strategy, we may enter into options and futures contracts for hedging purposes.

At the discretion of the Board of Trustees, the Fund may become a gateway fund in a Master/GatewaySM structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

24	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and December 31, 2004 and PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS Z SHARES—COMMENCED ON DECEMBER 31, 1997

For the period ended:	Oct. 31, 2005[2]	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$29.40	$27.53	$18.98	$20.22	$17.17	$13.59
Income from investment operations:
Net investment income (loss)	(0.15)	(0.22)[3]	(0.09)[3]	0.04[3]	(0.08)[3]	0.00[4]
Net realized and unrealized gain (loss) on investments	2.71	5.54	9.30	(1.28)	3.17	3.58
Total from investment operations	2.56	5.32	9.21	(1.24)	3.09	3.58
Less distributions:
Distributions from net investment income	0.00	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized gain	(0.51)	(3.45)	(0.65)	0.00	(0.04)	0.00
Total distributions	(0.51)	(3.45)	(0.66)	0.00	(0.04)	0.00
Net asset value, end of period	$31.45	$29.40	$27.53	$18.98	$20.22	$17.17
Total return[1]	8.83%	20.09%	48.70%	(6.13)%	17.99%	26.34%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,926,165	$1,359,158	$1,167,094	$658,718	$541,384	$248,985
Ratios to average net assets:[5]
Ratio of expenses to average net assets	1.34%	1.36%	1.40%	1.48%	1.41%	1.35%
Ratio of net investment income (loss) to average net assets	(0.57)%	(0.79)%	(0.41)%	0.21%	0.48%	0.01%
Portfolio turnover rate	33%	34%	30%	28%	42%	60%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5,6]	1.58%	1.40%	1.42%	1.49%	1.41%	1.35%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	The Fund changed its fiscal year end from December 31 to October 31.
[3]	Calculated based upon average shares outstanding.
[4]	Amount calculated is less than $0.005.
[5]	Ratios shown for periods of less than one year are annualized.
[4]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Small and Mid Cap Stock Funds Prospectus	25

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Mid Cap Growth Fund and Small Cap Growth Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign companies may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

26	Small and Mid Cap Stock Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk— To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time.

Small and Mid Cap Stock Funds Prospectus	27

Additional Strategies and General Investment Risks

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

28	Small and Mid Cap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		COMMON STOCK	MID CAP GROWTH	SMALL CAP GROWTH	SMALL CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk				●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●			●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk		●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●	●	●	●

Small and Mid Cap Stock Funds Prospectus	29

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB–ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the paying of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

30	Small and Mid Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of certain Fund’s is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Small and Mid Cap Stock Funds Prospectus	31

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable, and if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

32	Small and Mid Cap Stock Funds Prospectus

Qualified Investors

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Funds:

•	Investors who received Class Z shares in the reorganization of the Strong Funds into the Wells Fargo Advantage Funds;

•	Investors who previously held Class Z shares of a particular Fund may purchase Class Z shares of that same fund, upon providing adequate proof of prior ownership—please also refer the “Exchanges” section on page 40;

•	Officers, directors and employees of Wells Fargo Advantage Funds, Funds Management, and affiliates of these entities, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or the Funds’ distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds’ distributor, or an affiliate, to perform services;

•	Certain institutional investors purchasing more than $1 million of Class Z shares;

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Any Section 529 plan;

•	Any accounts in a fee-based advisory program managed by Funds Management; and

•	Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Class Z shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

Small and Mid Cap Stock Funds Prospectus	33

Your Account

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus–like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

34	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Small and Mid Cap Stock Funds Prospectus	35

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Small Cap Growth Fund, Class Z.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least to $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $2,500 or ($1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

36	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Class Z shares are not available for purchase on the internet if you do not have an existing Wells Fargo Advantage Funds Account. Please call Investor Services at 1-800-222-8222 for more information.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing and wire instructions on page 35. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 35. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

Small and Mid Cap Stock Funds Prospectus	37

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion Guarantees are required for mailed redemption requests under the following circumstances: if the request is over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to request a redemption of at least $100. Be prepared to provide your account number and taxpayer identification number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares”, below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

38	Small and Mid Cap Stock Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders who maintain certain minimum account balances. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Small and Mid Cap Stock Funds Prospectus	39

Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts). In addition to exchanging between Class Z shares of any Wells Fargo Advantage Fund, Class Z shares may also be exchanged for Investor Class shares of any Fund.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has

40	Small and Mid Cap Stock Funds Prospectus

Exchanges

engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Small and Mid Cap Stock Funds Prospectus	41

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income and any net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

42	Small and Mid Cap Stock Funds Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares and by the Fund with respect to its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Small and Mid Cap Stock Funds Prospectus	43

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we

44	Small and Mid Cap Stock Funds Prospectus

reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Small and Mid Cap Stock Funds Prospectus	45

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Ann M. Miletti

Common Stock Fund and its predecessor since 2001

Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with Strong Capital Management, Inc. (“SCM”) since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named co-portfolio manager of the Strong Advisor Common Stock Fund, the Fund’s predecessor fund. Ms. Miletti earned her B.A. degree in Education from the University of Wisconsin.

Jerome “Cam” Philpott, CFA

Mid Cap Growth Fund and its predecessor since 2001

Small Cap Growth Fund and its predecessor since 1993

Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management (“Montgomery”), which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Mid Cap Growth Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his M.B.A. degree from the Darden School at the University of Virginia and his B.A. degree in Economics from Washington and Lee University.

I. Charles Rinaldi

Small Cap Value Fund and its predecessor since 1997

Mr. Rinaldi joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co., as a portfolio manager. Mr. Rinaldi earned a B.A. degree in Biology from St. Michael’s College and his M.B.A. degree in Finance from Babson College.

Stuart Roberts

Mid Cap Growth Fund and its predecessor since 2001

Small Cap Growth Fund and its predecessor since 1990

Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery for the Small Cap Growth Fund since its inception in 1990. In 2001, he became a co-portfolio manager for the Mid Cap Growth Fund. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his M.B.A. degree from the University of Colorado and a B.A. degree in Economics from Bowdoin College.

Richard T. Weiss

Common Stock Fund and its predecessor since 1991

Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since 1991 and Vice Chairman of Strong Financial Corporation, the parent company of SCM since 2001. Prior to joining SCM he was a partner with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager for the Special Fund from 1981 to 1991. He earned a B.S. degree in Business Administration at the University of Southern California and his M.B.A. degree in Business Administration with distinction from the Harvard Graduate School of Business Administration.

46	Small and Mid Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or returns of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Market Securities

Emerging Market Securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

Emerging Markets

Financial markets associated with a country that are considered by the international financial community and international financial organizations, such as the International Financial Corporation and the International Bank for Reconstruction and Development, to have an “emerging” stock market. These financial markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Small and Mid Cap Stock Funds Prospectus	47

Glossary

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its securities in one or more master portfolios or other Fund of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge, Hedging

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

48	Small and Mid Cap Stock Funds Prospectus

Portfolio Turnover Rate, Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000® Index

Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Growth Index

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index

Measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Small and Mid Cap Stock Funds Prospectus	49

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS: STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus. ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54615 02-06

026SCZ/P202 (02/06)

ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE SPECIALTY FUNDS – CLASS A, CLASS B, CLASS C

Wells Fargo Advantage Specialized Financial Services Fund Wells Fargo Advantage Specialized Health Sciences Fund Wells Fargo Advantage Specialized Technology Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Specialty Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Specialty Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

FUND (TICKER)	OBJECTIVE

Specialized Financial Services Fund (Class A: SIFEX) (Class B: SIFBX) (Class C: SIFCX)	Seeks long-term capital appreciation.

Specialized Health Sciences Fund (Class A: WFHAX) (Class B: WFHBX) (Class C: WFHCX)	Seeks long-term capital appreciation.

Specialized Technology Fund (Class A: WFSTX) (Class B: WFTBX) (Class C: WFTCX)	Seeks long-term capital appreciation.

4	Specialty Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real-estate related companies, leasing companies, and consumer and industrial finance companies). In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios such as default rates, credit quality, and interest rate spreads.

We invest principally in equity securities of health sciences companies based in at least three countries, including the United States. We define health sciences companies as those with revenues primarily generated by health care, medicine, and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund’s foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. We concentrate the Fund’s investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology, defense and aerospace, energy equipment and services, nanotechnology, electronic manufacturing services and others. We concentrate the Fund’s investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

Specialty Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 17;

•	the “Additional Strategies and General Investment Risks” section beginning on page 28; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Specialty Funds Prospectus

FUND	SPECIFIC RISKS

Specialized Financial Services Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Because of the Fund’s focus in the financial services sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries.

Specialized Health Sciences Fund and Specialized Technology Fund	The Funds are primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Funds are considered to be non-diversified because they invest a relatively high percentage of their assets in a limited number of issuers. The Funds also concentrate their investments in stocks of particular sectors of the economy. Non-diversified and concentrated funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds.

Specialty Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Specialized Financial Services Fund was organized as the successor fund to the SIFE Trust Fund, which was reorganized into the Wells Fargo Advantage Fund effective at the close of business on February 22, 2002. The historical performance and financial highlight information shown for the successor fund for periods prior to the Fund’s reorganization date reflects the historical information for its predecessor fund.

Specialized Financial Services Fund Class A Calendar Year Returns2*

Best Qtr.:	Q4 ‘98 • 19.60%	Worst Qtr.:	Q3 ‘98 • (18.15)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

8	Specialty Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/05	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 7/2/62)[2]	(0.09)%	3.02%	9.56%
Class A Returns After Taxes on Distributions	(1.27)%	0.50%	6.69%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	0.56%	1.62%	7.03%
Class B Returns Before Taxes (Incept. 5/1/97)[3]	0.15%	3.02%	9.22%
Class C Returns Before Taxes (Incept. 5/1/97)[3]	4.21%	3.37%	9.20%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[4]	4.91%	0.54%	9.07%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Class A shares for periods prior to February 22, 2002 reflects the performance of the predecessor portfolio’s Class A-I shares. The predecessor Class A-I is the accounting survivor of the reorganization of the SIFE Trust Fund Class A-I and Class A-II into the Fund’s Class A. The Fund’s inception date was July 2, 1962.
[3]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[4]	S&P 500 is a registered trademark of Standard & Poor’s.

Specialty Funds Prospectus	9

Performance History

Specialized Health Sciences Fund Class A Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 18.78%	Worst Qtr.:	Q2 ‘02 • (16.96)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/05	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 4/2/01)	(4.06)%	1.85%
Class A Returns After Taxes on Distributions	(4.97)%	1.63%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(2.64)%	1.45%
Class B Returns Before Taxes (Incept. 4/2/01)	(3.97)%	1.96%
Class C Returns Before Taxes (Incept. 4/2/01)	0.03%	2.37%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	4.91%	3.28%
MSCI/World Health Care Index (reflects no deduction for fees, expenses or taxes)[3]	9.43%	3.15%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Morgan Stanley Capital International/World Health Care Index is an unmanaged market-weighted index composed of health care sector securities traded in 22 of the world’s most developed countries.

10	Specialty Funds Prospectus

Specialized Technology Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘01 • 39.40%	Worst Qtr.:	Q1 ‘01 • (32.80)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/05	1 year	5 year	Life of Fund
Class A Returns Before Taxes (Incept. 9/18/00)	1.87%	(5.58)%	(11.87)%
Class A Returns After Taxes on Distributions	1.87%	(5.58)%	(11.87)%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.22%	(4.66)%	(9.62)%
Class B Returns Before Taxes (Incept. 9/18/00)	2.39%	(5.64)%	(11.86)%
Class C Returns Before Taxes (Incept. 9/18/00)	6.41%	(5.18)%	(11.57)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	4.91%	0.54%	(1.03)%
Goldman Sachs Technology Index (reflects no deduction for fees, expenses or taxes)[3]	1.54%	(7.44)%	(14.38)%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks.

Specialty Funds Prospectus	11

Specialty Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Specialized Financial Services Fund			Specialized Health Sciences Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.63%	0.63%	0.63%	1.05%	1.05%	1.05%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.58%	2.33%	2.33%	2.00%	2.75%	2.75%
Fee Waivers	0.23%	0.23%	0.23%	0.35%	0.35%	0.35%

NET EXPENSES[4]	1.35%	2.10%	2.10%	1.65%	2.40%	2.40%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Specialized Financial Services and Specialized Health Sciences Funds is as follows: 0.95% for assets from $0 to $499 million; 0.90% for assets from $500 million to $999 million; 0.85% for assets from $1 billion to $2.99 billion; 0.825% for assets from $3 billion to $4.99 billion; and 0.80% for assets $5 billion and higher. The breakpoint schedule for the Specialized Technology Fund is as follows: 1.05% for assets from $0 to $499 million; 1.00% for assets from $500 million to $999 million; 0.95% for assets from $1 billion to $2.99 billion; 0.925% for assets from $3 billion to $4.99 billion; and 0.90% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through February 28, 2007 for the Specialized Financial Services Fund and Specialized Health Sciences Fund, and through April 30, 2007 for the Specialized Technology Fund, to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

12	Specialty Funds Prospectus

Summary of Expenses

Specialized Technology Fund
CLASS A	CLASS B	CLASS C
1.05%	1.05%	1.05%
0.00%	0.75%	0.75%
0.73%	0.73%	0.73%

1.78%	2.53%	2.53%
0.03%	0.03%	0.03%

1.75%	2.50%	2.50%

Specialty Funds Prospectus	13

Specialty Funds	Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Specialized Financial Services Fund			Specialized Health Sciences Fund			Specialized Technology Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$705	$713	$313	$733	$743	$343	$743	$753	$353
3 YEARS	$1,028	$1,005	$705	$1,135	$1,120	$820	$1,100	$1,085	$785
5 YEARS	$1,365	$1,424	$1,224	$1,560	$1,624	$1,424	$1,481	$1,543	$1,343
10 YEARS	$2,327	$2,658	$2,648	$2,742	$3,067	$3,055	$2,547	$2,873	$2,863

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Specialized Financial Services Fund			Specialized Health Sciences Fund			Specialized Technology Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$705	$213	$213	$733	$243	$243	$743	$253	$253
3 YEARS	$1,028	$705	$705	$1,135	$820	$820	$1,100	$785	$785
5 YEARS	$1,365	$1,224	$1,224	$1,560	$1,424	$1,424	$1,481	$1,343	$1,343
10 YEARS	$2,327	$2,658	$2,648	$2,742	$3,067	$3,055	$2,547	$2,873	$2,863

14	Specialty Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Specialty Funds Prospectus	15

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Specialized Financial Services Fund

Portfolio Managers:    Allen J. Ayvazian, Allen Wisniewski, CFA

Investment Objective

The Specialized Financial Services Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies).

In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios, such as default rates, credit quality, and interest rate spreads.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities of financial services companies; and

•	in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Because of the Fund’s focus in the financial services sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries.

Financial services companies may be more greatly impacted by changing interest rates and/or economic conditions than the overall stock markets. Certain financial services companies are subject to greater regulation than other industries in the overall stock markets. For example, industries like banking, securities, and insurance are subject to special regulatory schemes not shared by other industries. Additionally, tighter government regulation of certain financial services companies in which the Fund invests may adversely affect the Fund by preventing such investments from realizing their growth potential. The increased sensitivity of the Fund’s holdings, and therefore the Fund’s NAV, to market and economic factors affecting the financial services sector may make the Fund more suitable for long-term investors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. They are all important to your investment choice.

Specialty Funds Prospectus	17

Specialized Financial Services Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 2, 1962

For the period ended:	Oct. 31, 2005(4)		Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002[1]	Dec. 31, 2001
Net asset value, beginning of period	$3.70		$3.83	$4.26	$3.71	$5.38	$5.80
Income from investment operations:
Net investment income (loss)	0.00		0.04	0.03	0.03	0.04	0.06
Net realized and unrealized gain (loss) on investments	0.10		0.16	0.42	0.56	(0.71)	(0.24)
Total from investment operations	0.10		0.20	0.45	0.59	(0.67)	(0.18)
Less distributions:
Distributions from net investment income	0.00		(0.04)	(0.03)	(0.04)	(0.04)	(0.06)
Distributions from net realized gain	0.00		(0.29)	(0.85)	0.00	(0.96)	(0.18)
Total distributions	0.00		(0.33)	(0.88)	(0.04)	(1.00)	(0.24)
Net asset value, end of period	$3.80		$3.70	$3.83	$4.26	$3.71	$5.38
Total return[2]	2.70%		5.34%	11.11%	16.12%	(12.95)%	(2.9)%
Ratios/supplemental data:
Net assets, end of period (000s)	$369,400		$369,432	$481,182	$512,466	$509,614	$679,747
Ratios to average net assets:[6]
Ratio of expenses to average net assets	1.35%		1.35%	1.35%	1.35%	1.34%	1.25%
Ratio of net investment income (loss) to average net assets	(0.07)%		1.15%	0.71%	0.82%	0.98%	1.15%
Portfolio turnover rate	1	%(5)	49%	221%	356%	187%	11%
Ratios of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.58%		1.58%	1.60%	1.59%	1.46%	1.25%
[1]	The Fund changed its fiscal year-end from December 31 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	The Fund changed its fiscal year-end from September 30 to October 31.
[5]	Portfolio Turnover rates presented for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.

18	Specialty Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MAY 1, 1997

Oct. 31, 2005(4)		Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002[1]	Dec. 31, 2001
$3.69		$3.82	$4.25	$3.71	$5.38	$5.80

0.00		0.01	(0.01)	0.00	0.00	0.01

0.10		0.16	0.43	0.56	(0.71)	(0.24)
0.10		0.17	0.42	0.56	(0.71)	(0.23)

0.00		(0.01)	0.00	(0.02)	0.00	(0.01)
0.00		(0.29)	(0.85)	0.00	(0.96)	(0.18)
0.00		(0.30)	(0.85)	(0.02)	(0.96)	(0.19)
$3.79		$3.69	$3.82	$4.25	$3.71	$5.38
2.71%		4.32%	10.41%	15.21%	(13.51)%	(3.9)%

$5,113		$5,220	$10,612	$20,465	$20,986	$24,732

2.10%		2.10%	2.10%	2.10%	2.13%	2.25%
(0.81)%		.40%	(0.02)%	0.07%	0.17%	0.16%
1	%(5)	49%	221%	356%	187%	11%

2.33%		2.33%	2.35%	2.45%	2.48%	2.25%

Specialty Funds Prospectus	19

Specialized Financial Services Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended October 31, 2005 and September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON MAY 1, 1997

For the period ended:	Oct. 31, 2005(4)		Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002[1]	Dec. 31, 2001
Net asset value, beginning of period	$3.67		$3.80	$4.23	$3.69	$5.37	$5.79
Income from investment operations:
Net investment income (loss)	0.00		0.01	0.00	0.00	0.00	0.01
Net realized and unrealized gain (loss) on investments	0.10		0.16	0.42	0.56	(0.72)	(0.24)
Total from investment operations	0.10		0.17	0.42	0.56	(0.72)	(0.23)
Less distributions:
Distributions from net investment income	0.00		(0.01)	0.00	(0.02)	0.00	(0.01)
Distributions from net realized gain	0.00		(0.29)	(0.85)	0.00	(0.96)	(0.18)
Total distributions	0.00		(0.30)	(0.85)	(0.02)	(0.96)	(0.19)
Net asset value, end of period	$3.77		$3.67	$3.80	$4.23	$3.69	$5.37
Total return[2]	2.72%		4.46%	10.45%	15.30%	(13.77)%	(3.9)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,202		$1,189	$1,857	$1,937	$1,793	$2,071
Ratios to average net assets:[6]
Ratio of expenses to average net assets	2.10%		2.10%	2.10%	2.10%	2.13%	2.25%
Ratio of net investment income (loss) to average net assets	(0.82)%		0.40%	(0.04)%	0.07%	0.17%	0.16%
Portfolio turnover rate	1	%(5)	49%	221%	356%	187%	11%
Ratios of expenses to average net assets prior to waived fees and reimbursed expenses[3,6]	2.33%		2.33%	2.35%	2.55%	2.74%	2.25%
[1]	The Fund changed its fiscal year-end from December 31 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	The Fund changed its fiscal year-end from September 30 to October 31.
[5]	Portfolio Turnover rates presented for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.

20	Specialty Funds Prospectus

Specialized Health Sciences Fund

Portfolio Manager:    Michael Dauchot, M.D.

Investment Objective

The Specialized Health Sciences Fund seeks long-term capital appreciation.

Investment Strategies

We seek long-term capital appreciation by investing principally in equity securities of U.S. and foreign health sciences companies. We invest in equity securities of health sciences companies based in at least three countries, including the U.S. We define health sciences companies as those with revenues primarily generated by health care, medicine and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund’s foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. The Fund concentrates its investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on health care companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of health sciences companies;

•	up to 30% of total assets in foreign investments;

•	up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million at the time of purchase; and

•	principally in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund concentrates its investments in the health sciences sector. Because of its focus in the health sciences sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries. The health sciences sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers in which they invest than diversified funds.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. These considerations are all important to your investment choice.

Specialty Funds Prospectus	21

Specialized Health Sciences Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON APRIL 2, 2001

For the period ended:	Oct. 31, 2005(3)		Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$11.35		$10.49	$9.51	$7.81	$9.70	$10.00
Income from investment operations:
Net investment income (loss)	0.00		(0.01)	(0.09)	(0.08)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.16)		.89	1.07	1.78	(1.79)	(0.27)
Total from investment operations	(0.16)		.88	0.98	1.70	(1.89)	(0.30)
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00		(0.02)	0.00	0.00	0.00	0.00
Total distributions	0.00		(0.02)	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.19		$11.35	$10.49	$9.51	$7.81	$9.70
Total return[1]	(1.41)%		8.42%	10.30%	21.77%	(19.48)%	(3.00)%
Ratios/supplemental data:
Net assets, end of period (000s)	$10,784		$11,219	$12,891	$12,805	$12,217	$12,331
Ratios to average net assets:
Ratio of expenses to average net assets	1.65%		1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets	(0.93)%		(0.41)%	(0.87)%	(1.02)%	(1.07)%	(0.95)%
Portfolio turnover rate	9	%(4)	200%	266%	150%	138%	48%
Ratio of expenses to average net assets[5] prior to waived fees and reimbursed expenses[2,5]	2.00%		1.96%	1.84%	2.25%	1.92%	2.66%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	The Fund changed its fiscal year-end from September 30 to October 31.
[4]	Portfolio Turnover rates presented for periods of less than one year are not annualized.
[5]	Ratios shown for periods of less than one year are annualized.

22	Specialty Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON APRIL 2, 2001							CLASS C SHARES—COMMENCED ON APRIL 2, 2001

Oct. 31, 2005(3)		Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Oct. 31, 2005(3)		Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$10.96		$10.21	$9.32	$7.72	$9.66	$10.00	$10.97		$10.22	$9.33	$7.73	$9.66	$10.00

(0.02)		(0.16)	(0.18)	(0.16)	(0.17)	(0.06)	(0.02)		(0.23)	(0.19)	(0.16)	(0.18)	(0.06)
(0.14)		.93	1.07	1.76	(1.77)	(0.28)	(0.14)		1.00	1.08	1.76	(1.75)	(0.28)
(0.16)		.77	0.89	1.60	(1.94)	(0.34)	(0.16)		.77	0.89	1.60	(1.93)	(0.34)

0.00		0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00
0.00		(0.02)	0.00	0.00	0.00	0.00	0.00		(0.02)	0.00	0.00	0.00	0.00
0.00		(0.02)	0.00	0.00	0.00	0.00	0.00		(0.02)	0.00	0.00	0.00	0.00
$10.80		$10.96	$10.21	$9.32	$7.72	$9.66	$10.81		$10.97	$10.22	$9.33	$7.73	$9.66
(1.46)%		7.57%	9.55%	20.73%	(20.08)%	(3.40)%	(1.46)%		7.56%	9.54%	20.70%	(19.98)%	(3.40)%

$14,447		$14,913	$17,140	$17,150	$15,576	$16,320	$1,414		$1,500	$2,249	$2,323	$2,051	$2,277

2.40%		2.40%	2.40%	2.40%	2.40%	2.40%	2.40%		2.40%	2.40%	2.40%	2.40%	2.40%
(1.68)%		(1.16)%	(1.62)%	(1.77)%	(1.82)%	(1.67)%	(1.68)%		(1.16)%	(1.63)%	(1.77)%	(1.82)%	(1.71)%
9	%(4)	200%	266%	150%	138%	48%	9	%(4)	200%	266%	150%	138%	48%
2.75%		2.71%	2.59%	3.06%	2.87%	3.46%	2.75%		2.71%	2.59%	3.18%	3.03%	3.99%

Specialty Funds Prospectus	23

Specialized Technology Fund

Portfolio Managers:    Huachen Chen, CFA; Walter C. Price, Jr., CFA

Investment Objective

The Specialized Technology Fund seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

Investment Strategies

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology, defense and aerospace, energy equipment and services, nanotechnology, electronic manufacturing services and others. We concentrate the Fund’s investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of technology companies;

•	up to 50% of total assets in foreign securities;

•	up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;

•	primarily in issuers with average market capitalizations of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million; and

•	principally in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

We may hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

24	Specialty Funds Prospectus

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund concentrates its investments in securities of technology and technology-related companies. Because we focus the Fund’s investments in technology companies, the Fund will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting technology companies. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. In the past, technology common stocks have experienced extreme price and volume fluctuations that have often been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests than diversified funds. Significant losses may result from lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. These considerations are all important to your investment choice.

Specialty Funds Prospectus	25

Specialized Technology Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON SEPTEMBER 18, 2000

For the period ended:	Oct. 31, 2005(3)		Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$5.21		$4.13	$3.93	$2.23	$3.02	$10.11
Income from investment operations:
Net investment income (loss)	(0.01)		(0.07)	(0.07)	0.02	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	0.00		1.15	0.27	1.68	(0.73)	(7.07)
Total from investment operations	(0.01)		1.08	0.20	1.70	(0.79)	(7.09)
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00		0.00	0.00	0.00	0.00	0.00
Total distributions	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$5.20		$5.21	$4.13	$3.93	$2.23	$3.02
Total return[1]	(0.19)%		26.15%	5.09%	76.23%	(26.16)%	(70.13)%
Ratios/supplemental data:
Net assets, end of period (000s)	$114,262		$114,233	$104,033	$110,730	$13,559	$22,946
Ratios to average net assets:[2,5]
Ratio of expenses to average net assets	1.75%		1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(1.30)%		(1.33)%	(1.44)%	(1.45)%	(1.37)%	(0.47)%
Portfolio turnover rate	29	%(4)	270%	262%	276%	388%	773%
Ratio of expenses to average net assets Prior to waived fees and reimbursed expenses[2],5	1.78%		1.80%	1.80%	1.98%	2.47%	2.00%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	The Fund changed its fiscal year-end from September 30 to October 31.
[4]	Portfolio Turnover rates presented for periods of less than one year are not annualized.
[5]	Ratios shown for periods of less than one year are annualized.

26	Specialty Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON SEPTEMBER 18, 2000							CLASS C SHARES—COMMENCED ON SEPTEMBER 18, 2000

Oct. 31, 2005(3)		Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Oct. 31, 2005(3)		Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$5.02		$4.01	$3.85	$2.19	$3.00	$10.11	$5.01		$4.00	$3.84	$2.19	$3.00	$10.11

(0.01)		(0.12)	(0.10)	(0.06)	(0.08)	(0.06)	(0.01)		(0.13)	(0.10)	(0.06)	(0.08)	(0.06)
(0.01)		1.13	0.26	1.72	(0.73)	(7.05)	(0.01)		1.14	0.26	1.71	(0.73)	(7.05)
(0.02)		1.01	0.16	1.66	(0.81)	(7.11)	(0.02)		1.01	0.16	1.65	(0.81)	(7.11)

0.00		0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00
0.00		0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00
0 .00		0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00
$5.00		$5.02	$4.01	$3.85	$2.19	$3.00	$4.99		$5.01	$4.00	$3.84	$2.19	$3.00
(0.40)%		25.19%	4.16%	75.80%	(27.00)%	(70.33)%	(0.40)%		25.25%	4.17%	75.34%	(27.00)%	(70.33)%

$28,860		$29,180	$28,648	$31,758	$20,949	$34,218	$5,711		$5,707	$5,789	$7,076	$4,295	$7,320

2.50%		2.50%	2.50%	2.50%	2.50%	2.50%	2.50%		2.50%	2.50%	2.50%	2.50%	2.50%
(2.05)%		(2.09)%	(2.19)%	(2.10)%	(2.12)%	(1.24)%	(2.05)%		(2.09)%	(2.19)%	(2.10)%	(2.12)%	(1.22)%
29	%(4)	270%	262%	276%	388%	773%	29	%(4)	270%	262%	276%	388%	773%
2.53%		2.55%	2.55%	3.08%	3.46%	2.72%	2.53%		2.55%	2.54%	2.91%	3.16%	2.66%

Specialty Funds Prospectus	27

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage FundsSM. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Concentration Risk—The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

28	Specialty Funds Prospectus

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

Specialty Funds Prospectus	29

Additional Strategies and General Investment Risks

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

30	Specialty Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		SPECIALIZED FINANCIAL SERVICES	SPECIALIZED HEALTH SCIENCES	SPECIALIZED TECHNOLOGY

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●	●	●

Specialty Funds Prospectus	31

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB–ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the paying of dividends	Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

32	Specialty Funds Prospectus

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements for each Fund is available in the Funds’ annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Specialized Financial Services Fund and in this capacity is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165.0 billion.

RCM Capital Management, LLC (“RCM”), wholly owned by RCM US Holdings LLC (“US Holdings”), is located at 4 Embarcadero Center, San Francisco, CA 94111. US Holdings is a registered investment adviser and is an indirect wholly owned subsidiary of Dresdner Bank AG, which, in turn is a wholly owned subsidiary of Allianz A.G. RCM is a registered investment adviser and is the sub-adviser for the Specialized Health Sciences and Specialized Technology Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. As of September 30, 2005, RCM and its affiliates managed over $116.2 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Specialty Funds Prospectus	33

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. Information regarding the Funds’ sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

34	Specialty Funds Prospectus

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

Specialty Funds Prospectus	35

A Choice of Share Classes

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

36	Specialty Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge, proceeds of a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee or a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).

•	By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

Specialty Funds Prospectus	37

Reductions and Waivers of Sales Charges

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent. You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.

The following types of accounts (registered in the name of or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility under a rights of accumulation discount:

•	individual accounts;

•	joint accounts;

•	IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a Wells Fargo Advantage Funds prototype agreement;

•	403(b) accounts; and

•	accounts over which the shareholder, his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account or a solely owned business account).

Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

•	Section 529 Plans;

•	accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held directly in a Wells Fargo Advantage Funds account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (ie. 401(k) Plans) and SIMPLE IRAs established using the Wells Fargo Advantage Funds prototype agreement (but not including employer sponsored IRAs) (collectively, “Employer Sponsored Retirement Plans”).

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

38	Specialty Funds Prospectus

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	the Funds’ transfer agent;

•	broker-dealers who act as selling agents;

•	immediate family members (spouse, sibling, parent or child) of any of the above; and

•	each Fund’s sub-adviser, but only for the Fund(s) in which such sub-adviser provides investment advisory services.

•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Section 529 Plans;

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

Specialty Funds Prospectus	39

Reductions and Waivers of Sales Charges

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

•	We waive the Class C CDSC where a Fund did not pay a sales commission at the time of purchase.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
Specialized Financial Services	0.75%	0.75%
Specialized Health Sciences	0.75%	0.75%
Specialized Technology	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

40	Specialty Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of any Wells Fargo Advantage money market fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and

Specialty Funds Prospectus	41

Exchanges

redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

42	Specialty Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Specialty Funds Prospectus	43

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

•	Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by,

44	Specialty Funds Prospectus

customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Specialty Funds Prospectus	45

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

46	Specialty Funds Prospectus

How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage Specialized Technology Fund, Class C.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have a Wells Fargo Advantage Funds Account and and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $1,000 (or $250 for retirement accounts) from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Specialty Funds Prospectus	47

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, visit our Web site at www.wellsfargo.com/advantagefunds, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing and wire instructions on page 46. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 46. Be sure to have the wiring bank include your current account number and the name your account is registered in. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

48	Specialty Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or 1-800-368-7550 to use the automated phone system to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

Specialty Funds Prospectus	49

Your Account	How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

50	Specialty Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice. Simply specify an amount of at least $100.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Specialized Financial Services Fund makes distributions of any net investment income at least quarterly and any realized net capital gains at least annually. The Specialized Health Sciences and Specialized Technology Funds make such distributions at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Specialty Funds Prospectus	51

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you’re an individual Fund shareholder the portion of, your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

52	Specialty Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by Institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we

Specialty Funds Prospectus	53

Additional Services and Other Information

reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

54	Specialty Funds Prospectus

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Allen J. Ayvazian

Specialized Financial Services Fund since 2004

Mr. Ayvazian joined Wells Capital Management in 1989 as a Senior Portfolio Manager for Separate Accounts and is now a co-manager of the Specialized Financial Services Fund. Prior to joining Wells Capital Management, he was the managing director for SAS Advisors from 1987 to 1989. He also served as a manager for institutional portfolios in previous positions with Citicorp and Bank of America. Mr. Ayvazian earned his B.A. degree in History from the University of California, Los Angeles.

Huachen Chen, CFA

Specialized Technology Fund from 2000 – April 2003 and since 2004

Mr. Chen joined RCM as a securities analyst in 1985 and became a principal with the firm in 1994. For the period from 2000 through April 2003, he co-managed the day-to-day management of the Specialized Technology Fund and was responsible for fundamental security analysis for the wireless, hardware and international technology areas. Since May 2003, Mr. Chen served as a member of the team of RCM investment professionals that provided research assistance to the Fund. Mr. Chen resumed his co-management responsibilities for the Fund in 2004. He earned his B.S. degree from Cornell University in Electrical Engineering and his M.S. degree in Materials Science and Engineering from Northwestern.

Michael Dauchot, M.D.

Specialized Health Sciences Fund from 2001 – April 2004 and since 2005

Dr. Dauchot re-joined RCM in 2005 as a senior analyst and lead portfolio manager. Dr. Dauchot first joined RCM in 1999, and served as a senior analyst and sector fund manager in the health care group, focusing on medical technology and emerging pharmaceuticals. In 2004, he entered the hedge fund industry, joining Pequot Capital Management as a principal and health care analyst. From 1996 to 1999, he served as an equity junior analyst in the field of medical technology for BancBoston Robertson Stephens, where he also specialized in medical technology and diagnostic companies. He earned his B.A. degree in Chemistry from Case Western Reserve University, Phi Beta Kappa and Magna Cum Laude, his M.D. degree from the University of Cincinnati College of Medicine, and his M.B.A. degree from the J.L. Kellogg School of Management at Northwestern University.

Walter C. Price, Jr., CFA

Specialized Technology Fund since 2000

Mr. Price joined RCM in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis in the software/services and internet areas. Mr. Price earned his B.S. degree with Honors in Electrical Engineering from M.I.T. and his B.S. and M.S. degrees in Management from the Sloan School at M.I.T. He is a past president of the M.I.T. Club of Northern California and is currently a Director. He also heads the Educational Council for M.I.T. in the Bay Area. Mr. Price is a past Chairman of the AIMR Committee on Corporate Reporting for the computer and electronics industries.

Allen Wisniewski, CFA

Specialized Financial Services Fund since 2004

Mr. Wisniewski joined Wells Capital Management in 1997, where he is a senior portfolio manager and research analyst. He joined Wells Fargo as a portfolio manager in 1987 with the acquisition of Bank of America’s consumer trust services. His previous experience includes financial analyst positions at Tobias Kotzin and a Native American reservation. Mr. Wisniewski earned his B.A. degree in Economics and his M.B.A. degree from the University of California, Los Angeles. He is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Specialty Funds Prospectus	55

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or return of capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their

56	Specialty Funds Prospectus

securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Specialty Funds Prospectus	57

Glossary

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

58	Specialty Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS ADVANTAGE

FARGO FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54620 02-06 026SFR/P401 (02/06) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO ADVANTAGE SPECIALTY FUNDS – CLASS Z

Wells Fargo Advantage Specialized Technology Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Specialty Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Specialized Technology Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Specialized Technology Fund (WFTZX)	Seeks long-term capital appreciation.

4	Specialized Technology Fund Prospectus

PRINCIPAL STRATEGIES

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology, defense and aerospace, energy equipment and services, nanotechnology, electronic manufacturing services and others. We concentrate the Fund’s investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

Specialized Technology Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund description beginning on page 12;

•	the “Additional Strategies and General Investment Risks” section beginning on page 15; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Fund invests in foreign securities, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Non-diversification

The Fund is generally considered non-diversified according to the Investment Company Act of 1940, as amended (the “1940 Act”) because it invests a relatively high percentage of its assets in a limited number of issuers. The Fund also concentrates its investments in stocks of particular sectors of the economy. Non-diversified and concentrated funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds.

Small Company Securities

The Fund invests in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

6	Specialized Technology Fund Prospectus

Performance History

The following information shows you how the Fund has performed and illustrates the variability of its returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance before and after taxes is no guarantee of future results.

Specialized Technology Fund Class Z Calendar Year Returns*

Best Qtr.:	Q4 ‘01 • 39.40%	Worst Qtr.:	Q1 ‘01 • (32.80)%

*	Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

The table below provides average annual total return information both before and after taxes, for the Fund’s Class Z shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns[1] for the period ended 12/31/05	1 year	5 year	Life of Fund
Class Z Returns Before Taxes (Incept. 04/11/05)	1.87%	(5.58)	(11.87)%
Class Z Returns After Taxes on Distributions	1.87%	(5.58)	(11.87)%
Class Z Returns After Taxes on Distributions and Sale of Fund Shares	1.22%	(4.66)	(9.62)%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	4.91%	0.54	(1.03)%
Goldman Sachs Technology Index[3] (reflects no deduction for expenses or taxes)	1.54%	(7.44)	(14.38)%
[1]	Performance shown reflects the performance of the Fund’s Class A shares, and includes fees and expenses that are not applicable to and are lower than those of the Class Z shares. The Class A shares annual returns are substantially similar to what the Class Z shares returns would have been because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks.

Specialized Technology Fund Prospectus	7

Specialized Technology Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)

Specialized Technology Fund
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Specialized Technology Fund
Management Fees[1]	1.05%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.90%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.95%
Fee Waivers	0.05%

NET EXPENSES[3]	1.90%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 1.05% for assets from $0 to $499 million; 1.00% for assets from $500 million to $999 million; 0.95% for assets from $1 billion to $2.99 billion; 0.925% for assets from $3 billion to $4.99 billion; and 0.90% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

8	Specialized Technology Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

Specialized Technology Fund
1 YEAR	$193
3 YEARS	$607
5 YEARS	$1,048
10 YEARS	$2,271

Specialized Technology Fund Prospectus	9

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. ”You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investment activities and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10	Specialized Technology Fund Prospectus

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Specialized Technology Fund

Portfolio Managers:    Huachen Chen, CFA; Walter C. Price, Jr., CFA

Investment Objective

The Specialized Technology Fund seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

Investment Strategies

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology, defense and aerospace, energy equipment and services, nanotechnology, electronic manufacturing services and others. We concentrate the Fund’s investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of technology companies;

•	up to 50% of total assets in foreign securities;

•	up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;

•	primarily in issuers with average market capitalizations of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million; and

•	principally in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

We may hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

12	Specialized Technology Fund Prospectus

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6. The Fund concentrates its investments in securities of technology and technology-related companies. Because we focus the Fund’s investments in technology companies, the Fund will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting technology companies. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. In the past, technology common stocks have experienced extreme price and volume fluctuations that have often been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests than diversified funds. Significant losses may result from lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 15. These considerations are all important to your investment choice.

Specialized Technology Fund Prospectus	13

Specialized Technology Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS Z SHARES—COMMENCED ON APRIL 11, 2005

For the period ended:	Oct. 31, 2005(3)	Sept. 30, 2005
Net asset value, beginning of period	$5.21	$4.57
Income from investment operations:
Net investment income (loss)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	0.00	0.67
Total from investment operations	(0.01)	0.64
Less distributions:
Distributions from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$5.20	$5.21
Total return[1]	(0.19)%	14.00%
Ratios/supplemental data:
Net assets, end of period (000s)	$91,285	$92,233
Ratios to average net assets:[4]
Ratio of expenses to average net assets	1.90%	1.90%
Ratio of net investment income (loss) to average net assets	(1.45)%	(1.37)%
Portfolio turnover rate	29%	270%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.95%	1.95%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	The Fund changed its fiscal year-end from September 30 to October 31.
[4]	Ratios shown for periods of less than one year are annualized.

14	Specialized Technology Fund Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Specialized Technology Fund. Certain common risks are identified in the “Common Risks for the Fund” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Specialized Technology Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	The Fund holds some of its assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund may invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets and is subject to additional risks, including less liquidity and greater price volatility. The Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Fund may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

Specialized Technology Fund Prospectus	15

Additional Strategies and General Investment Risks

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Concentration Risk—The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

16	Specialized Technology Fund Prospectus

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

Specialized Technology Fund Prospectus	17

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

Counter-Party and Leverage Risk

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk

18	Specialized Technology Fund Prospectus

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

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INVESTMENT SUB–ADVISER
RCM Capital Management, LLC 4 Embarcadero Center San Francisco, CA Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the paying of dividends	Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

Specialized Technology Fund Prospectus	19

Organization and Management of the Fund

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of the Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in mutual fund assets.

The Sub-Adviser

RCM Capital Management, LLC (“RCM”), wholly owned by RCM US Holdings LLC (“US Holdings”), is located at 4 Embarcadero Center, San Francisco, CA 94111. US Holdings is a registered investment adviser and is an indirect wholly owned subsidiary of Dresdner Bank AG, which, in turn is a wholly owned subsidiary of Allianz A.G. RCM is a registered investment adviser that provides investment management services to the Fund. In this capacity, RCM is responsible for the day-to-day investment management activities of the Fund. As of September 30, 2005, RCM and its affiliates managed over $116.2 billion in assets.

The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Fund.

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Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable, and if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	Specialized Technology Fund Prospectus

Qualified Investors

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Fund:

•	Investors who received Class Z shares in the reorganization of the Strong Funds into the Wells Fargo Advantage FundsSM;

•	Investors who previously held Class Z shares of a particular Fund may purchase Class Z shares of that same fund, upon providing adequate proof of prior ownership. Please also refer to the “Exchanges” section on page 30.

•	Officers, directors and employees of Wells Fargo Advantage Funds, Funds Management, and affiliates of these entities, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or the Fund’s distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Fund’s distributor, or an affiliate, to perform services;

•	Certain institutional investors purchasing more than $1 million of Class Z shares;

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage Life Stage PortfoliosSM and Wells Fargo Advantage WealthBuilder PortfoliosSM);

•	Section 529 Plans;

•	Any accounts in a fee-based advisory program managed by Funds Management; and

•	Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Class Z shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

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Your Account

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Fund for distribution and shareholder servicing, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; and providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund’s Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

24	Specialized Technology Fund Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	The Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

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Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Specialized Technology Fund, Class Z.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of the Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $2,500 (or $1,000 for retirement accounts) from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $2,500 or ($1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

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How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Class Z shares are not available for purchase on the internet if you do not have an existing Wells Fargo Advantage Funds Account. Please call Investor Services at 1-800-222-8222 for more information.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of the Fund by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing and wire instructions on page 25. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 25. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered. Wire purchases received by the transfer agent in proper form prior to the close of regular trading on the NYSE (which is usually 4:00 p.m. (ET)) are processed the same day and receive that day’s trade date.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

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Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances i) if the request is over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Services Representative for hours of operation and directions to our Investor Center.

28	Specialized Technology Fund Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100 or the balance of your account.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders who maintain certain minimum account balances. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

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Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts). In addition to exchanging between Class Z shares of any Wells Fargo Advantage Fund, Class Z shares may also be exchanged for Investor Class shares of any Fund.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has

30	Specialized Technology Fund Prospectus

engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Specialized Technology Fund Prospectus	31

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Fund makes distributions of any net investment income and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

32	Specialized Technology Fund Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its investment in stocks producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Specialized Technology Fund Prospectus	33

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information and the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of

34	Specialized Technology Fund Prospectus

their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Specialized Technology Fund Prospectus	35

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

Huachen Chen, CFA

Specialized Technology Fund from 2000 – April 2003 and since 2004

Mr. Chen joined RCM as a securities analyst in 1985 and became a principal with the firm in 1994. For the period from 2000 through April 2003, he co-managed the day-to-day management of the Specialized Technology Fund and was responsible for fundamental security analysis for the wireless, hardware and international technology areas. Since May 2003, Mr. Chen served as a member of the team of RCM investment professionals that provided research assistance to the Fund. Mr. Chen resumed his co-management responsibilities for the Fund in 2004. He earned his B.S. degree from Cornell University in Electrical Engineering and his M.S. degree in Materials Science and Engineering from Northwestern.

Walter C. Price, Jr., CFA

Specialized Technology Fund since 2000

Mr. Price joined RCM in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis in the software/services and internet areas. Mr. Price earned his B.S. degree with Honors in Electrical Engineering from M.I.T. and his B.S. and M.S. degrees in Management from the Sloan School at M.I.T. He is a past president of the M.I.T. Club of Northern California and is currently a Director. He also heads the Educational Council for M.I.T. in the Bay Area. Mr. Price is a past Chairman of the AIMR Committee on Corporate Reporting for the computer and electronics industries.

36	Specialized Technology Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or return of capital made by the Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from

Specialized Technology Fund Prospectus	37

Glossary

goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

38	Specialized Technology Fund Prospectus

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in the Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund’s distributors allowing the agent to sell the Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

Specialized Technology Fund Prospectus	39

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT54621 02-06 026SFZ/P402 (02/06) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

FEBRUARY 1, 2006

Prospectus

WELLS FARGO 401(K) PLAN FUNDS

Wells Fargo Advantage Aggressive Allocation Fund

Wells Fargo Advantage Conservative Allocation Fund

Wells Fargo Advantage Diversified Equity Fund

Wells Fargo Advantage Diversified Small Cap Fund

Wells Fargo Advantage Growth Balanced Fund

Wells Fargo Advantage Large Company Growth Fund

Wells Fargo Advantage Moderate Balanced Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	401(k) Plan Funds

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

401(k) Plan Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Aggressive Allocation Fund (NWBEX)	Seeks capital appreciation with a secondary emphasis on current income.

Conservative Allocation Fund (NVCBX)	Seeks a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments and stocks.

Diversified Equity Fund (NVDEX)	Seeks long-term capital appreciation with moderate annual return volatility.

Diversified Small Cap Fund (NVDSX)	Seeks long-term capital appreciation with moderate annual return volatility.

Growth Balanced Fund (NVGBX)	Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Large Company Growth Fund (NVLCX)	Seeks long-term capital appreciation.

Moderate Balanced Fund (NVMBX)	Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

4	401(k) Plan Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral” target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that invests in five different equity investment styles—large cap blend, large cap value, large cap growth, small cap and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 14 master portfolios.

The Fund is a gateway fund that invests in several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single equity investment style. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000® Index. As of September 30, 2005, this range was $52 million to $3.7 billion and is expected to change frequently. We currently invest in 3 master portfolios.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

401(k) Plan Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 21;

•	the “Additional Strategies and General Investment Risks” section beginning on page 51; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

Certain Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and

6	401(k) Plan Funds Prospectus

COMMON RISKS FOR THE FUNDS

Foreign Investments (cont’d)

settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

FUND	SPECIFIC RISKS

Aggressive Allocation Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Conservative Allocation Fund	The Fund is primarily subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

Diversified Equity Fund	The Fund is primarily subject to the “Equity Securities”, “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Diversified Small Cap Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Growth Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Moderate Balanced Fund	The Fund is primarily subject to the “Debt Securities,” “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

401(k) Plan Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index. Certain funds are also compared to a composite index that mirrors each Fund’s current portfolio allocations.

Please remember that past performance before and after taxes is no guarantee of future results.

In addition, prior to April 11, 2005, the Administrator Class was named the Institutional Class.

Aggressive Allocation Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 20.01%	Worst Qtr.:	Q3 ’02 • (18.70)%

8	401(k) Plan Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns
for the period ended 12/31/05	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 12/02/97)	5.27%	2.07%	6.58%
Administrator Class Returns After Taxes on Distributions	4.31%	1.50%	5.94%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	3.84%	1.46%	5.38%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,3]	4.91%	0.54%	4.96%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	2.43%	5.87%	6.12%
Aggressive Allocation Composite Index[4] (reflects no deduction for expenses or taxes)	6.01%	3.13%	5.95%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[4]	The index is weighted 20% in the Lehman Brothers US Aggregate Bond Index, 20% in the Russell 1000 Value® Index, 20% in the S&P 500 Index, 20% in the Russell 1000 Growth® Index, 12% in the MSCI EAFE Index, and 8% in the Russell 2000® Index.

401(k) Plan Funds Prospectus	9

Performance History

Conservative Allocation Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q2 ’97 • 6.21%	Worst Qtr.:	Q3 ’02 • (3.36)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	3.08%	3.63%	6.58%
Administrator Class Returns After Taxes on Distributions	1.57%	2.15%	4.58%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	2.35%	2.27%	4.51%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,3]	4.91%	0.54%	9.07%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	2.43%	5.87%	6.16%
Conservative Allocation Composite Index[4] (reflects no deduction for expenses or taxes)	3.39%	4.60%	6.44%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Lehman Brothers Aggregate Bond Index.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[4]	The index is weighted 55% in the Lehman Brothers US Aggregate Bond Index, 25% in the Lehman Brothers 9-12 Month US Treasury Bond Index, 5% in the Russell 1000 Value Index, 5% in the S&P 500 Index, 5% in the Russell 1000 Growth® Index, 3% in the MSCI EAFE Index, and 2% in the Russell 2000® Index.

10	401(k) Plan Funds Prospectus

Diversified Equity Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 19.88%	Worst Qtr.:	Q3 ’02 • (19.36)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	6.52%	0.85%	8.61%
Administrator Class Returns After Taxes on Distributions	4.16%	(0.15)%	7.31%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	6.36%	0.42%	7.07%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,2]	4.91%	0.54%	9.07%
Diversified Equity Composite Index[3] (reflects no deduction for expenses or taxes)	6.84%	2.16%	8.76%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[3]	The index is weighted 25% in the Russell 1000 Value® Index, 25% in the S&P 500 Index, 25% in the Russell 1000 Growth® Index, 15% in the MSCI EAFE Index, and 10% in the Russell 2000® Index.

401(k) Plan Funds Prospectus	11

Performance History

Diversified Small Cap Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q2 ’03 • 21.57%	Worst Qtr.:	Q3 ’98 • (23.73)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 12/31/97)	6.74%	9.80%	7.55%
Administrator Class Returns After Taxes on Distributions	4.96%	9.04%	6.86%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	5.78%	8.34%	6.36%
Russell 2000® Index (reflects no deduction for expenses or taxes)	4.55%	8.22%	6.87%

12	401(k) Plan Funds Prospectus

Growth Balanced Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 16.86%	Worst Qtr.:	Q3 ’02 • (15.61)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	4.79%	2.73%	8.88%
Administrator Class Returns After Taxes on Distributions	3.05%	1.65%	7.21%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	4.03%	1.80%	6.91%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,3]	4.91%	0.54%	9.07%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	2.43%	5.87%	6.16%
Growth Balanced Composite Index[4] (reflects no deduction for expenses or taxes)	5.38%	3.78%	8.16%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Lehman Brothers Aggregate Bond Index.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[4]	The index is weighted 35% in the Lehman Brothers US Aggregate Bond Index, 16.25% in the Russell 1000 Value® Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 Growth® Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000® Index.

401(k) Plan Funds Prospectus	13

Performance History

Large Company Growth Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 31.64%	Worst Qtr.:	Q1 ’01 • (22.83)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years		10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	5.73%	(4.84)%		9.48%
Administrator Class Returns After Taxes on Distributions	5.65%	(4.87)%		9.15%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	3.72%	(4.06)%	[1]	8.33%
Russell 1000® Growth Index[2] (reflects no deduction for expenses or taxes)	5.26%	(3.58)%		6.73%
S&P 500 Index (reflects no deduction for expenses or taxes)[3]	4.91%	0.54%		9.07%
[1]	Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
[2]	The Fund has selected the Russell 1000® Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000® Growth Index is more representative of the breadth of the Fund’s holdings. This index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents either the Russell 1000 Growth or the Russell 2000® Growth indexes.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.

14	401(k) Plan Funds Prospectus

Moderate Balanced Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 10.19%	Worst Qtr.:	Q3 ’02 • (9.06)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/05	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)	3.83%	3.36%	7.60%
Administrator Class Returns After Taxes on Distributions	2.01%	1.77%	5.50%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	3.36%	2.08%	5.46%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,3]	4.91%	0.54%	9.07%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	2.43%	5.87%	6.16%
Moderate Balanced Composite Index[4] (reflects no deduction for expenses or taxes)	4.29%	4.27%	7.24%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Lehman Brothers Aggregate Bond Index.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
[4]	The index is weighted 45% in the Lehman Brothers US Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month US Treasury Bond Index, 10% in the Russell 1000 Value® Index, 10% in the S&P 500 Index, 10% in the Russell 1000 Growth® Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000® Index.

401(k) Plan Funds Prospectus	15

401(k) Plan Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[1]

	Aggressive Allocation Fund	Conservative Allocation Fund	Diversified Equity Fund	Diversified Small Cap Fund
Management Fees[2]	0.78%	0.71%	0.80%	0.91%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.34%	0.30%	0.35%	0.36%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.12%	1.01%	1.15%	1.27%
Fee Waivers	0.12%	0.16%	0.15%	0.07%

NET EXPENSES[4]	1.00%	0.85%	1.00%	1.20%
	Growth Balanced Fund	Large Company Growth Fund	Moderate Balanced Fund
Management Fees[2]	0.76%	0.68%	0.73%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.31%	0.33%	0.31%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.07%	1.01%	1.04%
Fee Waivers	0.12%	0.06%	0.14%

NET EXPENSES[4]	0.95%	0.95%	0.90%
[1]	Expenses for gateway funds include expenses allocated from the master portfolios in which each such fund invests.
[2]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the master portfolios in which the Funds invest. The management fees charged to the master portfolios will decline as a master portfolio’s assets grow and will continue to be based on a percentage of the master portfolio’s average daily net assets. Each Fund, except for the Large Company Growth Fund, invests substantially all of its assets in two or more master portfolios. The breakpoint schedule for the master portfolio in which the Large Company Growth Fund invests is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $4.99 billion and higher. Management fees for each Fund, except the Large Company Growth Fund, are based on a blended rate of the advisory fees charged to the master portfolios in which the Funds invest plus, an additional 0.25% asset allocation fee.
[3]	Other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses, and may include expenses payable to affiliates of Wells Fargo & Company.
[4]	For the Large Company Growth Fund, the adviser has committed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. For each other Fund, the adviser has committed through January 31, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown.

16	401(k) Plan Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Aggressive Allocation Fund	Conservative Allocation Fund	Diversified Equity Fund	Diversified Small Cap Fund
1 YEAR	$102	$87	$102	$122
3 YEARS	$344	$306	$350	$396
5 YEARS	$605	$542	$618	$690
10 YEARS	$1,352	$1,222	$1,384	$1,528
		Growth Balanced Fund	Large Company Growth Fund	Moderate Balanced Fund
1 YEAR		$97	$122	$92
3 YEARS		$328	$404	$317
5 YEARS		$578	$708	$560
10 YEARS		$1,295	$1,569	$1,258

401(k) Plan Funds Prospectus	17

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage FundsSM whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

18	401(k) Plan Funds Prospectus

Aggressive Allocation Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Galen G. Blomster, CFA; Christian L. Chan, CFA; Jeffrey P. Mellas; Andrew Owen, CFA

Investment Objective

The Aggressive Allocation Fund seeks to provide capital appreciation with a secondary emphasis on current income.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	80%	65–95%
Fixed Income Styles	20%	5–35%

401(k) Plan Funds Prospectus	19

Aggressive Allocation Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	80%
Large Cap Blend Style		20%
Index Portfolio			20.00%
Large Cap Value Style		20%
C & B Large Cap Value Portfolio			6.67%
Equity Income Portfolio			6.67%
Equity Value Portfolio			6.66%
Large Cap Growth Style		20%
Disciplined Growth Portfolio			4.00%
Large Cap Appreciation Portfolio			2.00%
Large Company Growth Portfolio			14.00%
Small Cap Style		8%
Small Cap Index Portfolio			2.67%
Small Company Growth Portfolio			2.67%
Small Company Value Portfolio[1]			2.66%
International Style		12%
International Core Portfolio			3.00%
International Growth Portfolio			3.00%
International Index Portfolio			3.00%
International Value Portfolio			3.00%
Diversified Bond Style	20%
Managed Fixed-Income Portfolio			14.00%
Total Return Bond Portfolio			4.00%
Inflation-Protected Bond Portfolio			2.00%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

20	401(k) Plan Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 68 for the objective and principal strategies for each portfolio.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
Inflation-Protected Bond	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Managed Fixed Income	Galliard
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management
Total Return Bond	Wells Capital Management

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

401(k) Plan Funds Prospectus	21

Aggressive Allocation Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON DECEMBER 2, 1997

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$13.09	$11.85	$9.91	$12.02	$14.78
Income from investment operations:
Net investment income (loss)	0.19	0.14	0.10	0.13	0.17
Net realized and unrealized gain (loss) on investments	1.45	1.26	2.00	(2.03)	(2.29)
Total from investment operations	1.64	1.40	2.10	(1.90)	(2.12)
Less distributions:
Distributions from net investment income	(0.16)	(0.16)	(0.16)	(0.11)	(0.17)
Distributions from net realized gain	(0.00)	0.00	0.00	(0.10)	(0.47)
Total distributions	(0.16)	(0.16)	(0.16)	(0.21)	(0.64)
Net asset value, end of period	$14.57	$13.09	$11.85	$9.91	$12.02
Total return[1]	12.61%	11.82%	21.36%	(16.22)%	(14.97)%
Ratios/supplemental data:
Net assets, end of period (000s)	$196,484	$170,383	$131,760	$78,673	$82,908
Ratios to average net assets:
Ratio of expenses to average net assets[2]	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	1.42%	1.14%	1.20%	1.20%	1.37%
Portfolio turnover rate[3]	64%	42%	43%	40%	49%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.12%	1.02%	1.13%	1.08%	1.03%
[1]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Formerly named the Institutional Class.

22	401(k) Plan Funds Prospectus

Conservative Allocation Fund

Portfolio Managers:	Thomas C. Biwer, CFA; Galen G. Blomster, CFA; Christian L. Chan, CFA; Jeffrey P. Mellas; Andrew Owen, CFA

Investment Objective

The Conservative Allocation Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments, and stocks.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral“ target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 19 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund’s investments. The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Under normal circumstances, we invest at least 80% of the Fund’s assets in income producing securities.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	20%	15–25%
Fixed Income Styles	80%	75–85%

401(k) Plan Funds Prospectus	23

Conservative Allocation Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	80%
Managed Fixed Income Portfolio			38.50%
Stable Income Portfolio			25.00%
Total Return Bond Portfolio			11.00%
Inflation-Protected Bond Portfolio			5.50%
Diversified Equity Style	20%
Large Cap Blend Style		5%
Index Portfolio			5.00%
Large Cap Value Style		5%
C&B Large Cap Value Portfolio			1.66%
Equity Income Portfolio			1.67%
Equity Value Portfolio			1.67%
Large Cap Growth Style		5%
Disciplined Growth Portfolio			1.00%
Large Cap Appreciation Portfolio			0.50%
Large Company Growth Portfolio			3.50%
Small Cap Style		2%
Small Cap Index Portfolio			0.67%
Small Company Growth Portfolio			0.67%
Small Company Value Portfolio[1]			0.66%
International Style		3%
International Core Portfolio			0.75%
International Growth Portfolio			0.75%
International Index Portfolio			0.75%
International Value Portfolio			0.75%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

24	401(k) Plan Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 68 for the objective and principal strategies for each Fund.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
Inflation-Protected Bond	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Managed Fixed Income	Galliard
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Stable Income	Galliard
Strategic Small Cap Value	Wells Capital Management
Total Return Bond	Wells Capital Management

401(k) Plan Funds Prospectus	25

Conservative Allocation Fund

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” beginning on page 51. These considerations are all important to your investment choice.

26	401(k) Plan Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$19.48	$19.23	$18.42	$19.92	$20.44
Income form investment operations:
Net investment income (loss)	0.54	0.44	0.46	0.61	0.84
Net realized and unrealized gain (loss) on investments	0.40	0.46	1.00	(0.75)	(0.06)
Total from investment operations	0.94	0.90	1.46	(0.14)	0.78
Less distributions:
Distributions from net investment income	(0.41)	(0.51)	(0.60)	(0.78)	(0.93)
Distributions from net realized gain	(0.23)	(0.14)	(0.05)	(0.58)	(0.37)
Total distributions	(0.64)	(0.65)	(0.65)	(1.36)	(1.30)
Net asset value, end of period	$19.78	$19.48	$19.23	$18.42	$19.92
Total return[1]	4.91%	4.74%	8.17%	(0.89)%	3.89%
Ratios/supplemental data:
Net assets, end of period (000s)	$442,285	$412,341	$381,254	$288,610	$301,041
Ratios to average net assets:
Ratio of expenses to average net assets[2]	0.85%	0.85%	0.82%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.78%	2.32%	2.78%	3.23%	4.34%
Portfolio turnover rate[3]	102%	72%	73%	71%	77%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.01%	0.90%	0.97%	1.00%	0.90%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Formerly named the Institutional Class.

401(k) Plan Funds Prospectus	27

Diversified Equity Fund

Portfolio Managers:    Thomas C. Biwer, CFA ; Christian L. Chan, CFA; Andrew Owen, CFA

Investment Objective

The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. “Style” means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 15 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, using a combination of 5 different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—for the Fund’s investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios, the assets allocated to large cap value to 3 Portfolios and the assets allocated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Value Style	25%
C&B Large Cap Value Portfolio		8.34%
Equity Income Portfolio		8.33%
Equity Value Portfolio		8.33%
Large Cap Blend Style	25%
Index Portfolio		25%
Large Cap Growth Style	25%
Disciplined Growth Portfolio		5.0%
Large Cap Appreciation Portfolio		2.5%
Large Company Growth Portfolio		17.5%
Small Cap Style	10%
Small Cap Index Portfolio		3.34%
Small Company Growth Portfolio		3.33%
Small Company Value Portfolio[1]		3.33%
International Style	15%
International Core Portfolio		3.75%
International Growth Portfolio		3.75%
International Index Portfolio		3.75%
International Value Portfolio		3.75%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

28	401(k) Plan Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 68 for the objective and principal strategies of each portfolio.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management

Important Risk Factors

The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities,” risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for this Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

401(k) Plan Funds Prospectus	29

Diversified Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[6] SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004
Net asset value, beginning of period	$39.96	$35.64
Income from investment operations:
Net investment income (loss)	0.39	0.26
Net realized and unrealized gain (loss) on investments	5.22	4.39
Total from investment operations	5.61	4.65
Less distributions:
Distributions from net investment income	(0.40)	(0.33)
Distributions from net realized gain	(3.19)	0.00
Total distributions	(3.59)	(0.33)
Net asset value, end of period	$41.98	$39.96
Total return[1]	14.57%	13.08%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,180,748	$1,178,146
Ratios to average net assets:
Ratio of expenses to average net assets[2]	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.96%	0.61%
Portfolio turnover rate[3]	42%	32%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.15%	1.04%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated based upon average shares outstanding.
[6]	Formerly named the Institutional Class.

30	401(k) Plan Funds Prospectus

Financial Highlights

Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$29.04	$36.38	$52.72

0.24	0.18[5]	0.15
6.57	(6.87)	(11.70)
6.81	(6.69)	(11.55)

(0.21)	(0.23)	(0.17)
0.00	(0.42)	(4.62)
(0.21)	(0.65)	(4.79)
$35.64	$29.04	$36.38
23.55%	(18.86)%	(23.95)%

$1,152,692	$1,014,998	$1,398,810

1.00%	1.00%	1.00%
0.67%	0.47%	0.38%
32%	30%	34%
1.17%	1.14%	1.07%

401(k) Plan Funds Prospectus	31

Diversified Small Cap Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Christian L. Chan, CFA; Andrew Owen, CFA

Investment Objective

The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to minimize the volatility and risk of investing in small-capitalization equity securities. “Style” means either an approach to selecting investments, or a type of investment that is selected for a portfolio.

We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 3 master portfolios.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index. As of September 30, 2005, this range was $2 million to $3.6 billion and is expected to change frequently. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Small Cap Index Portfolio	33.33%
Small Company Growth Portfolio	33.33%
Small Company Value Portfolio[1]	33.34%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

32	401(k) Plan Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 68 for the objective and principal strategies of each portfolio.

Master Portfolio	Sub-Adviser
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

401(k) Plan Funds Prospectus	33

Diversified Small Cap Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON DECEMBER 31, 1997

For the period ended:	Sept. 30, 2005	Sept. 30, 2004
Net asset value, beginning of period	$13.41	$11.32
Income from investment operations:
Net investment income (loss)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	2.63	2.21
Total from investment operations	2.61	2.17
Less distributions:
Distributions from net investment income	0.00	0.00
Distributions from net realized gain	(1.05)	(0.08)
Total distributions	(1.05)	(0.08)
Net asset value, end of period	$14.97	$13.41
Total return[1]	20.09%	19.23%
Ratios/supplemental data:
Net assets, end of period (000s)	$564,318	$441,080
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.19%	1.20%
Ratio of net investment income (loss) to average net assets	(0.17)%	(0.33)%
Portfolio turnover rate[4]	75%	75%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.26%	1.21%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	Formerly named the Institutional Class.

34	401(k) Plan Funds Prospectus

Financial Highlights

Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$8.70	$9.18	$11.18

(0.01)	(0.02)	0.01
2.71	(0.34)	(1.34)
2.70	(0.36)	(1.33)

0.00	0.00	(0.01)
(0.08)	(0.12)	(0.66)
(0.08)	(0.12)	(0.67)
$11.32	$8.70	$9.18
31.32%	(4.17)%	(12.52)%

$285,650	$192,987	$138,795

1.17%	1.20%	1.20%
(0.13)%	(0.24)%	0.13%
84%	93%	113%
1.27%	1.38%	1.28%

401(k) Plan Funds Prospectus	35

Growth Balanced Fund

Portfolio Managers:    Thomas C. Biwer, CFA; Galen G. Blomster, CFA; Christian L. Chan, CFA; Jeffrey P. Mellas; Andrew Owen, CFA

Investment Objective

The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments.

The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. When market conditions are not “normal,” as determined by the model, the Fund’s target allocation may be as low as 20% in fixed-income securities, and those conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	65%	50–80%
Fixed Income Styles	35%	20–50%

36	401(k) Plan Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	65%
Large Cap Blend Style		16.25%
Index Portfolio			16.25%
Large Cap Value Style		16.25%
C&B Large Cap Value Portfolio			5.41%
Equity Income Portfolio			5.42%
Equity Value Portfolio			5.42%
Large Cap Growth Style		16.25%
Disciplined Growth Portfolio			3.25%
Large Cap Appreciation Portfolio			1.625%
Large Company Growth Portfolio			11.375%
Small Cap Style		6.5%
Small Cap Index Portfolio			2.17%
Small Company Growth Portfolio			2.165%
Small Company Value Portfolio[1]			2.165%
International Style		9.75%
International Core Portfolio			2.44%
International Growth Portfolio			2.43%
International Index Portfolio			2.44%
International Value Portfolio			2.44%
Diversified Bond Style	35%
Managed Fixed Income Portfolio			24.50%
Total Return Bond Portfolio			7.00%
Inflation-Protected Bond Portfolio			3.50%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

401(k) Plan Funds Prospectus	37

Growth Balanced Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 68 for the objective and principal strategies of each portfolio.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
Inflation-Protected Bond	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Managed Fixed Income	Galliard
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Strategic Small Cap Value	Wells Capital Management
Total Return Bond	Wells Capital Management

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

38	401(k) Plan Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[6] SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$28.41	$26.34	$22.65	$27.33	$32.91
Income from investment operations:
Net investment income (loss)	0.56	0.45[5]	0.35	0.44	0.57
Net realized and unrealized gain (loss) on investments	2.50	2.25	3.80	(3.65)	(3.43)
Total from investment operations	3.06	2.70	4.15	(3.21)	(2.86)
Less distributions:
Distributions from net investment income	(0.50)	(0.63)	(0.46)	(0.29)	(0.69)
Distributions from net realized gain	(0.21)	0.00	0.00	(1.18)	(2.03)
Total distributions	(0.71)	(0.63)	(0.46)	(1.47)	(2.72)
Net asset value, end of period	$30.76	$28.41	$26.34	$22.65	$27.33
Total return[1]	10.87%	10.31%	18.53%	(12.85)%	(9.59)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,848,078	$1,738,782	$1,415,216	$1,075,256	$1,164,850
Ratios to average net assets:
Ratio of expenses to average net assets[2]	0.95%	0.94%	0.94%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	1.84%	1.59%	1.69%	1.80%	2.16%
Portfolio turnover rate[3]	80%	51%	53%	48%	60%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.07%	0.95%	1.05%	1.05%	0.97%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated based on average shares outstanding.
[6]	Formerly named the Institutional Class.

401(k) Plan Funds Prospectus	39

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Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

In selecting securities for the Fund, we seek companies whose stock we believe is attractively valued and also exhibit strong fundamental characteristics, such as higher earnings and revenue growth, higher return on equity, and lower debt to capitalization. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

401(k) Plan Funds Prospectus	41

Large Company Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[6] SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004
Net asset value, beginning of period	$42.73	$41.67
Income from investment operations:
Net investment income (loss)	0.21	(0.16)[5]
Net realized and unrealized gain (loss) on investments	4.37	1.22
Total from investment operations	4.58	1.06
Less distributions:
Distributions from net investment income	(0.07)	0.00
Distributions from net realized gain	0.00	0.00
Distributions in excess of realized gain	0.00	0.00
Total distributions	(0.07)	0.00
Net asset value, end of period	$47.24	$42.73
Total return[1]	10.73%	2.57%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,850,677	$1,975,616
Ratios to average net assets:
Ratio of expenses to average net assets[2]	0.95%	0.94%
Ratio of net investment income (loss) to average net assets	0.46%	(0.35)%
Portfolio turnover rate[3]	18%	14%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.01%	0.95%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated based upon average shares outstanding.
[6]	Formerly named the Institutional Class.

42	401(k) Plan Funds Prospectus

Financial Highlights

Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$32.65	$42.06	$70.71

(0.16)	(0.21)	(0.24)
9.18	(9.20)	(27.53)
9.02	(9.41)	(27.77)

0.00	0.00	0.00
0.00	0.00	(0.84)
0.00	0.00	(0.04)
0.00	0.00	(0.88)
$41.67	$32.65	$42.06
27.60%	(22.37)%	(39.73)%

$1,761,429	$1,038,491	$1,066,607

0.96%	1.00%	0.97%
(0.44)%	(0.56)%	(0.48)%
13%	18%	13%
1.05%	1.03%	0.97%

401(k) Plan Funds Prospectus	43

Moderate Balanced Fund

Portfolio Managers:	Thomas C. Biwer, CFA; Galen G. Blomster, CFA; Christian L. Chan, CFA; Jeffrey P. Mellas; Andrew Owen, CFA

Investment Objective

The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 19 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	40%	30–50%
Fixed Income Styles	60%	50–70%

44	401(k) Plan Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	60%
Managed Fixed Income Portfolio			31.50%
Stable Income Portfolio			15.00%
Total Return Bond Portfolio			9.00%
Inflation-Protected Bond Portfolio			4.50%
Diversified Equity Style	40%
Large Cap Blend Style		10%
Index Portfolio			10.00%
Large Cap Value Style		10%
C&B Large Cap Value Portfolio			3.33%
Equity Income Portfolio			3.34%
Equity Value Portfolio			3.33%
Large Cap Growth Style		10%
Disciplined Growth Portfolio			2.00%
Large Cap Appreciation Portfolio			1.00%
Large Company Growth Portfolio			7.00%
Small Cap Style		4%
Small Cap Index Portfolio			1.34%
Small Company Growth Portfolio			1.33%
Small Company Value Portfolio[1]			1.33%
International Style		6%
International Core Portfolio			1.50%
International Growth Portfolio			1.50%
International Index Portfolio			1.50%
International Value Portfolio			1.50%
TOTAL FUND ASSETS	100%
[1]	A new master portfolio, the Strategic Small Cap Value Portfolio, will commence operations during the first quarter of 2006. At that time, the Adviser will re-allocate approximately 25% of the Fund’s current allocation in the Small Company Value Portfolio to the Strategic Small Cap Value Portfolio. Additional reallocations may occur throughout the year.

401(k) Plan Funds Prospectus	45

Moderate Balanced Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 68 for the objective and principal strategies of these portfolios.

Master Portfolio	Sub-Adviser
C&B Large Cap Value	Cooke & Bieler
Disciplined Growth	Smith Group
Equity Income	Wells Capital Management
Equity Value	Systematic
Index	Wells Capital Management
Inflation-Protected Bond	Wells Capital Management
International Core	New Star
International Growth	Artisan
International Index	SSgA
International Value	LSV
Large Cap Appreciation	Cadence
Large Company Growth	Peregrine
Managed Fixed Income	Galliard
Small Cap Index	Wells Capital Management
Small Company Growth	Peregrine
Small Company Value	Peregrine
Stable Income	Galliard
Strategic Small Cap Value	Wells Capital Management
Total Return Bond	Wells Capital Management

Important Risk Factors

The Fund is primarily subject to the “Debt Securities”, “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the ”Additional Strategies and General Investment Risks” section beginning on page 51. These considerations are all important to your investment choice.

46	401(k) Plan Funds Prospectus

Moderate Balanced Fund	Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$21.76	$21.09	$19.47	$22.29	$24.83
Income from investment operations:
Net investment income (loss)	0.52	0.42	0.44	0.56	0.76
Net realized and unrealized gain (loss) on investments	1.10	1.10	2.02	(1.80)	(1.17)
Total from investment operations	1.62	1.52	2.46	(1.24)	(0.41)
Less distributions:
Distributions from net investment income	(0.41)	(0.64)	(0.64)	(0.54)	(0.87)
Distributions from net realized gain	(0.65)	(0.21)	(0.20)	(1.04)	(1.26)
Total distributions	(1.06)	(0.85)	(0.84)	(1.58)	(2.13)
Net asset value, end of period	$22.32	$21.76	$21.09	$19.47	$22.29
Total return[1]	7.57%	7.28%	12.99%	(6.35)%	(1.98)%
Ratios/supplemental data:
Net assets, end of period (000s)	$557,564	$544,698	$512,460	$459,248	$519,931
Ratios to average net assets:
Ratio of expenses to average net assets[2]	0.90%	0.90%	0.89%	0.88%	0.88%
Ratio of net investment income (loss) to average net asset	2.34%	1.97%	2.25%	2.55%	3.37%
Portfolio turnover rate[3]	91%	62%	64%	61%	69%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses [2,4]	1.04%	0.92%	1.03%	1.02%	0.93%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Formerly named the Institutional Class.

401(k) Plan Funds Prospectus	47

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in a Fund’s NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Funds themselves.

48	401(k) Plan Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

401(k) Plan Funds Prospectus	49

Additional Strategies and General Investment Risks

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

50	401(k) Plan Funds Prospectus

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

		AGGRESSIVE ALLOCATION	CONSERVATIVE ALLOCATION	DIVERSIFIED EQUITY	DIVERSIFIED SMALL CAP	GROWTH BALANCED	LARGE COMPANY GROWTH	MODERATE BALANCED

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●

Emerging Markets

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment Regulatory, Liquidity and Currency Risk	●		●		●		●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●			●		●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, Foreign Investment, Regulatory foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk	●				●		●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●		●	●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●			●		●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●	●	●

Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems.

	Credit Risk		●

401(k) Plan Funds Prospectus	51

Additional Strategies and General Investment Risks

		AGGRESSIVE ALLOCATION	CONSERVATIVE ALLOCATION	DIVERSIFIED EQUITY	DIVERSIFIED SMALL CAP	GROWTH BALANCED	LARGE COMPANY GROWTH	MODERATE BALANCED

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase return on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●

Mortgage- and Asset-Backed Securities

Securities consisting of undivided fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.

	Interest Rate, Credit and Prepayment/Extension Risk	●	●			●		●

Options

The right to buy or sell a security based on an agreed upon price at a specified time. Types of options Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk	●	●	●		●		●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●		●	●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk		●			●

52	401(k) Plan Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents

Manages the Fund’s business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

401(k) Plan Funds Prospectus	53

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in this table, the fees shown for the gateway Funds include fees allocated from the master portfolio(s) in which each Fund invests. A discussion regarding the basis for the Board approving the investment advisory and sub-advisory agreements of each Fund is available in the Fund’s annual report for the fiscal year ended September 30, 2005. As of September 30, 2005, Funds Management managed over $104.5 billion in assets.

Each Fund in this Prospectus, except the Large Company Growth Fund, is a gateway fund that invests in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Large Company Growth Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current fee structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

54	401(k) Plan Funds Prospectus

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds, and in this capacity is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management also sub-advises the Index, Equity Income, Inflation-Protected Bond, Small Cap Index, Strategic Small Cap Value Index, and Total Return Bond Portfolios in which the gateway funds invest a portion of their assets and, in this capacity, is responsible for the day-to-day investment management of these portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2005, Wells Capital Management managed assets aggregating in excess of $165 billion.

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, a Milwaukee-based registered investment adviser is the sub-adviser for the International Growth Portfolio. In this capacity, it is responsible for the day-to-day management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and other public retirement plans. As of September 30, 2005, Artisan managed over $43.2 billion in assets.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the investment sub-adviser for the C&B Large Cap Value Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. As of September 30, 2005, Cooke & Bieler managed over $7.5 billion in assets.

Cadence Capital Management LLC (“Cadence”), located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2005, Cadence managed approximately $6.7 billion in assets.

Galliard Capital Management, Inc. (“Galliard”), a wholly owned subsidiary of Wells Fargo Bank National Association located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income and Managed Fixed Income Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2005, Galliard managed approximately $21.4 billion in assets.

LSV Asset Management (“LSV”), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the International Value Portfolio. In this capacity it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, LSV managed over $46.7 billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X7NE, England, is a London-based U.S.-registered investment adviser. New Star is the investment sub-adviser for the International Core Portfolio. In this capacity it is responsible for the day-to-day management of the portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of September 30, 2005, New Star managed over $12.3 billion in assets.

401(k) Plan Funds Prospectus	55

Organization and Management of the Funds

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2005, Peregrine managed approximately $12.1 billion in assets.

Smith Asset Management Group, L.P. (“Smith Group”), located at 100 Crescent Court, Suite 1150, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio and is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2005, Smith Group managed over $2.3 billion in assets.

SSgA Funds Management (“SSgA”), located at One Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio. In this capacity, SSgA is responsible for the day-to-day investment management activities of the Portfolio. SSgA is a registered investment adviser and currently provides advisory services only to registered investment management companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company. As of September 30, 2005, SSgA managed over $101.3 million in assets.

Systematic Financial Management L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the sub-investment adviser for the Equity Value Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2005, Systematic managed over $6.7 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Board and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

56	401(k) Plan Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

401(k) Plan Funds Prospectus	57

Your Account

Minimum Investments

Institutions are required to make a minimum initial investment of $1,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived or reduced for certain Institutions.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations

58	401(k) Plan Funds Prospectus

How to Buy Shares

of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

401(k) Plan Funds Prospectus	59

Your Account	How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption request would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

60	401(k) Plan Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investments.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

401(k) Plan Funds Prospectus	61

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

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Other Information

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds’ Statement of Additional Information and the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income and realized capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for further income tax considerations.

As long as you hold Fund shares through a tax-advantaged account, such as a 401(k) Plan, you will only be taxed on your investment through such account. Ordinarily, you will not be taxed if you sell or exchange Fund shares or receive distributions from the Fund until proceeds from the sale, exchange or distribution are distributed from the account to you. Please consult with your own tax adviser regarding the tax consequences to you of holding Fund shares through such an account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth,taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

401(k) Plan Funds Prospectus	63

Description of Master Portfolios

PORTFOLIO	OBJECTIVE

C&B Large Cap Value Portfolio	The Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal.

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Equity Value Portfolio	The Portfolio seeks long-term capital appreciation.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

Inflation-Protected Bond Portfolio	The Portfolio seeks total return while providing protection against inflation.

International Core Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation, over the long term by investing in equity securities of non-U.S. companies.

International Growth Portfolio	The Portfolio seeks long-term capital appreciation, by investing primarily in equity securities.

International Index Portfolio	The Portfolio seeks to match as closely as practicable the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (the “MSCI EAFE Index”).

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

64	401(k) Plan Funds Prospectus

PRINCIPAL STRATEGIES

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests principally in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 5 and 20 years.

The Portfolio invests principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

We invest principally in non-U.S. securities. We select securities for the Portfolio by using a bottom-up investment process to construct a diversified portfolio of international growth companies regardless of market capitalization.

Under normal circumstances, we invest principally in the securities comprising the MSCI EAFE Index. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and the Portfolio’s investment results, before expenses.

The Portfolio invests principally in non-U.S. Securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

We invest in common stocks of large U.S. companies selected on the basis of superior growth characteristics combined with reasonable valuation. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

401(k) Plan Funds Prospectus	65

Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Managed Fixed Income Portfolio	The Portfolio seeks long-term capital appreciation.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

Stable Income Portfolio	The Portfolio seeks stability of principal while providing lower volatility total return.

Strategic Small Cap Value	The Portfolio seeks long-term capital appreciation.

Total Return Bond Portfolio	The Portfolio seeks total return consisting of income and capital appreciation.

66	401(k) Plan Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio invests in short-term, investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

The Portfolio principally invests in securities of small-capitalization companies, which we define as companies whose market capitalizations are equal to or lower than the company with the largest capitalization in the Russell 2500™ Index. In making investment decisions for the Portfolio, we employ multiple investment strategies to identify securities that are undervalued in the marketplace.

The Portfolio invests in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

401(k) Plan Funds Prospectus	67

Portfolio Managers

The Portfolio Managers identified below in connection with the Large Company Growth Fund, manage the Portfolio that the Fund currently invests in, and not the Fund itself.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Thomas C. Biwer, CFA

Aggressive Allocation Fund since 2005

Conservative Allocation Fund since 2005

Diversified Equity Fund since 2005

Diversified Small Cap Fund since 2005

Growth Balanced Fund since 2005

Moderate Balanced Fund since 2005

Mr. Biwer has served as investment manager and portfolio strategist for the Wells Fargo (formerly Strong) Advisor service since 1999. Mr. Biwer has more than 23 years of investment industry experience. He earned his B.S. and M.B.A. degrees from the University of Illinois.

Galen G. Blomster, CFA

Aggressive Allocation Fund since 1997

Conservative Allocation Fund since 1989

Growth Balanced Fund since 1989

Moderate Balanced Fund since 1989

Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his B.S. degree in Dairy and Food Sciences from the University of Minnesota and his M.S. and Ph.D. degrees in Applied Economics from Purdue University.

Christian L. Chan, CFA

Aggressive Allocation Fund since 2005

Conservative Allocation Fund since 2005

Diversified Equity Fund since 2005

Diversified Small Cap Fund since 2005

Growth Balanced Fund since 2005

Moderate Balanced Fund since 2005

Mr. Chan has served as a Portfolio Manager for Funds Management since 2005, and as a member of the firm’s asset allocation team and investment team since 2002. Mr. Chan has more than 8 years of investment experience. Mr. Chan earned his B.A. degree in American Studies from University of California, Los Angeles.

John S. Dale, CFA

Large Company Growth Fund and its predecessor since 1983

Mr. Dale joined Peregrine in 1987 as a Senior Vice President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968, including serving as head of both the portfolio management group and equity strategy. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

68	401(k) Plan Funds Prospectus

Gregory T. Genung, CFA

Aggressive Allocation Fund since 2006

Conservative Allocation Fund since 2006

Growth Balanced Fund since 2006

Moderate Balanced Fund since 2006

Mr. Genung co-manages certain of the Wells Fargo Advantage index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader with Wells Fargo Institutional Brokerage, and its predecessor, Norwest Investment Services, Inc. since 1994 Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor’s degree in Finance and an Economics equivalency degree from the University of Minnesota, Duluth.

Jeffrey P. Mellas

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist, where he advised investors on his views of global economies, markets, and specific investment strategies. Mr. Mellas earned his B.A. degree in Economics from the University of Minnesota and his M.B.A. degree in Finance and International Business from New York University. He also completed the International Management Program at Hâute Etudes Commerçiales, Paris, France and attended Université de Valery, Montpellier, France.

Gary E. Nussbaum, CFA

Large Company Growth Fund and its predecessor since 1990

Moderate Balanced Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

Andrew Owen, CFA

Aggressive Allocation Fund since 2005

Conservative Allocation Fund since 2005

Diversified Equity Fund since 2005

Diversified Small Cap Fund since 2005

Growth Balanced Fund since 2005

Moderate Balanced Fund since 2005

Mr. Owen has served as a Portfolio Manager for Funds Management since 2005, and has been a member of the asset allocation team and head of investments for Wells Fargo Funds Management since 1996. He has more than 17 years of finance and investment-related experience. Mr. Owen earned his M.B.A. degree from the University of Michigan.

401(k) Plan Funds Prospectus	69

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gains and/or return of capital made by a Fund on its shares.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

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Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

401(k) Plan Funds Prospectus	71

Glossary

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Portfolio Turnover Rate, Turnover Ratio

The percentage of securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000® Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization, publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market.

72	401(k) Plan Funds Prospectus

S&P Small Cap 600 Index

A market capitalization-weighted index that tracks the daily stock total return performance of an investable universe of domestic small-capitalization stocks listed on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

401(k) Plan Funds Prospectus	73

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778 Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS: STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus. ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled paper

© 2006 Wells Fargo Funds Management, LLC.

All rights reserved.

www.wellsfargo.com/advantagefunds

RT54613 02-06

026K401/P1310 (02/06)

ICA Reg. No. 811-09253

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND

WELLS FARGO ADVANTAGE BALANCED FUND

WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND

WELLS FARGO ADVANTAGE GROWTH BALANCED FUND

WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

Class A, Class B, Class C, Administrator Class and Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about six funds in the Wells Fargo Advantage Funds family of funds (each, a “Fund,” and collectively, the “Funds”) — the Wells Fargo Advantage Aggressive Allocation, Asset Allocation, Balanced, Conservative Allocation, Growth Balanced and Moderate Balanced Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Prior to the date of this SAI, the Administrator Class was named the Institutional Class.

Funds	A, B and/or C	Administrator	Investor

Aggressive Allocation Fund		•

Asset Allocation Fund	•	•

Balanced Fund			•

Conservative Allocation Fund		•

Growth Balanced Fund	•	•

Moderate Balanced Fund	•	•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (“Prospectuses”), dated February 1, 2006. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and report of independent registered public accounting firm for the year ended September 30, 2005, are hereby incorporated by reference to the Funds’ Annual Report. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the “Reorganization”). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

In August and September 2004, the Board of Directors of the Strong family of funds (“Strong”) and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

Except for the Balanced Fund, the Funds described in this SAI were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex. The Reorganization followed the merger of the advisers’ parent companies. The Balanced Fund described in this SAI was created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. (“SCM”), and the Wells Fargo Advantage FundsSM, advised by Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”) into a single mutual fund complex. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

The chart below indicates the predecessor Stagecoach, Norwest and Strong Funds that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Fund

Aggressive Allocation Fund	Norwest Aggressive Balanced-Equity Fund

Asset Allocation Fund	Stagecoach Asset Allocation Fund Stagecoach Balanced Fund

Balanced Fund	Strong Balanced Fund

Conservative Allocation Fund	Norwest Strategic Income Fund

Growth Balanced Fund	Norwest Growth Balanced Fund

Moderate Balanced Fund	Norwest Moderate Balanced Fund

The Aggressive Allocation Fund (formerly named the Strategic Growth Allocation Fund) commenced operations on November 8, 1999, as successor to the Norwest Aggressive Balanced-Equity Fund. The Norwest Aggressive Balanced-Equity Fund commenced operations on December 2, 1997. The Fund changed its name from Aggressive Balanced-Equity Fund to Strategic Growth Allocation Fund effective February 1, 2002. The Fund changed its name from the Strategic Growth Allocation Fund to the Aggressive Allocation Fund effective April 11, 2005.

The Asset Allocation Fund commenced operations on November 8, 1999, as successor to the Asset Allocation and Balanced Funds of Stagecoach. The predecessor Stagecoach Asset Allocation Fund, which is considered to be the surviving entity for accounting purposes, commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs, which commenced operations on November 13, 1986.

The Balanced Fund commenced operations on April 11, 2005, as successor to the Strong Balanced Fund. The predecessor Strong Balanced Fund commenced operations on December 30, 1981. The predecessor Fund changed its name from the Strong Asset Allocation Fund to the Strong Balanced Fund effective June 23, 2000.

The Conservative Allocation Fund (formerly named the Strategic Income Fund) commenced operations on November 8, 1999, as successor to the Norwest Strategic Income Fund. The predecessor Norwest Strategic Income Fund commenced operations on April 30, 1989. The Fund changed its name from the Strategic Income Fund to the Conservative Allocation Fund effective April 11, 2005.

The Growth Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Growth Balanced Fund. The predecessor Norwest Growth Balanced Fund commenced operations on April 30, 1989.

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The Moderate Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Moderate Balanced Fund. The predecessor Norwest Moderate Balanced Fund commenced operations on April 30, 1989.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that (iv) the Asset Allocation Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (v) the Asset Allocation Fund reserves the right to concentrate in obligations of domestic banks (to the extent permitted by the U.S. Securities and Exchange Commission (the “SEC”) or its staff and as such term is interpreted by the SEC or its staff);

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust or at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that

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its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Some of the Funds described in this SAI are gateway blended Funds that invest in two or more master portfolios of Wells Fargo Master Trust (“Master Trust”). References to the activities of a gateway blended Fund are understood to refer to the investments of the master portfolios in which the gateway blended Fund invests. Not all of the Funds participate in all of the investment practices below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

Certain Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of

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undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that

4

involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

Certain Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates,

5

indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Fund often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself.

In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the SEC rules limiting the use of leverage.

Dollar Roll Transactions

Certain Funds may enter into “dollar roll” transactions wherein the Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

Certain Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

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Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

Certain Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the

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creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

Certain Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Certain Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Certain Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Certain Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs, or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such

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transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

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The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to

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stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of their investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides

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for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

High Yield/Lower-Rated Debt Securities

Certain Funds may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Interest Rate Protection Transactions

To manage its exposure to different types of investments, the Funds may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate “caps,” “floors” and “collars.” In a typical interest-rate

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swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

A Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Mortgage-Related Securities

Certain Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans

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that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

Collateralized Mortgage Obligations (“CMOs”). The Funds may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). The Funds may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Funds may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. The Funds also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with each Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the Funds’ yields. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Funds to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of each Fund’s shares may fluctuate to the

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extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Fund’s policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than

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seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the littlest of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

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Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Stripped Securities

Certain Funds may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBS”), and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities certain Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

The Funds may purchase participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

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Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s and S&P are more fully described in the Appendix.

U.S. Government Obligations

Certain Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

Each Fund may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation. The ratings of Moody’s and S&P are more fully described in the Appendix.

Additional Information about the S&P 500 Index

The Trust (the “Licensee”) has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the “Products”).

The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500

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Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 139 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 63	Trustee, since 1987	Associate Professor of Finance, Wake Forest University, Calloway School of Business and Accountancy.	N/A

Peter G. Gordon, 63	Trustee, since 1998; (Chairman, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 72	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	N/A

Olivia Mitchell, 52	Trustee, since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

Timothy J. Penny, 54	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 65	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 61	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 46	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 37	Treasurer, since 2003	Senior Vice President of Wells Fargo Bank, N.A. and Senior Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000.	N/A

C. David Messman, 45	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. and Senior Vice President and Secretary of Wells Fargo Funds Management, LLC. Vice President and Senior Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the Independent Trustees are also members of the Trust’s Governance Committee and Audit Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met once during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a

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separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2005, the Trustees received the following compensation:

Compensation Table

Year Ended September 30, 2005

	Interested Trustees		Independent Trustees*
Fund Name	Robert C. Brown**	J. Tucker Morse	Peter G. Gordon	Richard M. Leach	Thomas S. Goho	Timothy J. Penny	Donald C. Willeke
Aggressive Allocation Fund	$583	$856	$1,008	$856	$856	$856	$856

Asset Allocation Fund	$583	$856	$1,008	$856	$856	$856	$856

Balanced Fund	$583	$856	$1,008	$856	$856	$856	$856

Conservative Allocation Fund	$583	$856	$1,008	$856	$856	$856	$856

Growth Balanced Fund	$583	$856	$1,008	$856	$856	$856	$856

Moderate Balanced Fund	$583	$856	$1,008	$856	$856	$856	$856

Total Compensation from the Fund Complex***	$81,000	$119,000	$140,250	$119,000	$119,000	$119,000	$119,000

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

**	Retired as of April 5, 2005

***	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 139 funds).

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2005, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = and over $100,000.

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Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2005

	Dollar Range of Equity Securities in the Funds						Aggregate Dollar Range of Equity Securities of Fund Complex***
Trustee*	Aggressive Allocation	Asset Allocation	Balanced**	Conservative Allocation	Growth Balanced	Moderate Balanced
Independent Trustees
Thomas S. Goho	0	C	0	0	0	0	D

Peter G. Gordon	0	0	0	0	0	0	D

Richard M. Leach	0	0	0	0	0	0	D

Timothy J. Penny	0	0	0	0	C	0	D

Donald C. Willeke	0	0	0	0	0	0	D
Interested Trustee

J. Tucker Morse	0	0	0	0	0	0	D

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

**	The Balanced Fund commenced operations on April 11, 2005.

***	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 139 funds).

Ownership of Securities of Certain Entities. None of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; and (ii) gateway blended Funds that invest in two or more master portfolios and have both active and dormant advisory arrangements at the gateway level.

As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

	Fee
Fund	Prior to 8/1/04	Effective 8/1/04
Asset Allocation	0.75%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %
Balanced Fund	N/A	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to stand-alone funds with a direct advisory relationship, the gateway blended Funds have entered into a “dormant” advisory arrangement with

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Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

Gateway Blended Funds	Advisory Fees (Maximum Asset Allocation Fees)	Master Level Dormant Advisory Fees*
Aggressive Allocation	0.25%	0.72%

Conservative Allocation	0.25%	0.52%

Growth Balanced	0.25%	0.65%

Moderate Balanced	0.25%	0.60%

*	Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

Advisory Fees Paid. For the fiscal year ends shown in the table below, the Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:

	Year Ended 9/30/05		Year Ended 9/30/04		Year Ended 9/30/03
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Aggressive Allocation Fund	$470,986	$224,624	$368,424	$29,219	$116,088	$137,270

Asset Allocation	$7,216,407	$930,240	$6,346,299	$2,210,868	$5,411,003	$3,237,067

Growth Balanced Fund	$5,005,483	$2,400,853	$4,307,414	$234,151	$1,451,156	$2,092,065

Moderate Balanced Fund	$1,410,106	$783,199	$1,263,813	$100,648	$543,827	$662,411

Conservative Allocation Fund	$1,108,103	$690,278	$793,957	$191,553	$314,685	$482,619

Former Strong Fund. As discussed in the “Historical Fund Information” section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolio of the Balanced Fund. For the period between January 1, 2005 and April 8, 2005 (the “Interim Period”), Funds Management served as the investment adviser to the predecessor portfolio of the Fund pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolio of the Fund. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows: a monthly fee at an annual rate of 0.60% on the first $35 million of assets and 0.55% on all assets thereafter of the predecessor portfolio’s average daily net assets. The table below shows the advisory fees paid by either the Fund or its predecessor portfolio. For the fiscal periods indicated below, the Fund or its predecessor portfolio paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

	Period Ended 9/30/05 Funds Management		Year Ended 12/31/04		Year Ended 12/31/03
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Balanced Fund	$681,562	$187,934	$897,602	$31,547	$1,200,958	$0

*	For the Interim Period, the predecessor portfolio of the Fund paid Funds Management $230,947 and waived $14,429] in advisory fees under an interim investment management agreement. The Fund paid Funds Management $450,615 and waived $173,505 in advisory fees after the Interim Period through September 30, 2005 under the current advisory agreement.

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General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, to serve as investment sub-adviser to the stand-alone Funds. Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, Wells Capital Management makes recommendations regarding the investment and reinvestment of the Funds’ assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the stand-alone Funds. Wells Capital Management also furnishes such additional reports and information as Funds Management and the Trust’s Board may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

For providing investment sub-advisory services to the stand-alone Funds, Wells Capital Management is entitled to receive monthly fees at the annual rates as described below of each Fund’s average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Sub-Adviser	Fee Effective Prior to 1/1/06			Fee Effective 1/1/06
Asset Allocation Fund	Wells Capital Management	$0-1B >$1B	0.15 0.10	% %	$0-100M $100-200M >$200M	0.15 0.125 0.10	% % %

Balanced Fund	Wells Capital Management	$0-1B >$1B	0.25 0.20	% %	$0-100M $100-200M >$200M	0.25 0.20 0.15	% % %

Former Strong Fund. As discussed in the “Historical Fund Information” section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolio of the Fund pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund’s average daily net assets.

Fund	Sub-Adviser	Fee
Balanced Fund	Wells Capital Management	$0-1B >$1B	0.25 0.20	% %

Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolio of the Fund.

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Investment Sub-Advisers - Master Portfolios

Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds. Funds Management has engaged Artisan Partners Limited Partnership (“Artisan”), SsgA Funds Management (“SsgA”), Cadence Capital Management, LLC (“Cadence”), Cooke & Bieler, L.P. (“C&B”), Galliard Capital Management, Inc. (“Galliard”), an affiliate of Funds Management, LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), an affiliate of Funds Management, Smith Asset Management Group (“Smith”), an affiliate of Funds Management, Systematic Financial Management, L.P. (“Systematic”) and Wells Capital Management to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended Funds invest, as listed in the chart below (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s and Master Trust’s Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the gateway blended Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust’s and Master Trust’s Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management, Galliard and Peregrine.

Similar to the “dormant” investment advisory arrangement with Funds Management, each gateway blended Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway blended Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund’s assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

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Master Portfolio	Sub-Adviser	Fee
C&B Large Cap Value Portfolio	C&B	$0-250M $250-500M $500-750M >$750M	0.45 0.40 0.35 0.30	% % % %

Disciplined Growth Portfolio	Smith	$0-200M $200-500M >$500M	0.30 0.20 0.15	% % %

Equity Value Portfolio	Systematic	$0-150M $150-350M $350-750M $750-1B >$1B	0.30 0.20 0.15 0.13 0.10	% % % % %

International Core Portfolio	New Star	$0-50M $50-550M >$550M	0.35 0.29 0.20	% % %

International Index Portfolio	SSga	$0-100M >$100M	0.08 0.06	% %

International Value Portfolio	LSV	$0-150M $150-500M $500-750M $750M-1B >$1B	0.35 0.40 0.35 0.325 0.30	% % % % %

Large Cap Appreciation Portfolio	Cadence	$0-250M $250-500M $500M-1B >$1B	0.30 0.20 0.15 0.10	% % % %

Large Company Growth Portfolio	Peregrine	$0-25M $25-50M $50-275M >$275M	0.75 .60 0.50 0.30	% % % %

Managed Fixed Income Portfolio*	Galliard	$0-500M $500M-1.5B >$1.5B	0.10 0.05 0.03	% % %

Small Company Growth Portfolio	Peregrine	$0-50M $50-180M $180-340M $340-685M $685-735M >$735M	0.90 0.75 0.65 0.50 0.52 0.55	% % % % % %

Small Company Value Portfolio	Peregrine	$0-175M >$175M	0.50 0.75	% %

Stable Income Portfolio*	Galliard	$0-500M $500M-1.5B >$1.5B	0.10 0.05 0.03	% % %

Strategic Small Cap Value Portfolio	Wells Capital Management	$0-200M >$200M	0.45 0.40	% %

*	Assets of the Managed Fixed Income Portfolio and Stable Income Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

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Master Portfolio	Sub-Adviser	Fee Effective Prior to 1/1/06		Fee Effective 1/1/06
Equity Income Portfolio	Wells Capital Management	$0-200M $200-400M >$400M	0.25% 0.20% 0.15%	$0-100M $100-200M $200-500M >$500M	0.35% 0.30% 0.20% 0.15%
Index Portfolio	Wells Capital Management	$0-200M >$200M	0.02% 0.01%	$0-100M $100-200M >$200M	0.05% 0.03% 0.02%
Inflation-Protected Bond Portfolio	Wells Capital Management	$0-400M $400-800M >$800M	0.15% 0.125% 0.10%	$0-100M $100-300M $300-500M >$500M	0.20% 0.175% 0.15% 0.10%
International Growth Portfolio	Artisan	All asset levels	0.70%	$0-250M >$250M	0.70% 0.50%
Small Cap Index Portfolio	Wells Capital Management	$0-200M >$200M	0.02% 0.01%	$0-100M $100-200M >$200M	0.05% 0.03% 0.02%
Total Return Bond Portfolio	Wells Capital Management	$0-400M $400-800M > $800M	0.15% 0.125% 0.10%	$0-100M $100-300M $300-500M >$500M	0.20% 0.175% 0.15% 0.10%

For providing investment sub-advisory services, including asset allocation services, to the Aggressive Allocation, Conservative Allocation, Growth Balanced, and Moderate Balanced Funds, Wells Capital Management also is entitled to receive an annual fee as a percentage of each Fund’s daily net assets as follows:

Fund	Fee
Aggressive Allocation Fund Conservative Allocation Fund Growth Balanced Fund Moderate Balanced Fund	$0-250M >$250M	0.10 0.05	% %

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Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of September 30, 2005, the most recent fiscal year end for the Funds managed by the portfolio manager listed below. These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds on a day-to-day basis as follows:

Fund	Sub-Adviser	Portfolio Managers

Aggressive Allocation Fund Conservative Allocation Fund Growth Balanced Fund Moderate Balanced Fund	Funds Management	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA

	Wells Capital Management	Galen G. Blomster, CFA Gregory T. Genung, CFA Jeffrey P. Mellas

Asset Allocation Fund	Wells Capital Management	Galen G. Blomster, CFA Gregory T. Genung, CFA Jeffrey P. Mellas

Balanced Fund	Wells Capital Management	Gary J. Dunn, CFA W. Frank Koster David L. Roberts, CFA

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Funds Management
Thomas C. Biwer, CFA	0	$0	0	$0	4	$2M
Christian L. Chan, CFA	0	$0	0	$0	0	$0
Andrew Owen, CFA	0	$0	0	$0	1	$60K
Wells Capital Management
Galen G. Blomster, CFA	6	$790M	1	$640M	8	$43B
Gary J. Dunn, CFA	0	$0	3	$346M	27	$628M
Gregory T. Genung, CFA	0	$0	2	$205M	1	$230M
Jeffrey P. Mellas	6	$790M	1	$640M	8	$4B
W. Frank Koster	2	$1B	3	$946M	46	$2B
David L. Roberts, CFA	0	$0	3	$346M	27	$628M

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

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The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts:

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Funds Management
Thomas C. Biwer, CFA	0	$0	0	$0	0	$0
Christian L. Chan, CFA	0	$0	0	$0	0	$0
Andrew Owen, CFA	0	$0	0	$0	0	$0
Wells Capital Management
Galen G. Blomster, CFA	0	$0	0	$0	3	$753M
Gary J. Dunn, CFA	0	$0	0	$0	0	$0
Gregory T. Genung, CFA	0	$0	0	$0	0	$0
Jeffrey P. Mellas	0	$0	0	$0	3	$753M
W. Frank Koster	0	$0	0	$0	0	$0
David L. Roberts, CFA	0	$0	0	$0	0	$0

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Funds Management and Wells Capital Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, Funds Management and Wells Capital Management minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, Funds Management and Wells Capital Management have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

Funds Management. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds. Because of the nature of their management, they have not experienced material conflicts of interests in managing multiple accounts.

Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated using the following compensation structures:

Funds Management Compensation. The Portfolio Managers were compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations vary depending to some extent on fund performance and on discretionary subjective criteria.

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Wells Capital Management Compensation. Wells Capital Management’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Manager	Benchmark

Galen G. Blomster, CFA	Tactical Equity Allocation Composite Benchmark*

Gary J. Dunn, CFA	Russell 1000 Value Index Lipper Equity Income Funds Average

Gregory T. Genung, CFA	Tactical Equity Allocation Composite Benchmark*

Jeffrey P. Mellas	Tactical Equity Allocation Composite Benchmark*

W. Frank Koster	Lehman Brothers U.S. Aggregate Bond Index

David L. Roberts, CFA	Russell 1000 Value Index Lipper Equity Income Funds Average

*	The Tactical Equity Allocation Composite Benchmark (“TEA”) is an internal benchmark consisting of 24.5% large cap value, 24.5% large cap growth, 21% small cap, and 30% international equities. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively managed funds, both by Wells Fargo Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolio, which has different sector weightings as a result of the TEA model (e.g. more international equities, less large cap growth). Then, by comparing the shifted results vs. the “unshifted” neutral benchmark, the value added by TEA is determined.

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Beneficial Ownership in the Funds. The table below shows for each Portfolio Manager the amount of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

— = Not Applicable

0 = $0

A = $1 - $10,000

B = $10,001 - $50,000

C = $50,001 - $100,000

D = $100,001 - $500,000

E = $500,001 - $1,000,000

F = over $1,000,000

Beneficial Equity Ownership in the Funds

Portfolio Manager	Aggressive Allocation Fund	Asset Allocation Fund	Balanced Fund	Conservative Allocation Fund	Growth Balanced Fund	Moderate Balanced Fund
Funds Management
Thomas C. Biwer, CFA	0	—	—	0	0	0
Christian L. Chan, CFA	0	—	—	0	0	0
Andrew Owen, CFA	0	0	0	0	0	0

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Portfolio Manager	Aggressive Allocation Fund	Asset Allocation Fund	Balanced Fund	Conservative Allocation Fund	Growth Balanced Fund	Moderate Balanced Fund
Wells Capital Management
Galen G. Blomster, CFA	0	0	—	D	E	C
Gary J. Dunn, CFA	—	—	0	—	—	—
Gregory T. Genung, CFA	0	0	—	0	0	0
Jeffrey P. Mellas	0	A	—	0	0	0
W. Frank Koster	—	—	0	—	—	—
David L. Roberts, CFA	—	—	0	—	—	—

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee
Prior to 8/1/04
Class A, Class B and Class C Shares	0.33%
Administrator Class Shares	0.25%
Investor Class Shares	N/A

Fees Effective 8/1/04

Share Class	Fund-Level Admin. Fee* (% of Average Daily Net Assets)			Class-Level Admin. Fee (% of Average Daily Net Assets)	Total Admin. Fee (% of Average Daily Net Assets)
Class A, Class B, Class C	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.28%	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.33 0.32 0.31	% % %

Administrator Class	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.10%	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.15 0.14 0.13	% % %

Investor Class	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.50 0.49 0.48	% % %	NA	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.50 0.49 0.48	% % %

*	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based rate to a combination of a fixed class-based rate and a Fund-based rate that is subject to breakpoints in asset levels of a Fund.

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Administrative Fees Paid. For the fiscal year ends shown in the table below, the Funds listed below paid the following administrative fees to Funds Management:

Fund	Year Ended 9/30/04 Funds Mgmt	Year Ended 9/30/04 Funds Mgmt	Year Ended 9/30/03 Funds Mgmt
Aggressive Allocation (Fund Level)	$94,197	$79,529	$231,162
Administrator Class	$284,010	$318,114	*
Asset Allocation (Fund Level)	$587,482	$587,080	$4,352,654
Class A	$2,580,249	$2,438,967	*
Class B	$509,504	$703,215	*
Class C	$93,829	$81,192	*
Administrator Class	$57,935	$45,912	*
Conservative Allocation (Fund Level)	$221,621	$197,102	$780,813
Administrator Class	$669,736	$788,408	*
Growth Balanced (Fund Level)	$1,001,096	$908,313	$3,414,310
Class A	$163,393	$148,461	*
Class B	$250,875	$254,366	*
Class C	$55,632	$75,014	*
Administrator Class	$2,785,842	$3,291,938	*
Moderate Balanced (Fund Level)	$282,021	$272,892	$1,201,095
Class A	$10,924	$2,471	*
Class B	$8,021	$1,979	*
Class C	$2,937	$773	*
Administrator Class	$846,529	$1,087,838	*

*	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based rate to a combination of a fixed class-based rate and a Fund-based rate that is subject to breakpoints in asset levels of a Fund.

Former Strong Fund. As discussed in the “Historical Fund Information” section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. (“SIS”) served as the administrator to the predecessor portfolio of the Balanced Fund and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.30% of the predecessor portfolio’s average daily net assets attributable to its Investor Class shares. The table below shows the administration fees paid by either the Fund or its predecessor portfolio for the indicated fiscal periods to the respective administrator shown below:

Fund	4/9/05 –9/30/05 Funds Mgmt	1/1/05 –4/8/05 Funds Mgmt	Year Ended 12/31/04 SIS	Year Ended 12/31/03 SIS	Year Ended 12/31/02 SIS
Balanced
Investor Class	$381,650	$219,671	$499,715	$650,632	$746,308

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Distributor

Wells Fargo Funds Distributor, LLC (the “Distributor”), located at 525 Market Street, San Francisco, California 94105, serves as the distributor for the Funds. Prior to April 11, 2005, Stephens Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds, except the Balanced Fund.

The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for such shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds paid Stephens, and pays the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

DISTRIBUTION FEES

The Tables below show the distribution-related expenses paid to the respective distributor of the Funds for the last fiscal year ended September 30, 2005.

For the period April 11, 2005 through September 30, 2005, the Funds paid Funds Distributor the following fees for distribution-related services:

Fund	Total	Advertising	Printing &, Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other*
Asset Allocation
Class B	$586,195	0	0	0	0	$586,195
Class C	$151,089	0	0	$125,310	$25,779	0
Growth Balanced
Class B	$304,850	0	0	0	0	$307,850
Class C	$67,254	0	0	$63,549	3,705	0
Moderate Balanced
Class B	$10,869	0	0	0	0	$10,869
Class C	$4,165	0	0	$3,857	308	0

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For the period October 1, 2004 through April 10, 2005, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution-related expenses:

DISTRIBUTION FEES

Fund	Total	Advertising	Printing &, Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other*
Asset Allocation
Class B	737,415					737,415
Class C	93,887			93,887	0	0
Growth Balanced
Class B	342,679					342,679
Class C	77,047			77,047	0	0
Moderate Balanced
Class B	9,851					9,851
Class C	3,414			3,414	0	0

*	The Distributor has entered, and Stephens previously entered, into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously, assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

Former Strong Fund. As discussed in the “Historical Fund Information” section, the Balanced Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, Strong Investments, Inc. (“SII”) served as the distributor to the predecessor portfolio of the Fund. Investor Class shares of the predecessor portfolio paid up to 0.25% per year of each class’ average daily net assets to SII or others. The table below shows the distribution fees paid by the predecessor portfolio of the Balanced Fund to SII from January 1, 2005 to April 10, 2005.

	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Balanced Fund
Investor Class	0	0	0	0	0	0

The following table shows the distribution fees paid by the predecessor portfolio of the Fund to SII from January 1, 2004 to December 31, 2004.

Fund	Gross 12b-1 Fees	Absorptions	Compensation to Unaffiliated Broker- Dealers	12b-1 Fees Retained by the Distributor	Remaining 12b-1 Fees Used to Pay For 1) Advertising and 2) Printing and Mailing of Prospectuses to Other Than Current Shareholders
Balanced Fund
Investor Class	$520,856	$35,126	$87,652	$3,026	$640,608

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60

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days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined in Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund, of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

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Custodian

Wells Fargo Bank, located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as the custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the gateway blended Funds. The gateway blended Funds are not charged a custody fee at the gateway level provided that they invest in the master portfolios of Master Trust.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset- Based Fees
$0-85B	0.0051%
>$85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund (gateway or stand-alone) and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, a monthly multiple class fee per Fund of $500 per class beyond the first class of shares, and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent.

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions.

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds (except the Balanced Fund) on a continuous basis. For the Funds’ (except the Balanced Fund’s) past three fiscal years, the aggregate dollar amount of underwriting commissions paid to Stephens and the amounts retained by Stephens was as follows:

Period from 4/11/05 to Funds Distributor		Period from 10/01/04 to 4/10/05 to Stephens		Year Ended 9/30/04		Year Ended 9/30/03
Paid	Retained	Paid	Retained	Paid	Retained	Paid	Retained
$286,555	$41,894	$325,142	$51,192	$1,025,521	$200,505	$532,935	$105,628

Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolio of the Balanced Fund. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII were as follows:

1/1/05 – 4/10/05
Paid	Retained
$ 0	$0

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Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. Each Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In addition, each Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

The dealer reallowance for Class A shares is as follows:

Amount of purchase	Front-end sales charge as % of public offering price	Front-end sales charge as % of net amount invested	Dealer reallowance as % of public offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

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Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Waiver of Minimum Initial Investment Amount for Investor Class shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

•	Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

•	Family members of any of the above.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (“IRA”), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors’ Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Additional Investors Eligible to Purchase Administrator Class Shares of the Aggressive Allocation Fund and Conservative Allocation Fund:

•	Shareholders who receive assets from a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee that were invested in the Administrator Class of the Aggressive Allocation Fund or Conservative Allocation Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

•	Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Aggressive Allocation Fund or Conservative Allocation Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, a Fund’s Sub-Adviser is responsible for the Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the

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general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated brokers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders.

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The tables below show the Funds’ portfolio turnover rates for the last two fiscal periods:

Fund	September 30, 2005	December 31, 2004	September 30, 2004
Aggressive Allocation Fund	64%	N/A	42%
Asset Allocation	6%	N/A	4%
Conservative Allocation Fund	102%	N/A	72%
Growth Balanced Fund	80%	N/A	51%
Moderate Balanced Fund	91%	N/A	62%
Balanced Fund	87%*	148%	N/A

*	For the nine-month period ended September 30, 2005.

The portfolio turnover rate for the Balanced Fund varied significantly over the past two fiscal years. The variation in the rate was primarily due to market volatility.

Brokerage Commissions. For the fiscal years indicated below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03
Asset Allocation	$40,117	$24,066	$39,025

Former Strong Fund. For the fiscal periods listed below , the predecessor portfolio of the Fund listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	Period Ended 9/30/05	Year Ended 12/31/04*	Year Ended 12/31/03
Balanced Fund**	$0	$457,192	$931,193

The significant decrease in brokerage commissions between the 2004 and 2003 fiscal years is due to reduced trading strategy implemented by the Portfolio Managers as well as decrease in Fund’s assets.

**	The Fund commenced operations on April 11, 2005, no brokerage commissions were reported.

For the past three fiscal years ended September 30, the gateway blended Funds’ Sub-Advisers did not direct brokerage transactions to a broker for research services.

Securities of Regular Broker-Dealers. As of September 30, 2005, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

Fund	Broker-Dealer	Amount
Asset Allocation	Merrill Lynch & Company Incorporated	$3,433,000
	Lehman Brothers Holdings, Inc.	$1,915,000
	Goldman Sachs & Co.	$3,415,000
	JP Morgan Chase & Co.	$7,200,000
	Banc of America Securities, LLC	$10,218,000
	Citigroup Incorporated	$14,217,000
	Bear Stearns & Co., Inc.	$746,000
	Wells Fargo & Company	$5,972,000
	Morgan Stanley	$3,539,000

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Fund	Broker-Dealer	Amount
Balanced Fund	Citigroup Global Markets Inc.	$3,213,000
	Goldman Sachs & Co.	$275,000
	J.P. Morgan Chase & Co.	$5,329,000
	Morgan Stanley	$12,748,000
	Banc of America Securities, LLC	$2,935,000
	Merrill Lynch & Company Incorporated	$198,000

FUND EXPENSES

From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent registered public accounting firm, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the Funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal

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tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund, even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and distributions from the Fund’s current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to

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shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carry forwards
Aggressive Allocation Fund	2011	$673,670

Former Strong Fund. As of December 31, 2004, the predecessor portfolio of the Fund listed below had carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carry forwards
Balanced Fund	2010	$8,169,457

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and net capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Investment through Master Portfolios. Some of the Funds seek to continue to qualify as RICs by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and U.S. Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, realized gains or losses on the sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

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If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

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The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed U.S. Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. All distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a federal income tax return. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

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Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated federal income tax rate applicable to applicable to individuals is 35% for ordinary income; (ii) an 15% for net capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced

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by the amounts required to be withheld. The shareholder may credit amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations if the corporate shareholder would qualify for such deduction if the Fund were not a RIC. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain. Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

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If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

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In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS.

The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Variable Trust (“Variable Trust”) (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds’ Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

A.	Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

B.	Top Ten Holdings. Top ten holdings information for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis.

C.	Fund of Funds Structure.

1.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds’ Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

2.	A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ Web site simultaneous with the change.

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Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to portfolio holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be

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disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

CAPITAL STOCK

The Funds are six of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectuses and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

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Set forth below, as of January 6, 2006, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF JANUARY 6, 2006

Fund	Name and Address	Type of Ownership	Percentage of Class
Aggressive Allocation Fund

Administrator Class	Wells Fargo Bank NA, FBO Aggressive Balanced Equity Fd (I) Distribution Option Attn: Mutual Fund Operations Po Box 1533 Minneapolis MN 55480-1533	Record	84.65%

	American Express Trust Company 50534 AXP Financial Ctr. Minneapolis MN 55474-0505	Record	14.45%

Asset Allocation Fund

Class A	N/A	N/A	N/A

Class B	N/A	N/A	N/A

Class C	Asset Allocation Fund - C MLPF&S For The Sole Benefit Of Its Customers Attn Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	Record	7.83%

Administrator Class	Wells Fargo Bank NA, FBO Stagecoach Balanced Fd ClI Attn: Mutual Fund Ops Po Box 1533 Minneapolis MN 55480-1533	Record	95.61%

Balanced Fund*

Investor Class	N/A	N/A	N/A %

Conservative Allocation Fund

Administrator Class	Wells Fargo Bank NA, FBO Strategic Income I C/O Mutual Fund Processing Po Box 1450 NW 8477 Minneapolis MN 55485-1450	Record	64.52%

	American Express Trust Company 50534 AXP Financial Ctr. Minneapolis MN 55474-0505	Record	33.93%

Growth Balanced Fund

Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco CA 94104-4122	Record	5.38%

	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	Record	5.46%

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Fund	Name and Address	Type of Ownership	Percentage of Class

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	Record	6.22%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	Record	5.93%

Administrator Class	Wells Fargo Bank NA FBO Growth Balanced Fund I Attn: Mutual Fund Ops Po Box 1533 Minneapolis MN 55480-1533	Record	77.77%

	Bank of New York Customers FBO Savings Plan for Employees and Partners of PricewaterhouseCoopers LLP 1 Wall St 12th Floor New York NY 10286-0001	Record	9.82%

Moderate Balanced Fund

Class A	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record	10.89%

	American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	Record	7.09%

	Wells Fargo Bank NA FBO Wells Fargo Health Savings Acct PO Box 1533 Minneapolis, MN 55480-1533	Record	6.02%

Class B	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record	5.97%

Class C	Wells Fargo Investments LLC 625 Marquette Avenue South 13th Fl Minneapolis MN 55402-1916	Record	6.03%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record	5.68%

	Roger J Bunkers TOD Subject To BFDS TOD Rules 504 4th St Fulda MN 56131-9697	Record	5.19%

Administrator Class	Wells Fargo Bank NA FBO Moderate Balanced I Attn: Mutual Fund Ops Po Box 1533 Minneapolis MN 55480-1533	Record	97.33%

*	The Fund commenced operations on April 11, 2005 and Wells Fargo Funds Distributor, LLC owned all of the shares of the Fund prior to that date.

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For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The audited financial statements for the Funds for the fiscal year ended September 30, 2005 are hereby incorporated by reference to the Funds’ Annual Report.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND

WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND

WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND

WELLS FARGO ADVANTAGE EQUITY INCOME FUND

WELLS FARGO ADVANTAGE EQUITY VALUE FUND

WELLS FARGO ADVANTAGE GROWTH EQUITY FUND

WELLS FARGO ADVANTAGE INDEX FUND

WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND

Class A, Class B, Class C, Class D, Class Z, Administrator Class,

Institutional Class and Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about eleven funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage C&B Large Cap Value, Diversified Equity, Diversified Small Cap, Equity Income, Equity Value, Growth Equity, Index, Large Cap Appreciation, Large Company Growth, Small Company Growth and Small Company Value Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

Funds	A, B and/ or C	D	Z	Administrator	Institutional	Investor
C&B Large Cap Value Fund	•	•		•	•
Diversified Equity Fund	•			•
Diversified Small Cap Fund				•
Equity Income Fund	•			•
Equity Value Fund	•			•
Growth Equity Fund	•			•	•
Index Fund				•		•
Large Cap Appreciation Fund	•			•
Large Company Growth Fund	•		•	•	•
Small Company Growth Fund	•			•
Small Company Value Fund	•			•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses, (the “Prospectuses”) dated February 1, 2006. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and reports of independent registered public accounting firm for the year ended September 30, 2005, are hereby incorporated by reference to the Funds’ Annual Reports. The Prospectuses and Annual Reports may be obtained without charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

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HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On February 18, 2004, the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC Trust”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

The Funds described in this SAI, except for the Equity Value, Large Cap Appreciation and Small Company Value Funds, were created as either a part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex; or the reorganization of certain of the portfolios of AIC Trust into certain of the Funds of the Trust. The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies. The reorganization between AIC Trust and the Trust followed the Funds’ adviser entering into an agreement with the adviser to the predecessor portfolio of the C&B Large Cap Value Fund to “adopt”/support a reorganization of the predecessor portfolio with and into the C&B Large Cap Value Fund.

The chart below indicates the predecessor Norwest and AIC Trust funds, as applicable, that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
C&B Large Cap Value Fund	C&B Large Cap Value Portfolio
Diversified Equity Fund	Norwest Diversified Equity Fund
Diversified Small Cap Fund	Norwest Diversified Small Cap Fund
Equity Income Fund	Norwest Income Equity Fund
Equity Value Fund	N/A
Growth Equity Fund	Norwest Growth Equity Fund
Index Fund	Norwest Index Fund
Large Cap Appreciation Fund	N/A
Large Company Growth Fund	Norwest Large Company Growth Fund
Small Company Growth Fund	Norwest Small Company Growth Fund
Small Company Value Fund	N/A

The C&B Large Cap Value Fund commenced operations on July 26, 2004, as successor to the C&B Large Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.’s C&B Equity Portfolio, which commenced operations on May 15, 1990.

The Diversified Equity Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

The Diversified Small Cap Fund commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997. As of November 16, 2001, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

The Equity Income Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

The Equity Value Fund (formerly named the Large Cap Value Fund) commenced operations on August 29, 2003. The Fund changed its name from the Large Cap Value Fund to the Equity Value Fund effective April 11, 2005.

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The Growth Equity Fund commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

The Index Fund commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

The Large Cap Appreciation Fund commenced operations on August 31, 2001.

The Large Company Growth Fund commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

The Small Company Growth Fund commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

The Small Company Value Fund commenced operations on January 31, 2002. The Small Company Value Fund’s Master Portfolio incepted on June 1, 1997.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, and provided further that (viii) the Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

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(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to

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participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. The Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust (“Master Trust”) or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold

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on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Fund often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

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The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

Certain Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change

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daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian

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bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

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The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

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Below is a description of some of the types of options in which certain Funds may invest.

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund’s Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events

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may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of their investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending

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securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

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Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before

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the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may

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respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ((“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ((“FNMA”) notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

Additional Information about the S&P 500 Index

The Trust (the “Licensee”) has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the “Products”).

The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

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MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the Wells Fargo Advantage family of funds which consists of 139 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 63	Trustee, since 1987	Associate Professor of Finance, Wake Forest University, Calloway School of Business and Accountancy.	N/A

Peter G. Gordon, 63	Trustee, since 1998; (Chairman, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 72	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	N/A

Olivia Mitchell, 52	Trustee, since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

Timothy J. Penny, 54	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 65	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 61	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

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OFFICERS

Karla M. Rabusch, 46	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 37	Treasurer, since 2003	Senior Vice President of Wells Fargo Bank, N.A. and Senior Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000.	N/A

C. David Messman, 45	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. and Senior Vice President and Secretary of Wells Fargo Funds Management, LLC. Vice President and Senior Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.	N/A

[1]	Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the Independent Trustees are also members of the Trust’s Governance Committee and Audit Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary, and met twice during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer for the additional work and time devoted by the Chairpersons.

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The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2005, the Trustees received the following compensation:

Compensation Table

Year Ended September 30, 2005

	Interested Trustees		Independent Trustees*
Fund Name	Robert C. Brown**	J. Tucker Morse	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	Timothy J. Penny	Donald C. Willeke
C&B Large Cap Value	$583	$856	$856	$1,008	$856	$856	$856
Diversified Equity	$583	$856	$856	$1,008	$856	$856	$856
Diversified Small Cap	$583	$856	$856	$1,008	$856	$856	$856
Equity Income	$583	$856	$856	$1,008	$856	$856	$856
Equity Value	$583	$856	$856	$1,008	$856	$856	$856
Growth Equity	$583	$856	$856	$1,008	$856	$856	$856
Index	$583	$856	$856	$1,008	$856	$856	$856
Large Cap Appreciation	$583	$856	$856	$1,008	$856	$856	$856
Large Company Growth	$583	$856	$856	$1,008	$856	$856	$856
Small Company Growth	$583	$856	$856	$1,008	$856	$856	$856
Small Company Value	$583	$856	$856	$1,008	$856	$856	$856
Total Compensation from the Fund Complex***	$81,000	$119,000	$119,000	$140,250	$119,000	$119,000	$119,000

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

**	Retired as of April 5, 2005.

***	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 139 funds).

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2005, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2005

	Dollar Range of Equity Securities in the Funds											Aggregate Dollar Range of Equity Securities of Fund Complex**
Trustee*	C&B Large Cap Value	Diversified Equity	Diversified Small Cap	Equity Income	Growth Equity	Index	Large Cap Appreciation	Equity Value	Large Company Growth	Small Company Growth	Small Company Value
Independent Trustees
Thomas S. Goho	0	0	0	0	0	0	0	0	0	0	0	D
Peter G. Gordon	B	0	0	0	0	B	A	0	0	0	B	D
Richard M. Leach	0	0	0	C	0	0	0	0	0	0	0	D
Timothy J. Penny	0	0	0	A	0	C	0	0	0	0	0	D
Donald C. Willeke	0	0	0	0	0	B	0	0	0	0	0	D
Interested Trustee
J. Tucker Morse	0	0	0	0	0	0	0	0	0	0	0	D

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 139 funds).

Ownership of Securities of Certain Entities. None of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

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Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program’s assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund’s assets. In such an instance, Funds Management’s decision to make changes to or rebalance the program’s allocations may substantially impact the Fund’s performance.

The Funds operate under two types of advisory arrangements: (i) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have “dormant” advisory arrangements at the gateway level (except for the C&B Large Cap Value Fund and the Large Cap Appreciation Fund); and (ii) gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

As described in the first category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, each gateway feeder Fund, except for the C&B Large Cap Value Fund and the Large Cap Appreciation Fund, has a “dormant” advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund’s investment in various master portfolios. If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)
			Prior to 8/1/04	Effective 8/1/04
C&B Large Cap Value Fund	0.00%	N/A	N/A	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Equity Income	0.00%	0.25%	0.75%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Equity Value	0.00%	0.25%	0.75%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Index	0.00%	0.25%	0.15%	$0-999M $1-4.99B >$4.99B	0.10 0.075 0.05	% % %

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Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)
			Prior to 8/1/04	Effective 8/1/04
Large Cap Appreciation	0.00%	N/A	0.70%	$0-999M $1-2.99B $3-4.99B >$4.99B	0.70 0.65 0.625 0.60	% % % %

Large Company Growth	0.00%	0.25%	0.75%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Small Company Growth	0.00%	0.25%	0.90%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %

Small Company Value	0.00%	0.25%	0.90%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %

*	Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.

**	Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a “dormant” advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

Gateway Blended Funds	Advisory Fees (Maximum Asset Allocation Fees)	Master Level Dormant Advisory Fees*
Diversified Equity	0.25%	0.72%
Diversified Small Cap	0.25%	0.87%
Growth Equity	0.25%	0.97%

*	Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect a blended fee rate.

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Advisory Fees Paid. For the fiscal year ends shown in the tables below, the Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:

	Year Ended 9/30/05		Year Ended 9/30/04
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Diversified Equity	$1,412,957	$2,087,065	$2,826,634	$714,807
Diversified Small Cap	$908,161	$355,949	$933,072	$49,441
Equity Income	$0	$0	$0	$280,861
Equity Value	$0	$0	$0	$173,498
Growth Equity	$886,352	$489,126	$1,168,745	$177,376
Index	$0	$0	$0	$576,797
Large Cap Appreciation	$0	$0	$0	$25,119
Large Company Growth	$0	$0	$0	$674,325
Small Company Growth	$0	$0	$0	$249,124
Small Company Value	$0	$0	$0	$130,231

	Year Ended 9/30/03
Fund	Fees Paid		Fees Waived
Diversified Equity	$766,031		$2,332,062
Diversified Small Cap	$336,303		$225,292
Equity Income	$0		$0
Equity Value	$0	*	$0	*
Growth Equity	$138,941		$927,888
Index	$0		$0
Large Cap Appreciation	$0		$0
Large Company Growth	$0		$0
Small Company Growth	$0		$0
Small Company Value	$0		$0

*	The amounts indicate fees paid from August 29, 2003, the Fund’s commencement date, through September 30, 2003.

Former AIC Trust Fund. As discussed in the “Historical Fund Information” section, the C&B Large Cap Value Fund was created as part of the reorganization of the C&B Large Cap Value Portfolio of AIC Trust into the C&B Large Cap Value Fund of Funds Trust. Prior to the reorganization, Cooke & Bieler, L.P. (“C&B”) served as the investment adviser to the predecessor portfolio of the Fund, and was entitled to receive an annual fee equal to 0.63% of the average daily net assets of the predecessor portfolio. Until December 6, 2004, the Fund, like its predecessor portfolio, was a stand-alone fund. The Fund was converted into a gateway feeder fund on December 6, 2004. The table below shows the advisory fees paid by the Fund

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and the predecessor portfolio of the Fund. For the periods indicated below, the Fund or the predecessor portfolio of the Fund paid the following advisory fees to the respective adviser and the respective adviser waived the indicated amounts.

	11/1/04 – 9/30/05 Funds Mgmt		7/26/04 - 10/31/04 Funds Mgmt		11/1/03 - 7/25/04 C&B
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
C&B Large Cap Value Fund	$0	$94,886	$48,579	$67,908	$109,202	$0

	Year Ended 10/31/03 C&B		Year Ended 10/31/02 C&B
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived
C&B Large Cap Value Fund	$101,093	$7,102	$48,815	$137,795

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Artisan Partners Limited Partnership (“Artisan”), Cadence Capital Management, LLC (“Cadence”), Cooke & Bieler, L.P. (“Cooke & Bieler”), LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group (“Smith”), SSgA Funds Management, (“SSgA”) Systematic Financial Management, L.P. (“Systematic”) and Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s and Master Trust’s Boards and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust’s and Master Trust’s Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

Similar to the “dormant” investment advisory arrangement with Funds Management, each gateway Fund, except the C&B Large Cap Value Fund and Large Cap Appreciation Fund, has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund’s assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

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Master Portfolio	Sub-Adviser	Fees prior to 1/1/06			Current Fees
C&B Large Cap Value	Cooke & Bieler	$0-250M $250-500M $500-750M >$750M	0.45 0.40 0.35 0.30	% % % %	$0-250M $250-500M $500-750M >$750M	0.45 0.40 0.35 0.30	% % % %

Disciplined Growth	Smith	$0-200M $200M-500M >$500M	0.30 0.20 0.15	% % %	$0-200M $200M-500M >$500M	0.30 0.20 0.15	% % %

Equity Income	Wells Capital Management	$0-200M $200-400M >$400M	0.25 0.20 0.15	% % %	$0-100M $100M-200M $200M-500M >$500 M	0.35 0.30 0.20 0.15	% % % %

Equity Value	Systematic	$0-150M $150-350M $350-750M $750M-1B > $1B	0.30 0.20 0.15 0.13 0.10	% % % % %	$0-150M $150-350M $350-750M $750M-1B > $1B	0.30 0.20 0.15 0.13 0.10	% % % % %

Index	Wells Capital Management	$0-200M >$200M	0.02 0.01	% %	$0-100M $100M-200M >$200 M	0.05 0.03 0.02	% % %

International Core*	New Star	$0-50M $50-550M >$550M	0.35 0.29 0.20	% % %	$0-50M $50-550M >$550M	0.35 0.29 0.20	% % %

International Growth	Artisan Partners	All asset levels	0.70%		$0-250MM >$250M	0.70 0.50	% %

International Index**	SSgA	$0-100M >$100M	0.08 0.06	% %	$0-100M >$100M	0.08 0.06	% %

International Value	LSV	$0-150M $150-500M $500-750M $750M-1B >$1B	0.35 0.40 0.35 0.325 0.30	% % % % %	$0-150M $150-500M $500-750M $750M-1B >$1B	0.35 0.40 0.35 0.325 0.30	% % % % %

Large Cap Appreciation	Cadence	$0-250M $250-500M $500M-1B >$1B	0.30 0.20 0.15 0.10	% % % %	$0-250M $250-500M $500M-1B >$1B	0.30 0.20 0.15 0.10	% % % %

Large Company Growth	Peregrine	$0-25M $25-50M $50-275M >$275M	0.75 0.60 0.50 0.30	% % % %	$0-25M $25-50M $50-275M >$275M	0.75 0.60 0.50 0.30	% % % %

Small Cap Index	Wells Capital Management	$0-200M >$200M	0.02 0.01	% %	$0-100M $100M-200M >$200 M	0.05 0.03 0.02	% % %

Small Company Growth	Peregrine	$0-50M $50-180M $180-340M $340-685M $685-735M >$735M	0.90 0.75 0.65 0.50 0.52 0.55	% % % % % %	$0-50M $50-180M $180-340M $340-685M $685-735M >$735M	0.90 0.75 0.65 0.50 0.52 0.55	% % % % % %

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Master Portfolio	Sub-Adviser	Fees prior to 1/1/06			Current Fees
Small Company Value	Peregrine	$0-175M >$175M	0.50 0.75	% %	$0-175M >$175M	0.50 0.75	% %

Strategic Small Cap Value***	Wells Capital Management	N/A	N/A		$0-200M >$200M	0.45 0.40	% %

*	Effective October 6, 2004, New Star Institutional Managers Limited began providing sub-advisory services to the International Core Portfolio subject to the sub-advisory rate referenced above. Prior to October 6, 2004, Wells Capital Management Incorporated served as the Portfolio’s sub-advisor and received a sub-advisory fee at a rate as a percentage of net assets of 0.35% for assets from $0 to $200 million and 0.25% for assets greater than $200 million.

**	Effective May 27, 2005, SSgA Funds Management began providing sub-advisory services to the International Index Portfolio subject to the sub-advisory rate referenced above. Prior to May 27, 2005, Barclays Global Fund Advisors served as the Portfolio’s sub-advisor and received a sub-advisory fee at a rate as a percentage of net assets of 0.30% for all asset levels.

***	This Portfolio commenced operations on January 31, 2006.

Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the Funds’ past three fiscal years ended September 30.

Fund/Master Portfolio	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
2005
Equity Value Portfolio	Systematic	$0	$0
International Growth Portfolio[1]	Artisan	$1,003,874	$0
International Index Portfolio[2]	Barclays	$238,800	$0
International Index Portfolio[3]	SSgA	$39,911	$0
International Value Portfolio	LSV	$483,065	$0
Large Cap Appreciation	Cadence	$311,196	$0

[1]	For the period October 6, 2004 to September 30, 2005.

[2]	For the period October 6, 2004 to May 26, 2005.

[3]	For the period May 27, 2005 to September 30, 2005.

Fund/Master Portfolio	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
2004
C&B Large Cap Value Fund*	C&B	$181,566	$0
Equity Value Portfolio	Systematic	$571,190	$0
International Value Portfolio**	LSV	$581,958	$0
Large Cap Appreciation Portfolio	Cadence	$296,774	$0

Fund/Master Portfolio	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
2003
Equity Value Portfolio	Systematic	$29,442	$0
Large Cap Appreciation Portfolio	Cadence	$230,361	$0

*	For the period July 26, 2004 through the Fund’s fiscal year ended October 31, 2004.

**	For the period October 31, 2003 (the commencement of the Portfolio) through September 30, 2004.

25

Portfolio Managers.

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of as of September 30, 2005, the most recent fiscal year end for the Funds. These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds on a day-to-day basis. Reference to management of a Fund, except the Diversified Equity, Diversified Small Cap and Growth Equity Funds, is meant to refer to management of the corresponding master portfolio in which the Fund invests, and not to management of the Fund itself. The Diversified Equity, Diversified Small Cap and Growth Equity Funds invest in more than one master portfolio and the Portfolio Managers listed for those Funds are responsible for allocating the assets among the master portfolios.

Fund	Master Portfolio	Sub-Adviser	Portfolio Managers
C&B Large Cap Value Fund	C&B Large Cap Value Portfolio	C&B	Kermit S. Eck, CFA Daren C. Heitman, CFA Michael M. Meyer, CFA James R. Norris Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA

Diversified Equity Fund	Invests in multiple master portfolios	Funds Management	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA

Diversified Small Cap Fund	Invests in multiple master portfolios	Funds Management	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA

Equity Income Fund	Equity Income Portfolio	Wells Capital Management	Gary J. Dunn, CFA David L. Roberts, CFA Robert M. Thornburg

Equity Value Fund	Equity Value Portfolio	Systematic	D. Kevin McCreesh, CFA Ronald M. Mushock, CFA

Growth Equity Fund	Invests in multiple master portfolios	Funds Management	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA

Index Fund	Index Portfolio	Wells Capital Management	Gregory T. Genung, CFA

Large Cap Appreciation Fund	Large Cap Appreciation Portfolio	Cadence	William B. Bannick, CFA Robert L. Fitzpatrick, CFA

Large Company Growth Fund	Large Company Growth Portfolio	Peregrine	John S. Dale, CFA Gary E. Nussbaum, CFA

Small Company Growth Fund	Small Company Growth Portfolio	Peregrine	William A. Grierson Daniel J. Hagen, CFA Robert B. Mersky, CFA James P. Ross, CFA Paul E. von Kuster, CFA

Small Company Value Fund	Small Company Value Portfolio	Peregrine	Jason R. Ballsrud, CFA Tasso H. Coin, Jr., CFA Douglas G. Pugh, CFA

26

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	2	$229.7M	1	$50.8	409	$5.6B
Daren C. Heitman, CFA	2	$229.7M	1	$50.8	409	$5.6B
Michael M. Meyer, CFA	2	$229.7M	1	$50.8	409	$5.6B
James R. Norris	2	$229.7M	1	$50.8	409	$5.6B
Edward W. O’Connor, CFA	2	$229.7M	1	$50.8	409	$5.6B
R. James O’Neil, CFA	2	$229.7M	1	$50.8	409	$5.6B
Mehul Trivedi, CFA	2	$229.7M	1	$50.8	409	$5.6B

Cadence
William B. Bannick, CFA	5	$3.1B	0	$0	87	$3.4B
Robert L. Fitzpatrick, CFA	5	$3.1B	0	$0	87	$3.4B

Funds Management
Thomas C. Biwer, CFA	0	$0	0	$0	4	$2.2M
Christian L. Chan, CFA	0	$0	0	$0	0	$0
Andrew Owen, CFA	0	$0	0	$0	1	$60K

Peregrine
Jason R. Ballsrud, CFA	0	$0	0	$0	25	$1.4B
Tasso H. Coin, Jr., CFA	0	$0	0	$0	28	$1.4B
John S. Dale, CFA	7	$2.0B	1	$287M	35	$2.2B
William A. Grierson	0	$0	0	$0	20	$1.6B
Daniel J. Hagen, CFA	0	$0	0	$0	22	$1.6B
Robert B. Mersky, CFA	0	$0	0	$0	22	$1.7B
Gary E. Nussbaum, CFA	7	$2.0B	1	$287M	35	$2.2B
Douglas G. Pugh, CFA	0	$0	0	$0	26	$1.4B
James P. Ross, CFA	0	$0	0	$0	17	$1.6B
Paul E. von Kuster, CFA	0	$0	0	$0	22	$1.7B

Systematic
D. Kevin McCreesh, CFA	1	$16.5M	5	$477M	269	$3.1B
Ronald M. Mushock, CFA	1	$16.5M	5	$477M	266	$636.2M

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Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Wells Capital Management
Gary J. Dunn, CFA	0	$0	3	$346.4M	27	$627.6M
Gregory T. Genung, CFA	0	$0	2	$204.9M	1	$230.5M
David L. Roberts, CFA	0	$0	3	$346.4M	27	$627.6M
Robert M. Thornburg	0	$0	3	$346.4M	27	$627.6M

•	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	0	$0	0	$0	2	$160.7M
Daren C. Heitman, CFA	0	$0	0	$0	2	$160.7M
Michael M. Meyer, CFA	0	$0	0	$0	2	$160.7M
James R. Norris	0	$0	0	$0	2	$160.7M
Edward W. O’Connor, CFA	0	$0	0	$0	2	$160.7M
R. James O’Neil, CFA	0	$0	0	$0	2	$160.7M
Mehul Trivedi, CFA	0	$0	0	$0	2	$160.7M

Cadence
William B. Bannick, CFA	0	$0	0	$0	1	$41.5M
Robert L. Fitzpatrick, CFA	0	$0	0	$0	1	$41.5M

Funds Management
Thomas C. Biwer, CFA	0	$0	0	$0	0	0
Christian L. Chan, CFA	0	$0	0	$0	0	0
Andrew Owen, CFA	0	$0	0	$0	0	0

Peregrine
Jason R. Ballsrud, CFA	0	$0	0	$0	1	$192M

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Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Tasso H. Coin, Jr., CFA	0	$0	0	$0	1	192M
John S. Dale, CFA	0	$0	0	$0	0	0
William A. Grierson	0	$0	0	$0	1	$45M
Daniel J. Hagen, CFA	0	$0	0	$0	1	$45M
Robert B. Mersky, CFA	0	$0	0	$0	1	$45M
Gary E. Nussbaum, CFA	0	$0	0	$0	0	$0
Douglas G. Pugh, CFA	0	$0	0	$0	1	192M
James P. Ross, CFA	0	$0	0	$0	1	$45M
Paul E. von Kuster, CFA	0	$0	0	$0	1	$45M

Systematic
D. Kevin McCreesh, CFA	0	$0	0	$0	0	0
Ronald M. Mushock, CFA	0	$0	0	$0	0	0

Wells Capital Management
Gary J. Dunn, CFA	0	$0	0	$0	0	0
Gregory T. Genung, CFA	0	$0	0	$0	0	0
David L. Roberts, CFA	0	$0	0	$0	0	0
Robert M. Thornburg	0	$0	0	$0	0	0

•	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

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C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Cadence. None of the Portfolio Managers of Cadence have experienced any material conflicts with their management of the Funds in relationship with their management of the other accounts or registered investment companies due to procedures and systems they have in place to pro rate the shares across all accounts.

Funds Management. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds. Because of the nature of their management, they have not experienced material conflicts of interests in managing multiple accounts.

Peregrine. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Systematic. None of the Portfolio Managers of Systematic have experienced any material conflicts with their management of the Funds in relationship with their management of the other accounts or registered investment companies due to procedures and systems they have in place to pro rate the shares across all accounts.

Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated using the following compensation structures:

C&B Compensation. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm’s overall success.

Cadence Compensation: Cadence’s Portfolio Managers are compensated with fixed cash salaries, pension and retirement plans. The Portfolio Managers receive annual incentive bonuses based on individual performance and overall company revenues, rather than on account investment performance. Portfolio Managers also have equity ownership in the firm that vests over time from which they receive quarterly dividend payments.

Funds Management Compensation. Funds Management Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations vary depending to some extent on fund performance and on discretionary subjective criteria.

Peregrine Compensation: Peregrine’s Portfolio Managers are compensated with a fixed cash salary containing an incentive component. The incentive component is based on the company’s revenue generated by the firm’s investment style. Revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. The Portfolio Managers are limited to 25 relationships or a predetermined level of assets under management, whichever occurs first to enable the Portfolio Managers to be intimately involved in each relationship and ensure that size does not overwhelm investment opportunities. A portion of the Portfolio Managers’ incentives are tied to Peregrine’s overall profitability. Finally, a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indices. Performance-based incentive compensation applies to all accounts. The strategy employed in the Small Company Growth Fund is compared to the Russell 2000 Index and the Lipper Small Cap Growth Average over one, three, and five years. The strategy employed in the Small Company Value Fund is compared to the Russell 2000 Value Index and the Lipper Small Cap Value Average over one, three, and five years. The strategy employed in the Large Company Growth Fund is compared to the Russell 1000 Growth Index and the Lipper Large Cap Growth Average over one, three, and five years.

30

Systematic Compensation. Systematic’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. Compensation is based in part on performance measured against the Russell 1000 Index and the Russell 1000 Value Index.

Wells Capital Management Compensation: Wells Capital Management’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Manager	Benchmark
Gary J. Dunn, CFA	Russell 1000 Value Index Lipper Equity Income Funds Average

Gregory T. Genung, CFA	S&P 500 Index S&P BARRA Value S&P 600 Index

David L. Roberts, CFA	Russell 1000 Value Index Lipper Equity Income Funds Average

Robert M. Thornburg	S&P 500 Index Lehman Brothers Aggregate Bond Index Russell 1000 Index

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Beneficial Ownership in the Funds. The table below shows for each Portfolio Manager the amount of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

0 = Not Applicable

0 = $0

A = $1 - $10,000

B = $10,001 - $50,000

C = $50,001 - $100,000

D = $100,001 - $500,000

E = $500,001 - $1,000,000

F = over $1,000,000

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Beneficial Equity Ownership in the Funds

Portfolio Manager	C&B Large Cap Value Fund	Diversified Equity Fund	Diversified Small Cap Fund	Equity Income Fund	Equity Value Fund	Growth Equity Fund	Index Fund	Large Cap Appreciation Fund	Large Company Growth Fund	Small Company Growth Fund	Small Company Value Fund
C&B
Kermit S. Eck, CFA	0	—	—	—	—	—	—	—	—	—	—
Daren C. Heitman, CFA	A
Michael M. Meyer, CFA	C	—	—	—	—	—	—	—	—	—	—
James R. Norris	0	—	—	—	—	—	—	—	—	—	—
Edward W. O’Connor, CFA	B	—	—	—	—	—	—	—	—	—	—
R. James O’Neil, CFA	0	—	—	—	—	—	—	—	—	—	—
Mehul Trivedi, CFA	C	—	—	—	—	—	—	—	—	—	—

Cadence
William B. Bannick, CFA	—	—	—	—	—	—	—	0	—	—	—
Robert L. Fitzpatrick, CFA	—	—	—	—	—	—	—	0	—	—	—

Funds Management
Thomas C. Biwer, CFA	—	0	0	—	—	0	—	—	—	—	—
Christian L. Chan, CFA	—	0	0	—	—	0	—	—	—	—	—
Andrew Owen, CFA	—	0	0	—	—	0	—	—	—	—	—

32

Portfolio Manager	C&B Large Cap Value Fund	Diversified Equity Fund	Diversified Small Cap Fund	Equity Income Fund	Equity Value Fund	Growth Equity Fund	Index Fund	Large Cap Appreciation Fund	Large Company Growth Fund	Small Company Growth Fund	Small Company Value Fund
Peregrine
Jason R. Ballsrud, CFA	—	—	—	—	—	—	—	—	—	—	C
Tasso H. Coin, Jr., CFA	—	—	—	—	—	—	—	—	—	—	D
John S. Dale, CFA	—	—	—	—	—	—	—	—	F	—	—
William A. Grierson	—	—	—	—	—	—	—	—	—	D	—
Daniel J. Hagen, CFA	—	—	—	—	—	—	—	—	—	0	—
Robert B. Mersky, CFA	—	—	—	—	—	—	—	—	—	F	—
Gary E. Nussbaum, CFA	—	—	—	—	—	—	—	—	D	—	—
Douglas G. Pugh, CFA	—	—	—	—	—	—	—	—	—	—	D
James P. Ross, CFA	—	—	—	—	—	—	—	—	—	B	—
Paul E. von Kuster, CFA	—	—	—	—	—	—	—	—	—	F	—

Systematic
D. Kevin McCreesh, CFA	—	—	—	—	0	—	—	—	—	—	—
Ronald M. Mushock, CFA	—	—	—	—	0	—	—	—	—	—	—

33

Portfolio Manager	C&B Large Cap Value Fund	Diversified Equity Fund	Diversified Small Cap Fund	Equity Income Fund	Equity Value Fund	Growth Equity Fund	Index Fund	Large Cap Appreciation Fund	Large Company Growth Fund	Small Company Growth Fund	Small Company Value Fund
Wells Capital Management
Gary J. Dunn, CFA	—	—	—	B	—	—	—	—	—	—	—
Gregory T. Genung, CFA	—	—	—	—	—	—	B	—	—	—	—
David L. Roberts, CFA	—	—	—	D	—	—	—	—	—	—	—
Robert M. Thornburg	—	—	—	A	—	—	—	—	—	—	—

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

34

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Share Class	Fund-Level Admin. Fee[1] (% of Average Daily Net Assets)			Class-Level Admin. Fee (% of Average Daily Net Assets)		Total Admin. Fee (% of Average Daily Net Assets)
Class A, Class B, Class C	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.28%		$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.33 0.32 0.31	% % %

Administrator Class	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.10	%*	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.15 0.14 0.13	% % %

Institutional Class	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.08	%**	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.13 0.12 0.11	% % %

Investor Class and Class Z	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.45%		$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.50 0.49 0.48	% % %

[1]	Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets.

*	Prior to April 11, 2005, the class level fee was 0.20%

**	Prior to April 11, 2005 the class level fee was 0.10%

Administrative Fees Paid. For the fiscal year ends shown in the table below, the Funds paid the following administrative fees:

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03
Fund	Funds Mgmt	Funds Mgmt	Funds Mgmt
Diversified Equity (Fund Level)	$700,004	$708,288	$3,230,299
Class A	$317,012	$263,370		*
Class B	$207,796	$258,907		*
Class C	$21,290	$30,024		*
Administrator Class	$1,843,117	$2,438,652		*
Diversified Small Cap (Fund Level)	$252,822	$196,503	$512,770
Administrator Class	$791,017	$786,010		*
Equity Income (Fund Level)	$545,123	$603,079	$1,723,438
Class A	$533,416	$521,126		*
Class B	$201,305	$259,816		*
Class C	$22,926	$34,195		*
Administrator Class	$1,264,679	$1,830,076		*
Equity Value (Fund Level)	$4,314	$928	$0	**
Class A	$8,405	$2,776		*

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	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03
Fund	Funds Mgmt	Funds Mgmt	Funds Mgmt
Class B	$5,098	$1,573		*
Class C	$1,149	$410		*
Administrator Class	$4,193	$311		*
Growth Equity (Fund Level)	$275,096	$269,224	$1,197,611
Class A	$60,455	$55,255		*
Class B	$28,829	$38,294		*
Class C	$2,567	$9,242		*
Administrator Class	$754,393	$1,003,475		*
Institutional Class	$26,438
Index (Fund Level)	$615,135	$511,646	$12,546
Administrator Class	$1,762,926	$2,046,586		*
Investor Class	$330,199
Large Cap Appreciation (Fund Level)	$22,513	$11,909	$0
Class A	$71,525	$11,346		*
Class B	$6,141	$4,353		*
Class C	$1,979	$1,741		*
Administrator Class	$24,980	$35,179		*
Large Company Growth (Fund Level)	$1,392,667	$1,361,988	$2,550,776
Class A	$1,370,845	$1,125,834		*
Class B	$579,573	$697,380		*
Class C	$73,280	$117,023		*
Administrator Class	$275,238	$4,041,063		*
Institutional Class	$2,989,640	$10,504		*
Small Company Growth (Fund Level)	$256,484	$249,960	$432,607
Class A	$4,374	$814		*
Class B	$1,102	$140		*
Class C	$178	$53		*
Administrator Class	$784,212	$999,122		*

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	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03
Fund	Funds Mgmt	Funds Mgmt	Funds Mgmt
Small Company Value (Fund Level)	$81,675	$40,018	$94,194
Class A	$137,503	$54,966		*
Class B	$38,982	$28,152		*
Class C	$10,033	$6,537		*
Administrator Class	$139,206	$96,032		*

*	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

**	The amounts indicate fees paid from August 29, 2003, the Fund’s commencement date, through September 30, 2003.

Former AIC Trust Fund. As discussed in the “Historical Fund Information” section, the C&B Large Cap Value Fund was created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust. Prior to the reorganization of the Funds, SEI Investments Global Funds Services (“SEI”) served as the administrator to the predecessor portfolio of the Fund, and was entitled to receive the following annual fees:

Average Daily Net Assets	Administrative Fees (% of Average Daily Net Assets)
$0-250M	0.150%
$250-500M	0.125%
> $500M	0.100%

Therefore, the table below shows the administrative fees paid by the Fund and the predecessor portfolio of the Fund. For the periods indicated below prior to July 26, 2004, the predecessor portfolio of the Fund paid the following administrative fees to SEI. For the periods beginning July 26, 2004 and thereafter, the following administrative fees were paid to the Administrator.

Fund	11/1/04 – 9/30/05 Funds Mgmt	7/26/04 - 10/31/04 Funds Mgmt	11/1/03 – 7/25/04 SEI		Year Ended 10/31/03 SEI		Year Ended 10/31/02 SEI
C&B Large Cap Value Fund (Fund Level)	$154,282	$7,767	$47,242		$30,858		$124,907
Class A	$94,082	$3,738		*		*		*
Class B	$44,997	$1,773		*		*		*
Class C	$22,281	$840		*		*		*
Class D	$307,246	$24,505		*		*		*
Administrator Class	$133,904	$4,042		*		*		*
Institutional Class	$32,065	$2,490		*		*		*

**	For the period ended October 31, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

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Distributor

Wells Fargo Funds Distributor LLC (the “Distributor”), located at 525 Market Street, San Francisco, California 94105, serves as the distributor for the Funds. Prior to April 11, 2005, Stephens Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds.

The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds paid Stephens, and pays the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Distributor has and Stephens previously entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

The tables below show the distribution-related expenses paid to the respective distributor of the Funds for the last fiscal year ended September 30, 2005.

DISTRIBUTION FEES

For the period April 11, 2005 through September 30, 2005, the Funds paid Funds Distributor the following fees for distribution-related services:

	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Diversified Equity
Class B	$241,573	$0	$0	$0	$0	$241,573	*
Class C	$26,213	$0	$0	$25,851	$362	$0
Equity Income
Class B	$230,599	$0	$0	$0	$0	$230,599	*
Class C	$26,390	$0	$0	$23,915	$2,475	$0
Equity Value
Class B	$7,330	$0	$0	$0	$0	$7,330	*
Class C	$1,602	$0	$0	$1,513	$88	$0
Growth Equity
Class B	$33,100	$0	$0	$0	$0	$33,100	*
Class C	$3,136	$0	$0	$2,942	$195	$0
Large Cap Appreciation
Class B	$9,234	$0	$0	$0	$0	$9,234	*
Class C	$2,670	$0	$0	$2,567	$103	$0

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	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Large Company Growth
Class B	$694,632	$0	$0	$0	$0	$694,632	*
Class C	$81,709	$0	$0	$62,137	$19,571	$0
Small Company Growth
Class B	$1,703	$0	$0	$0	$0	$1,703	*
Class C	$260	$0	$0	$260	$0	$0
Small Company Value
Class B	$52,028	$0	$0	$0	$0	$52,028	*
Class C	$14,320	$0	$0	$12,671	$1,648	$0

**	- WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

For the period October 1, 2004 through April 10, 2005, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution-related expenses:

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Diversified Equity
Class B	$297,871	$0	$0	$0	$0	$297,871	*
Class C	$29,008	$0	$0	$29,008	$0	$0
Equity Income
Class B	$291,825	$0	$0	$0	$0	$291,825	*
Class C	$33,153	$0	$0	$33,153	$0	$0
Equity Value
Class B	$5,853	$0	$0	$0	$0	$5,853	*
Class C	$1,369	$0	$0	$1,369	$0	$0
Growth Equity
Class B	$41,757	$0	$0	$0	$0	$41,757	*
Class C	$3,529	$0	$0	$3,529	$0	$0
Large Cap Appreciation
Class B	$6,628	$0	$0	$0	$0	$6,628	*
Class C	$2,458	$0	$0	$2,458	$0	$0

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Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Large Company Growth
Class B	$832,413	$0	$0	$0	$0	$832,413	*
Class C	$108,822	$0	$0	$108,822	$0	$0
Small Company Growth
Class B	$1,136	$0	$0	$0	$0	$1,136	*
Class C	$201	$0	$0	$201	$0	$0
Small Company Value
Class B	$48,967	$0	$0	$0	$0	$48,967	*
Class C	$11,649	$0	$0	$11,649	$0	$0

**	- WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

Former C&B Fund. Prior to July 26, 2004, SEI Investments Distribution Co. served as the distributor to the predecessor portfolio of the C&B Large Cap Value Fund. For the period between July 26, 2004 and the fiscal year ended October 31, 2004, the Fund paid to Stephens, pursuant to the Plan, the following fees for distribution-related expenses:

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
C&B Large Cap Value Fund
Class B	$4,750	$0	$0	$0	$0	$4,750
Class C	$2,251	$0	$0	$2,101	$150	$0

For the period from November 1, 2004 to April 10, 2005, the Fund paid to Stephens, pursuant to the Plan, the following fees for distribution-related expenses;

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
C&B Large Cap Value Fund
Class B	$32,861	$0	$0	$0	$0	$32,861	*
Class C	$18,365	$0	$0	$18,365	$0	$0

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For the period from April 11, 2005 to September 30, 2005, the Fund paid to Funds Management, pursuant to the Plan, the following fees for distribution-related expenses;

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
C&B Large Cap Value Fund
Class B	$78,460	$0	$0	$0	$0	$78,460	*
Class C	$38,985	$0	$0	$37,498	$1,487	$0

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class and Investor Class shares and up to 0.10% of the average daily net assets of the Administrator Class shares of the Index Fund owned of record or beneficially by the customers of the Servicing

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Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. . The gateway funds are not charged a custody fee at the gateway level, provided that they remain gateway funds and Wells Fargo Bank receives custodial fees from the Master Trust portfolios.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
$0-85B	0.0051%
>$85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, a monthly multiple class fee per Fund of $500 per class beyond the first class of shares, and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

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Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds on a continuous basis. For the Funds’ past three fiscal periods listed below (except the C&B Large Cap Value Fund), the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:

10/1/04 – 4/10/05		Year Ended 9/30/04		Year Ended 9/30/03*
Paid	Retained	Paid	Retained	Paid	Retained
$468,830	$80,488	$2,015,276	$340,635	$1,189,589	$235,808

*	Amounts include fees paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

For the period April 11, 2005 through September 30, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the Funds was as follows:

4/11/05 – 9/30/05
Paid	Retained
$409,777	$67,906

For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the C&B Large Cap Value Fund and other C&B Funds was as follows:

11/1/04 – 4/10/05		7/26/04 – 10/31/04
Total Paid	Total Retained	Total Paid	Total Retained
$432,776	$62,198	$84,463	$43,443

For the period April 11, 2005 through September 30, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the C&B Large Cap Value Fund was as follows:

4/11/05 – 9/30/05
Paid	Retained
$455,551	$62,974

Prior to July 26, 2004, SEI Investments Distribution Co. acted as principal underwriter for shares of the predecessor portfolio of the C&B Large Cap Value Fund. For the period from November 1, 2003 through July 26, 2004, and for the fiscal year ended October 31, 2003, the predecessor portfolio did not pay any underwriting commissions.

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

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Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

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The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders (except Class D shareholders) with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Waiver of Minimum Initial Investment Amount for Investor Class shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

•	Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

•	Family members of any of the above.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (“IRA”), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

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Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization described in “Historical Fund Information,” will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Reinvestments. You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

Additional Investors Eligible to Purchase Administrator Class Shares of the Diversified Small Cap Fund:

•	Shareholders who receive assets from a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee that were invested in the Administrator Class of the Aggressive Allocation Fund or Conservative Allocation Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

•	Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Aggressive Allocation Fund or Conservative Allocation Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

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In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders.

The table below shows the Funds’ portfolio turnover rates for the last two fiscal periods:

Fund	September 30, 2005	September 30, 2004	October 30, 2004
C&B Large Cap Value	25%	—	30%
Diversified Equity	42%	32%	—
Diversified Small Cap	75%	75%	—
Equity Income	20%	11%	—
Equity Value	145%	122%	—
Growth Equity	50%	40%	—
Index	8%	2%	—
Large Cap Appreciation	133%	149%	—
Large Company Growth	18%	14%	—
Small Company Growth	142%	145%	—
Small Company Value	70%	64%	—

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Brokerage Commissions. For the fiscal year ends listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year-Ended 9/30/05	Year-Ended 9/30/04	Year-Ended 9/30/03
Equity Income	$1,131,256	$905,786	$949,426
Equity Value*	$1,042,855	$633,158	$238,732
Large Cap Appreciation	$370,026	$424,639	$356,841
Large Company Growth	$1,909,366	$1,472,439	$1,857,480
Small Company Growth	$5,699,267	$6,624,409	$5,699,267
Small Company Value	$1,333,379	$1,421,095	$1,333,379

*	The Fund commenced operations on August 29, 2003. The increase from fiscal year end 2004 to fiscal year end 2005 was due to an increase in assets.

Former AIC Trust Fund. For the fiscal year ends listed below, the C&B Large Cap Value Fund and the predecessor portfolio of the Fund paid the following aggregate amounts of brokerage commissions on brokerage transactions:

	Total Commissions
Fund	Period Ended 9/30/05*	Year Ended 10/31/04*	Year Ended 10/31/03	Year Ended 10/31/02
C&B Large Cap Value Fund	$682,457	$65,313	$15,042	$38,839

*	The increase in brokerage commissions is due to the increase flows for the fiscal year 2005. The market value as of 9/30/04 was $68.6M versus $774.1M for the period ending 9/30/05. The increase in brokerage commissions in 2004 compared to 2003 was also due to an increase in Fund assets.

For the fiscal year ended September 30, 2005, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
Cadence	$27,720	$24,432,154
Peregrine	$1,310,255	$573,758,412
Systematic	$168,549	$188,023,279
Wells Capital Management	$314,114	$235,578,914

Former AIC Trust Fund. For the fiscal year ended October 31, 2004, and for the fiscal period from November 1, 2004 to September 30, 2005, the C&B Large Cap Value Fund and the predecessor portfolio of the Fund directed brokerage transactions to a broker for research services provided, and paid the following commissions based on stated total amount of transactions.

	Period from 11/01/04 – 9/30/05		Year Ended 10/31/04
Fund	Commissions Paid	Transactional Value	Commissions Paid	Transactional Value
C&B Large Cap Value Fund	$186,480	$136,785,975	$2,830	$1,400,073

None of the other Sub-Advisers participate in such directed brokerage practices.

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For the fiscal year ended September 30, 2005, the Equity Value Fund paid the following commissions to an affiliated broker.

Portfolio	Broker	Commissions	Relationship
Equity Value Fund	Wells Capital Securities	$1,288	Affiliate of Funds Management

The table below lists the percent of aggregate commissions paid by the Fund to each affiliated broker listed above, and the percent of aggregate transactions involving the payment of commissions that were effected through the broker.

Portfolio	Broker	% Aggr. Comm.	% Aggr. Transactions
Equity Value Fund	Wells Capital Securities	0.1%	0.1%

For the fiscal years ended September 30, 2003, 2004, and 2005, no other Funds paid any brokerage commission to affiliated brokers.

Former AIC Trust Fund. For the fiscal years ended October 31, 2003 and 2004, and for the fiscal period from November 1, 2004 to September 30, 2005, the C&B Large Cap Value Fund and the predecessor portfolio of the Fund did not pay any brokerage commissions to affiliated brokers.

Securities of Regular Broker Dealers. The Funds are required to identify any securities of its “regular brokers and dealers” (as defined under the 1940 Act) that the Funds may hold at the close of their most recent fiscal year. As of the fiscal periods indicated below, the Funds held securities of their regular broker-dealers as indicated in the amounts shown:

Fund	Broker/Dealer	Amount
None

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not

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apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund, even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

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Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

As of September 30, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carryforwards
Index	2008 2009 2010 2011 2012 2013	$ $ $ $ $ $	2,084,080 12,137,615 2,154,234 20,770,094 6,223,935 242,271
Large Company Growth	2007 2008 2009 2010 2011 2012 2013	$ $ $ $ $ $ $	11,428,295 234,113 26,848,447 145,793,339 260,092,200 46,100,191 6,235,040

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and net capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of

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income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, realized gains or losses on the sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hadges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions.

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Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the

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Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a federal income tax return. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund

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itself. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may credit amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations if the corporate shareholder would qualify for such deduction if the Fund were not a RIC. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a

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properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as

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proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Variable Trust (“Variable Trust”) (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the

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Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds’ Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

A.	Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

B.	Top Ten Holdings. Top ten holdings information for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis.

C.	Fund of Funds Structure.

1.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds’ Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

2.	A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ Web site simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to portfolio holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

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C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

CAPITAL STOCK

The Funds are eleven of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

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With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory agreement, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectuses and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of January 6, 2006 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF JANUARY 6, 2006

Fund	Name and Address	Type of Ownership	Percentage of Class
C&B Large Cap Value Fund

Class A	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	16.05%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	23.31%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	30.41%

Class D	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	71.42%

60

Fund	Name and Address	Type of Ownership	Percentage of Class
	NATIONAL FINANCIAL SERV LLC EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FIN CEN NEW YORK NY 10281-1003	Record	9.11%

Administrator Class	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT - REINVEST/REINVEST PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	52.62%

	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT FOR ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 HERITAGE RESERVE MENOMONEE FALLS WI 53051-4400	Record	28.10%

	PENFIRN & CO PO BOX 3327 OMAHA NE 68103-0327	Record	5.63%

Institutional Class	PATRICIAN HOLDINGS LIMITED C/O CALEDONIAN BANK & TRUST 69 JENNETT STREET GEORGE TOWN GRAND CAYMAN CAYMAN ISLANDS	Record	22.25%

	WELLS FARGO BANK NA FBO WF FIN PEN TR LG CAP VAL WWF/C&B PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	15.34%

	WACHOVIA BANK 1525 WEST WT HARRIS BLVD NC1151 CHARLOTTE NC 28288-0001	Record	13.11%

	NFS LLC FEBO USB FBO COVENANT HC – COOKE & BIELER PO BOX 1787 MILWAUKEE WI 53201-1787	Record	12.91%

	CENTRAL NEW YORK COMMUNITY FOUNDATION INC 500 S SALINA ST STE 428 SYRACUSE NY 13202-3314	Record	12.73%

	NFS LLC FEBO USB FBO COVENANT HC – COOKE & BIELER PO BOX 1787 MILWAUKEE WI 53201-1787	Record	8.59%

	NATEXIS BANQUES POPULAIRES 10 RUE DES ROQUEMONTS 14099 CAEN CEDEX 9 FRANCE	Record	7.95%

61

Fund	Name and Address	Type of Ownership	Percentage of Class
	SAXON & CO FBO PO BOX 7780-1888 PHILADELPHIA PA 19182-0001	Record	6.90%

Diversified Equity

Class A	CITY OF HASTINGS NEBRASKA RETIREMENT PLAN C/O GREAT WEST RECORD KEEPER 8515 E ORCHARD RD #2T2 ENGLEWOOD, CO 80111-5037	Record	10.00%

Class B	NONE	N/A	NONE

Class C	WELLS FARGO INVESTMENTS LLC 420 MONTGOMERY ST SAN FRANCISCO CA 94104-1207	Record	5.85%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1927	Record	5.68%

Administrator Class	WELLS FARGO BANK NA FBO DIVERSIFIED EQUITY I ATTN: MUTUAL FUND OPS P.O. BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	93.78%

Diversified Small Cap

Administrator Class	WELLS FARGO BANK NA FBO DIVERSIFIED SMALL CAP FUND I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	84.27%

	WELLS FARGO BANK NA FBO DIVERSIFIED SMALL CAP FUND I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	13.05%

Equity Income

Class A	PFPC BROKERAGE SERVICES FBO WELLS FARGO ATTN MITCH BLOOMFIELD 420 MONTGOMERY ST 5TH FL MAC A0101-057 SAN FRANCISCO CA 94104-1207	Record	6.34%

Class B	AMERICAN ENTERPRISE SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	6.42%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	6.06%

62

Fund	Name and Address	Type of Ownership	Percentage of Class
Administrator Class	WELLS FARGO BANK NA FBO INCOME EQUITY I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	44.93%

	WELLS FARGO BANK NA FBO INCOME EQUITY I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	26.67%

	WELLS FARGO BANK NA FBO INCOME EQUITY I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	23.06%

Equity Value Fund

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	28.77%

	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	11.56%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	10.71%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	16.31%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	9.72%

	JOHANNES W HUIJGENS & ANDREA J HUIJGENS – PACK COMM PROP 21215 FLAMING ARROW TRL CROSBY TX 77532-3200	Record	9.25%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	7.73%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	6.71%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	6.35%

63

Fund	Name and Address	Type of Ownership	Percentage of Class
	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	5.76%

Administrator Class	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT FOR ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 HERITAGE RESERVE MENOMONEE FALLS WI 53051-4400	Record	89.19%

	WELLS FARGO BANK NA FBO OMNIBUS REINVEST/REINVEST PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	6.27%

Growth Equity Fund

Class A	NONE	N/A	RECORD

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	6.70%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	12.68%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	9.27%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	6.89%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	6.21%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	5.06%

Administrator Class	WELLS FARGO BANK NA FBO GROWTH EQUITY I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	97.08%

Institutional Class	WELLS FARGO BANK NA BAE SYSTEMS EE SAVINGS PLAN PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	99.08%

64

Fund	Name and Address	Type of Ownership	Percentage of Class
Index Fund

Administrator Class	WELLS FARGO BANK NA FBO INDEX FUND I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	85.86%

	WELLS FARGO BANK NA FBO INDEX FUND I ATTN: MUTUAL FUND OPS PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	7.50%

Investor Class	NONE	N/A	N/A

Large Cap Appreciation Fund

Class A	WELLS FARGO BANK WEST NA VARIOUS FASCORP RECORDKEPT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Record	70.46%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	17.86%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	36.39%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	70.73%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 54402-1916	Record	5.15%

Administrator Class	WELLS FARGO BANK, NA OMNIBUS ACCOUNT R/R C/O MUTUAL FUND PROCESSING PO BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	73.56%

	MII LIFE INS 3535 BLUE CROSS RD EAGAN MN 55122-1154	Record	22.56%

Large Company Growth Fund

Class A	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RITE AID 4515 PAINTERS MILL ROAD OWINGS MILLS MD 21117-4903	Record	11.70%

65

Fund	Name and Address	Type of Ownership	Percentage of Class
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	9.07%

	JPMORGAN CHASE BANK C/O JPMORGAN RETIREMENT PLAN SERV PEARSON INC RETIREMENT PLAN 9300 WARD PARKWAY KANSAS CITY MO 64114-3317	Record	5.91%

	STATE STREET CORP FBO FIRST DATA CORPORATION 105 ROSEMONT AVE WESTWOOD MA 02090-2318	Record	5.45%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	6.53%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	8.01%

Administrator Class	WELLS FARGO BANK FBO LARGE COMPANY GROWTH I ATTN: MUTUAL FUND OPS P.O. BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	61.76%

	WELLS FARGO BANK FBO LARGE COMPANY GROWTH I ATTN: MUTUAL FUND OPS P.O. BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	13.57%

	NFS LLC FEBO BIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401)K 100 MAGELLAN WAY COVINGTON KY 41015-1987	Record	6.01%

Institutional Class	STATE OF HAWAII DEFERRED COMPENSATION PLAN ISLAND SVGS PLAN DEPT OF HUMAN RESOURCE DEVELOPMENT 235 S BERETANIA ST HONOLULU HI 96813-2406	Record	33.89%

	WELLS FARGO BANK NA FBO BAE SYSTEMS EE SAVINGS PLAN PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	27.33%

	LASALLE BANK NA OMNIBUS PO BOX 1443 CHICAGO IL 60690-1443	Record	23.40%

66

Fund	Name and Address	Type of Ownership	Percentage of Class

	STRAFE & CO FAO FRYE LOUIS OMNIBUS ACCOUNTS PO BOX 160 WESTERVILLE OH 43086-0160	Record	12.95%

Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	7.13%

Small Company Growth Fund

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	37.11%

	AMVESCAP NATL TR CO TTEE FBO LYKES BROS. INC. RETIREMENT SAVINGS PLAN PO BOX 105779 ATLANTA GA 30348-5779	Record	22.68%

	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	7.09%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	23.83%

	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	8.18%

	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	6.44%

	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	5.99%

Class C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	Record	12.59%

	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	11.46%

	STATE STREET BANK & TRUST CO CUST FOR THE IRA OF DIANE M HOWARD 685 OVERBROOK CT MANSFIELD OH 44903-9303	Record	10.07%

67

Fund	Name and Address	Type of Ownership	Percentage of Class
	WELLS FARGO FUNDS MANAGEMENT LLC 525 MARKET ST 12TH FL SAN FRANCISCO CA 94105-	Record	8.69%

	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	Record	6.51%

	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE S 13TH FLOOR MINNEAPOLIS MN 55402-2308	Record	5.94%

	STATE STREET BANK & TRUST CO CUST FOR THE ROLLOVER IRA OF TONNIE L KUCHCINSKI 4700 CABRIOLET LN MAUMEE OH 43537-9200	Record	5.79%

Administrator Class	WELLS FARGO BANK FBO SMALL COMPANY GROWTH I ATTN: MUTUAL FUND OPS P.O. BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	63.53%

	VANGUARD FIDUCIARY TRUST COMPANY ATTN: OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE, PA 19482-2600	Record	14.45%

	NFSC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	Record	5.94%

Small Company Value Fund

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	43.89%

	VANGUARD FIDUCIARY TRUST COMPANY ATTN: OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE, PA 19482-2600	Record	8.10%

	WELLS FARGO BANK WEST NA VARIOUS FASCORP RECORDKEPT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Record	6.93%

	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	6.12%

68

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	22.06%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	Record	18.01%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	5.20%

Administrator Class	WELLS FARGO BANK MINNESOTA N.A. FBO OMNIBUS ACCOUNT R/R C/O MUTUAL FUND PROCESSING P.O. BOX 1533 MINNEAPOLIS, MN 55480-1533	Record	48.12%

	NFSC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	Record	25.83%

	LUBRIZOL EMPLOYEES PSSP STATE STREET BANK 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318	Record	9.86%

	NFS LLC FEBO THE NORTHERN TRUST COMPANY PO BOX 92956 CHICAGO IL 60675-2956	Record	7.83%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Funds for the fiscal year ended September 30, 2005 are hereby incorporated by reference to the Funds’ Annual Reports.

69

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

WELLS FARGO ADVANTAGE ASIA PACIFIC FUND

WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND

WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND

WELLS FARGO ADVANTAGE OVERSEAS FUND

Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about seven funds in the Wells Fargo Advantage Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage Asia Pacific, Emerging Markets Focus, Institutional Emerging Markets, International Core, International Equity, International Value and Overseas Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Prior to the date of this SAI, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

Funds	A, B and/or C	Administrator	Institutional	Investor
Asia Pacific Fund				•
Emerging Markets Focus Fund	•	•
Institutional Emerging Markets Fund			•
International Core Fund	•	•
International Equity Fund	•	•
International Value Fund	•	•
Overseas Fund			•	•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (the “Prospectuses”), dated February 1, 2006. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and report of independent registered public accounting firm for the year ended September 30, 2005, are hereby incorporated by reference to the Funds’ Annual Reports. The Prospectuses and Annual Reports may be obtained without charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

i

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On December 16, 2002, the Board of Trustees of The Montgomery Funds and The Montgomery Funds II (“Montgomery”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

In August and September 2004, the Boards of Directors of the Strong family of funds (“Strong”) and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

The International Equity Fund described in this SAI was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex. The Emerging Markets Focus Fund and Institutional Emerging Markets Fund described in this SAI were created as part of the reorganization between Montgomery and the Trust. The reorganization between Montgomery and the Trust followed the purchase by the Funds’ adviser’s parent company of certain parts of the institutional and retail investment management business of the Montgomery funds’ adviser, Montgomery Asset Management, LLC (“MAM”). The Asia Pacific Fund, International Core Fund and Overseas Fund described in this SAI were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. (“SCM”), and the Wells Fargo Advantage FundsSM, advised by Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), into a single mutual fund complex. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

The chart below indicates the predecessor Stagecoach, Montgomery and Strong Funds that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
Asia Pacific Fund	Strong Asia Pacific Fund
Emerging Markets Focus Fund	Montgomery Emerging Markets Focus Fund
Institutional Emerging Markets Fund	Montgomery Institutional Series: Emerging Markets Portfolio
International Core Fund	Strong Advisor International Core Fund
International Equity Fund	Stagecoach International Equity Fund
Overseas Fund	Strong Overseas Fund

The Asia Pacific Fund commenced operations on April 11, 2005, as successor to the Strong Asia Pacific Fund. The predecessor Strong Asia Pacific Fund commenced operations on December 31, 1993.

The Emerging Markets Focus Fund (formerly named the Montgomery Emerging Markets Focus Fund) commenced operations on June 9, 2003, as successor to the Montgomery Emerging Markets Focus Fund and the Montgomery Emerging Markets Fund. The predecessor funds commenced operations on December 31, 1997 and March 1, 1992, respectively. predecessor Montgomery Emerging Markets Focus Fund is considered the surviving entity for accounting purposes. The Emerging Markets Focus Fund changed its name from the Montgomery Emerging Markets Focus Fund to the Emerging Markets Focus Fund effective April 11, 2005.

The Institutional Emerging Markets Fund (formerly named the Montgomery Institutional Emerging Markets Fund) commenced operations on June 9, 2003 as successor to the Montgomery Institutional Series: Emerging Markets Portfolio. The predecessor fund commenced operations on December 17, 1993. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Institutional Emerging Markets Fund changed its name from the Montgomery Institutional Emerging Markets Fund to the Institutional Emerging Markets Fund effective April 11, 2005.

1

The International Core Fund commenced operations on April 11, 2005, as successor to the Strong Advisor International Core Fund. The predecessor Strong Advisor International Core Fund commenced operations on September 28, 2001.

The International Equity Fund commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.

The International Value Fund (formerly named the Overseas Fund) commenced operations on October 31, 2003. The International Value Fund changed its name from the Overseas Fund to the International Value Fund effective April 11, 2005.

The Overseas Fund commenced operations on April 11, 2005, as successor to the Strong Overseas Fund. The predecessor Strong Overseas Fund commenced operations on June 30, 1998.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

2

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. The International Value Fund described in this SAI is a gateway feeder fund that invests in a single corresponding master portfolio of Wells Fargo Master Trust (“Master Trust”). References to the activities of the gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

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Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

The Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which

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may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Fund often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated

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for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

The Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

The Emerging Markets Focus Fund does not intend to diversify its portfolio across a large number of emerging market countries. Instead, the Fund’s portfolio manager’s objective is to concentrate its investments in a small number of emerging market countries (although it may invest in a number of companies in each selected country). Such a heavy concentration may make the Fund’s net asset value (“NAV”) extremely volatile and, if economic downturns or other events occur that adversely affect one or more of the countries the Fund invests in, such events’ impact on the Fund will be more magnified than if the Fund did not have such a narrow concentration.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

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There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

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For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. Certain Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board

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of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund

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will place in a segregated account with the Fund’s Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

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Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of their investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

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Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

The International Equity Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in

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selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

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If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

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Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ((“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ((“FNMA”) notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 139 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee.

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Name, Age and Address	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 63	Trustee, since 1987	Associate Professor of Finance, Wake Forest University, Calloway School of Business and Accountancy.	N/A

Peter G. Gordon, 63	Trustee, since 1998; (Chairman, since 2001)	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 72	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	N/A

Olivia Mitchell, 52	Trustee, since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

Timothy J. Penny, 54	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 65	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A
INTERESTED[2] TRUSTEE

J. Tucker Morse, 61	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A
OFFICERS

Karla M. Rabusch, 46	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 37	Treasurer, since 2003	Senior Vice President of Wells Fargo Bank, N.A. and Senior Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000.	N/A

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Name, Age and Address	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
C. David Messman, 45	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. and Senior Vice President and Secretary of Wells Fargo Funds Management, LLC. Vice President and Senior Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.	N/A

[1]	Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the Independent Trustees are also members of the Trust’s Governance Committee and Audit Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary, and met twice during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer for the additional work and time devoted by the Chairpersons.

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The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2005, the Trustees received the following compensation:

Compensation Table

Year Ended September 30, 2005

	Interested Trustees		Independent Trustees*
Fund Name	Robert C. Brown**	J. Tucker Morse	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	Timothy J. Penny	Donald C. Willeke
Asia Pacific	$583	$856	$856	$1,008	$856	$856	$856
Emerging Markets Focus	$583	$856	$856	$1,008	$856	$856	$856
Institutional Emerging Markets	$583	$856	$856	$1,008	$856	$856	$856
International Core	$583	$856	$856	$1,008	$856	$856	$856
International Equity	$583	$856	$856	$1,008	$856	$856	$856
International Value	$583	$856	$856	$1,008	$856	$856	$856
Overseas	$583	$856	$856	$1,008	$856	$856	$856

Total Compensation from the Fund Complex***	$81,000	$119,000	$119,000	$140,250	$119,000	$119,000	$119,000

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

**	Retired as of April 5, 2005

***	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 139 funds).

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2005, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = 50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2005

	Dollar Range of Equity Securities in the Funds							Aggregate Dollar Range of Equity Securities of Fund Complex***
Trustee*	Asia Pacific**	Emerging Markets Focus	Institutional Emerging Markets	International Core**	International Equity	International Value	Overseas**
Independent Trustees
Thomas S. Goho	0	0	0	0	0	0	0	D
Peter G. Gordon	0	B	0	A	B	A	0	D
Richard M. Leach	0	0	0	0	0	0	0	D
Timothy J. Penny	0	0	0	0	0	0	0	D
Donald C. Willeke	0	0	0	B	0	0	0	D
Interested Trustee
J. Tucker Morse	0	0	0	0	0	0	0	D

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

**	These Funds commenced operations on April 11, 2005.

***	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 139 funds).

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Ownership of Securities of Certain Entities. None of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program’s assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund’s assets. In such an instance, Funds Management’s decision to make changes to or rebalance the program’s allocations may substantially impact the Fund’s performance.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

The Funds operate under two types of advisory arrangements: (i) stand alone Funds with an investment adviser and sub-adviser; and (ii) a gateway feeder Fund that invests in a single corresponding portfolio of Master Trust and has “dormant” advisory arrangements at the gateway level.

	Fee
Fund	Prior to 8/1/04	Effective 8/1/04
Emerging Markets Focus Fund	1.10%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	1.10 1.05 1.00 0.975 0.95	% % % % %

Institutional Emerging Markets Fund	1.10%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	1.10 1.05 1.00 0.975 0.95	% % % % %

International Equity Fund	1.00%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.95 0.90 0.85 0.825 0.80	% % % % %

Fee
Fund	Effective 4/11/05
Asia Pacific Fund	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	1.10 1.05 1.00 0.975 0.95	% % % % %

International Core Fund	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.95 0.90 0.85 0.825 0.80	% % % % %

Overseas Fund	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.95 0.90 0.85 0.825 0.80	% % % % %

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As described in the second category above, the gateway feeder Fund invests 100% of its assets in a single respective master portfolio of Master Trust. Because the gateway feeder Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Fund to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Fund has a “dormant” advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from the gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If the gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund’s investment in various master portfolios. If the gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)
Gateway Feeder Fund			Prior to 8/1/04	Effective 8/1/04
International Value Fund	0.00%	0.25%	1.00%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.95 0.90 0.85 0.825 0.80	% % % % %

*	Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.

**	Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

Advisory Fees Paid. For the fiscal year ends shown in the table below, the Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees:

	Year Ended 9/30/05		Year Ended 9/30/04		Year Ended 9/30/03
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
International Equity	$4,193,490	$856,457	$3,091,507	$525,331	$3,699,733	$576,096
International Value*	$0	$0	$0	$0	N/A	N/A

*	The International Value Fund commenced operations on October 31, 2003, but to date has not paid an advisory fee.

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Emerging Markets Focus and Institutional Emerging Markets Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, Wells Capital Management Incorporated (“Wells Capital Management” or “WCM”) and MAM served as the investment advisers to the predecessor portfolios of these Funds. For the period from January 17, 2003 through June 8, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Emerging Markets Focus and Institutional Emerging Markets Funds pursuant to an interim investment management agreement. Prior to January 17, 2003, MAM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

Fund	Avg. Daily Net Assets	Annual Rate
Emerging Markets Focus	$0 – 250M $250 –500M >$500M	1.10 1.00 0.90	% % %

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Fund	Avg. Daily Net Assets	Annual Rate
Institutional Emerging Markets	$0 –50M $50 –100M >$100M	1.25 1.00 0.90	% % %

The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:

Fund	Year Ended 9/30/05 Funds Mgmt		Year Ended 9/30/04 Funds Mgmt		Three-Month Period Ended 9/30/03 Funds Mgmt
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Emerging Markets Focus	$2,124,701	$281,616	$1,920,085	$211,910	$341,524	$53,926
Institutional Emerging Markets	$818,315	$381,598	$692,759	$366,249	$143,691	$77,030

Fund	1/17/03-6/30/03* Funds Mgmt/WCM		7/1/02 – 1/16/03* MAM
	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Emerging Markets Focus	$110,931	$65,813	$56,998	$68,248
Institutional Emerging Markets	$273,921	$70,976	$246,634	$168,524

*	For the period ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period between July 1, 2002 and January 16, 2003, and to Wells Capital Management for the period between January 17, 2003 and June 8, 2003. The Funds paid advisory fees to Funds Management for the period between June 9, 2003 and June 30, 2003.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period between January 1, 2005 and April 8, 2005 (the “Interim Period”), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

Fund	Avg. Daily Net Assets	Annual Rate
Asia Pacific Fund	$0 – 4B	0.75%
International Core Fund	$4 – 6B	0.725%
Overseas Fund	>$6B	0.70%

The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

Fund	Period Ended 9/30/05		Year Ended 12/31/04		Year Ended 12/31/03		Year Ended 12/31/02
	Fees Paid to Funds Mgmt	Fees Waived by Funds Mgmt	Fees Paid to SCM	Fees Waived by SCM	Fees Paid to SCM	Fees Waived by SCM	Fees Paid to SCM	Fees Waived by SCM
Asia Pacific	$869,174	$267,702	$807,309	$16,931	$373,820	$79,049	$440,487	$32,683
International Core	$0	$16,722	$0	$13,184	$0	$8,252	$2,194	$848
Overseas Fund	$374,999	$363,804	$903,326	$22,692	$981,473	$0	$307,238	$84,516

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested

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persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Artisan Partners Limited Partnership (“Artisan”), LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”) and Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-advisers to the stand-alone Funds (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the stand-alone Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust’s Board may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

For providing investment sub-advisory services to the stand-alone Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rate as described below. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Sub-Adviser	Fee Effective Prior to 1/1/06			Fee Effective 1/1/06
International Equity*	Artisan	All asset levels	0.70%		$0-250M >$250M	0.70 0.50	% %

	LSV	$0-150M $150-500M $500-750M $750M-1B >$1B	0.35 0.40 0.35 0.325 0.30	% % % % %	$0-150M $150-500M $500-750M $750M-1B >$1B	0.35 0.40 0.35 0.325 0.30	% % % % %

	New Star	$0-50M $50-550M >$550M	0.35 0.29 0.20	% % %	$0-50M $50-550M >$550M	0.35 0.29 0.20	% % %

International Core	New Star	$0-50M Next $500M >$550M	0.35 0.29 0.20	% % %	$0-50M Next $500M >$550M	0.35 0.29 0.20	% % %

Overseas	New Star	$0-50M Next $500M >$550M	0.35 0.29 0.20	% % %	$0-50M Next $500M >$550M	0.35 0.29 0.20	% % %

Asia Pacific	Wells Capital Management	$0-200M >$200M	0.45 0.35	% %	$0-100M $100-200M >$200M	0.65 0.55 0.45	% % %

Emerging Markets Focus	Wells Capital Management	$0-200M >$200M	0.35 0.25	% %	$0-100M $100-200M >$200M	0.65 0.55 0.45	% % %

Institutional Emerging Markets	Wells Capital Management	$0-200M >$200M	0.35 0.25	% %	$0-100M $100-200M >$200M	0.65 0.55 0.45	% % %

*	Effective September 15, 2004, Artisan, LSV and New Star each began providing sub-advisory services to a one-third portion of the assets of the International Equity Fund under an interim sub-advisory agreement subject to the sub-advisory rates referenced below. Prior to September 15, 2004, Wells Capital Management served as the Fund’s sub-adviser and was paid at the same rate as each of the new sub-advisers.

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	Sub-Adviser	Fee (as a % of average daily net assets)
International Equity Fund	Artisan LSV New Star	$0-200M > $200M	0.35 0.25	% %

Funds Management has engaged LSV to serve as investment sub-adviser to the master portfolio of Master Trust in which the International Value Fund as a gateway feeder fund invests, as listed in the charts below. Subject to the direction of the Trust’s and Master Trust’s Boards and the overall supervision and control of Funds Management and the Trust and Master Trust, LSV makes recommendations regarding the investment and reinvestment of the gateway Fund’s assets. LSV furnishes to Funds Management periodic reports on the investment activity and performance of the Fund. LSV also furnishes such additional reports and information as Funds Management and the Trust’s and Master Trust’s Boards and Officers may reasonably request.

Similar to the “dormant” investment advisory arrangement with Funds Management, a gateway Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Fund invests. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund’s assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Fund are identical to the sub-advisory fees currently charged to the master portfolio in which the gateway Fund invests, which are listed in the chart below.

Master Portfolio	Sub-Adviser	Asset Level /Fee
International Value Portfolio	LSV	$0-150M $150-500M $500-750M $750M-1B >$1B	0.35 0.40 0.35 0.325 0.30	% % % % %

Unaffiliated Sub-Advisers.

Listed below is the aggregate dollar amount of sub-advisory fees paid by the Funds to the following unaffiliated sub-advisers for the fiscal periods indicated below.

		Period Ended 9/30/05				Period Ended 9/30/04
Fund/Master Portfolio	Sub-Adviser	Fees Paid		Fees Waived/ Reimbursed		Fees Paid		Fees Waived/ Reimbursed
International Core Fund	New Star	$5,740	*	$0	*	N/A		N/A
International Equity Fund	Artisan Partners	$889,823		$0		$19,64	**	$0
	LSV	$526,568		$0		$34,936	**	$0
	New Star	$411,658		$0		N/A		N/A
International Value Portfolio	LSV	$483,065		$0		N/A		N/A
Overseas	New Star	$241,313	*	$0	*	N/A		N/A

*	For the nine-month fiscal period ended September 30, 2005.

**	Reflects sub-advisory fees paid under the interim sub-advisory agreement for the period between September 15, 2004 and September 30, 2004.

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Portfolio Managers.

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of September 30, 2005, the most recent fiscal year end for the Funds managed by the portfolio managers listed below. These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds on a day-to-day basis as follows.

Fund	Sub-Adviser	Portfolio Managers
Asia Pacific Fund	Wells Capital Management	Anthony L.T. Cragg

Emerging Markets Focus Fund Institutional Emerging Markets Fund	Wells Capital Management	Frank Chiang Josephine S. Jimenez, CFA

International Core Fund Overseas Fund	New Star	Mark Beale Brian Coffey Richard Lewis

International Equity Fund	Artisan	Mark L. Yockey, CFA

	LSV	Josef Lakonishok Puneet Mansharamani Menno Vermeulen, CFA Robert W. Vishny

	New Star	Mark Beale Brian Coffey Richard Lewis

International Value Fund	LSV	Josef Lakonishok Menno Vermeulen, CFA Robert W. Vishny

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Artisan
Mark L. Yockey, CFA	6	$13.6B	1	$253.9M	33	$9.9B
LSV
Josef Lakonishok	21	$5.6B	17	$3.3B	442	$37.5B
Puneet Mansharamani	0	$0	0	$0	0	$0
Menno Vermeulen, CFA	21	$5.6B	17	$3.3B	442	$37.5B
Robert W. Vishny	21	$5.6B	17	$3.3B	442	$37.5B
New Star
Mark Beale	6	$392.7M	3	$371.3M	8	$1.7B
Brian Coffey	4	$298.7M	4	$391.8M	8	$243.8M
Richard Lewis	3	$335.0M	3	$371.3M	14	$3.5B
Wells Capital Management
Anthony L.T. Cragg	0	$0	0	0	2	$0.5M
Frank Chiang	0	$0	0	0	9	$65M
Josephine S. Jimenez, CFA	0	$0	4	421M	2	$499M

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

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The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Artisan
Mark L. Yockey, CFA	1	$423.9M	0	$0	0	$0
LSV
Josef Lakonishok	0	$0	0	$0	17	$1.7B
Puneet Mansharamani	0	$0	0	$0	0	$0
Menno Vermeulen, CFA	0	0	0	$0	17	$1.7B
Robert W. Vishny	0	$0	0	$0	17	$1.7B
New Star
Mark Beale	0	$0	0	$0	0	$0
Brian Coffey	0	$0	0	$0	0	$0
Richard Lewis	0	$0	0	$0	0	$0
Wells Capital Management
Anthony L.T. Cragg	0	$0	0	$0	0	$0
Frank Chiang	0	$0	0	$0	0	$0
Josephine S. Jimenez, CFA	0	$0	0	$0	0	$0

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

Artisan. Artisan’s international growth portfolio managers manage various types of portfolios for multiple clients within two investment strategies—international growth and international small-cap growth. All investment accounts within a single investment strategy are managed to a single model with few exceptions resulting from client-directed restrictions or cash flow limitations of the account. Because of these considerations and the differences between the two strategies, Artisan’s Portfolio Managers may from time to time purchase securities, including initial public offerings, for one client account but not for another client account for which that team is responsible. This may result in varying performances among client accounts in the same investment strategy. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan Partners.

LSV and New Star. None of the Portfolio Managers of LSV and New Star have experienced any material conflicts with their management of the Funds in relationship with their management of other accounts or registered investment companies as a result of the procedures in place designed to ensure that all clients are treated fairly and equitably over time.

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Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated using the following compensation structures:

Artisan Compensation. The Portfolio Managers at Artisan are compensated using a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy, including the Fund. A Portfolio Manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the Portfolio Manager’s interests more closely with the long-term interests of clients. All senior professionals, including Portfolio Managers have limited partnership interests in the firm.

LSV Compensation. The Portfolio Managers at LSV receive a salary and discretionary bonus that is not linked to any specific factors such as performance or asset level. As a partner of LSV, each of the Portfolio Managers receives a portion of the overall profits of the firm.

New Star Compensation. The Portfolio Managers at New Star receive fixed cash compensation with a pension and retirement plan. All employees receive group life and medical coverage as a component of overall salary. All employees have equity ownership in the firm that is allocated over time.

Wells Capital Management Compensation. Wells Capital Management’s Portfolio Managers, except for Ms. Jimenez, are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Managers	Benchmark
Anthony L.T. Cragg	MSCI AC Asia Pacific Index

Frank Chiang	MSCI Emerging Markets Index

Josephine S. Jimenez, CFA	MSCI Emerging Markets Index

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios. Ms. Jimenez’ compensation is based on a percentage of revenues.

Beneficial Ownership in the Funds. The table below shows for each Portfolio Manager, the amount of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

0 = Not Applicable

0 = $0

A = $1 - $10,000

B = $10,001 - $50,000

C = $50,001 - $100,000

D = $100,001 - $500,000

E = $500,001 - $1,000,000

F = over $1,000,000

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Beneficial Equity Ownership in the Funds

Portfolio Manager	Asia Pacific Fund	Emerging Markets Focus Fund	International Core Fund	International Equity Fund	International Value Fund	Institutional Emerging Markets Fund	Overseas Fund
Artisan
Mark L. Yockey, CFA	—	—	—	0	—	—	—
LSV
Josef Lakonishok	—	—	—	0	0	—	—
Puneet Mansharamani	—	—	—	0	0	—	—
Menno Vermeulen, CFA	—	—	—	0	0	—	—
Robert W. Vishny	—	—	—	0	0	—	—
New Star
Mark Beale	—	—	0	0	—	—	0
Brian Coffey	—	—	0	0	—	—	0
Richard Lewis	—	—	0	0	—	—	0
Wells Capital Management
Anthony L.T. Cragg	D	—	—	—	—	—	—
Frank Chiang	—	0	—	—	—	0	—
Josephine S. Jimenez, CFA	—	B	—	—	—	0	—

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

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In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Share Class	Fund-Level Admin. Fee[1] (% of Average Daily Net Assets)			Class-Level Admin. Fee (% of Average Daily Net Assets)	Total Admin. Fee (% of Average Daily Net Assets)
Class A, Class B, Class C (all Funds except International Core Fund)	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.28%	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.33 0.32 0.31	% % %

Class A, Class B, Class C – International Core Fund only	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.23%	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.28 0.27 0.26	% % %

Administrator Class	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.10%	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.15 0.14 0.13	% % %

Institutional Class	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.08%	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.13 0.12 0.11	% % %

Investor Class – Asia Pacific Fund	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.25%	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.30 0.29 0.28	% % %

Investor Class – Overseas Fund	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.05 0.04 0.03	% % %	0.40%	$0-4.99 billion $5 -9.99 billion >$9.99 billion	0.45 0.44 0.43	% % %

[1]	Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets.

Administrative Fees Paid. For the fiscal year ends shown in the table below, the Funds listed below paid the following administrative fees:

Fund	Year Ended 9/30/05 Funds Mgmt	Year Ended 9/30/04* Funds Mgmt	Year Ended 9/30/03 Funds Mgmt
International Equity (Fund Level)	$266,655	$182,247	$1,015,079
Class A	$158,201	$165,574	*
Class B	$42,347	$49,384	*
Class C	$4,366	$7,770	*
Administrator Class	$694,525	$569,897	*
International Value (Fund Level)**	$121	$8	N/A
Class A	$293	$45	N/A
Class B	$108	N/A	N/A
Class C	$35	N/A	N/A
Administrator Class	$86	N/A	N/A

*	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

**	The Fund commenced operations on October 31, 2003.

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Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Emerging Markets Focus and Institutional Emerging Markets Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, MAM served as administrator to the predecessor portfolios of these Funds and was entitled to receive a fee per Fund ranging from 0.04% to 0.07%, depending on the Fund and the level of assets. Therefore, the table below shows the administrative fees paid by either these Funds or their predecessor portfolios. For the periods indicated below, these Funds paid the following administrative fees:

Fund	Year Ended 9/30/05 Funds Mgmt	Year Ended 9/30/04 Funds Mgmt	Three-Month Period Ended 9/30/03 Funds Mgmt	6/9/03 – 6/30/03 Funds Mgmt	7/1/02 – 6/8/03 MAM
Emerging Markets Focus (Fund Level)	$109,378	$96,909	$112,882	$10,062	$7,554
Class A	$412,968	$407,290	*	*	*
Class B	$9,796	$5,355	*	*	*
Class C	$7,116	$6,278	*	*	*
Administrator Class	$98,025	$88,405	*	*	*
Institutional Emerging Markets (Fund Level)	$54,542	$48,137	$30,099	$5,920	$25,992
Institutional Class	$98,730	$96,273	*	*	*

*	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Asia Pacific Fund, International Core Fund and Overseas Fund were created as part of the reorganization of certain portfolios of Strong into certain funds of Funds Trust. Prior to the reorganization, Strong Investor Services, Inc. (“SIS”) served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor Asia Pacific and Overseas Funds at the annual rate of 0.30% of each predecessor’s average daily net assets attributable to each Fund’s predecessor Investor Class shares, from the predecessor Overseas Fund at the annual rate of 0.02% of the predecessor’s average daily net assets attributable to its predecessor Institutional Class shares, and from the predecessor International Core Fund at the annual rate of 0.30% of the predecessor’s average daily net assets attributable to its predecessor Class A, Class B, and Class C shares. The table below shows the administration fees paid by these Funds or their predecessor portfolios for the indicated fiscal periods to the respective administrator shown below:

Fund	4/9/05 – 9/30/05	1/1/05 – 4/8/05	Year Ended 12/31/04		Year Ended 12/31/03		Year Ended 12/31/02
	Fees Paid to Funds Mgmt	Fees Paid to SIS	Fees Paid to SIS	Fees Waived by SIS	Fees Paid to SIS	Fees Waived by SIS	Fees Paid to SIS	Fees Waived by SIS
Asia Pacific Fund (Fund Level)	$144,919	$83,413	N/A	N/A	N/A	N/A	N/A	N/A
Investor Class	$162,350	$93,446	$329,696	$0	$161,529	$19,619	$163,011	$29,564
International Core Fund (Fund Level)	$406	$234	N/A	N/A	N/A	N/A	N/A	N/A
Class A	$1,284	$739	$0	$1,867	$0	$1,240	$306	$162
Class B	$2,190	$1,260	$0	$2,723	$0	$1,529	$170	$410
Class C	$367	$211	$0	$683	$182	$355	$110	$334
Administrator Class	$4	$2
Overseas Fund (Fund Level)	$16,644	$9,580	N/A	N/A	N/A	N/A	N/A	N/A
Investor Class	$908	$170,470	$0	$369,899	$0	$392,635	$113,624	$41,688
Institutional Class*	$296,171	$523	$28	$6	$0	$24	N/A	N/A

*	First offered on December 31, 2002.

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Distributor

Wells Fargo Funds Distributor, LLC (the “Distributor”), located at 525 Market Street, San Francisco, California 94105, serves as the distributor for the Funds. Prior to April 11, 2005, Stephens Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds, except the Asia Pacific, International Core and Overseas Fund.

The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds paid Stephens, and pays the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Distributor has, and Stephens previously had, entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned, certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

The tables below show the distribution-related expenses paid to the respective distributor of the Funds for the last fiscal year ended September 30, 2005.

DISTRIBUTION FEES

For the period April 11, 2005 through September 30, 2005, the Funds paid Funds Distributor the following fees for distribution-related services:

	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Emerging Markets Focus
Class B	$13,075	$0	$0	$0	$0	$13,075	*
Class C	$8,700	$0	$0	$5,233	$3,467	$0
International Core
Class B	$5,382	$0	$0	$0	$0	$5,382	*
Class C	$860	$0	$0	$735	$125	$0
International Equity
Class B	$52,031	$0	$0	$0	$0	$52,031	*
Class C	$5,183	$0	$0	$4,704	$478	$0
International Value
Class B	$280	$0	$0	$0	$0	$280	*
Class C	$90	$0	$0	$90	$0	$0

*

- WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is

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entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

For the period October 1, 2004 through April 10, 2005, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution-related expenses:

DISTRIBUTION FEES

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Emerging Markets Focus Fund
Class B	$10,465	$0	$0	$0	$0	$10,465	*
Class C	$8,160	$0	$0	$8,160	$0	$0
International Equity Fund
Class B	$48,259	$0	$0	$0	$0	$48,259	*
Class C	$5,103	$0	$0	$5,103	$0	$0
International Value Fund
Class B	$0	$0	$0	$0	$0	$0	*
Class C	$0	$0	$0	$0	$0	$0

*	- WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

Former Strong Fund. As discussed in the “Historical Fund Information” section, the International Core Fund was created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, Strong Investments, Inc. (“SII”) served as the distributor to the predecessor portfolio of the International Core Fund. Class A shares of the predecessor portfolio paid up to 0.25% per year of Class A’s average daily net assets to SII or others. Class B and Class C shares paid SII up to 1.00% per year of the class’ average daily net assets, out of which 0.25% may be used for service fees. The 12b-1 fees could also be used to pay SII for advancing commissions to securities dealers for the initial sale of Class B and Class C shares. The table below shows the distribution fees paid by the predecessor portfolio of the Fund to SII from January 1, 2005 to April 10, 2005.

	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
International Core
Class A	$486	$0	$0	$210	$277	$0
Class B	$3,486	$0	$0	$0	$0	$3,468	*
Class C	$619	$0	$0	$337	$283	$0

*	- Strong entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

The following table shows the distribution fees paid by the predecessor portfolio of the Fund to SII from January 1, 2004 to December 31, 2004.

Fund	Gross 12b-1 Fees	Absorptions	Compensation to Unaffiliated Broker-Dealers	12b-1 Fees Retained by the Distributor	Remaining 12b-1 Fees Used to Pay For 1) Advertising and 2) Printing and Mailing of Prospectuses to Other Than Current Shareholders
International Core Fund
Class A	$1,556	$1,556	$1,043	$511	$3
Class B	$9,119	$9,119	$1,875	$7,218	$28
Class C	$2,288	$2,288	$945	$1,330	$13

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General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25%, of the average daily net assets of Class A, Class B, Class C, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

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The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.25% of the average daily net assets of the Asia Pacific, Emerging Markets Focus, and Institutional Emerging Markets Funds, and 0.10% of the average daily net assets of the International Core, International Equity, International Value Funds and Overseas Funds.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
$0-85B	0.0051%
$>85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund (gateway or stand-alone) and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, a monthly multiple class fee per Fund of $500 per class beyond the first class of shares, and certain out-of-pocket costs.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Emerging Markets Focus, International Equity, International Value and Institutional Emerging Markets Funds on a continuous basis.

For the periods listed below, the aggregate dollar amount of underwriting commissions paid to the Distributor by the Funds and the amounts retained by the Distributor was as follows:

Period from 4/11/05 to 9/30/05
Paid	Retained
$35,194	$5,198

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For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:

Period from 10/1/04 to 4/10/05		Year Ended 9/30/04		Year Ended 9/30/03*
Paid	Retained	Paid	Retained	Paid	Retained
$40,903	$6,087	$2,015,276	$340,635	$1,189,589	$235,808

*	Amounts include fees paid by the Emerging Markets Focus and Institutional Emerging Markets Funds for the period from July 1, 2003 through September 30, 2003.

Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Asia Pacific Fund, International Core Fund and Overseas Fund. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII were as follows:

1/1/05 – 4/10/05
Paid	Retained
$487	$487

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

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The Funds and the International Value Portfolio use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

The Funds invest directly in foreign securities, so portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%

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Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Waiver of Minimum Initial Investment Amount for Investor Class shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

•	Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

•	Family members of any of the above.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors’ Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

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Reduced Sales Charges for Reinvestments. You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

Additional Investors Eligible to Purchase Administrator Class Shares of the Institutional Emerging Markets Fund:

•	Shareholders who receive assets from a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee that were invested in the Administrator Class of the Aggressive Allocation Fund or Conservative Allocation Fund may roll over the assets into another account (e.g., an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

•	Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Aggressive Allocation Fund or Conservative Allocation Fund may roll over the assets into another account (e.g., an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, or affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this

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manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders.

The tables below show the Funds’ portfolio turnover rate for the last two fiscal periods:

Fund	September 30, 2005	December 31, 2004	September 30, 2004
Asia Pacific	117%*	152.5%	N/A
Emerging Markets Focus	184%	N/A	225%
International Core	37%*	28.1%	N/A
International Equity	46%	N/A	112%
International Value	14%	N/A	24%
Institutional Emerging Markets	109%	N/A	104%
Overseas	111%*	21.5%	N/A

*	For the nine-month period ended September 30, 2005.

The portfolio turnover rates for the International Equity and Overseas Funds varied significantly over the past two fiscal years. The variation in the International Equity Fund’s rate was primarily due to a change in sub-advisors in fiscal year 2003. The Overseas Fund’s substantial capital flows and a net decrease in total fund size of 27% gave rise to relatively high turnover.

Brokerage Commissions. For the fiscal year ends listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year Ended 9/30/05			Year Ended 9/30/04	Year Ended 9/30/03
Emerging Markets Focus		$2,381,782		$2,371,552	$389,215	*
International Equity**	$ $ $	468,125 346,423 50,462	(Artisan) (New Star) (LSV)	$484,056	$931,561
Institutional Emerging Markets		$822,211		$613,295	$102,178	*

*	Amounts indicate fees paid from July 1, 2003 through September 30, 2003. Additionally, the increase in 2004 for the Emerging Markets Focus Fund was attributed to the merger of the Core Emerging Market Fund.

**	The decrease in brokerage commissions from fiscal year ended 2003 to fiscal year ended 2004is due to a decrease in fund assets.

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Former Montgomery Funds. For the periods listed below, the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	Period Ended 6/30/03*
Emerging Markets Focus	$209,089
Institutional Emerging Markets	$165,481

*	Amounts indicate fees paid from January 1, 2003 through June 30, 2003.

Former Strong Funds. For the fiscal periods listed below, the Funds or the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Nine-Month Period Ended 9/30/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Asia Pacific Fund	$1,426,842	$1,330,349	$1,373,166	$928,325
International Core Fund	$7,435	$3,367	$5,321	$1,603
Overseas Fund	$322,918	$261,979	$260,163	$212,832

For the fiscal year ended September 30, 2005, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
Artisan	$5,827.52	$2,938,396
Wells Capital Management	$138,572	$56,141,839

None of the other Sub-Advisers participate in such directed brokerage practices.

Securities of Regular Broker-Dealers. As of September 30, 2005, the following Fund held securities of its regular broker-dealers as indicated in the amounts shown:

Fund	Broker-Dealer	Amount
International Equity	HSBC Holdings Plc	$3,963,000

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent registered public accounting firm, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

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FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income from each taxable year dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

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If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carryforwards
Emerging Markets Focus Fund	2006 2007 2008 2009 2010	$ $ $ $ $	186,293,649 22,895,349 1,693,484 41,422,225 14,971,904

Institutional Emerging Markets Fund	2009 2010	$ $	1,766,303 6,538,143

International Equity Fund	2009 2010 2011 2012	$ $ $ $	27,486,689 24,061,440 45,537,020 17,574,879

Overseas Fund	2007 2009 2010	$ $ $	168,820 7,601,230 1,942,513

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and net capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

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Investment through Master Portfolios. The International Value Fund seeks to continue to qualify as a RIC by investing its assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and U.S. Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, realized gains or losses on the sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such

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loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such

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transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a federal income tax return. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to

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its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. The Funds may qualify for and make the election; however, even if a Fund qualifies for the election for a year, it may not make the election for such year. A Fund will notify each shareholder within 60 days after the close of the Fund’s taxable year whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if a Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

Federal Income Tax Rates. As of the printing of this SAI the maximum stated individual federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reduction in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced

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by the amounts required to be withheld. The shareholder may credit amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, if the corporate shareholder would qualify for such deduction if the Fund were not a RIC. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

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If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If a Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

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In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Variable Trust (“Variable Trust”) (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds’ Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

A.	Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

B.	Top Ten Holdings. Top ten holdings information for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis.

C.	Fund of Funds Structure.

A.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds’ Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

B.	A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ Web site simultaneous with the change.

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Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to portfolio holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be

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disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

CAPITAL STOCK

The Funds are seven of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory agreement, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectuses and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

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Set forth below as of January 6, 2006 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF JANUARY 6, 2006

Fund	Name and Address	Type of Ownership	Percentage of Class
Asia Pacific Fund

Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	24.79%

	Wells Fargo Funds Management LLC Exclusive Benefit of Its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	Record	12.22%

Emerging Markets Focus Fund

Class A	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	27.96%

Class B	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	16.45%

Class C	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	17.95%

	Bear Stearns Securities Corp. FBO 1 Metrotech Center North Brooklyn NY 11201-3870	Record	5.21%

Administrator Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	13.41%

	NFS LLC FEBO FIIOC as agent for Qualified Employee Benefit Plans (401(k) FINOPS-IC Funds 100 Magellan Way Covington KY 41015-1987	Record	6.87%

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Fund	Name and Address	Type of Ownership	Percentage of Class
Institutional Emerging Markets Fund

Institutional Class	Northern Trust Co Cust FBO Fireman’s Annuity & Benefit Fund of Chicago 20 South Clark Street Suite 1400 Chicago IL 60603-1899	Record	57.88%

	Middlesex County Retirement System ATTN Nancy B ONeil 40 Thorndike St New Superior Courthouse 3rd Level Cambridge MA 02141-1755	Record	26.05%

	Haverhill Retirement Board ATTN Kathleen Gallant 4 Summer St Rm 303 Maverhill MA 01830-5843	Record	8.88%

International Core Fund

Class A	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	45.03%

	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	11.75%

Class B	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	67.52%

Class C	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	29.47%

	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E Fl3 Jacksonville FL 32246-6484	Record	13.42%

	A G Edwards & Sons Inc FBO Thomas P Warren & Ruth J Warren One North Jefferson St Louis MO 63103-2205	Record	6.75%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	Record	6.69%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	Record	6.01%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1927	Record	5.41%

Administrator Class	Wells Fargo Funds Seeding Account 525 Market St San Francisco CA 94105	Record	69.94%

	Wells Fargo Bank NA Omnibus Cash PO Box 1533 Minneapolis MN 55480-1533	Record	30.06%
International Equity Fund

Class A	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	14.53%

Class B	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	12.35%

Class C	American Enterprise Invest Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	17.94%

Administrator Class	Wells Fargo Bank NA, FBO Wells Fargo Int Equity FD CL I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Record	59.62%

	Wells Fargo Bank NA, FBO Wells Fargo Int Equity FD CL I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Record	23.13%

	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls WI 53051-4400	Record	9.82%
International Value Fund

Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St. San Francisco, CA 94104-4122	Record	25.49%

	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	9.93%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2308	Record	6.54%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Floor Minneapolis MN 55402-1927	Record	6.29%

Class B	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	48.41%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2308	Record	6.90%

Class C	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	45.55%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Floor Minneapolis MN 55402-1927	Record	19.05%

	Wells Fargo Funds Seeding Account 525 Market St San Francisco CA 94105	Record	12.87%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Floor Minneapolis MN 55402-1927	Record	12.60%

	Wells Fargo Investments LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2308	Record	6.09%

Administrator Class	Wells Fargo Funds Seeding Account 525 Market St San Francisco CA 94105	Record	100.00%

Overseas Fund

Institutional Class	Wells Fargo Bank NA FBO Life Stages Moderate Portfolio PO Box 1533 Minneapolis MN 55480-1533	Record	44.42%

	Wells Fargo Bank NA FBO Life Stages Aggressive Portfolio PO Box 1533 Minneapolis MN 55480-1533	Record	42.52%

	Wells Fargo Bank NA FBO Life Stages Conservative Portfolio PO Box 1533 Minneapolis MN 55480-1533	Record	11.89%

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Fund	Name and Address	Type of Ownership	Percentage of Class
Investor Class	Charles Schwab & Co Inc Special Custody Account For Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	Record	8.43%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, Pennsylvania 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Funds for the fiscal year ended September 30, 2005, are hereby incorporated by reference to the Funds’ Annual Reports.

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WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND

WELLS FARGO ADVANTAGE COMMON STOCK FUND

WELLS FARGO ADVANTAGE DISCOVERY FUND

WELLS FARGO ADVANTAGE ENTERPRISE FUND

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

Class A, Class B, Class C, Class D, Class Z,

Administrator Class, Advisor Class, Investor Class and Institutional Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about twelve funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) – the Wells Fargo Advantage C&B Mid Cap Value, Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Mid Cap Growth, Opportunity, Small Cap Disciplined, Small Cap Growth, Small Cap Opportunities, Small Cap Value and Small/Mid Cap Value Funds. The Small Cap Opportunities Fund and the Small Cap Value Fund are closed to new investors. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Prior to the date of this SAI, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

Funds	A, B and C	D	Z	Administrator	Advisor	Institutional	Investor
C&B Mid Cap Value Fund	•	•		•		•

Common Stock Fund	•		•

Discovery Fund				•			•

Enterprise Fund				•	•	•	•

Mid Cap Disciplined Fund				•		•	•

Mid Cap Growth Fund	•		•

Opportunity Fund				•	•		•

Small Cap Disciplined Fund				•		•	•

Small Cap Growth Fund	•		•	•		•

Small Cap Opportunities Fund				•

Small Cap Value Fund	•		•

Small/Mid Cap Value Fund				•			•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (“Prospectuses”) dated February 1, 2006. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and report of independent registered public accounting firm for the year ended October 31, 2005, are hereby incorporated by reference to the Funds’ Annual Reports. The Prospectuses and Annual Reports may be obtained without charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

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HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On December 16, 2002, the Board of Trustees of The Montgomery Funds and The Montgomery Funds II (“Montgomery”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

On February 18, 2004, the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC Trust”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

In August and September 2004, the Board of Directors of the Strong family of funds (“Strong”) and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

The Small Cap Opportunities Fund described in this SAI was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex; the Mid Cap Growth Fund and Small Cap Growth Fund described in this SAI were created as part of the reorganization of certain of the funds of the Montgomery family of funds into certain of the Wells Fargo Advantage FundsSM. The C&B Mid Cap Value Fund described in this SAI was created as part of the reorganization of the certain portfolios of AIC Trust into certain funds of the Trust. The Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/Mid Cap Value Fund described in this SAI were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. (“SCM”), and the Wells Fargo Advantage Funds, advised by Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”) into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies. The reorganization between Montgomery and the Trust followed the Funds’ adviser’s parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds’ adviser, Montgomery Asset Management, LLC (“MAM”). The reorganization between AIC Trust and the Trust followed the Funds’ adviser entering into an agreement with the predecessor portfolio’s adviser to “adopt”/support a reorganization of the predecessor portfolio with and into the Fund. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

The chart below indicates the predecessor Stagecoach, Norwest, Montgomery, C&B and Strong funds that are the accounting survivors of the Wells Fargo Advantage Funds listed below.

Wells Fargo Advantage Funds	Predecessor Funds
C&B Mid Cap Value Fund	C&B Mid Cap Value Portfolio

Common Stock Fund	Strong Advisor Common Stock Fund

Discovery Fund	Strong Discovery Fund

Enterprise Fund	Strong Enterprise Fund

Mid Cap Disciplined Fund	Strong Mid Cap Disciplined Fund

Mid Cap Growth Fund	Montgomery Mid Cap Fund

Opportunity Fund	Strong Opportunity Fund

Small Cap Disciplined Fund	Strong Small Company Value Fund

Small Cap Growth Fund	Montgomery Small Cap Fund

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Wells Fargo Advantage Funds	Predecessor Funds
Small Cap Opportunities Fund	Norwest Small Cap Opportunities Fund

Small Cap Value Fund	Strong Advisor Small Cap Value Fund

Small/Mid Cap Value Fund	Strong Small/Mid Cap Value Fund

The C&B Mid Cap Value Fund commenced operations on July 26, 2004, as successor to the C&B Mid Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.’s C&B Mid Cap Equity Portfolio, which commenced operations on February 18, 1998.

The Common Stock Fund commenced operations on April 11, 2005, as successor to the Strong Advisor Common Stock Fund, a series of Strong Common Stock Fund, Inc. The predecessor Strong Advisor Common Stock Fund commenced operations on December 29, 1989.

The Discovery Fund commenced operations on April 11, 2005, as successor to the Strong Discovery Fund, a series of Strong Discovery Fund, Inc. The predecessor Strong Discovery Fund commenced operations on December 31, 1987.

The Enterprise Fund commenced operations on April 11, 2005, as successor to the Strong Enterprise Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Enterprise Fund commenced operations on September 30, 1998.

The Mid Cap Disciplined Fund commenced operations on April 11, 2005, as successor to the Strong Mid Cap Disciplined Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Mid Cap Disciplined Fund commenced operations on December 31, 1998.

The Mid Cap Growth Fund commenced operations on June 9, 2003 as successor to the Montgomery Mid Cap Fund and the Wells Fargo Mid Cap Growth Fund. The Montgomery Mid Cap Fund, which commenced operations on December 30, 1994, is considered the surviving entity for accounting purposes. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the Mid Cap Fund.

The Opportunity Fund commenced operations on April 11, 2005, as successor to the Strong Opportunity Fund, a series of Strong Opportunity Fund, Inc. The predecessor Strong Opportunity Fund commenced operations on December 31, 1985.

The Small Cap Disciplined Fund commenced operations on April 11, 2005, as successor to the Strong Small Company Value Fund, a series of Strong Equity Funds II, Inc. The predecessor Strong Small Company Value Fund commenced operations on March 28, 2002.

The Small Cap Growth Fund commenced operations on June 9, 2003 as successor to the Montgomery Small Cap Fund. The predecessor fund commenced operations on July 13, 1990. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Small Cap Growth Fund changed its name from the Montgomery Small Cap Fund to the Small Cap Growth Fund effective April 11, 2005.

The Small Cap Opportunities Fund commenced operations on November 8, 1999, as successor to the Small Cap Opportunities Fund of Norwest. The predecessor Norwest Small Cap Opportunities Fund commenced operations on August 1, 1993. As of May 17, 2002, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

The Small Cap Value Fund commenced operations on April 11, 2005, as successor to the Strong Advisor Small Cap Value Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Advisor Small Cap Value Fund commenced operations on December 31, 1997. The Small/Mid Cap Value Fund commenced operations on April 11, 2005, as successor to the Strong Small/Mid Cap Value Fund, a series of Strong Equity Funds II, Inc. The predecessor Strong Small/Mid Cap Value Fund commenced operations on March 28, 2002.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

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The Funds may not:

(1)	purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements;

(2)	purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3)	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4)	issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5)	make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6)	underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8)	purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1)	Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2)	Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)	Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

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(4)	Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5)	Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6)	Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7)	Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8)	Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:

“Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

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Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

The Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

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Derivative Securities

The Funds may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Fund often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force of the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Emerging Market Securities

Certain Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

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There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

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The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of

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the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

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Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated

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currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of their investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of

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the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

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Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

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The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carries greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

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Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association (“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“FNMA”) notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

MANAGEMENT

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consist of 139 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

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In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 63	Trustee, since 1987	Associate Professor of Finance, Wake Forest University, Calloway School of Business and Accountancy.	N/A

Peter G. Gordon, 63	Trustee, since 1998; (Chairman, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 72	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	N/A

Olivia Mitchell, 52	Trustee, since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

Timothy J. Penny, 54	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 65	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 61	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 46	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
Stacie D. DeAngelo, 37	Treasurer, since 2003	Senior Vice President of Wells Fargo Bank, N.A. and Senior Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000.	N/A

C. David Messman, 45	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. and Senior Vice President and Secretary of Wells Fargo Funds Management, LLC. Vice President and Senior Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
[2]	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Governance Committee and Audit Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Committee meets only as necessary, and mettwice during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firms on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the

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Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2005, the Trustees received the following compensation:

Compensation Table

Year Ended September 30, 2005*

	Interested Trustees		Independent Trustees**
Fund Name	Robert C. Brown***	J. Tucker Morse	Peter G. Gordon	Richard M. Leach	Thomas S. Goho	Timothy J. Penny	Donald C. Willeke

C&B Mid Cap Value Fund	$583	$856	$1,008	$856	$856	$856	$856

Common Stock Fund	$583	$856	$1,008	$856	$856	$856	$856

Discovery Fund	$583	$856	$1,008	$856	$856	$856	$856

Enterprise Fund	$583	$856	$1,008	$856	$856	$856	$856

Mid Cap Disciplined Fund	$583	$856	$1,008	$856	$856	$856	$856

Mid Cap Growth Fund	$583	$856	$1,008	$856	$856	$856	$856

Opportunity Fund	$583	$856	$1,008	$856	$856	$856	$856

Small Cap Disciplined Fund	$583	$856	$1,008	$856	$856	$856	$856

Small Cap Growth Fund	$583	$856	$1,008	$856	$856	$856	$856

Small Cap Opportunities Fund	$583	$856	$1,008	$856	$856	$856	$856

Small Cap Value Fund	$583	$856	$1,008	$856	$856	$856	$856

Small/Mid Cap Value Fund	$583	$856	$1,008	$856	$856	$856	$856

Total Compensation from the Fund Complex****	$81,000	$119,000	$140,250	$119,000	$119,000	$119,000	$119,000

*	The Mid Cap Growth, Small Cap Growth and Small Cap Opprotunities changed their fiscal year ends from September 30 to October 31.
**	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
***	(Retired as of April 5, 2005.
****	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 139 funds).

Compensation Table

Period Ended October 31,, 2005*

	Interested Trustees		Independent Trustees**
Fund Name	J. Tucker Morse	Peter G. Gordon	Richard M. Leach	Thomas S. Goho	Timothy J. Penny	Donald C. Willeke

C&B Mid Cap Value Fund	$144	$189	$144	$144	$144	$144

Common Stock Fund	$144	$189	$144	$144	$144	$144

Discovery Fund	$144	$189	$144	$144	$144	$144

Enterprise Fund	$144	$189	$144	$144	$144	$144

Mid Cap Disciplined Fund	$144	$189	$144	$144	$144	$144

Mid Cap Growth Fund	$144	$189	$144	$144	$144	$144

Opportunity Fund	$144	$189	$144	$144	$144	$144

Small Cap Disciplined Fund	$144	$189	$144	$144	$144	$144

Small Cap Growth Fund	$144	$189	$144	$144	$144	$144

Small Cap Opportunities Fund	$144	$189	$144	$144	$144	$144

Small Cap Value Fund	$144	$189	$144	$144	$144	$144

Small/Mid Cap Value Fund	$144	$189	$144	$144	$144	$144

Total Compensation from the Fund Complex****	$20,000	$26,250	$20,000	$20,000	$20,000	$20,000

*	The Funds changed their fiscal year end from September 30 to October 31.

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**	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
***	(Retired as of April 5, 2005
****	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 139 funds). ficial Equity Ownership Information. As of the calendar year ended December 31, 2005, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of equity securities beneficially owned by the Trustees in the Funds, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2005

	Dollar Range of Equity Securities in the Funds
Trustee*	C&B Mid Cap ValueSM	Common Stock**	Discovery**	Enterprise**	Mid Cap Disciplined**	Mid Cap Growth	Opportunity**	SmallCap Disciplined**	Small Cap Growth	Small Cap Opportunities	Small Cap Value**	Small/ Mid Cap Value**	Aggregate Dollar Range of Equity Securities of Fund Complex***
Independent Trustees
Thomas S. Goho	0	0	0	0	0	0	0	0	0	0	0	0	D
Peter G. Gordon	B	0	0	A	B	B	0	0	0	A	0	0	D
Richard M. Leach	0	0	0	0	0	0	0	0	0	0	0	0	D
Timothy J. Penny	0	0	0	0	0	0	0	0	0	0	0	0	D
Donald C. Willeke	0	0	0	0	0	0	0	0	A	0	0	C	D

Interested Trustee

J. Tucker Morse	0	0	0	0	0	0	0	0	D	B	0	0	D

*	Robert C. Brown former interested Trustee, retired as of April, 5, 2005. Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

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**	These Funds commenced operations on April 11, 2005.
***	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 139 funds).

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Ownership of Securities of Certain Entities. None of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program’s assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund’s assets. In such an instance, Funds Management’s decision to make changes to or rebalance the program’s allocations may substantially impact the Fund’s performance.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

Fee
Fund	Prior to 8/1/04	Effective 8/1/04
C&B Mid Cap Value Fund	N/A	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Common Stock Fund	N/A	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Discovery Fund	N/A	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Enterprise Fund	N/A	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Mid Cap Disciplined Fund	N/A	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Mid Cap Growth	0.75	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

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Fee
Fund	Prior to 8/1/04		Effective 8/1/04
Opportunity Fund	N/A	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Small Cap Disciplined	N/A	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %

Small Cap Growth	0.90	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %

Small Cap Opportunities	0.90	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %

Small Cap Value Fund	N/A	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %

Small/Mid Cap Value Fund	N/A	$ $ $ $ >$	0-499M 500-999M 1-2.99B 3-4.99B 4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %

Advisory Fees Paid. Advisory fees paid by each Fund are shown in the tables below.

Small Cap Opportunities Fund. For the fiscal periods shown in the table below, the Small Cap Opportunities Fund paid the following advisory fees, and Funds Management waived the indicated fees:

	Period Ended 10/31/05*		Year Ended 9/30/05		Year Ended 9/30/04		Year Ended 9/30/03
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Small Cap Opportunities	$492,087	$72,351	$613,435	$5,895,061	$3,812,874	$489,974	$2,523,917	$336,170

*	The Fund changed its fiscal year-end from September 30 to October 31.

Former C&B Fund. As discussed in the “Historical Fund Information” section, the C&B Mid Cap Value Fund was created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust, which occurred on July 26, 2004. Prior to the reorganization, Cooke & Bieler, L.P. (“C&B”) served as the investment adviser to the predecessor portfolio of the Fund, and was entitled to receive an annual fee equal to 0.63% of the average daily net assets of the predecessor portfolio. Therefore, the table below shows the advisory fees paid by the Fund and the predecessor portfolio of the Fund to the respective investment adviser.

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Fund	Year Ended 10/31/05 Funds Mgmt		7/26/04 - 10/31/04 Funds Mgmt		11/1/03 - 7/25/04 C&B		Year Ended 10/31/03 C&B
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
C&B Mid Cap Value Fund	$5,148,877	$679,531	$934,668	$186,320	$2,072,844	$0	$1,019,789	$0

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Mid Cap Growth and Small Cap Growth Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, Wells Capital Management Incorporated (“Wells Capital Management” or “WCM”) and MAM served as the investment advisers to the predecessor portfolios of these Funds.

For the period from January 17, 2003 through June 8, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Mid Cap Growth and Small Cap Growth Funds pursuant to an interim investment management agreement. Prior to January 17, 2003, MAM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

Fund	Average Daily Net Assets		Annual Fee Rate
Mid Cap Growth	$ >$	0 –200M 200M	1.40 1.25	% %

Small Cap Growth	$ >$	0 –250M 250M	1.00 0.80	% %

The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:

Fund	One-Month Period Ended 10/31/05* Funds Mgmt		Year Ended 9/30/05 Funds Mgmt		Year Ended 9/30/04 Funds Mgmt
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Mid Cap Growth	$99,324	$926	$1,044,520	$10,792	$686,255	$70,572

Small Cap Growth	$174,711	$33,154	$1,541,119	$293,541	$555,417	$269,751

Fund	Three-Month Period Ended 9/30/03 Funds Mgmt		1/17/03-6/30/03** Funds Mgmt/WCM		7/1/02-1/16/03** MAM
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Mid Cap Growth	$176,561	$0	$433,850	$9,445	$345,344	$281,043

Small Cap Growth	$88,254	$41,070	$166,184	$27,408	$190,365	$25,486

*	The Funds changed their fiscal year ends from September 30 to October 31.

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**	For the fiscal year ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period of July 1, 2002 through January 16, 2003, and to Wells Capital Management for the period of January 17, 2003 through June 8, 2003. The Funds paid advisory fees to Funds Management for the period of June 9, 2003 through June 30, 2003.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/Mid Cap Value Fund were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005 and April 8, 2005 (the “Interim Period”), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

Fund	Average Daily Net Assets		Annual Rate (as a percentage of net assets)
Common Stock Fund		$0-4B	0.75%
Enterprise Fund		$4-6B	0.725%
Mid Cap Disciplined Fund	>$	6B	0.70%
Opportunity Fund
Small Cap Disciplined Fund
Small Cap Value Fund
Small/Mid Cap Value Fund

Discovery Fund		All Asset Levels	0.75%

The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts. While payments are being made to the same adviser, Funds Management, payments for ‘05 were paid out under different advisory contracts. The tables below reflect the separate payments made on 2005.

Fund	Period Ended 10/31/05*		Year Ended 12/31/04		Year Ended 12/31/03		Year Ended 12/31/02**
	Fees Paid to Funds Mgmt	Fees Waived by Funds Mgmt	Fees Paid to SCM	Fees Waived by SCM	Fees Paid to SCM	Fees Waived by SCM	Fees Paid to SCM	Fees Waived by SCM
Common Stock	$4,704,406	$1,501,807	$10,389,540	$270,153	$11,789,247	$0	$12,132,512	$0
Discovery Fund	$828,660	$233,083.	$1,247,635	$34,169	$1,126,171	$0	$1,091,236	$0
Enterprise Fund	$1,028,957	$69,409	$2,021,316	$54,238	$1,952,745	$0	$2,224,861	$0
Mid Cap Disciplined	$2,591,327	$795,903	$3,718,339	$123,729	$1,908,727	$0	$1,138,558	$0
Opportunity	$8,839,239	$1,594261	$18,886,946	$505,321	$20,914,722	$0	$24,174,012	$0
Small Cap Disciplined	$804,529	$124,475	$607,642	$20,705	$123,814	$6,757	$12,620	$22,788
Small Cap Value	$11,682,276	$3,149,537	$14,993,191	$402,979	$11,574,236	$0	$8,058,301	$0
Small/Mid Cap Value	$165,319	$55,111	$93,363	$2,701	$25,425	$8,106	$4,773	$8,478

*	The Funds changed their fiscal year ends from December 31 to October 30.
**	Reflects fees for the period from March 28, 2002 (commencement of operations) through December 31, 2002.

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Fund	Period 01/01/05 through 04/10/05
	Fees Paid to Funds Mgmt	Fees Waived by Funds Mgmt
Common Stock	$2,547,142	$132,377
Discovery Fund	$373,507	$19,431
Enterprise Fund	$538,656	$26,577
Mid Cap Disciplined	$1,400,825	$72,659
Opportunity	$4,969,683	$260,154
Small Cap Disciplined	$301,239	$15,189
Small Cap Value	$5,146,887	$239,918
Small/Mid Cap Value	$40,519	$4,460

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Cooke & Bieler, L.P. (“C&B”), Schroder Investment Management North America Inc. (“Schroder”), and Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust’s Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

For providing sub-advisory services, C&B, Schroder and Wells Capital Management are entitled to receive monthly fees at the annual rate as described below. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Sub-Adviser	Fee
C&B Mid Cap Value Fund	C&B	$ $ $ >$	0-250M 250-500M 500-750M 750M	0.55 0.50 0.45 0.40	% % % %

Small Cap Opportunities Fund	Schroder	$ >$	0-275M 275M	0.50 0.45	% %

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Fund	Sub-Adviser	Fee Effective Prior to 1/1/06				Fee Effective 1/1/06
Common Stock Fund	Wells Capital Management	$ >$	0-200M 200M	0.35 0.30	% %	$ $ >$	0-100M 100-200M 200M	0.45 0.40 0.30	% % %

Discovery Fund	Wells Capital Management	$ >$	0-200M 200M	0.35 0.30	% %	$ $ >$	0-100M 100-200M 200M	0.45 0.40 0.35	% % %

Enterprise Fund	Wells Capital Management	$ >$	0-200M 200M	0.35 0.30	% %	$ $ >$	0-100M 100-200M 200M	0.45 0.40 0.30	% % %

Mid Cap Disciplined Fund	Wells Capital Management	$ >$	0-200M 200M	0.35 0.30	% %	$ $ >$	0-100M 100-200M 200M	0.45 0.40 0.30	% % %

Mid Cap Growth Fund	Wells Capital Management	$ >$	0-200M 200M	0.25 0.20	% %	$ $ >$	0-100M 100-200M 200M	0.45 0.40 0.30	% % %

Opportunity Fund	Wells Capital Management	$ >$	0-200M 200M	0.35 0.30	% %	$ $ >$	0-100M 100-200M 200M	0.45 0.40 0.30	% % %

Small Cap Disciplined Fund	Wells Capital Management	$ >$	0-200M 200M	0.35 0.30	% %	$ $ >$	0-100M 100-200M 200M	0.55 0.50 0.40	% % %

Small Cap Growth Fund	Wells Capital Management	$ >$	0-200M 200M	0.25 0.20	% %	$ $ >$	0-100M 100-200M 200M	0.55 0.50 0.40	% % %

Small Cap Value Fund	Wells Capital Management	$ >$	0-200M 200M	0.35 0.30	% %	$ $ >$	0-100M 100-200M 200M	0.55 0.50 0.40	% % %

Small/Mid Cap Value Fund	Wells Capital Management	$ >$	0-200M 200M	0.35 0.30	% %	$ $ >$	0-100M 100-200M 200M	0.45 0.40 0.35	% % %

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/Mid Cap Value Fund were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of each predecessor fund’s average daily net assets.

Fund	Sub-Adviser	Fee
Common Stock Fund	Wells Capital Management		$0-200M	0.35%
Discovery Fund		>$	200M	0.30%
Enterprise Fund
Mid Cap Disciplined Fund
Opportunity Fund
Small Cap Disciplined Fund
Small Cap Value Fund
Small/Mid Cap Value Fund

Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

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Unaffiliated Sub-Advisers. The Funds listed below paid the following aggregate dollar amount of sub-advisory fees to the following unaffiliated sub-advisers for the past three fiscal years:

Period Ended	Fund	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
10/31/05	C&B Mid Cap Value Fund	C&B	$2,925,749	$0

10/01/05 - 10/31/05	Small Cap Opportunities Fund	Schroder	$270,541	$0

9/30/05	Small Cap Opportunities Fund	Schroder	$3,108,079	$0
10/31/04	C&B Mid Cap Value Fund	C&B	$1,329,297	$0
9/30/04	Small Cap Opportunities Fund	Schroder	$2,297,925	$0
9/30/03	Small Cap Opportunities Fund	Schroder	$1,747,309	$0
9/30/02	Small Cap Opportunities Fund	Schroder	$2,105,560	$0

Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of October 31, 2005, the most recent fiscal year end for the Funds managed by the portfolio manager listed below. These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds’ on a day-to-day basis as follows.

Fund	Sub-Adviser	Portfolio Managers
C&B Mid Cap Value Fund	C&B	Kermit S. Eck, CFA Daren Heitman, CFA Michael M. Meyer, CFA James R. Norris Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA

Common Stock Fund Opportunity Fund	Wells Capital Management	Ann M. Miletti Richard T. Weiss

Discovery Fund	Wells Capital Management	James M. Leach, CFA Thomas J. Pence, CFA

Enterprise Fund	Wells Capital Management	Sunjay Goel, CFA Thomas J. Pence, CFA

Mid Cap Disciplined Fund Small Cap Disciplined Fund	Wells Capital Management	Robert J. Costomiris, CFA

Mid Cap Growth Fund Small Cap Growth Fund	Wells Capital Management	Jerome “Cam” Philpott, CFA Stuart Roberts

Small Cap Opportunities Fund	Schroder	Jenny B. Jones

Small/Mid Cap Value Fund	Wells Capital Management	I. Charles Rinaldi

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

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Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	5	$821.1M	0	$0	196	$2.6B
Daren Heitman, CFA	2	$237.9M	1	$51.3M	408	$5,428M
Michael M. Meyer, CFA	5	$821.1M	0	$0	197	$2.6B
James R. Norris	5	$821.1M	0	$0	199	$2.6B
Edward W. O’Connor, CFA	5	$821.1M	0	$0	199	$2.6B
R. James O’Neil, CFA	5	$821.1M	0	$0	196	$2.6B
Mehul Trivedi, CFA	5	$821.1M	0	$0	197	$2.6B
Schroder
Jenny B. Jones	3	$630M	6	$1.12B	5	$58.6M
Wells Capital Management
Robert J. Costomiris, CFA	3	$1.13M	1	$5.18M	0	0
Sunjay Goel, CFA	0	0	0	0	1	$5.5M
James M. Leach, CFA	2	$248M	8	$65M	6	$1M
Ann M. Miletti	3	$4.54B	1	$13M	44	$1.1B
Thomas J. Pence, CFA	7	$727M	8	$65M	59	$990M
Jerome “Cam” Philpott, CFA	5	$465M	4	$98M	9	$850M
Stuart Roberts	5	$465M	4	$98M	15	$890M
I. Charles Rinaldi	5	$2.20B	1	$127M	27	$543M
Richard T. Weiss	5	$4.64B	1	$13M	46	$1.1B

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed
Portfolio Manager*	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	0	$0	0	$0	1	$111M
Daren Heitman, CFA	0	$0	0	$0	1	$158.2M
Michael M. Meyer, CFA	0	$0	0	$0	1	$111M
James R. Norris	0	$0	0	$0	1	$111M
Edward W. O’Connor, CFA	0	$0	0	$0	1	$111M
R. James O’Neil, CFA	0	$0	0	$0	1	$111M
Mehul Trivedi, CFA	0	$0	0	$0	1	$111M

Schroder
Jenny B. Jones	0	$0	0	$0	0	$0

Wells Capital Management
Robert J. Costomiris, CFA	0	$0	0	$0	0	$0
Sunjay Goel, CFA	0	$0	0	$0	1	$5.5M
James M. Leach, CFA	0	$0	0	$0	0	$0
Ann M. Miletti	0	$0	0	$0	0	$0
Thomas J. Pence, CFA	0	$0	0	$0	0	$0
Jerome “Cam” Philpott, CFA	0	$0	0	$0	1	$184M
Stuart Roberts	0	$0	0	$0	1	$184M
I. Charles Rinaldi	0	$0	0	$0	1	$68M
Richard T. Weiss	0	$0	0	$0	0	$0

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

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C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Funds’ Portfolio Managers were compensated using the following compensation structures:

C&B Compensation. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the Russell Mid Cap Value Index for the Mid Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm’s overall success.

Wells Capital Management. Wells Capital Management’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Manager	Benchmark

Robert J. Costomiris, CFA	Russell 1000 Value Index

Sunjay Goel, CFA	Russell Midcap Growth Index

James M. Leach, CFA	Russell Midcap Growth Index Russell 2500 Growth Index

Ann M. Miletti Richard T. Weiss	Russell Midcap Index

Thomas J. Pence, CFA	Russell 1000 Growth Index Russell Midcap Growth Index Russell 2500 Growth Index

Jerome “Cam” Philpott, CFA Stuart Roberts	Russell 2000 Growth Index Russell Midcap Growth Index

I. Charles Rinaldi	Russell 2500 Value Index

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Beneficial Ownership in the Funds. As of the Funds’ most recent fiscal year ended October 31, 2005, the table below shows for each Portfolio Manager, the amount of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

— = Not Applicable

0 = $0

A = $1 - $10,000

B = $10,001 - $50,000

C = $50,001 - $100,000

D = $100,001 - $500,000

E = $500,001 - $1,000,000

F = over $1,000,000

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Beneficial Equity Ownership in the Funds

Portfolio Manager	C&B Mid Cap Value Fund	Common Stock Fund	Discovery Fund	Enterprise Fund	Mid Cap Disciplined Fund	Mid Cap Growth Fund	Opportunity Fund	Small Cap Disciplined Fund	Small Cap Growth Fund	Small Cap Opportunities Fund	Small Cap Value Fund	Small/ Mid Cap Value Fund
C&B
Kermit S. Eck	0	—	—	—	—	—	—	—	—	—	—	—
Daren Heitman, CFA	A	—	—	—	—	—	—	—	—	—	—	—
Michael M. Meyer	0	—	—	—	—	—	—	—	—	—	—	—
James R. Norris	B	—	—	—	—	—	—	—	—	—	—	—
Edward W. O’Connor	B	—	—	—	—	—	—	—	—	—	—	—
R. James O’Neil	0	—	—	—	—	—	—	—	—	—	—	—
Mehul Trivedi	C	—	—	—	—	—	—	—	—	—	—	—
Wells Capital Management
Robert J. Costomiris, CFA	—	—	—	—	A	—	—	0	—	—	—	—
Sunjay Goel, CFA	—	—	—	A	—	—	—	—	—	—	—	—
James M. Leach, CFA	—	—	B	—	—	—	—	—	—	—	—	—
Ann M. Milette	—	E	—	—	—	—	E	—	—	—	—	—
Thomas J. Pence, CFA	—	—	A	A	—	—	—	—	—	—	—	—
Jerome C. Philpott, CFA	—	—	—	—	—	B	—	—	C	—	—	—
Stuart Roberts	—	—	—	—	—	0	—	—	E	—	—	—
I. Charles Rinaldi	—	—	—	—	—	—	—	—	—	—	F	E
Richard T. Weiss	—	F	—	—	—	—	F	—	—	—	—	—

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Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Share Class	Fund-Level Admin. Fee[1] (% of Average Daily Net Assets)				Class-Level Admin. Fee (% of Average Daily Net Assets)	Total Admin. Fee (% of Average Daily Net Assets)
Class A, Class B, Class C (all Funds	$ $ >$	0-4.99 billion 5 -9.99 billion 9.99 billion	0.05 0.04 0.03	% % %	0.28%	$ $ >$	0-4.99 billion 5 -9.99 billion 9.99 billion	0.33 0.32 0.31	% % %

Administrator Class	$ $ >$	0-4.99 billion 5 -9.99 billion 9.99 billion	0.05 0.04 0.03	% % %	0.10%	$ $ >$	0-4.99 billion 5 -9.99 billion 9.99 billion	0.15 0.14 0.13	% % %

Administrative Fees Paid. For the fiscal year ends shown in the table below, the Funds listed below paid the following administrative fees:

Fund	Period Ended 10/31/05**	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03
	Funds Mgmt	Funds Mgmt	Funds Mgmt	Funds Mgmt
Small Cap Opportunities (Fund Level)	$27,558	$331,982	$239,100	$715,932

Administrator Class	$55,556	$995,933	$956,400	*

For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

**	The Fund changed its fiscal year end from September 30 to October 31.

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Mid Cap Growth and Small Cap Growth Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, MAM served as administrator to the predecessor portfolios of these Funds and was entitled to receive a fee per predecessor portfolio ranging from 0.04% to 0.07%, depending on the predecessor portfolio and level of assets. Therefore, the table below shows the administrative fees paid by either these Funds or their predecessor portfolios. For the periods indicated below, these Funds or their predecessor portfolios paid the following administrative fees:

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Fund*	Period Ended 10/31/05Funds Mgmt***	Year Ended 9/30/05 Funds Mgmt	Year Ended 9/30/04 Funds Mgmt	Three-Month Period Ended 9/30/03 Funds Mgmt		6/9/03 – 6/30/03 Funds Mgmt		7/1/02 – 6/8/03 MAM
Mid Cap Growth (Fund Level)	$6,622	$69,635	$50,455	$77,685		$6,644		$47,502
Class A	$23,781	$292,690	$261,752	*	*	*	*	*	*
Class B	$1,851	$23,210	$18,232	*	*	*	*	*	*
Class C	$358	$3,871	$2,565	*	*	*	*	*	*
Class Z*	$17,824	$112,794
Small Cap Growth (Fund Level)	$9,706	$85,618	$45,843	$47,381		$5,687		$22,564
Class A	$21,822	$201,630	$244,424	*	*	*	*	*	*
Class B	$4,649	$30,126	$1,444	*	*	*	*	*	*
Class C	$1,328	$8,658	$519	*	*	*	*	*	*
Class Z*	$12,706	$92,979
Administrator Class	$4,238	$85,588	$7,380	*	*	*	*	*	*
Institutional Class*	$1,938	$3,051

*	Class Z shares for the Funds and the Institutional Class shares for the Small Cap Growth Fund are available to investors effective April 11, 2005.
**	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.
***	The Funds changed their fiscal year ends from Setember 30 to October 31.

Former C&B Fund. As discussed in the “Historical Fund Information” section, the C&B Mid Cap Value Fund was created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust , which occurred on July 26, 2004. Prior to the reorganization of the Fund, SEI Investments Global Funds Services (“SEI”) served as the administrator to the predecessor portfolio of the Fund, and was entitled to receive the following annual fees:

Average Daily Net Assets	Administrative Fees (% of Average Daily Net Assets)
$0-250M	0.150%
$250-500M	0.125%
>$500M	0.100%

Therefore, the table below shows the administration fees paid by the Fund and the predecessor portfolio of the Fund to the respective administrator.

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Fund	Year Ended 10/31/05 Funds Mgmt	7/26/04 -10/31/04 Funds Mgmt	11/1/03 – 7/25/04 SEI	Year Ended 10/31/03 SEI
C&B Mid Cap Value Fund (Fund Level)	$349,920	$75,173	$564,777	$275,851
Class A	$50,403	$1,801	*	*
Class B	$22,049	$865	*	*
Class C	$12,219	$313	*	*
Class D	$1,426,723	$374,920	*	*
Administrator Class	$156,438	$21,941	*	*
Institutional Class	$42,489	$4,412	*	*

For the period ended October 31, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/Mid Cap Value Fund were created as part of the reorganization of certain mutual funds of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. (“SIS”) served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate shown below of the predecessor portfolio’s average daily net assets attributable to the predecessor classes of shares shown below:

Class	Fee
Class A, Class B, Class C, Class Z, Advisor Class and Investor Class (except for the Discovery Fund) Shares	0.30%
Administrator Class (formerly Class K) Shares	0.25%
Institutional Class Shares	0.02%
Discovery Fund — Investor Class	0.25%

The table below shows the administrative fees paid by the Funds or their predecessor portfolios to the respective administrator.

Fund	Year ended 10/31/05 Fees Paid**** (Funds Mgmt)	Year Ended 12/31/04 Fees Paid (SIS)	Year Ended 12/31/03 Fees Paid (SIS)	Year Ended 12/31/02 Fees Paid (SIS)
Common Stock Fund (Fund Level)	$329,633
Class A	$192,717	$228,909	$185,953	$120,461
Class B	$104,446	$112,002	$92,421	$63,023
Class C	$65,477	$89,390	$83,696	$62,105
Class Z	$4,155,375	$3,833,576	$4,357,362	$4,626,000
Discovery Fund	$55,109
Administrator Class	$1,527

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Fund	Year ended 10/31/05 Fees Paid**** (Funds Mgmt)	Year Ended 12/31/04 Fees Paid (SIS)	Year Ended 12/31/03 Fees Paid (SIS)	Year Ended 12/31/02 Fees Paid (SIS)
Investor Class	$757,621	$427,268	$375,422	$363,745
Enterprise Fund	$68,597
Administrator Class	$16,342	$17,917	$28,242	$2,469
Investor Class	$1,124,623	$760,779	$430,554	$761,402
Advisor Class	$3,939	$4,813	$4,752	$3,912
Institutional Class*	$6,884	$784	$0	N/A
Mid Cap Disciplined Fund	$175,114
Administrator Class	$13,953
Institutional Class	$12,216
Investor Class	$2,435,947	$1,536,827	$760,908	$456,263
Opportunity Fund	$647,697
Investor Class	$8,741,719	$7,349,226	$8,005,978	$9,389,611
Advisor Class	$361,551	$404,271	$363,721	$315,933
Administrator Class (formerly Class K)**	$22,300	$2,030	$0	$323
Small Cap Disciplined Fund	$44,696
Administrative Class	$230
Institutional Class	$6
Investor Class***	$228,909	$250,673	$52,229	$12,843
Small Cap Value Fund	$731,258
Class A	$1,689,964	$1,789,907	$1,395,380	$842,442
Class B	$387,696	$374,862	$284,393	$194,010
Class C	$430,269	$449,504	$380,914	$232,607
Class Z	$6,546,192	$3,544,194	$2,571,489	$1,958,967
Small/Mid Cap Value Fund	$9,184
Administrator Class	$3,973
Investor Class***	$92,261	$38,186	$0	$1,823

*	For the fiscal year ended December 31, 2003, reflects fees from June 30, 2003 (commencement of class operations) to December 31, 2003.
**	For the fiscal year ended December 31, 2002, reflects fees from August 30, 2002. (commencement of class operations) to December 31, 2002.
***	For the fiscal year ended December 31, 2002, reflects fees from March 28, 2002 (commencement of fund operations) to December 31, 2002.
****	The Funds changed their fiscal year ends from December 31 to October 31.

Distributor

Wells Fargo Funds Distributor, LLC (the “Distributor”), located at 525 Market Street, San Francisco, California 94105, serves as the distributor for the Funds. Prior to April 11, 2005, Stephens Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds, except the Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Disciplined, Small Cap Value and Small/Mid Cap Value Funds.

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The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds paid Stephens and pays the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Fund is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Distributor has entered, and Stephens previously entered, into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned, certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. The tables below show the distibution-related expenses paidto the respective distributor of the Funds for the fiscal year ended October 31, 2005.

DISTRIBUTION FEES

For the period April 11, 2005 through October 31, 2005, the Funds paid Funds Distributor the following fees for distribution-related services:

	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
C&B Mid Cap Value Fund
Class B	$41,761	$0	$0	$0	$0	$41,761	*
Class C	$23,482	$0	$0	$22,693	$788	$0
Mid Cap Growth Fund
Class B	$32,969	$0	$0	$0	$0	$32,969	*
Class C	$5,976	$0	$0	$5,360	$617	$0
Small Cap Growth Fund
Class B	$76,895	$0	$0	$0	$0	$76,895	*
Class C	$22,182	$0	$0	$14,659	$7,523	$0

•	WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by an unaffiliated third party lender from the amounts assigned.

For the period November 1, 2004 through April 10, 2005, the Funds listed below (except the Mid Cap Growth and Smal Cap Funds) paid to Stephens, pursuant to the Plan, the following fees for distribution-related expenses:

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DISTRIBUTION FEES

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
C&B Mid Cap Value
Class B	$15,735	$0	$0	$0	$0	$15,735	*
Class C	$8,411	$0	$0	$8,411	$0	$0
Mid Cap Growth Fund*
Class B	$27,530	$0	$0	$0	$0	$27,530	*
Class C	$4,128	$0	$0	$4,128	$0	$0
Small Cap Growth Fund*
Class B	$81,511	$0	$0	$0	$0	$81,511	*
Class C	$22,014	$0	$0	$22,014	$0	$0

•	WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by an unaffiliated third party lender from the amounts assigned.
**	The Mid Cap Growth Fund and Small Cap Growth Fund changed their fiscal year ends from September 30 to October 31, so the amounts shown are for the period October 1, 2004 through April 10, 2005.

Former Strong Funds. Prior to the reorganization of certain portfolios of Strong into certain Funds of the Trust as discussed in the “Historical Fund Information” section, the predecessor portfolios of the following funds adopted a distribution plan under Rule 12b-1 for the share classes described: the Common Stock Fund and Enterprise Fund on behalf of their Class A, Class B, and Class C shares; the Enterprise Fund on behalf of its Advisor Class and Investor Class shares; the Opportunity Fund on behalf of its Advisor Class shares, and the Small Cap Disciplined Fund and Small/Mid Cap Value Fund on behalf of their Investor Class shares. Strong Investments, Inc. (“SII”) served as the distributor to the predecessor portfolios of these Funds. Class A, Investor Class and Advisor Class shares of the predecessor portfolios paid up to 0.25% per year of each class’ average daily net assets to SII or others. Class B and Class C shares paid SII up to 1.00% per year of the class’ average daily net assets, out of which 0.25% could be used for service fees. The 12b-1 fees could also be used to pay SII for advancing commissions to securities dealers for the initial sale of Class B and Class C shares. The table below shows the distribution fees paid by the predecessor portfolios of these Funds to SII from January 1, 2005 to April 10, 2005.

Fund	Gross 12b-1 Fees	Absorptions	Compensation to Unaffiliated Broker-Dealers	12b-1 Fees Retained by the Distributor	Remaining 12b- 1Fees Used to Pay For 1) Advertising and 2) Printing and Mailing of Prospectuses to Other Than Current Shareholders
Common Stock Fund
Class B	$100,699	$0	$0	$02	$100,699	*
Class C	$67,588	$0	$19,716	$47,872	$0

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Fund	Gross 12b-1 Fees	Absorptions	Compensation to Unaffiliated Broker-Dealers	12b-1 Fees Retained by the Distributor	Remaining 12b- 1Fees Used to Pay For 1) Advertising and 2) Printing and Mailing of Prospectuses to Other Than Current Shareholders
Small Cap Value Fund
Class B	$367,643	$0	$0	$0	$367,643	*
Class C	$417,511	$0	$101,431	$316,080	$0

*	WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by an unaffiliated third party lender from the amounts assigned.

The following table shows the distribution fees paid by the Funds listed below to Funds Distributor SII from April 11, 2005 to October 31, 2004.

Fund	Gross 12b-1 Fees	Absorptions	Compensation to Unaffiliated Broker-Dealers	12b-1 Fees Retained by the Distributor	Remaining 12b- 1Fees Used to Pay For 1) Advertising and 2) Printing and Mailing of Prospectuses to Other Than Current Shareholders
Common Stock Fund
Class B	$152,471	$0	$0	$0	$152,471	*
Class C	$91,123	$0	$65,119	$26,004	$0
Small Cap Value Fund
Class B	$561,844	$0	$02	$0	$561,844	*
Class C	$617,949	$0	$169,350	$448,599	$0

*	WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by an unaffiliated third party lender from the amounts assigned.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60

41

days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Fund shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class, Advisor Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

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Custodian

Wells Fargo Bank, located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of each Fund; and pays all expenses of each Fund. For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of each Fund. State Street Bank and Trust Company (“State Street”), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as interim custodian for the Small Cap Value Fund from approximately April 8, 2005 through April 22, 2005. For its services as interim custodian, State Street is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of the Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
$0-85B	0.0051%
>$85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, a monthly multiple class fee per Fund of $500 per class beyond the first class of shares, and certain out-of-pocket expenses. State Street serves as interim fund accountant for the Small Cap Value Fund from approximately April 8, 2005 through April 22, 2005. For its services as interim fund accountant, State Street is entitled to receive an annual fee at the rate of 0.30% of the Fund’s daily net assets, a fixed fund accounting base fee, fees for multiple classes and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the C&B Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Opportunities Fund on a continuous basis. For the fiscal year ends listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds (except the C&B Mid Cap Value Fund) and the amounts retained by Stephens was as follows:

Period October 1, 2004 – April 10, 2005		Year Ended 9/30/04		Year Ended 9/30/03*
Paid	Retained	Paid	Retained	Paid	Retained
$360,657	$55,090	$2,015,276	$340,635	$1,189,589	$235,808

*	Amounts include fees paid by the Mid Cap Growth and Small Cap Growth Funds for the period from July 1, 2003 through September 30, 2003.

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The amounts paid to and retained by the Distributor are as follows:

Period October 1, 2005 – October 31, 2005		Period April 11, 2005 – September 30, 2005
Paid	Paid	Retained	Retained
$55,512	$10,114	$318,998	$59,007

Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Disciplined, Small Cap Value and Small/Mid Cap Value Funds. For the period January 1, 2005 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII were as follows:

1/1/05 – 4/10/05
Paid	Retained
$44,238	$1,332

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by “access person” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. . Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

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Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. Each Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In addition, each Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

The Dealer Reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

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Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders, except Class D shareholders, with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Waiver of Minimum Initial Investment Amount for Investor Class shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

•	Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

•	Family members of any of the above.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization described in “Historical Fund Information,” will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Reinvestments. You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

Additional Investors Eligible to Purchase Administrator Class Shares of the Small Cap Opportunities Fund:

•	Shareholders who receive assets from a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee that were invested in the Administrator Class of the Small Cap Opportunities Fund may rollover the assets into another account (e.g., an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

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•	Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Small Cap Opportunities Fund may rollover the assets into another account (e.g., an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law affiliated brokers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders.

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The tables below show the Funds’ portfolio turnover rate for the last two fiscal periods:

Fund	October 31, 2005		September 30, 2005	December 31, 2004	October 31, 2004	September 30, 2004
C&B Mid Cap Value Fund	30%		N/A	N/A	31%	N/A
Common Stock Fund	33	%*	N/A	42%	N/A	N/A
Discovery Fund	110	%*	N/A	171%	N/A	N/A
Enterprise Fund	116	%*	N/A	184%	N/A	N/A
Mid Cap Disciplined Fund	94	%*	N/A	62%	N/A	N/A
Mid Cap Growth Fund	13	%**	143%	N/A	N/A	180%
Opportunity Fund	35	%*	N/A	42%	N/A	N/A
Small Cap Disciplined Fund	56	%*	N/A	41%	N/A	N/A
Small Cap Growth Fund	10	%**	149%	N/A	N/A	171%
Small Cap Opportunities Fund	7	%**	107%	N/A	N/A	113%
Small Cap Value Fund	33	%*	N/A	345%	N/A	N/A
Small/Mid Cap Value Fund	80	%*	N/A	133%	N/A	N/A

*	For the ten-month period ended October 31, 2005.
**	For the one-month period ended October 31, 2005.

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Brokerage Commissions. For the fiscal year ends listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Period Ended 10/31/05**	Year-Ended 9/30/05	Year-Ended 9/30/04	Year-Ended 9/30/03		Year-Ended 9/30/02
Mid Cap Growth	$10,068	$587,200	$605,497	$150,226	*	N/A
Small Cap Growth	$111,380	$1,114,136	$723,718	$141,981	*	N/A
Small Cap Opportunities	$151,142	$2,268,031	$1,951,246	$2,508,113		$1,253,748

*	Amounts indicate fees paid from July 1, 2003 through September 30, 2003.
**	The Funds changed their fiscal year ends from September 30 to October 31.

Former C&B Fund. For the fiscal year ends listed below, the C&B Mid Cap Value Fund and the predecessor portfolio of the Fund paid the following aggregate brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year Ended 10/31/05	Year Ended 10/31/04	Year Ended 10/31/03
C&B Mid Cap Value Fund	$593,814	$822,026	$475,830

Former Montgomery Funds. For the past fiscal years ended June 30 listed below, the predecessor portfolios of the Mid Cap Growth and Small Cap Growth Funds paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	Period Ended 6/30/03*
Mid Cap Growth	$164,268
Small Cap Growth	$177,765

*	Amounts indicate fees paid from January 1, 2003 through June 30, 2003.

Former Strong Funds. For the fiscal year ends listed below, the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year Ended 10/31/05***	Year Ended 12/31/04	Year Ended 12/31/03
Common Stock Fund	$1,875,415	$3,058,999	$2,792,242
Discovery Fund	$799,984	$1,019,407	$1,628,389
Enterprise Fund*	$868,051	$1,666,137	$2,352,564
Mid Cap Disciplined Fund	$2,625,597	$3,388,564	$3,084,882
Opportunity Fund*	$3,146,881	$4,904,955	$5,850,398
Small Cap Disciplined Fund	$729,426	$552,835	$249,502
Small Cap Value Fund	$5,914,968	$4,294,929	$3,809,202
Small/Mid Cap Value Fund**	$319,998	$123,229	$47,125

*	The decrease in brokerage commissions was due to lower turnover rates.
**	The increase in brokerage commissions is due to an increase in Fund assets.
***	The Funds changes their fiscal year ends from December 31 to October 31.

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For the fiscal year ended October 31, 2005, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
Schroder	$421,623	$279,076,685
Wells Capital Management*	$2,480,596	$1,306,238,658

*	Includes all transactions executed for the Wells Fargo Funds Complex, including Wells Fargo Variable Trust and Master Trust.

For the fiscal year ended October 31, 2005, the C&B Mid Cap Value Fund directed brokerage transactions to a broker for research services provided, and paid the following commissions based on stated total amount of transactions.

Fund	Commissions Paid	Transactional Value
C&B Mid Cap Value Fund	$349,587	$184,944,661

The Small Cap Opportunities Fund paid the following aggregate dollar amount of brokerage commissions to the following affiliated brokers for the following fiscal years ended September 30 and the period October 31, 2005 – October 31, 2005:

Year	Fund	Broker	Commissions	Relationship
10/1/05 – 10/31/05	Small Cap Opportunities	Wells Fargo Securities	$526	Affiliate of the Fund
2005	Small Cap Opportunities	Stephens Inc.	$2,264	Affiliate of the Fund
		Wells Fargo Securities	$6,306	Affiliate of the Fund
2004	Small Cap Opportunities	Stephens Inc.	$10,527	Affiliate of the Fund
		Wells Fargo Securities	$3,026	Affiliate of the Fund
2003	Small Cap Opportunities	Stephens Inc.	$18,255	Affiliate of the Fund
		Wells Fargo Securities	$15,357	Affiliate of the Fund

For each of the brokers listed in the chart above, the percent of aggregate commissions paid by the respective Fund to such broker and the percent of aggregate transactions involving the payment of commissions that were effected through such broker for the Fund’s most recent fiscal year are listed below:

Fund	Broker	% Aggr. Comm.	% Aggr. Transactions
Small Cap Opportunities	Stephens Inc.	0.009%	0.00%
	Wells Fargo Securities	0.002%	0.00%

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent registered public accounting firm, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund’s assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

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FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund, even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund’s total assets and or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

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If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements,it wll be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’scurrent and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders wll be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carryforwards
Mid Cap Growth Fund	20007	$8,385,267
	2008	$3,028,013
	2009	$1,017,379
	2013	$225,470
Small Cap Growth Fund	2007	$3,007,875
	2008	$18,547,724
	2009	$4,946,742
	2013	$350,432
Small Cap Value Fund	2009	$14,016,830
	2010	$31,042,725
	2011	$1,040,222

Former Strong Funds. As of December 31, 2004, the following predecessor portfolios of the Funds listed below had carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carryforwards
Enterprise Fund	2009	$190,907,319
	2010	$64,764,000

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If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income andnet capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Taxation of Fund Investments. In general, realized gains or losses on the sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange exceeds a Fund’s net investment company taxable income (computed without regard to such loss for a taxable year), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

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Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

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In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a federal income tax return. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government, if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. If a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

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Federal Income Tax Rates. As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals is 35% for ordinary incomeand 15% fornet capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders.. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding.. An investor must provide a valid TIN upon opening or reopening an account. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may credit amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations if the corporate shareholder would qualify for such deduction if the Fund were not a RIC. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected”

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with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain. The Funds provide no assurance they will make any such designations.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

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Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – the Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS.

The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Variable Trust (“Variable Trust”) (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the “Funds” or individually as the “Fund”)

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now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds’ Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

A.	Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

B.	Top Ten Holdings. Top ten holdings information for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis.

C.	Fund of Funds Structure.

1.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds’ Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

2.	A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ Web site simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to portfolio holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

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C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

CAPITAL STOCK

The Funds are twelve of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

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With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in Prospectuses and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund or portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of January 6, 2006 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% Ownership as of January 6, 2006

Fund	Name and Address	Type of Ownership	Percentage of Class
C&B Mid Cap Value Fund
Class A	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	16.72%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	26.68%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	25.32%

Class D	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	49.87%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	NATIONAL FINANCIAL SERV LLC EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FIN CEN NEW YORK NY 10281-1003	Record	22.60%

Administrator Class	WELLS FARGO BANK NA OMNIBUS ACCOUNT - REINVEST/REINVEST PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	52.19%

	PATTERSON & CO HORIZON FOUNDATION OF HOWARD CNTY 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	Record	6.89%

Institutional Class	NFSC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	Record	45.22%

	COMMUNITY FOUNDATION OF THE OZARKS 901 ST LOUIS #701 SPRINGFIELD MO 65806-2561	Record	15.33%

	MASSACHUSETTS AUDUBON SOCIETY INC NON PROFIT ENVIRONMENTAL ORG 501C3 ATTN CHIEF FINANCIAL OFFICER 208 S GREAT RD LINCOLN MA 01773-4800	Record	10.56%

	SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 FBO ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	Record	10.08%

	NFS LLC FEBO USB FBO GMF Corp Perm/Mutual Fd PO Box 1787 Milwaukee, WI 53201-1787	Record	9.07%

	BOST & CO MUTUAL FUNDS OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	Record	8.72%

Common Stock Fund*

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	40.29%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	NATIONWIDE INSURANCE COMPANY FBO QPVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	52.71%

	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	9.74%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	8.94%

	WILMINGTON TRUST CO CUST FBO SG COWEN 401K SAVINGS PLAN C/O MUTUAL FUNDS 1100 N MARKET ST WILMINGTON DE 19801-1243	Record	6.24%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	73.70%

	MERRILL LYNCH PIERCE FENNER & SMITH INC MERRILL LYNCH FIN DATA SERVICES ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	8.10%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	30.18%

	MERRILL LYNCH PIERCE FENNER & SMITH INC MERRILL LYNCH FIN DATA SERVICES ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	19.53%

Class Z	MITRA & CO ATTN: EXP MUTUAL FUNDS TR14 1000 N WATER ST MILWAUKEE WI 53202-6648	Record	7.98%

	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT OF ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 Heritage Reserve Menomonee Falls, WI 53051-4400	Record	5.71%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	5.19%

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Fund	Name and Address	Type of Ownership	Percentage of Class
Discovery Fund*

Administrator Class	WELLS FARGO BANK NA FBO OMNIBUS REINVEST/REINVEST PO Box 1533 Minneapolis, MN 55480-1533	Record	72.75%

	WELLS FARGO BANK NA FBO OMNIBUS CASH/CASH PO Box 1533 Minneapolis, MN 55480-1533	Record	25.24%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	11.89%

Enterprise Fund*

Administrator Class	WELLS FARGO BANK NA FBO OMNIBUS REINVEST/REINVEST PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	87.60%

	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT OF ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 Heritage Reserve Menomonee Falls, WI 53051-4400	Record	9.81%

Advisor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	68.94%

Institutional Class	PRUDENTIAL INVESTMENT MGMNT SERVICE FBO MUTUAL FUND CLIENTS ATTN: PRUCHOICE UNIT MAIL STOP 194-201 194 WOOD AVENUE SOUTH ISELIN NJ 08830-2710	Record	81.96%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	17.06%

Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	7.62%

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Fund	Name and Address	Type of Ownership	Percentage of Class
Mid Cap Disciplined Fund*
Administrator Class	WELLS FARGO FUNDS MANAGEMENT LLC EXCLUSIVE BENEFIT OF ITS CUSTOMERS WELLS FARGO ADVISOR PROGRAM 100 Heritage Reserve Menomonee Falls, WI 53051-4400	Record	99.44%
Institutional Class	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 90% EQUITY PRT PO Box 1533 Minneapolis, MN 55480-1533	Record	27.00%
	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 75% EQUITY PRT PO Box 1533 Minneapolis, MN 55480-1533	Record	19.44%
	WELLS FARGO BANK NA FBO EDVEST AGGRESSIVE PORTFOLIO (Wisc) PO Box 1533 Minneapolis, MN 55480-1533	Record	17.15%
	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 50% EQUITY PRT PO Box 1533 Minneapolis, MN 55480-1533	Record	11.28%
	WELLS FARGO BANK NA FBO EDVEST AGGRESSIVE PORTFOLIO (Wisc) PO Box 1533 Minneapolis, MN 55480-1533	Record	8.16%
	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 60% EQUITY PRT PO Box 1533 Minneapolis, MN 55480-1533	Record	7.24%
Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	33.32%
Mid Cap Growth Fund
Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	20.72%
Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	16.43%

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Fund	Name and Address	Type of Ownership	Percentage of Class
Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	12.46%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: Mutual Fund Administrator 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Record	10.77%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1916	Record	6.02%

Class Z	INVESTORS BANK & TRUST CO TR FOR VARIOUS RETIREMENT PLANS 4 Manhattenville Rd Purchase, NY 10577-2139	Record	24.40%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	7.72%

Opportunity Fund*

Administrator Class	WELLS FARGO BANK NA FBO EDEST AGGRESSIVE PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	20.10%

	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 90% EQUITY PRTPO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	18.27%

	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 75% EQUITY PRTPO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	12.84%

	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 Magellan Way KW1C Covington, KY 41015-1987	Record	11.91%

	WELLS FARGO BANK NA FBO EDEST MODERATE PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	9.58%

	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 50% EQUITY PRTPO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	8.82%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	WELLS FARGO BANK NA FBO TOMORROW’S SCHOLAR 50% EQUITY PRTPO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	6.91%
	WELLS FARGO BANK NA FBO EDEST BALANCED PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	6.06%
Advisor Class	STATE STREET BANK & TRUST CO FBO ADP DAILY VALUATION 401K 200 NEWPORT AVENUE EXT # JQ7 NORTH QUINCY MA 02171-2145	Record	48.89%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	37.26%
Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	13.85%
	NFS LLC FEBO (FIIOC) AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	Record	5.10%
Small Cap Disciplined Fund*
Administrator	WELLS FARGO BANK NA FBO OMNIBUS REINVEST/REINVEST PO Box 1533 Minneapolis, MN 55480-1533	Record	45.04%
	WELLS FARGO INVESTMENTS LLC 625 Marquette Ave S 13th Floor Minneapolis, MN 55402-2308	Record	35.32%
Institutional	MINNESOTA LIFE 400 Robert St N A6 4105 Saint Paul, MN 55101-2015	Record	99.97%

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Fund	Name and Address	Type of Ownership	Percentage of Class
Investor Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	44.92%

Small Cap Growth Fund

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	8.64%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	16.06%

Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: Mutual Fund Administrator 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Record	18.48%

	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	5.11%

Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT EXCLUSIVELY FBO THE CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	5.97%

Administrator CLass	WELLS FARGO BANK NA, MONTGOMERY SMALL CAP I ATTN: MUTUAL FUND OPS P O BOX 1533 MINNEAPOLIS MN 55480-1533	Record	83.75%

	WELLS FARGO BANK NA, MONTGOMERY SMALL CAP I ATTN: MUTUAL FUND OPS P O BOX 1533 MINNEAPOLIS MN 55480-1533	Record	7.10%

	WELLS FARGO BANK NA, MONTGOMERY SMALL CAP I ATTN: MUTUAL FUND OPS P O BOX 1533 MINNEAPOLIS MN 55480-1533	Record	6.63%

Institutional Class	WELLS FARGO BANK NA FBO WEALTHBUILDER GROWTH BALANCED PO Box 1533 Minneapolis, MN 55480-1533	Record	50.95%

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Fund	Name and Address	Type of Ownership	Percentage of Class

	WELLS FARGO BANK NA FBO WEALTHBUILDER EQUITY PO Box 1533 Minneapolis, MN 55480-1533	Record	24.05%

	WELLS FARGO BANK NA FBO WEALTHBUILDER TACTICAL EQUITY PO Box 1533 Minneapolis, MN 55480-1533	Record	9.82%

	WELLS FARGO BANK NA FBO WEALTHBUILDER GROWTH ALLOCATION PO Box 1533 Minneapolis, MN 55480-1533	Record	5.67%

Small Cap Opportunities Fund

Administrator Class	WELLS FARGO BANK NA, SMALL CAP OPPORTUNITIES FUND I C/O MUTUAL FUND PROCESSING PO BOX 1533 MINNEAPOLIS MN 55485-0001	Record	82.21%

	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 Magellan Way KW1C Covington, KY 41015-1987	Record	5.21%

Small Cap Value Fund*

Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	41.12%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	12.09%

	TRANSAMERICA LIFE INSURANCE CO 1150 S Olive St Ste T1005 Los Angeles, CA 90015-2249	Record	6.15%

Class B	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	65.77%

Class C	AMERICAN ENTERPRISE INVESTMENT SERVICES FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	Record	14.97%

	MERRILL LYNCH PIERCE FENNER & SMITH INC MERRILL LYNCH FIN DATA SERVICES ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	10.90%

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Fund	Name and Address	Type of Ownership	Percentage of Class

Class Z	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 Magellan Way KW1C Covington, KY 41015-1987	Record	26.43%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	9.68%

	WELLS FARGO BANK NA RPS STRONG SMALL CAP VALUE #069 P.O. Box 1533 MINNEAPOLIS MN 55480-1533	Record	9.58%

	BANK OF NEW YORK TRUSTEE NEW YORK STATE DEFERRED COMP 1 WALL ST FL 12 NEW YORK NY 10286-0001	Record	5.75%

Small/Mid Cap Value Fund*

Administrator	WELLS FARGO BANK NA FBO EDEST AGGRESSIVE PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	59.88%

	WELLS FARGO BANK NA FBO EDEST MODERATE PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	24.99%

	WELLS FARGO BANK NA FBO EDEST BALANCED PORTFOLIO (Wisc) PO BOX 1533 MINNEAPOLIS MN 55480-1533	Record	13.43%

Investor	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	28.80%

*	These Funds commenced operations on April 11, 2005.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

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OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the C&B Mid Cap Value Fund for the year ended October 31, 2004, and for the Mid Cap Growth, Small Cap Growth, and Small Cap Opportunities Fund for the year ended September 30, 2004, are hereby incorporated by reference to the Funds’ Annual Reports. The audited financial statements for the predecessor portfolios of the Common Stock Fund, Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, Small Cap Value Fund and Small/Mid Cap Value Fund, which include the portfolios of investments and reports of independent registered public accounting firm for the year ended December 31, 2004, were audited by KPMG LLP, independent registered public accounting firm for the predecessor portfolios, and are hereby incorporated by reference to the Annual Reports of those predecessor portfolios.

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WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND

WELLS FARGO ADVANTAGE SPECIALIZED HEALTH SCIENCES FUND

WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND

Class A, Class B, Class C and Class Z

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about three funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) – the Wells Fargo Advantage Specialized Financial Services, Specialized Health Sciences and Specialized Technology Funds. The Specialized Financial Services Fund is considered diversified and the Specialized Health Sciences and Specialized Technology Funds are considered non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details.

Funds	A, B and/or C	Z
Specialized Health Sciences Fund	•
Specialized Financial Services Fund	•
Specialized Technology Fund	•	•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Class A, Class B, Class C, and Class Z Prospectuses (the “Prospectuses”), dated February 1, 2006. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and report of independent registered public accounting firm for the year ended October 31, 2005, are hereby incorporated by reference to the Funds’ Annual Report. The Prospectuses and Annual Report may be obtained without charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

HISTORICAL FUND INFORMATION

On August 29, 2001, the Board of Trustees of the SIFE Trust Fund approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the SIFE Trust Fund into the Trust’s Wells Fargo Advantage Specialized Financial Services Fund. The reorganization was effective at the close of business on February 22, 2002.

The Specialized Financial Services Fund described in this SAI was created as part of the reorganization of the SIFE Trust Fund, advised by SIFE, into the Wells Fargo Advantage Specialized Financial Services Fund. The reorganization between the SIFE Trust Fund and the Specialized Financial Services Fund followed the acquisition of SIFE by a subsidiary of Wells Fargo & Company.

The chart below indicates the predecessor SIFE Trust Fund that is the accounting survivor of the Wells Fargo Advantage Fund.

Wells Fargo Advantage Funds	Predecessor Funds
Specialized Financial Services Fund	SIFE Trust Fund

The Specialized Financial Services Fund (formerly named the SIFE Specialized Financial Services Fund) commenced operations on February 25, 2002 as the successor to the SIFE Trust Fund, a Delaware statutory trust. The SIFE Trust Fund was organized on February 28, 1997 as the successor-in-interest to the SIFE Trust Fund, a California trust, which was organized on September 26, 1960. The Fund, through its predecessor entities, has offered its shares to the public on a continuous basis since July 2, 1962. The predecessor fund offered Class A-I, Class A-II, Class B and Class C shares. The performance history and financial highlights shown for periods prior to February 25, 2002, are the performance history and financial highlights of the predecessor fund. The Class A-I shares are considered the accounting survivor for the Class A shares. The Specialized Financial Services Fund changed its name from the SIFE Specialized Financial Services Fund to the Specialized Financial Services Fund effective April 11, 2005.

The Specialized Health Sciences Fund commenced operations on April 2, 2001.

The Specialized Technology Fund commenced operations on September 18, 2000.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, or (v) limit the Specialized Health Sciences Fund’s investments in securities of the health sciences sector, which is the group of industries that include pharmaceutical, biochemical, biotechnology, research and development, health care facilities, health care services and medical device industries, or (vi) limit the Specialized Technology Fund’s investment in securities of the technology sector, which can be a single industry or group of industries such as the computer, software, communications equipment and services, semiconductor, health care, biotechnology, or defense and aerospace industries, or (vii) limit the Specialized Financial Services Fund’s investment in securities of companies that the adviser considers to be in the “financial services” sector, which includes commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate related companies, leasing companies and consumer and industrial finance companies;

(2) except for the Specialized Health Sciences and Specialized Technology Funds, purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

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(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund, except the Specialized Technology Fund and the Specialized Health Sciences Fund, may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short

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(short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Short sale transactions not made “against the box” by the Specialized Technology Fund and the Specialized Health Sciences Fund may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that

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involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Fund often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself.

In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how

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these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

Certain Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

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There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and

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demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of

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the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with its custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Specialized Financial Services Fund and the Specialized Health Sciences Fund will write call options only if they are “covered.” The Specialized Technology Fund will write call options that are “covered” or “uncovered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid

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assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund’s custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of their investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

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Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and

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interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and

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commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by the Specialized Financial Services Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. The Specialized Health Sciences Fund and the Specialized Technology Fund may make short sales that are not “against the box,” however, such transactions may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. A Fund will not make short sales of securities or

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maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association (“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“FNMA”) notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of

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speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consist of 138 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustee.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Thomas S. Goho, 63	Trustee, since 1987	Associate Professor of Finance, Wake Forest University, Calloway School of Business and Accountancy.	N/A

Peter G. Gordon, 63	Trustee, since 1998; (Chairman, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 72	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	N/A

Olivia Mitchell, 52	Trustee since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

Timothy J. Penny, 54	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Donald C. Willeke, 65	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 61	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 46	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 37	Treasurer, since 2003	Senior Vice President of Wells Fargo Bank, N.A. and Senior Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000.	N/A

C. David Messman, 45	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. and Senior Vice President and Secretary of Wells Fargo Funds Management, LLC. Vice President and Senior Counsel of of Wells Fargo Bank, N.A. from 1996 to 2003.	N/A

[1]	Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Governance Committee and Audit Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met twice during the most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

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(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102, 000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer for the additional work and time devoted by the Chairpersons.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2005, the Trustees received the following compensation:

Compensation Table

Year Ended September 30, 2005

Fund Name	Interested Trustees		Independent Trustees*
	Robert C. Brown**	J. Tucker Morse	Peter G. Gordon	Richard M. Leach	Thomas S. Goho	Timothy J. Penny	Donald C. Willeke
Specialized Health Sciences Fund	$583	$856	$1,008	$856	$856	$856	$856
Specialized Financial Services Fund	$583	$856	$1,008	$856	$856	$856	$856
Specialized Technology Fund	$583	$856	$1,008	$856	$856	$856	$856
Total Compensation from the Fund Complex***	$81,000	$119,000	$140,250	$119,000	$119,000	$119,000	$119,000

*	Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

**	Retired as of April 5, 2005

***	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 13 9 funds).

For the period October 1-October 31, 2005*, the Trustees received the following compensation:

Compensation Table

October 1 - October 31, 2005

	Interested Trustees		Independent Trustees*
Fund Name	Robert C. Brown**	J. Tucker Morse	Peter G. Gordon	Richard M. Leach	Thomas S. Goho	Timothy J. Penny	Donald C. Willeke
Specialized Health Sciences Fund	$0.00	$144	$189	$144	$144	$144	$144
Specialized Financial Services Fund	$0.00	$144	$189	$144	$144	$144	$144
Specialized Technology Fund	$0.00	$144	$189	$144	$144	$144	$144
Total Compensation from the Fund Complex***	$0.00	$20,000	$26,250	$20,000	$20,000	$20,000	$20,000

*	The Fund changed its Fiscal year-end from September 30 to October 31.

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Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2005, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2005

Trustee	Dollar Range of Equity Securities In the Funds			Aggregate Dollar Range of Equity Securities of Fund Complex*
	Specialized Financial Sciences	Specialized Health Services	Specialized Technology
INDEPENDENT TRUSTEES

Thomas S. Goho	0	0	0	D
Peter G. Gordon	0	B	B	D
Richard M. Leach	0	0	0	D
Timothy J. Penny	0	0	0	D
Donald C. Willeke	0	0	A	D
INTERESTED TRUSTEE

J. Tucker Morse	0	0	0	D

Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 139 funds).

**	Robert C. Brown, former interested Trustee, retires as of April 5, 2005. Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.

Ownership of Securities of Certain Entities. None of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

The Funds are stand-alone Funds with an investment adviser and sub-adviser.

As compensation for its advisory services for the following Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee
	Prior to 8/1/04	Effective 8/1/04
Specialized Financial Services	0.95%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80	% % % % %

Specialized Health Sciences	0.95%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80	% % % % %

Specialized Technology	1.05%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.05 1.00 0.95 0.925 0.90	% % % % %

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Advisory Fees Paid. For the fiscal year ends shown in the table below, the Funds, except the Specialized Financial Services Fund, paid the following advisory fees, and the investment adviser waived the indicated fees:

Fund	Period ending 10/31/05*		Year Ended 9/30/05*		Year Ended 9/30/04		Year Ended 9/30/03
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Specialized Health Sciences	$20,358	$7,585	$288,092	$93,412	$259,647	$62,960	$90,630	$195,388
Specialized Technology	$194,152	$5,955	$95,422	$77,859	$1,544,936	$70,686	$504,006	$270,209

*	The Funds changed their fiscal year-ends from September 30 to October 31.

Former SIFE Trust Fund. As discussed in the “Historical Fund Information” section, the Specialized Financial Services Fund was created as part of the reorganization of the SIFE Trust Fund into the Fund, which occurred at the close of business on February 22, 2002. Prior to the reorganization, SIFE served as the investment adviser to the predecessor portfolio of the Fund, and was entitled to receive an annual fee equal to 1.25% of the average daily net assets of the predecessor portfolio. Therefore, the table below shows the advisory fees paid by either the Fund or its predecessor portfolio. For the periods indicated below, the Fund paid the following advisory fees, and the respective investment adviser waived the indicated fees:

	Period ending 10/31/05*		Year Ended 9/30/05*		Year Ended 9/30/03		Year Ended 9/30/04
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Specialized Financial Services	$276,458	$67,643	$4,134,785	$95,562	$3,748,141	$1,328,831	$3,669,906	$1,256,250

*	The Fund changed its fiscal year-end from September 30 to October 31.

Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program’s assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund’s assets. In such an instance, Funds Management’s decision to make changes to or rebalance the program’s allocations may substantially impact the Fund’s performance.

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged RCM Capital Management LLC (“RCM”) and Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust’s Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

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For providing sub- advisory services, RCM and Wells Capital Management are entitled to receive fees as described below. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Sub-Adviser	Fee
Specialized Financial Services	Wells Capital Management	0-100M 100-200M >200M	.45 .40 .30	% % %

Specialized Health Sciences	RCM	0-100M 100-500M >500M	.75 .65 .60	% % %

Specialized Technology	RCM	0-50M 50-100M >100 M	1.00 .70 .55	% % %

Unaffiliated Sub-Adviser. Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund listed below to the following unaffiliated sub-adviser for the fiscal periods ended October 31, 2005, September 30, 2005, 2004, and 2003:

	Period ended 10/31/05* RCM		Year Ended 9/30/05* RCM		Year Ended 9/30/04 RCM		Year Ended 9/30/03 RCM
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Specialized Health Sciences	$21,091	$0	$236,178	$0	$323,782	$0	$286,021	$0
Specialized Technology	$130,050	$0	$1,168,933	$0	$1,150,466	$0	$635,804	$0

*	The Funds changed their fiscal year-ends from September 30 to October 31.

Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of October 31, 2005 , the most recent fiscal year end for the Funds. The portfolio managers listed below (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds on a day-to-day basis as follows:

Fund	Sub-Adviser	Portfolio Managers
Specialized Financial Services	Wells Capital Management	Allen J. Ayvazian Allen A. Wisniewski, CFA
Specialized Health Sciences	RCM	Michael Dauchot, M.D.*
Specialized Technology	RCM	Huachen Chen, CFA Walter C. Price, Jr., CFA

*	Michael Dauchot, RCM, was a portfolio manager for the Specialized Health Sciences Fund from 2001-2004, then returned in this capacity in September, 2005.

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

Portfolio Managers*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
RCM
Huachen Chen, CFA	6	$1,820M	2	$64M	30	$226M
Michael Dauchot, M.D.	3	$250M	1	$2.2M	9	$1M
Walter C. Price, Jr., CFA	6	$1,820M	4	$77M	3	$226M
Wells Capital Management
Allen J. Ayvazian	2	$35 M	2	$913M	4	$155M
Allen A. Wisniewski, CFA	0	0	0	0	49	$246M

If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

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The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
RCM
Huachen Chen, CFA	0	$0	0	$0	0	$0
Michael Dauchot, M.D.	0	$0	0	$0	0	$0
Walter C. Price, Jr., CFA	0	$0	2	$13.6M	0	$0
Wells Capital Management
Allen J. Ayvazian	0	$0	0	$0	0	$0
Allen A. Wisniewski, CFA	0	$0	0	$0	0	$0

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rules 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

RCM. Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating

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securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) – Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner. Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the Wells Fargo Specialized Technology Fund.

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RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of ‘CM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated using the following compensation structures:

RCM Compensation. RCM’s Portfolio Managers are compensated with what RCM believes to be a competitively positioned compensation program to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the “Bonus Program”). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the “Profit Program”).

Bonus Program. In the Bonus Program, total cash compensation, as more fully described below, is set for each Portfolio Manager relative to his or her performance and the market. The Portfolio Managers’ compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained performance.

In the Bonus Program, each Portfolio Manager’s compensation consists of the following elements as further described below: (1) base salary, (2) annual bonus, (3) stock appreciation rights, and (4) group retirement plans.

(1) Base salary. Each Portfolio Manager is paid a base salary, which is set at a level determined by RCM to be competitive in the market place, taking into account a particular Portfolio Manager’s experience and responsibilities. RCM reviews third party market data to ensure that salaries remain competitive within the industry

(2) Annual Bonus. All Portfolio Managers also receive discretionary compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each Portfolio Manager receives a target bonus. The target bonus is based on the individuals’ years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) – depending on individual, team and firm performance. The portion of the bonus related to pre-tax performance of the mutual funds managed is measured against a fund’s Lipper universe over a three-year rolling period.

(3) Stock Appreciation Rights. Key members of RCM’s investment staff are allocated Stock Appreciation Right units at the beginning of each year. The Stock Appreciation Rights vest over five years. Each tranche of Stock Appreciation Rights are paid-out on the fifth anniversary of their issuance – the amount of which is based on the increase in profitability of the firm during that five-year period.

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(4) Participation in group retirement plans. Portfolio Managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the non-qualified deferred compensation plan.

Profit Program. In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, Portfolio Managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.

Wells Capital Management Compensation. Wells Capital Management’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Managers	Benchmark
Allen J. Ayvazian	S&P Financial Services Index
Allen A. Wisniewski, CFA	MSCI World Telecom Services Price Index

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Beneficial Ownership in the Funds. In the table below shows for each Portfolio Manager, the amount of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

— = N/A

0 = $0

A = $1 - $10,000

B = $10,001 - $50,000

C = $50,001 - $100,000

D = $100,001 - $500,000

E = $500,001 - $1,000,000

F = over $1,000,000

Beneficial Equity Ownership in the Funds

Portfolio Manager	Specialized Financial Sciences	Specialized Health Services	Specialized Technology
RCM
Huachen Chen, CFA	—	—	0
Michael Dauchot, M.D.	—	—	0
Walter C. Price, Jr., CFA	—	—	0
Wells Capital Management
Allen J. Ayvazian	0	—	—
Allen A. Wisniewski, CFA	0	—	—

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

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In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee
	Prior to 8/1/04	Effective 8/1/04
Class A,		0-4.99B	0.33%
Class B and Class C Shares		5-9.99B	0.32%
		>9.99 B	0.31%
	0.33%

		Fee
Class		Effective 4/11/05
Class Z Shares		0-4.99B	0.50%
		5-9.99B	0.49%
		>9.99 B	0.48%

Administrative Fees Paid. For the fiscal year ends shown in the table below, the Funds, except the Specialized Financial Services Fund, paid the following administrative fees.

Fund	Period ended 10/31/05**	Year Ended 9/30/05**	Year Ended 9/30/04	Year Ended 9/30/03
Specialized Health Sciences (Fund Level)	$1,071	$15,163	$16,979	$142,776
Class A	$2,437	$34,105	$37,929	*
Class B	$3,243	$45,365	$50,376	*
Class C	$320	$5,441	$6,779	*
Specialized Technology (Fund Level)	$9,245	$95,422	$76,935	$396,790
Class A	$24,602	$314,375	$320,573	*
Class B	$6,224	$82,918	$91,473	*
Class C	$1,233	$16,840	$18,787	*

*	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

**	The Funds changed their fiscal year-ends from September 30 to October 31.

***	Class Z shares commenced operations on April 11, 2005.

Former SIFE Trust Fund. As discussed in the “Historical Fund Information” section, the Specialized Financial Services Fund was created as part of the reorganization of the SIFE Trust Fund into the Specialized Financial Services Fund, which occurred at the close of business on February 22, 2002. Prior to the reorganization, SIFE served as the administrator to the predecessor portfolio of the Fund, but was compensated only in its role as adviser to the Fund. Therefore, the table below shows the administrative fees paid by either the Fund or its predecessor portfolio. For the periods indicated below, the Fund paid the following administrative fees.

Fund	Period ended 10/31/05**	Year Ended 09/30/05	Year Ended 09/30/04	Year Ended 09/30/03
	Fees Paid	Fees Paid	Fees Paid	Fees Paid
Specialized Financial Services (Fund level)*	$14,550	$217,620	$267,213	$1,640,988
Class A	$80,114	$1,193,067	$1,446,446	*
Class B	$1,109	$21,298	$44,214	*
Class C	$260	$4,308	$5,733	*

*	The Funds changed their fiscal year-ends from September 30 to October 31.

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**	For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

Distributor

Wells Fargo Funds Distributor, LLC (the “Distributor”), located at 525 Market Street, San Francisco, California 94105, serves as distributor for the Funds. Prio to April 11, 2005, , Stephens Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds.

The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds paid Stephens and will pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Distributor has entered and Stephens previously entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign and Stephens previously assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

For the period October 1, 2004 – April 10, 2005 , , the Funds listed below paid to Stephens, Inc., pursuant to the Plan, the following fees for distribution-related expenses. The tables below show the distribution-related expenses paid to the respective distributor of the Funds for the last fiscal year ended October 31, 2005:

DISTRIBUTION FEES

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs		Other (Explain)
Specialized Financial Services
Class B	$35,599	$0	$0	$0		$0	$35,599	*
Class C	$6,827	$0	$0	$6,827		$0	$0
Specialized Health Sciences
Class B	$66,777	$0	$0	$0		$0	$66,777	*
Class C	$8,460	$0	$0	$8,460		$0	$0
Specialized Technology
Class B	$122,416	$0	$0	$0		$0	$122,416	*
Class C	$25,410	$0	$0	$25,410	$		$0

For the period April 11, 2005 – September 30, 2005, the Funds listed below paid to Wells Fargo Funds Distributor, LLC, pursuant to the Plan, the following fees for distribution-related expenses:

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Specialized Financial Services
Class B	$21,449	$0	$0	$0	$0	$21,449	*
Class C	$4,713	$0	$0	$4,713	$0	$0
Specialized Health Sciences
Class B	$54,736	$0	$0	$0	$0	$54,736	*

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Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Class C	$6,114	$0	$0	$5,263	$850	$0
Specialized Technology
Class B	$99,686	$0	$0	$0	$0	$99,686	*
Class C	$19,698	$0	$0	$15,253	$4,175	$0

*	Wells Fargo Funds Distributor, LLC (WFFD) entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

The Fund changed its fiscal year-end from September 30 to October 31. For the period October 1, 2005 – October 31, 2005, the Funds listed below paid to Wells Fargo Funds Distributor, LLC, pursuant to the Plan, the following fees for distribution-related expenses:

Fund	Total	Advertising	Printing & Mailing	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Specialized Financial Services
Class B	$2,970	$0	$0	$0	$0	$2,970	*
Class C	$696	$0	$0	$696	$0	$0
Specialized Health Sciences
Class B	$8,686	$0	$0	$0	$0	$8,686	*
Class C	$857	$0	$0	$721	$136	$0
Specialized Technology
Class B	$16,671	$0	$0	$0	$0	$16,671	*
Class C	$3,302	$0	$0	$2,551	$751	$0

*	Wells Fargo Funds Distributor, LLC (WFFD) entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and

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distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, and Class Z shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of the Specialized Financial Services Fund and 0.07% of the average daily net assets of the Specialized Health Sciences Fund and Specialized Technology Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
0-85B	0.0051%
>85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund a monthly multiple class fee per Fund of $500 per class beyond the first class of shares, and certain out-of-pocket costs.

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Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds on a continuous basis. For the Funds’ past three fiscal years, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens was as follows:

10/1/04 – 4/1/05		Year Ended 9/30/04		Year Ended 9/30/03
Paid	Retained	Paid	Retained	Paid	Retained
$86,952	$12,965	$2,015,276	$340,635	$1,189,589	$235,808

The amounts paid to and retained by the Distributor are as follows:

4/11/05-9/30/05		Period ended 10/31/05*
Paid	Retained	Paid	Retained
$77,014	$10,233	$86,952	$12,965

*	The Funds changed their fiscal year ends from September 30 to October 31.

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act , as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however,

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are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

The Specialized Health Sciences and Specialized Technology Funds use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or

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for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as% of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All existing shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors’ Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Reinvestments. You may reinvest into a Wells Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo

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Collective Investment Funds, provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within 60 days prior to your reinvestment.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders.

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The portfolio turnover rates for the Specialized Health Sciences Fund and Specialized Financial Services Fund varied significantly over the past two fiscal years. The variation in the rates was primarily due to increased market volatility for the Specialized Health Sciences Fund and fewer perceived investment opportunities by the portfolio managers and fewer shareholder redemptions for the Specialized Financial Services Fund.

The tables below show the Funds’ portfolio turnover rates for the last two fiscal years, and for the period of October 1- October 31, 2005*:

Fund	Period ending 10/31/05	September 30, 2005	September 30, 2004
Specialized Financial Services	1%	49%	221%
Specialized Healthcare Sciences	9%	200%	266%
Specialized Technology	29%	270%	262%

*	The Funds changed their fiscal year-ends from September 30 to October 31.

Brokerage Commissions. For the fiscal year ends listed below, the Funds paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Period ended 10/31/05*	Year-Ended 9/30/05	Year-Ended 9/30/04		Year-Ended 9/30/03
Specialized Financial Services	$20,238	$625,482	$2,820,370	**	$4,934,241
Specialized Health Sciences	$8,556	$146,976	$225,645	**	$144,266
Specialized Technology	$200,682	$1,693,627	$1,578,886	**	$899,950

*	The Funds changed their fiscal year ends from September 30 to October 31.

**	The decrease in commissions paid by the Specialized Financial Services Fund was the result of the lower portfolio turnover rate for the Fund. However, the increased market volatility led to increased portfolio turnover rates for the Specialized Health Sciences Fund and Specialized Technology Fund.

For the fiscal year ended September 30 2005, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
RCM	$0	$	N/A
Wells Capital Management	$563,363.77		$510,586,956.89

For the period October 1 – October 31, 2005*, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
RCM	$0	$	N/A
Wells Capital Management	$20,238.00		$19,598,924.12

•	The Fund changed its fiscal year-end from September 30 to October 31.

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Securities of Regular Broker-Dealers.

As of September 30, 2005, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

Fund	Broker Dealer	Amount
Specialized Health Sciences	N/A		N/A
Specialized Financial Services	Bank of America Citigroup JP Morgan Chase & Co. Bear Stearns Goldman Sachs & Co. Lehman Brothers, Inc. Morgan Stanley	$ $ $ $ $ $ $	18,351 30,084 13,165 8,901 17,909 5,358 6,689
Specialized Technology	N/A		N/A

As of October 31, 2005*, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

Fund	Broker Dealer	Amount
Specialized Health Sciences	N/A		N/A
Specialized Financial Services	Bank of America Citigroup JP Morgan Chase & Co. Bear Stearns Goldman Sachs & Co. Lehman Brothers, Inc. Morgan Stanley	$ $ $ $ $ $ $	19,066 30,256 13,110 8,580 22,897 5,505 8,747
Specialized Technology	Bear Stearns Morgan Stanley	$ $	12,300 27,870

*	The Fund changed its fiscal year end from September 30 to October 31.

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt

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organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as Subtitle A, Chapter 1 of a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RIC’s generally will apply separately to each Fund, even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RIC’s, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, or similar, trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of net tax-exempt income, net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non- RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation

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on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of , September 30, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund for FYE September 30, 2005	Year Expires	Capital Loss Carryforwards
Specialized Health Services	N/A	N/A
Specialized Financial Services	N/A	N/A
Specialized Technology	2006	$12,144,927
	2007	$122,546,652
	2008	$21,702,243
	2009	$48,266,373
	2010	$148,978
	2011	$445,585

As of October 31, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund for FYE October 31, 2005*	Year Expires	Capital Loss Carryforwards
Specialized Health Services	2013	$494,421
Specialized Financial Services	2013	$2,389,203
Specialized Technology	2006	$3,831,373
	2007	$3,831,373
	2008	$126,179,032
	2009	$54,007,562
	2010	$10,167,420
	2011	$445,585

*	The Fund changed its fiscal year-end from September 30 to October 31.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and net capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

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Taxation of Fund Investments. In general, realized gains or losses on the sale of portfolio securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future U. S. Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of

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the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed U.S. Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a federal income tax return. For federal income tax purposes, a Fund’s earnings

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and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-dat period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be relected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net capital gain. .

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rates, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The

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rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. An investor must provide a valid TIN upon opening or reopening an account. This backup withholding is not an additional tax imposed upon the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may credit amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, if the corporate shareholder would qualify for such deduction if the Fund were not an RIC. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such no later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with

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a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurances can be made that your intermediary will respect such designations.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a

40

vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually on the SEC’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Variable Trust (“Variable Trust”) (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds’ Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online

41

disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

A.	Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

B.	Top Ten Holdings. Top ten holdings information for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis.

C.	Fund of Funds Structure.

1.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds’ Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

2.	A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ Web site simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to portfolio holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

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3.	Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

CAPITAL STOCK

The Funds are three of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory agreement, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

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As used in the Prospectuses and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of January 6, 2006 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF January 6, 2006

Fund	Name and Address	Type of Ownership	Percentage of Class
Specialized Financial Services Fund

Class A	NONE	N/A	N/A

Class B	American Enterprise Investment Services FBO P.O. Box 9446 Minneapolis, MN 55440-9446	Record	5.25%

Class C	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record	6.01%

	Calman B Brody & Leslie G Brody JTWROS 900 Palisade Ave. Apt 20C Fort Lee, NJ 07024-4140	Record	7.54%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 0703-2052	Record	6.10%

	Andrew C. Tickner , Margaret I Tickner TOD Subject to BFDS TOD Rules 286 Merlin Court Benicia, CA 94510-1802	Record	5.10%

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Fund	Name and Address	Type of Ownership	Percentage of Class
Specialized Health Sciences Fund

Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 California St San Francisco CA 94104-4122	Record	16.38%

	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	10.14%

Class B	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	11.60%

Class C	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record	6.99%

	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	5.37%

Specialized Technology Fund

Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 California St San Francisco CA 94104-4122	Record	24.61%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record	6.02%

Class B	NONE	N/A	N/A

Class C	MFPF&S For the Sole Benefit of It’s Customers ATTN: Service Team 4800 Deer Lake Dr East 3rd Floor Jacksonville FL 32246-6484	Record	9.36%

Class Z*	NONE	N/A	N/A

*	Class Z commenced operations on April 11, 2005.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

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OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Funds for the year ended October 31, 2005 are hereby incorporated by reference to the Funds’ Annual Report.

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WELLS FARGO FUNDS TRUST

File Nos. 333-74295; 811-09253

PART C

OTHER INFORMATION

Item 23.	Exhibits.

Exhibit Number	Description
(a)	-	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(b)	-	Not Applicable.

(c)	-	Not Applicable.

(d)(1)(i)	-	Amended and Restated Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(ii)	-	Amended and Restated Fee and Expense Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(2)(i)	-	Investment Sub-Advisory Agreement with Barclays Global Fund Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001.

(ii)	-	Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(iii)	-	Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(iv)	-	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003.

(v)	-	Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(vi)	-	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(vii)	-	Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(viii)	-	Not Applicable.

(ix)	-	Not Applicable.

(x)	-	Not Applicable.

(xi)	-	Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(xii)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004.

(xiii)	-	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(xiv)	-	Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(xv)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

(xvi)	-	Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

(xvii)	-	Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(e)	-	Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(f)	-	Not Applicable.

(g)(1)	-	Not Applicable.

(2)	-	Amended and Restated Custody Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(i)	-	Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 75, filed August 1, 2004; Exhibit A, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(3)	-	Amended and Restated Securities Lending Agreement by and among Wells Fargo Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Exhibit A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(4)	-	Not Applicable.

(h)(1)	-	Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(2)	-	Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Amendment and Exhibit A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(3)	-	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Amendment to Transfer Agreement, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(4)	-	Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(5)	-	Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

(i)	-	Legal Opinion, filed herewith.

(j)(A)(1)	-	Consent of the Independent Registered Public Accounting Firm, filed herewith.

(j)(A)(2)		Consent of the Independent Registered Public Accounting Firm, filed herewith.

(j)(1)	-	Not Applicable.

(2)	-	Not Applicable.

(3)	-	Not Applicable.

(4)	-	Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(5)	-	Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(6)	-	Not Applicable.

(7)	-	Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(8)	-	Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(9)	-	Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(10)	-	Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(11)	-	Not Applicable.

(12)	-	Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(13)	-	Not Applicable.

(14)	-	Power of Attorney, Stacie D. DeAngelo, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(k)	-	Not Applicable.

(l)	-	Not Applicable.

(m)	-	Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(n)	-	Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(o)	-	Not Applicable.

(p)(1)	-	Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(2)	-	Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(3)	-	Barclays Global Investors, N.A. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(4)	-	RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(5)	-	Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(6)	-	Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(7)	-	Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(8)	-	Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(9)	-	Wells Capital Management Incorporated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(10)	-	Not Applicable.

(11)	-	Not Applicable.

(12)	-	Not Applicable.

(13)	-	Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(14)	-	LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(15)	-	Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(16)	-	Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(17)	-	New Star Institutional Managers Limited Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

(18)	-	Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

Item 24.	Persons Controlled by or Under Common Control with the Fund.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 25.	Indemnification.

Article IX of the Registrant’s Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant’s Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section 3.9 of the Registrant’s Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26.	Business and Other Connections of Investment Adviser.

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC (“Funds Management”) assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. (“Wells Fargo Bank”). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the “Trust”) and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of the Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(d) Peregrine Capital Management, Inc. (“Peregrine”), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(e) Schroder Investment Management North America Inc. (“Schroder”), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited (“Schroder Ltd.”) is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(f) Galliard Capital Management, Inc. (“Galliard”), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(g) Smith Asset Management Group, L.P. (“Smith”), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) (“RCM”), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(i) Systematic Financial Management, L.P. (“Systematic”) serves as sub-adviser to the Equity Value Portfolio of Wells Fargo Master Trust (“Master Trust”) in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(j) LSV Asset Management (“LSV”) serves as co-sub-adviser for the International Equity Fund of the Trust and serves as sub-adviser for the International Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(k) Cooke & Bieler, L.P. (“Cooke & Bieler”) serves as sub-adviser for the C&B Mid Cap Value Fund and Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(l) Artisan Partners Limited Partnership (“Artisan”) serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(m) New Star Institutional Managers Limited (“New Star”) serves as co-sub-adviser for the International Equity Fund of the Trust, sub-adviser for the Overseas Fund and International Core Fund of the Trust, and sub-adviser for the International Core Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(n) Matrix Asset Advisors, Inc. (“Matrix”) serves as sub-adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27.	Principal Underwriters.

(a) Wells Fargo Funds Distributor, LLC (“Funds Distributor”), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

(b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Fund
Cara Peck Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, President & Secretary	None

Kevin J. Scott Wells Fargo Funds Management, LLC 100 Heritage Reserve Menomonee Falls, WI 53051	Treasurer & Chief Financial Officer	None

Dorothy A. Peters Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Compliance Officer	Chief Compliance Officer

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Fund
Herbert D. Campbell III Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Financial Operations Officer (FINOP)	None

Steven R. Schneider Wells Fargo Funds Management, LLC 100 Heritage Reserve Menomonee Falls, WI 53051	Compliance Officer and Anti-Money Laundering Compliance Officer	None

Carol A. Jones Lorts Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	None

Matthew H. Lobas Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	None

(c) Not Applicable.

Item 28.	Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

(c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

(d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation Fund) at 45 Fremont Street, San Francisco, California 94105.

(e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, California 94105.

(f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

(g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

(h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

(i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

(j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

(k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

(l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

(m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

(n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

(o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

(p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

(q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

(r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29.	Management Services.

Other than as set forth under the captions “Organization and Management of the Funds” in the Prospectuses constituting Part A of this Registration Statement and “Management” in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.	Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of February, 2006.

WELLS FARGO FUNDS TRUST

By:	/s/ CAROL J. LORTS
Carol J. Lorts
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 89 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

* Thomas S. Goho	Trustee

* Peter G. Gordon	Trustee

* Richard M. Leach	Trustee

* J. Tucker Morse	Trustee

* Olivia Mitchell	Trustee

* Timothy J. Penny	Trustee

* Donald C. Willeke	Trustee

* Karla M. Rabusch	President (Principal Executive Officer)

* Stacie D. DeAngelo	Treasurer (Principal Financial Officer)

2/1/2006

*By:	/s/ CAROL J. LORTS
Carol J. Lorts
As Attorney-in-Fact
February 1, 2006

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 31st day of January, 2006.

WELLS FARGO MASTER TRUST

By:	/s/ CAROL LORTS
Carol Lorts

WELLS FARGO FUNDS TRUST

FILE NOS. 333-74295; 811-09253

EXHIBIT INDEX

EX-99.B	(i)	Legal Opinion

EX-99.B	(j)(A)(1)	Consent of the Independent Registered Public Accounting Firm

EX-99.B	(j)(A)(2)	Consent of the Independent Registered Public Accounting Firm